UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-04008

Fidelity Investment Trust

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

 (Address of principal executive offices)       (Zip code)

Cynthia Lo Bessette, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2019

This report on Form N-CSR relates solely to the Registrant’s Fidelity Diversified International K6 Fund, Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund, Fidelity Emerging Markets Discovery Fund, Fidelity Flex International Fund, Fidelity Global Commodity Stock Fund, Fidelity Global Equity Income Fund, Fidelity International Capital Appreciation K6 Fund, Fidelity International Discovery Fund, Fidelity International Discovery K6 Fund, Fidelity International Growth Fund, Fidelity International Small Cap Fund, Fidelity International Small Cap Opportunities Fund, Fidelity International Value Fund, Fidelity SAI International SMA Completion Fund, Fidelity Series Canada Fund, Fidelity Series Emerging Markets Fund, Fidelity Series Emerging Markets Opportunities Fund, Fidelity Series International Growth Fund, Fidelity Series International Small Cap Fund, Fidelity Series International Value Fund, Fidelity Series Overseas Fund, Fidelity Total Emerging Markets Fund and Fidelity Total International Equity Fund (each, a “Fund” and collectively, the “Funds”).

Item 1.

Reports to Stockholders

Fidelity® Diversified International K6 Fund

Annual Report

October 31, 2019

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

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Account Type	Website	Phone Number
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Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2019	Past 1 year	Life of fundA
Fidelity® Diversified International K6 Fund	15.89%	4.96%

 A From May 25, 2017

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Diversified International K6 Fund on May 25, 2017, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Index performed over the same period.

Period Ending Values
$11,252	Fidelity® Diversified International K6 Fund
$11,094	MSCI EAFE Index

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index gained 11.47% for the 12 months ending October 31, 2019, as international stocks reflected a confluence of factors, including escalating trade tension, and moderating but still positive global economic growth. Currency fluctuations were largely modest and varied by region, muting the overall impact on international equity returns. In late December, the U.S. Federal Reserve shifted from raising interest rates to a more dovish policy in 2019, joining many foreign central banks. In June, international stocks rose 6.03%, as policy stimulus in China stabilized that country’s economic growth. The Fed cut its policy rate in July for the first time since 2008. However, the index returned -1.21% for the month, followed by -3.08% in August. In September, the Fed cut its policy rate another quarter point, citing concerns about slowing economic growth and muted inflation, and did the same in October, leading to monthly gains of 2.59% and 3.49%, respectively. For the full 12 months, the growth-oriented information technology sector (+22%) led the way, followed by utilities (+20%) and real estate (+18%), two high-dividend-yielding categories. Conversely, energy was roughly flat, while materials (+6%) and communication services (7%) also lagged. By region, Asia Pacific ex Japan (+16%), Europe ex U.K (+13%), Canada (+12%) and emerging markets (+12%) fared best. Meanwhile, the U.K. (+7%) and Japan (+10%) trailed the broader market.

Comments from Portfolio Manager Bill Bower:  For the fiscal year, the fund’s share classes gained roughly 16%, handily outperforming the 11.30% result of benchmark MSCI EAFE Index. Favorable stock selection was the primary driver of the fund’s outperformance the past 12 months, as our picks in 10 of 11 equity sectors outperformed the index. By sector, the biggest contribution to the fund’s relative result came from security selection in the financials sector, followed by choices in information technology and industrials. Regionally, choices in emerging markets added the most value, with notable outperformance in China and India. Stock picking in the non-benchmark U.S. region, along with Japan, also contributed meaningfully. In terms of individual stocks, an overweighted stake in Japanese optical and glass products manufacturer Hoya (+58%) helped more than any other investment the past year. A large position in photolithography systems manufacturer ASML (+54%) also helped. Conversely, being underweighted in the higher-dividend-yielding and strong-performing utilities and real estate sectors held back the fund’s performance relative to the index. At the stock level, not owning Switzerland-based food and beverage manufacturer Nestle (+29%), an index constituent, weighed on the fund’s relative result. An overweighting in Norway-based oil & gas company Equinor (-26%) also hurt this period. Elsewhere, a cash position of roughly 4%, on average, also detracted in an uptrending market.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2019
Japan	16.9%
Germany	11.1%
United Kingdom	10.8%
United States of America*	9.7%
France	7.7%
Netherlands	6.9%
Switzerland	6.2%
India	4.2%
Canada	3.0%
Other	23.5%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2019

% of fund's net assets
Stocks	96.2
Short-Term Investments and Net Other Assets (Liabilities)	3.8

Top Ten Stocks as of October 31, 2019

% of fund's net assets
SAP SE (Germany, Software)	2.4
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	2.2
ASML Holding NV (Netherlands, Semiconductors & Semiconductor Equipment)	1.9
AIA Group Ltd. (Hong Kong, Insurance)	1.7
AstraZeneca PLC (United Kingdom) (United Kingdom, Pharmaceuticals)	1.7
Hoya Corp. (Japan, Health Care Equipment & Supplies)	1.7
Unilever NV (Netherlands, Personal Products)	1.5
Keyence Corp. (Japan, Electronic Equipment & Components)	1.4
LVMH Moet Hennessy Louis Vuitton SE (France, Textiles, Apparel & Luxury Goods)	1.3
HDFC Bank Ltd. (India, Banks)	1.2
17.0

Top Market Sectors as of October 31, 2019

% of fund's net assets
Financials	18.9
Information Technology	15.8
Industrials	15.5
Health Care	14.1
Consumer Discretionary	8.7
Consumer Staples	8.6
Materials	5.5
Communication Services	3.7
Energy	2.7
Utilities	2.0

Schedule of Investments October 31, 2019

Showing Percentage of Net Assets

Common Stocks - 96.2%
	Shares	Value
Australia - 1.1%
CSL Ltd.	116,641	$20,570,377
Magellan Financial Group Ltd.	349,417	11,589,444

TOTAL AUSTRALIA		32,159,821

Bailiwick of Jersey - 0.8%
Experian PLC	515,867	16,224,583
Ferguson PLC	93,832	8,012,627

TOTAL BAILIWICK OF JERSEY		24,237,210

Belgium - 0.9%
KBC Groep NV	387,475	27,173,647
Bermuda - 1.8%
China Gas Holdings Ltd.	1,058,457	4,508,964
Credicorp Ltd. (United States)	53,993	11,556,662
Hiscox Ltd.	556,523	10,734,083
IHS Markit Ltd. (a)	212,477	14,877,640
Marvell Technology Group Ltd.	431,577	10,526,163

TOTAL BERMUDA		52,203,512

Brazil - 0.7%
BM&F BOVESPA SA	676,232	8,157,612
Notre Dame Intermedica Participacoes SA	379,620	5,679,392
Rumo SA (a)	1,417,294	8,057,425

TOTAL BRAZIL		21,894,429

Canada - 3.0%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	1,087,202	32,605,329
Cenovus Energy, Inc. (Canada)	798,046	6,798,327
Constellation Software, Inc.	13,519	13,352,001
Fairfax India Holdings Corp. (a)(b)	547,019	6,181,315
Franco-Nevada Corp.	85,845	8,329,657
Kirkland Lake Gold Ltd.	171,066	8,033,127
Waste Connection, Inc. (Canada)	62,103	5,736,429
Wheaton Precious Metals Corp.	282,977	7,932,208

TOTAL CANADA		88,968,393

Cayman Islands - 1.8%
Alibaba Group Holding Ltd. sponsored ADR (a)	133,805	23,639,329
Anta Sports Products Ltd.	1,183,890	11,580,956
Tencent Holdings Ltd.	391,959	15,899,001
Zai Lab Ltd. ADR (a)	91,628	3,096,110

TOTAL CAYMAN ISLANDS		54,215,396

China - 0.9%
Kweichow Moutai Co. Ltd. (A Shares)	83,909	14,043,816
Ping An Insurance Group Co. of China Ltd. (H Shares)	1,079,428	12,458,532
Yantai Jereh Oilfield Services (A Shares)	361,500	1,572,289

TOTAL CHINA		28,074,637

Denmark - 1.5%
DSV A/S	214,324	20,796,352
Netcompany Group A/S (a)(b)	112,600	4,793,921
ORSTED A/S (b)	209,829	18,405,613

TOTAL DENMARK		43,995,886

France - 7.7%
Amundi SA (b)	212,378	15,159,372
Capgemini SA	200,265	22,547,743
Danone SA	233,447	19,339,054
Dassault Systemes SA	46,610	7,072,441
Edenred SA	92,209	4,854,081
Essilor International SA	32,608	4,975,102
Kering SA	16,730	9,519,806
Legrand SA	151,894	11,855,128
LVMH Moet Hennessy Louis Vuitton SE	90,793	38,773,698
Pernod Ricard SA	48,146	8,886,892
Sanofi SA	318,810	29,390,187
SR Teleperformance SA	119,001	26,969,073
VINCI SA	258,986	29,058,017

TOTAL FRANCE		228,400,594

Germany - 11.1%
adidas AG	102,078	31,518,706
Allianz SE	123,420	30,141,967
Bayer AG	257,606	19,984,094
Deutsche Borse AG	165,252	25,590,875
Deutsche Post AG	509,560	18,043,915
Hannover Reuck SE	108,559	19,226,845
Linde PLC	171,661	33,935,135
Morphosys AG (a)	24,900	2,711,835
Morphosys AG sponsored ADR (a)	152,000	4,137,440
MTU Aero Engines Holdings AG	16,260	4,341,466
RWE AG	771,794	23,525,168
SAP SE	533,522	70,692,454
Scout24 AG (b)	193,116	11,942,947
Symrise AG	171,646	16,517,166
Vonovia SE	326,498	17,373,273

TOTAL GERMANY		329,683,286

Hong Kong - 1.9%
AIA Group Ltd.	5,133,139	51,116,952
Techtronic Industries Co. Ltd.	807,205	6,308,319

TOTAL HONG KONG		57,425,271

India - 4.2%
Axis Bank Ltd.	1,268,979	13,138,594
HDFC Bank Ltd.	2,038,346	35,291,479
Housing Development Finance Corp. Ltd.	965,304	28,949,853
Kotak Mahindra Bank Ltd.	542,703	12,028,295
Reliance Industries Ltd.	1,528,179	31,475,021
Tech Mahindra Ltd.	284,196	2,957,110

TOTAL INDIA		123,840,352

Indonesia - 1.1%
PT Bank Central Asia Tbk	7,230,189	16,183,532
PT Bank Rakyat Indonesia Tbk	52,425,763	15,708,608

TOTAL INDONESIA		31,892,140

Ireland - 2.6%
CRH PLC	464,360	16,927,437
DCC PLC (United Kingdom)	46,926	4,398,446
Kerry Group PLC Class A	167,282	20,224,146
Kingspan Group PLC (Ireland)	354,215	18,354,301
Ryanair Holdings PLC sponsored ADR (a)	241,534	18,028,098

TOTAL IRELAND		77,932,428

Italy - 1.3%
Enel SpA	1,962,186	15,207,656
FinecoBank SpA	665,490	7,496,432
Moncler SpA	143,027	5,509,752
Recordati SpA	274,743	11,542,874

TOTAL ITALY		39,756,714

Japan - 16.9%
Astellas Pharma, Inc.	185,978	3,191,884
Bandai Namco Holdings, Inc.	131,526	8,087,427
Daikin Industries Ltd.	148,165	20,737,120
Hoya Corp.	560,403	49,526,865
Iriso Electronics Co. Ltd.	41,326	2,043,258
Itochu Corp.	771,989	16,140,656
Kao Corp.	286,661	23,047,168
Keyence Corp.	67,824	42,884,872
KH Neochem Co. Ltd.	138,596	3,375,083
Minebea Mitsumi, Inc.	1,694,832	32,187,486
Misumi Group, Inc.	358,434	9,010,587
Nabtesco Corp.	125,555	3,997,019
Nidec Corp.	41,252	6,073,358
Nitori Holdings Co. Ltd.	141,819	21,586,430
Oracle Corp. Japan	46,029	4,045,773
ORIX Corp.	1,536,216	24,141,472
PALTAC Corp.	85,876	4,141,414
Persol Holdings Co., Ltd.	556,332	10,686,037
Recruit Holdings Co. Ltd.	868,231	28,854,827
Renesas Electronics Corp. (a)	1,973,226	13,358,104
ROHM Co. Ltd.	36,980	2,929,882
Shin-Etsu Chemical Co. Ltd.	236,861	26,410,293
Shiseido Co. Ltd.	248,100	20,455,336
SMC Corp.	58,265	25,172,881
SoftBank Corp.	210,993	8,116,144
Sony Corp.	323,043	19,663,353
Suzuki Motor Corp.	255,368	12,056,974
Tokyo Electron Ltd.	84,554	17,130,520
Tsuruha Holdings, Inc.	203,657	22,909,083
Welcia Holdings Co. Ltd.	228,391	13,123,412
Yahoo! Japan Corp.	2,863,203	8,814,995

TOTAL JAPAN		503,899,713

Korea (South) - 0.7%
LG Chemical Ltd.	20,362	5,350,225
SK Hynix, Inc.	209,275	14,663,502

TOTAL KOREA (SOUTH)		20,013,727

Luxembourg - 0.7%
B&M European Value Retail SA	3,512,824	16,849,896
Globant SA (a)	29,951	2,793,230

TOTAL LUXEMBOURG		19,643,126

Mexico - 0.1%
Grupo Financiero Banorte S.A.B. de CV Series O	492,471	2,688,091
Netherlands - 6.9%
Adyen BV (a)(b)	3,470	2,435,835
ASML Holding NV	216,611	56,745,584
Ferrari NV	37,294	5,966,659
Heineken NV (Bearer)	139,570	14,236,885
InterXion Holding NV (a)	100,403	8,857,553
Koninklijke Philips Electronics NV	527,834	23,158,251
NXP Semiconductors NV	214,119	24,341,048
Unilever NV	750,258	44,306,588
Wolters Kluwer NV	355,487	26,175,257

TOTAL NETHERLANDS		206,223,660

New Zealand - 0.3%
Ryman Healthcare Group Ltd.	1,201,863	9,933,339
Norway - 1.4%
Adevinta ASA:
rights 11/12/19 (a)	604,758	92,461
Class B	946,195	10,803,486
Equinor ASA	766,480	14,177,482
Schibsted ASA (A Shares)	522,862	15,351,287

TOTAL NORWAY		40,424,716

South Africa - 0.1%
Capitec Bank Holdings Ltd.	47,555	4,320,973
Spain - 0.7%
Amadeus IT Holding SA Class A	51,843	3,835,812
Cellnex Telecom SA (b)	271,030	11,686,136
Cellnex Telecom SA (a)	78,678	3,392,399
Masmovil Ibercom SA (a)	38,245	883,804

TOTAL SPAIN		19,798,151

Sweden - 2.2%
ASSA ABLOY AB (B Shares)	902,900	21,442,412
Coor Service Management Holding AB (b)	194,702	1,663,568
EQT AB (a)	181,800	1,744,250
Ericsson (B Shares)	1,732,460	15,139,605
Hexagon AB (B Shares)	226,258	11,549,921
Indutrade AB	255,905	7,876,691
Svenska Handelsbanken AB (A Shares)	670,613	6,730,146

TOTAL SWEDEN		66,146,593

Switzerland - 6.2%
Alcon, Inc. (Switzerland) (a)	363,427	21,463,008
Julius Baer Group Ltd.	273,439	12,108,872
Lonza Group AG	45,667	16,433,639
Medacta Group SA (b)	36,852	3,010,919
Roche Holding AG (participation certificate)	214,157	64,451,830
Sika AG	198,721	34,144,156
Sonova Holding AG Class B	46,420	10,634,486
Swiss Re Ltd.	170,272	17,829,800
Temenos Group AG	40,499	5,778,241

TOTAL SWITZERLAND		185,854,951

Taiwan - 0.9%
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	531,382	27,435,253
United Kingdom - 10.8%
Aon PLC	73,837	14,262,355
Ascential PLC (b)	1,075,598	4,865,319
AstraZeneca PLC (United Kingdom)	521,612	50,866,177
Beazley PLC	1,008,214	7,659,631
Big Yellow Group PLC	315,787	4,671,405
BP PLC sponsored ADR	674,790	25,581,289
Coca-Cola European Partners PLC	216,791	11,600,486
Compass Group PLC	851,872	22,680,316
InterContinental Hotel Group PLC	155,496	9,409,801
Lloyds Banking Group PLC	20,088,416	14,777,194
London Stock Exchange Group PLC	354,895	31,982,723
M&G PLC (a)	1,854,490	5,135,933
Network International Holdings PLC (b)	1,032,446	7,235,220
Ocado Group PLC (a)	212,460	3,657,542
Prudential PLC	1,854,490	32,392,075
RELX PLC (Euronext N.V.)	1,137,467	27,351,381
Rentokil Initial PLC	2,536,109	14,931,001
Smith & Nephew PLC	863,073	18,527,081
Standard Chartered PLC (United Kingdom)	1,433,035	13,012,536

TOTAL UNITED KINGDOM		320,599,465

United States of America - 5.9%
10X Genomics, Inc. (a)	4,600	266,800
Alphabet, Inc. Class C (a)	12,801	16,130,668
Amgen, Inc.	48,173	10,272,892
Becton, Dickinson & Co.	50,234	12,859,904
Boston Scientific Corp. (a)	350,636	14,621,521
Coty, Inc. Class A	736,586	8,610,690
IQVIA Holdings, Inc. (a)	98,461	14,219,738
Marsh & McLennan Companies, Inc.	141,755	14,688,653
MasterCard, Inc. Class A	107,244	29,686,212
Microsoft Corp.	124,125	17,795,801
The Booking Holdings, Inc. (a)	2,804	5,744,751
Visa, Inc. Class A	165,307	29,566,810

TOTAL UNITED STATES OF AMERICA		174,464,440

TOTAL COMMON STOCKS
(Cost $2,506,341,000)		2,863,299,914

Money Market Funds - 3.7%
Fidelity Cash Central Fund 1.83% (c)
(Cost $111,588,661)	111,566,970	111,589,283
TOTAL INVESTMENT IN SECURITIES - 99.9%
(Cost $2,617,929,661)		2,974,889,197
NET OTHER ASSETS (LIABILITIES) - 0.1%		2,498,957
NET ASSETS - 100%		$2,977,388,154

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $87,380,165 or 2.9% of net assets.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$2,374,585
Fidelity Securities Lending Cash Central Fund	208,904
Total	$2,583,489

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$107,978,647	$75,148,507	$32,830,140	$--
Consumer Discretionary	255,361,912	107,381,543	147,980,369	--
Consumer Staples	253,388,885	140,471,016	112,917,869	--
Energy	79,604,408	46,557,098	33,047,310	--
Financials	561,358,803	187,028,190	374,330,613	--
Health Care	420,550,643	130,950,558	289,600,085	--
Industrials	468,216,181	279,592,852	188,623,329	--
Information Technology	472,193,869	301,012,291	171,181,578	--
Materials	160,954,487	114,241,674	46,712,813	--
Real Estate	22,044,678	22,044,678	--	--
Utilities	61,647,401	41,930,781	19,716,620	--
Money Market Funds	111,589,283	111,589,283	--	--
Total Investments in Securities:	$2,974,889,197	$1,557,948,471	$1,416,940,726	$--

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2019
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $2,506,341,000)	$2,863,299,914
Fidelity Central Funds (cost $111,588,661)	111,589,283
Total Investment in Securities (cost $2,617,929,661)		$2,974,889,197
Foreign currency held at value (cost $136)		140
Receivable for investments sold		5,602,074
Receivable for fund shares sold		1,268,242
Dividends receivable		4,991,470
Distributions receivable from Fidelity Central Funds		154,102
Other receivables		82,657
Total assets		2,986,987,882
Liabilities
Payable for investments purchased	$4,368,770
Payable for fund shares redeemed	1,470,805
Accrued management fee	1,441,670
Other payables and accrued expenses	2,318,483
Total liabilities		9,599,728
Net Assets		$2,977,388,154
Net Assets consist of:
Paid in capital		$2,851,681,928
Total accumulated earnings (loss)		125,706,226
Net Assets, for 268,622,566 shares outstanding		$2,977,388,154
Net Asset Value, offering price and redemption price per share ($2,977,388,154 ÷ 268,622,566 shares)		$11.08

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2019
Investment Income
Dividends		$50,183,023
Non-Cash dividends		4,466,669
Income from Fidelity Central Funds (including $208,904 from security lending)		2,583,489
Total income		57,233,181
Expenses
Management fee	$15,712,246
Independent trustees' fees and expenses	14,314
Commitment fees	6,769
Total expenses before reductions	15,733,329
Expense reductions	(202,032)
Total expenses after reductions		15,531,297
Net investment income (loss)		41,701,884
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(181,428,148)
Fidelity Central Funds	(662)
Foreign currency transactions	(148,526)
Total net realized gain (loss)		(181,577,336)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $2,318,329)	544,417,750
Fidelity Central Funds	622
Assets and liabilities in foreign currencies	39,759
Total change in net unrealized appreciation (depreciation)		544,458,131
Net gain (loss)		362,880,795
Net increase (decrease) in net assets resulting from operations		$404,582,679

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2019	Year ended October 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$41,701,884	$29,005,340
Net realized gain (loss)	(181,577,336)	(76,202,056)
Change in net unrealized appreciation (depreciation)	544,458,131	(195,652,805)
Net increase (decrease) in net assets resulting from operations	404,582,679	(242,849,521)
Distributions to shareholders	(29,912,287)	(1,421,142)
Share transactions
Proceeds from sales of shares	1,058,110,530	2,562,853,883
Reinvestment of distributions	29,912,287	1,421,142
Cost of shares redeemed	(692,659,826)	(408,795,237)
Net increase (decrease) in net assets resulting from share transactions	395,362,991	2,155,479,788
Total increase (decrease) in net assets	770,033,383	1,911,209,125
Net Assets
Beginning of period	2,207,354,771	296,145,646
End of period	$2,977,388,154	$2,207,354,771
Other Information
Shares
Sold	106,470,262	238,286,615
Issued in reinvestment of distributions	3,226,784	133,315
Redeemed	(68,929,558)	(38,373,698)
Net increase (decrease)	40,767,488	200,046,232

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Diversified International K6 Fund

Years ended October 31,	2019	2018	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$9.69	$10.65	$10.00
Income from Investment Operations
Net investment income (loss)B	.16	.18	.03C
Net realized and unrealized gain (loss)	1.36	(1.12)	.62
Total from investment operations	1.52	(.94)	.65
Distributions from net investment income	(.13)	(.02)	–
Distributions from net realized gain	–	(.01)	–
Total distributions	(.13)	(.02)D	–
Net asset value, end of period	$11.08	$9.69	$10.65
Total ReturnE,F	15.89%	(8.83)%	6.50%
Ratios to Average Net AssetsG,H
Expenses before reductions	.60%	.60%	.60%I
Expenses net of fee waivers, if any	.60%	.60%	.60%I
Expenses net of all reductions	.59%	.58%	.60%I
Net investment income (loss)	1.59%	1.67%	.64%C,I
Supplemental Data
Net assets, end of period (000 omitted)	$2,977,388	$2,207,355	$296,146
Portfolio turnover rateJ,K	48%	48%	27%L

 A For the period May 25, 2017 (commencement of operations) to October 31, 2017.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .58%.

 D Total distributions of $.02 per share is comprised of distributions from net investment income of $.016 and distributions from net realized gain of $.005 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 I Annualized

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Portfolio turnover rate excludes securities received or delivered in-kind.

 L Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2019

1. Organization.

Fidelity Diversified International K6 Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares generally are available only to employer-sponsored retirement plans that are recordkept by Fidelity, or to certain employer-sponsored retirement plans that are not recordkept by Fidelity. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2019 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Non-cash dividends". Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2019, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), redemptions in kind, capital loss carryforwards, certain deemed distribution and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$417,406,569
Gross unrealized depreciation	(65,630,714)
Net unrealized appreciation (depreciation)	$351,775,855
Tax Cost	$2,623,113,342

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$47,602,698
Capital loss carryforward	$(271,331,222)
Net unrealized appreciation (depreciation) on securities and other investments	$351,753,079

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(198,784,082)
Long-term	(72,547,140)
Total capital loss carryforward	$(271,331,222)

The tax character of distributions paid was as follows:

	October 31, 2019	October 31, 2018
Ordinary Income	$29,912,287	$ 1,421,142

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $1,293,739,835 and $1,182,346,220, respectively.

Unaffiliated Redemptions In-Kind. During the period, 4,284,142 shares of the Fund were redeemed in-kind for investments and cash with a value of $45,883,165. The net realized gain of $10,175,810 on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. The Fund recognized no gain or loss for federal income tax purposes.

Unaffiliated Exchanges In-Kind. During the period, the Fund received investments and cash valued at $399,785,189 in exchange for 41,129,995 shares of the Fund. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

Prior Fiscal Year Unaffiliated Exchanges In-Kind. During the prior period, the Fund received investments and cash valued at $1,914,771,242 in exchange for 177,875,328 shares of the Fund. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .60% of average net assets. Under the management contract, the investment adviser or an affiliate pays all other expenses of the Fund, excluding fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $3,673 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $6,769 and is reflected in Commitment fees on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. For equity securities, lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Total fees paid by the Fund to NFS, as lending agent, amounted to $81. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. During the period, there were no securities loaned to NFS.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $201,670 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $362.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity Diversified International K6 Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Diversified International K6 Fund (the “Fund”), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2019, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the two years in the period then ended and for the period from May 25, 2017 (commencement of operations) to October 31 2017, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2019 and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from May 25, 2017 (commencement of operations) to October 31 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 13, 2019

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 298 funds. Mr. Chiel oversees 171 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair (2018-present) and Member (2013-present) of the Board of Governors, State University System of Florida and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present) and as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), a Director of Fortune Brands, Inc. (consumer products, 2000-2011), and a member of the Board of Trustees of the University of Florida (2013-2018).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a Director of Andeavor Logistics LP (natural resources logistics, 2015-2018), a Director of Post Oak Bank (privately-held bank, 2004-2018), a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), an Advisory Director of Riverstone Holdings (private investment), a Director of Spinnaker Exploration Company (exploration and production, 2001-2005) and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Executive Vice President of Fidelity SelectCo, LLC (2019-present), Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Executive Vice President of Fidelity SelectCo, LLC (2019-present), Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as Secretary and CLO of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2019-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2019 to October 31, 2019).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Expenses Paid During Period-B May 1, 2019 to October 31, 2019
Actual	.60%	$1,000.00	$1,059.30	$3.11
Hypothetical-C		$1,000.00	$1,022.18	$3.06

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Diversified International K6 Fund voted to pay on December 9, 2019, to shareholders of record at the opening of business on December 6, 2019, a distribution of $0.031 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.151 per share from net investment income.

The fund designates 4% of the dividend distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 100% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are $0.1370 and $0.0120 for the dividend paid December 10, 2018.

The fund will notify shareholders in January 2020 of amounts for use in preparing 2019 income tax returns.

DIFK6-ANN-1219
1.9883987.102

Fidelity® Emerging Markets Discovery Fund

Fidelity® Total Emerging Markets Fund

Annual Report

October 31, 2019

Includes Fidelity and Fidelity Advisor share classes

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Fidelity® Emerging Markets Discovery Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Fidelity® Total Emerging Markets Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Funds nor Fidelity Distributors Corporation is a bank.

Fidelity® Emerging Markets Discovery Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2019	Past 1 year	Past 5 years	Life of fundA
Class A (incl. 5.75% sales charge)	8.85%	2.20%	4.54%
Class M (incl. 3.50% sales charge)	11.04%	2.41%	4.57%
Class C (incl. contingent deferred sales charge)	13.54%	2.64%	4.53%
Fidelity® Emerging Markets Discovery Fund	15.78%	3.71%	5.60%
Class I	15.78%	3.71%	5.61%
Class Z	15.97%	3.75%	5.64%

 A From November 1, 2011

 Class C shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 1%, 0%, and 0%, respectively.

 The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Emerging Markets Discovery Fund, a class of the fund, on November 1, 2011, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI Emerging Markets SMID Cap Index performed over the same period.

Period Ending Values
$15,466	Fidelity® Emerging Markets Discovery Fund
$12,379	MSCI Emerging Markets SMID Cap Index

Fidelity® Emerging Markets Discovery Fund

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index gained 11.47% for the 12 months ending October 31, 2019, as international stocks reflected a confluence of factors, including escalating trade tension, and moderating but still positive global economic growth. Currency fluctuations were largely modest and varied by region, muting the overall impact on international equity returns. In late December, the U.S. Federal Reserve shifted from raising interest rates to a more dovish policy in 2019, joining many foreign central banks. In June, international stocks rose 6.03%, as policy stimulus in China stabilized that country’s economic growth. The Fed cut its policy rate in July for the first time since 2008. However, the index returned -1.21% for the month, followed by -3.08% in August. In September, the Fed cut its policy rate another quarter point, citing concerns about slowing economic growth and muted inflation, and did the same in October, leading to monthly gains of 2.59% and 3.49%, respectively. For the full 12 months, the growth-oriented information technology sector (+22%) led the way, followed by utilities (+20%) and real estate (+18%), two high-dividend-yielding categories. Conversely, energy was roughly flat, while materials (+6%) and communication services (7%) also lagged. By region, Asia Pacific ex Japan (+16%), Europe ex U.K (+13%), Canada (+12%) and emerging markets (+12%) fared best. Meanwhile, the U.K. (+7%) and Japan (+10%) trailed the broader market.

Comments from Co-Portfolio Manager Jane Wu:  For the fiscal year, the fund’s share classes (excluding sales charges, if applicable) gained about 15% to 16%, ahead of the 10.44% result of the benchmark MSCI Emerging Markets SMID Index. Security selection drove the fund’s outperformance of the benchmark the past 12 months, particularly within the health care, financials, materials and consumer staples sectors. Conversely, choices within consumer discretionary detracted most. Among individual stocks, an overweighting in Impala Platinum Holdings contributed most. Shares of the leading South African platinum group metals miner gained 264% for the fund, lifted by the strong price of palladium. The fund’s position in Notre Dame Intermedica (+132%), a Brazil-based health insurer, also added notable value. This stock benefited from the company’s strong earnings growth. Turning to the negative, a non-benchmark stake in Shangri-La Asia (-23%) detracted most, partly due to disruption related to Hong Kong protests. It also hurt to own Com7, a Thailand-based electronics retailer. This stock fell on concern profit might not keep up with revenue growth, as well as macro uncertainty in Thailand. We sold our stake in Com7 by period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On December 1, 2018, Xiaoting Zhao assumed portfolio management responsibilities for the fund's telecommunication services subportfolio, succeeding James Hayes.

Fidelity® Emerging Markets Discovery Fund

Investment Summary (Unaudited)

Top Five Stocks as of October 31, 2019

% of fund's net assets
PagSeguro Digital Ltd. (Cayman Islands, IT Services)	1.7
Fourlis Holdings SA (Greece, Specialty Retail)	1.7
Unimicron Technology Corp. (Taiwan, Electronic Equipment & Components)	1.6
Notre Dame Intermedica Participacoes SA (Brazil, Health Care Providers & Services)	1.5
Nanya Technology Corp. (Taiwan, Semiconductors & Semiconductor Equipment)	1.5
8.0

Top Five Market Sectors as of October 31, 2019

% of fund's net assets
Consumer Discretionary	15.5
Industrials	14.0
Financials	12.3
Materials	11.7
Information Technology	11.2

Top Five Countries as of October 31, 2019

(excluding cash equivalents)	% of fund's net assets
Cayman Islands	15.3
Brazil	13.0
Taiwan	7.8
India	7.3
China	6.8

Percentages are adjusted for the effect of futures contracts, if applicable.

Asset Allocation (% of fund's net assets)

As of October 31, 2019
Stocks and Equity Futures	97.3%
Short-Term Investments and Net Other Assets (Liabilities)	2.7%

Fidelity® Emerging Markets Discovery Fund

Schedule of Investments October 31, 2019

Showing Percentage of Net Assets

Common Stocks - 93.7%
	Shares	Value
Austria - 0.3%
Addiko Bank AG	44,099	$772,183
Bangladesh - 0.2%
BRAC Bank Ltd.	1,218,990	727,626
Belgium - 1.0%
Titan Cement International Trading SA (a)	139,600	2,914,627
Bermuda - 2.2%
AGTech Holdings Ltd. (a)	12,640,000	602,247
Alibaba Pictures Group Ltd. (a)	3,070,000	503,532
China Gas Holdings Ltd.	124,800	531,641
Pacific Basin Shipping Ltd.	7,618,000	1,763,852
Shangri-La Asia Ltd.	3,292,000	3,378,950

TOTAL BERMUDA		6,780,222

Brazil - 10.9%
Atacadao Distribuicao Comercio e Industria Ltda	488,600	2,328,175
Azul SA sponsored ADR (a)	71,800	2,798,764
BTG Pactual Participations Ltd. unit	100,900	1,634,326
Centrais Eletricas Brasileiras SA (Electrobras) (a)	99,100	977,533
Companhia de Saneamento de Minas Gerais	83,920	1,412,233
Direcional Engenharia SA	380,700	1,134,364
Estacio Participacoes SA	220,200	2,155,055
Localiza Rent A Car SA	251,085	2,703,366
LOG Commercial Properties e Participacoes SA	116,200	733,041
LPS Brasil Consultoria de Imoveis SA (a)	448,200	830,352
Natura Cosmeticos SA	400,000	3,107,842
Notre Dame Intermedica Participacoes SA	300,517	4,495,953
QGEP Participacoes SA	582,900	1,912,720
Rumo SA (a)	625,500	3,556,015
Suzano Papel e Celulose SA	162,100	1,319,273
Tegma Gestao Logistica SA	288,800	2,338,196

TOTAL BRAZIL		33,437,208

British Virgin Islands - 0.3%
Dolphin Capital Investors Ltd. (a)	7,611,857	409,191
Mail.Ru Group Ltd. GDR (Reg. S) (a)	28,700	609,588

TOTAL BRITISH VIRGIN ISLANDS		1,018,779

Canada - 0.5%
Pan American Silver Corp.	93,400	1,592,470
Cayman Islands - 15.3%
Airtac International Group	133,000	1,820,693
Bilibili, Inc. ADR (a)	63,700	1,005,823
China State Construction International Holdings Ltd.	1,614,000	1,486,419
CStone Pharmaceuticals Co. Ltd. (a)(b)	1,170,961	1,561,046
Fu Shou Yuan International Group Ltd.	3,576,000	3,156,177
GDS Holdings Ltd. ADR (a)	21,600	900,288
Greentree Hospitality Group Ltd. ADR	52,108	532,023
Haitian International Holdings Ltd.	1,030,000	2,430,504
Hutchison China Meditech Ltd. sponsored ADR (a)	96,298	1,820,032
Impro Precision Industries Ltd. (b)	4,878,200	1,954,482
Kingdee International Software Group Co. Ltd.	1,142,000	1,251,347
Kingsoft Corp. Ltd. (a)(c)	941,090	2,165,863
Koolearn Technology Holding Ltd. (a)(b)	295,000	692,529
LexinFintech Holdings Ltd. ADR (a)	70,400	798,336
Li Ning Co. Ltd.	1,138,500	3,860,451
Longfor Properties Co. Ltd. (b)	181,000	751,178
Maoyan Entertainment (a)(b)(c)	1,000,850	1,439,415
NetEase, Inc. ADR	1,600	457,376
PagSeguro Digital Ltd. (a)(c)	142,500	5,283,899
Parade Technologies Ltd.	60,000	1,158,765
Shimao Property Holdings Ltd.	506,000	1,695,143
Silergy Corp.	87,170	2,452,353
Sunny Optical Technology Group Co. Ltd.	66,400	1,067,306
TAL Education Group ADR (a)	22,270	953,379
Uni-President China Holdings Ltd.	2,180,000	2,251,791
Wise Talent Information Technology Co. Ltd. (a)	257,505	641,544
Yuzhou Properties Co.	2,483,600	1,049,127
YY, Inc. ADR (a)	11,300	642,292
Zai Lab Ltd. ADR (a)	45,700	1,544,203

TOTAL CAYMAN ISLANDS		46,823,784

China - 6.8%
C&S Paper Co. Ltd. (A Shares)	578,400	1,022,778
China Communications Services Corp. Ltd. (H Shares)	304,000	187,728
China Longyuan Power Grid Corp. Ltd. (H Shares)	2,159,200	1,166,475
China Machinery Engineering Co. (H Shares)	3,178,000	1,252,061
China Suntien Green Energy Corp. Ltd. (H Shares)	1,231,000	357,042
Haier Smart Home Co. Ltd. (A Shares)	1,736,196	3,943,360
Hangzhou Tigermed Consulting Co. Ltd. (A Shares)	340,250	3,299,190
Hualan Biological Engineer, Inc. (A Shares)	446,323	2,283,276
Shandong Weigao Medical Polymer Co. Ltd. (H Shares)	2,263,289	2,598,348
Shenzhen YUTO Packaging Technology Co. Ltd. (A Shares)	444,600	1,460,385
Sinopec Engineering Group Co. Ltd. (H Shares)	2,525,500	1,442,709
Tsingtao Brewery Co. Ltd. (H Shares)	228,000	1,321,264
Zhuzhou CRRC Times Electric Co. Ltd. (H Shares)	121,000	448,979

TOTAL CHINA		20,783,595

Colombia - 0.7%
Bancolombia SA sponsored ADR	42,800	2,220,464
Curacao - 0.6%
Emirates NBD ELS (Merrill Lynch International & Co. Bank Warrant Program) warrants 1/3/22 (a)(b)	529,300	1,729,387
Cyprus - 1.1%
Etalon Group PLC GDR (Reg. S)	456,700	812,926
Globaltrans Investment PLC GDR (Reg. S)	234,300	2,003,265
TCS Group Holding PLC GDR	29,300	557,286

TOTAL CYPRUS		3,373,477

Egypt - 1.3%
Credit Agricole Egypt	388,274	1,056,086
Egyptian Kuwaiti Holding	1,091,700	1,509,821
Six of October Development & Investment Co.	1,301,600	1,258,052

TOTAL EGYPT		3,823,959

Greece - 2.5%
Alpha Bank AE (a)	845,000	1,800,981
Fourlis Holdings SA	861,000	5,185,476
Mytilineos SA	64,900	710,077

TOTAL GREECE		7,696,534

Hong Kong - 1.2%
China Resources Beer Holdings Co. Ltd.	508,000	2,604,529
Far East Horizon Ltd.	1,261,584	1,194,396

TOTAL HONG KONG		3,798,925

Hungary - 0.2%
OTP Bank PLC	15,500	713,951
India - 7.3%
Adani Ports & Special Economic Zone Ltd. (a)	469,745	2,615,727
CESC Ltd. GDR	81,946	920,798
Deccan Cements Ltd. (a)	222,346	1,093,346
Iifl Finance Ltd. (a)	408,747	655,524
IndusInd Bank Ltd.	39,900	737,513
JK Cement Ltd.	115,971	1,823,151
JM Financial Ltd.	580,100	636,753
LIC Housing Finance Ltd.	249,864	1,450,263
Mahanagar Gas Ltd. (a)	76,600	1,098,958
Manappuram General Finance & Leasing Ltd.	643,388	1,532,879
Oberoi Realty Ltd. (a)	141,238	1,007,426
Power Grid Corp. of India Ltd.	324,468	906,690
Shriram Transport Finance Co. Ltd.	121,800	1,950,982
Solar Industries India Ltd. (a)	96,845	1,446,321
The Ramco Cements Ltd. (a)	229,011	2,530,527
Torrent Pharmaceuticals Ltd.	73,211	1,830,713

TOTAL INDIA		22,237,571

Indonesia - 1.9%
PT ACE Hardware Indonesia Tbk	22,251,900	2,678,083
PT Ciputra Development Tbk	11,818,500	933,724
PT Lippo Karawaci Tbk (a)	59,190,610	994,924
PT Pakuwon Jati Tbk	16,353,300	727,771
PT Perusahaan Gas Negara Tbk Series B	4,092,900	614,218

TOTAL INDONESIA		5,948,720

Japan - 0.3%
Iriso Electronics Co. Ltd.	19,730	975,499
Kenya - 0.4%
Equity Group Holdings Ltd.	2,755,100	1,240,195
Korea (South) - 6.3%
AMOREPACIFIC Group, Inc.	27,324	1,975,246
Daou Technology, Inc.	21,331	329,911
Hanon Systems	208,960	2,071,227
Hyundai Fire & Marine Insurance Co. Ltd.	51,242	1,105,590
Hyundai Wia Corp.	34,918	1,527,657
Kakao Corp.	16,570	2,003,482
KB Financial Group, Inc.	22,750	814,200
Korean Reinsurance Co.	147,286	999,283
LG Corp.	32,030	1,899,428
NCSOFT Corp.	1,899	837,300
Pearl Abyss Corp. (a)	4,200	777,346
Samsung SDI Co. Ltd.	14,335	2,786,670
Yuhan Corp.	11,606	2,226,411

TOTAL KOREA (SOUTH)		19,353,751

Kuwait - 0.3%
National Bank of Kuwait	286,360	888,150
Malaysia - 0.2%
British American Tobacco (Malaysia) Bhd	133,900	602,813
Mexico - 3.0%
CEMEX S.A.B. de CV sponsored ADR	395,200	1,489,904
Credito Real S.A.B. de CV	520,000	637,954
Fibra Uno Administracion SA de CV	1,496,260	2,272,800
Grupo Aeroportuario del Pacifico S.A.B. de CV Series B	213,500	2,238,384
Grupo Aeroportuario Norte S.A.B. de CV	20,800	144,210
Grupo Comercial Chedraui S.A.B. de CV	640,000	887,313
Macquarie Mexican (REIT) (b)	1,021,200	1,439,708

TOTAL MEXICO		9,110,273

Netherlands - 0.8%
VEON Ltd. sponsored ADR	198,400	476,160
X5 Retail Group NV GDR (Reg. S)	41,200	1,378,552
Yandex NV Series A (a)	20,500	684,495

TOTAL NETHERLANDS		2,539,207

Pakistan - 0.2%
Hub Power Co. Ltd.	1,282,000	596,536
Panama - 0.7%
Copa Holdings SA Class A	22,400	2,278,976
Peru - 1.1%
Compania de Minas Buenaventura SA sponsored ADR	219,300	3,364,062
Philippines - 1.7%
Altus San Nicolas Corp. (d)	53,806	5,490
Bank of the Philippine Islands (BPI)	574,000	1,095,861
Metro Pacific Investments Corp.	12,852,500	1,213,463
Philippine Seven Corp.	577,500	1,687,738
Robinsons Land Corp.	2,323,608	1,163,740

TOTAL PHILIPPINES		5,166,292

Poland - 2.0%
CD Projekt RED SA	19,100	1,260,286
Dino Polska SA (a)(b)	69,200	2,698,703
Grupa Lotos SA	84,000	2,097,444

TOTAL POLAND		6,056,433

Russia - 1.2%
Bank St. Petersburg PJSC (a)	814,547	647,852
LSR Group OJSC	90,264	999,172
RusHydro PJSC	91,193,000	725,022
Unipro PJSC	29,903,000	1,231,142

TOTAL RUSSIA		3,603,188

Singapore - 0.6%
First Resources Ltd.	1,658,900	1,862,791
South Africa - 5.3%
AngloGold Ashanti Ltd.	132,200	2,924,040
Bidvest Group Ltd.	177,500	2,420,545
Cashbuild Ltd.	92,700	1,349,658
Impala Platinum Holdings Ltd. (a)	531,600	3,653,530
Motus Holdings Ltd.	320,500	1,520,363
Mr Price Group Ltd.	144,500	1,528,149
Nampak Ltd. (a)	1,353,138	719,083
Pick 'n Pay Stores Ltd.	477,500	2,088,796

TOTAL SOUTH AFRICA		16,204,164

Sri Lanka - 0.2%
Hatton National Bank PLC	629,651	633,812
Taiwan - 7.8%
Cleanaway Co. Ltd.	312,000	1,616,368
CTCI Corp.	1,327,000	1,779,602
Largan Precision Co. Ltd.	4,020	589,199
Nanya Technology Corp.	1,925,220	4,418,827
PChome Online, Inc. (a)	715,000	3,094,629
Taiwan Fertilizer Co. Ltd.	1,542,000	2,452,194
Unimicron Technology Corp.	3,214,820	4,970,121
Vanguard International Semiconductor Corp.	910,640	1,946,807
Win Semiconductors Corp.	292,600	3,050,915

TOTAL TAIWAN		23,918,662

Thailand - 3.5%
Kasikornbank PCL (For. Reg.)	297,600	1,374,548
PTT Global Chemical PCL (For. Reg.)	393,900	665,475
Siam Cement PCL (For. Reg.)	209,600	2,549,281
Siam Global House PCL	6,107,155	3,075,594
Star Petroleum Refining PCL	7,908,500	2,331,116
Supalai PCL (For. Reg.)	1,426,300	765,500

TOTAL THAILAND		10,761,514

Turkey - 2.0%
Celebi Hava Servisi A/S	46,440	794,002
Mavi Jeans Class B (a)(b)	488,800	3,946,479
Tupras Turkiye Petrol Rafinerileri A/S	57,528	1,252,741

TOTAL TURKEY		5,993,222

United Arab Emirates - 0.6%
Aldar Properties PJSC (a)	2,100,010	1,343,686
Emaar Properties PJSC	494,667	575,108

TOTAL UNITED ARAB EMIRATES		1,918,794

United Kingdom - 0.8%
Bank of Georgia Group PLC	49,740	836,955
Georgia Capital PLC (a)	48,500	611,282
Mondi PLC	51,264	1,060,190

TOTAL UNITED KINGDOM		2,508,427

United States of America - 0.2%
DouYu International Holdings Ltd. ADR	92,600	719,502
Vietnam - 0.2%
FTP Corp.	194,915	485,209
TOTAL COMMON STOCKS
(Cost $264,453,524)		287,174,954

Nonconvertible Preferred Stocks - 2.6%
Brazil - 2.1%
Banco ABC Brasil SA	520,220	2,340,050
Banco do Estado Rio Grande do Sul SA	226,400	1,262,263
Companhia Paranaense de Energia-Copel (PN-B) sponsored ADR	126,160	1,739,746
Metalurgica Gerdau SA (PN)	731,500	1,147,272

TOTAL BRAZIL		6,489,331

Russia - 0.5%
Sberbank of Russia	474,900	1,574,174
TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $6,972,083)		8,063,505
	Principal Amount	Value

Government Obligations - 0.1%
United States of America - 0.1%
U.S. Treasury Bills, yield at date of purchase 1.87% to 1.96% 11/7/19 to 12/26/19(e)
(Cost $289,562)	290,000	289,655
	Shares	Value

Money Market Funds - 3.6%
Fidelity Cash Central Fund 1.83% (f)	9,287,276	9,289,133
Fidelity Securities Lending Cash Central Fund 1.84% (f)(g)	1,874,338	1,874,525
TOTAL MONEY MARKET FUNDS
(Cost $11,163,011)		11,163,658
TOTAL INVESTMENT IN SECURITIES - 100.0%
(Cost $282,878,180)		306,691,772
NET OTHER ASSETS (LIABILITIES) - 0.0%		(29,302)
NET ASSETS - 100%		$306,662,470

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
ICE E-mini MSCI Emerging Markets Index Contracts (United States)	56	Dec. 2019	$2,915,920	$(8,327)	$(8,327)

The notional amount of futures purchased as a percentage of Net Assets is 1%

Security Type Abbreviations

ELS – Equity-Linked Security

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $16,212,927 or 5.3% of net assets.

 (c) Security or a portion of the security is on loan at period end.

 (d) Level 3 security

 (e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $163,820.

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (g) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$249,398
Fidelity Securities Lending Cash Central Fund	29,188
Total	$278,586

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$10,618,726	$9,473,650	$1,145,076	$--
Consumer Discretionary	47,223,018	24,998,459	22,224,559	--
Consumer Staples	25,818,331	14,464,627	11,353,704	--
Energy	7,951,063	5,262,905	2,688,158	--
Financials	37,774,479	23,388,710	14,385,769	--
Health Care	21,659,172	10,086,599	11,572,573	--
Industrials	42,684,352	29,101,891	13,582,461	--
Information Technology	34,105,315	27,557,844	6,547,471	--
Materials	35,714,952	21,222,426	14,492,526	--
Real Estate	19,768,059	10,674,036	9,088,533	5,490
Utilities	11,920,992	6,682,212	5,238,780	--
Government Obligations	289,655	--	289,655	--
Money Market Funds	11,163,658	11,163,658	--	--
Total Investments in Securities:	$306,691,772	$194,077,017	$112,609,265	$5,490
Derivative Instruments:
Liabilities
Futures Contracts	$(8,327)	$(8,327)	$--	$--
Total Liabilities	$(8,327)	$(8,327)	$--	$--
Total Derivative Instruments:	$(8,327)	$(8,327)	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2019. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$0	$(8,327)
Total Equity Risk	0	(8,327)
Total Value of Derivatives	$0	$(8,327)

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

See accompanying notes which are an integral part of the financial statements.

Fidelity® Emerging Markets Discovery Fund

Financial Statements

Statement of Assets and Liabilities

		October 31, 2019
Assets
Investment in securities, at value (including securities loaned of $1,778,106) — See accompanying schedule: Unaffiliated issuers (cost $271,715,169)	$295,528,114
Fidelity Central Funds (cost $11,163,011)	11,163,658
Total Investment in Securities (cost $282,878,180)		$306,691,772
Foreign currency held at value (cost $149,074)		149,043
Receivable for investments sold		3,054,969
Receivable for fund shares sold		167,102
Dividends receivable		94,084
Distributions receivable from Fidelity Central Funds		21,893
Prepaid expenses		580
Other receivables		134,382
Total assets		310,313,825
Liabilities
Payable to custodian bank	$459,476
Payable for investments purchased	$666,941
Payable for fund shares redeemed	108,877
Accrued management fee	210,114
Distribution and service plan fees payable	11,827
Payable for daily variation margin on futures contracts	22,120
Other affiliated payables	61,304
Other payables and accrued expenses	236,167
Collateral on securities loaned	1,874,529
Total liabilities		3,651,355
Net Assets		$306,662,470
Net Assets consist of:
Paid in capital		$305,014,698
Total accumulated earnings (loss)		1,647,772
Net Assets		$306,662,470
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($15,322,592 ÷ 1,121,859 shares)(a)		$13.66
Maximum offering price per share (100/94.25 of $13.66)		$14.49
Class M:
Net Asset Value and redemption price per share ($5,773,288 ÷ 423,922 shares)(a)		$13.62
Maximum offering price per share (100/96.50 of $13.62)		$14.11
Class C:
Net Asset Value and offering price per share ($7,562,030 ÷ 569,127 shares)(a)		$13.29
Emerging Markets Discovery:
Net Asset Value, offering price and redemption price per share ($208,656,696 ÷ 15,176,589 shares)		$13.75
Class I:
Net Asset Value, offering price and redemption price per share ($51,081,120 ÷ 3,705,317 shares)		$13.79
Class Z:
Net Asset Value, offering price and redemption price per share ($18,266,744 ÷ 1,326,752 shares)		$13.77

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2019
Investment Income
Dividends		$8,089,534
Interest		12,197
Income from Fidelity Central Funds (including $29,188 from security lending)		278,586
Income before foreign taxes withheld		8,380,317
Less foreign taxes withheld		(772,784)
Total income		7,607,533
Expenses
Management fee	$2,547,677
Transfer agent fees	602,961
Distribution and service plan fees	162,013
Accounting and security lending fees	157,883
Custodian fees and expenses	289,562
Independent trustees' fees and expenses	1,718
Registration fees	119,431
Audit	102,892
Legal	637
Miscellaneous	2,283
Total expenses before reductions	3,987,057
Expense reductions	(18,837)
Total expenses after reductions		3,968,220
Net investment income (loss)		3,639,313
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(18,663,681)
Fidelity Central Funds	(455)
Foreign currency transactions	(59,382)
Futures contracts	1,061,326
Total net realized gain (loss)		(17,662,192)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $21,700)	55,849,921
Fidelity Central Funds	487
Assets and liabilities in foreign currencies	14,381
Futures contracts	8,580
Total change in net unrealized appreciation (depreciation)		55,873,369
Net gain (loss)		38,211,177
Net increase (decrease) in net assets resulting from operations		$41,850,490

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2019	Year ended October 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$3,639,313	$6,119,071
Net realized gain (loss)	(17,662,192)	(3,781,351)
Change in net unrealized appreciation (depreciation)	55,873,369	(74,753,811)
Net increase (decrease) in net assets resulting from operations	41,850,490	(72,416,091)
Distributions to shareholders	(4,896,604)	(9,625,215)
Share transactions - net increase (decrease)	(9,023,067)	(24,209,703)
Redemption fees	–	66,640
Total increase (decrease) in net assets	27,930,819	(106,184,369)
Net Assets
Beginning of period	278,731,651	384,916,020
End of period	$306,662,470	$278,731,651

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Emerging Markets Discovery Fund Class A

Years ended October 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$12.01	$15.03	$12.27	$10.92	$12.17
Income from Investment Operations
Net investment income (loss)A	.13	.18	.14	.09	.09B
Net realized and unrealized gain (loss)	1.71	(2.89)	2.74	1.30	(1.34)
Total from investment operations	1.84	(2.71)	2.88	1.39	(1.25)
Distributions from net investment income	(.18)	(.08)	(.07)	(.05)	–
Distributions from net realized gain	(.01)	(.23)	(.06)	–	–
Total distributions	(.19)	(.31)	(.13)	(.05)	–
Redemption fees added to paid in capitalA	–	–C	.01	.01	–C
Net asset value, end of period	$13.66	$12.01	$15.03	$12.27	$10.92
Total ReturnD,E	15.50%	(18.39)%	23.89%	12.93%	(10.27)%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.55%	1.52%	1.63%	1.89%	1.88%
Expenses net of fee waivers, if any	1.54%	1.52%	1.63%	1.70%	1.70%
Expenses net of all reductions	1.54%	1.48%	1.62%	1.70%	1.69%
Net investment income (loss)	.96%	1.22%	1.03%	.85%	.76%B
Supplemental Data
Net assets, end of period (000 omitted)	$15,323	$14,472	$16,062	$5,252	$4,660
Portfolio turnover rateH	80%	98%	58%	60%	103%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .22%.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Emerging Markets Discovery Fund Class M

Years ended October 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$11.94	$14.94	$12.20	$10.86	$12.13
Income from Investment Operations
Net investment income (loss)A	.08	.14	.10	.07	.06B
Net realized and unrealized gain (loss)	1.71	(2.87)	2.74	1.28	(1.33)
Total from investment operations	1.79	(2.73)	2.84	1.35	(1.27)
Distributions from net investment income	(.10)	(.04)	(.04)	(.02)	–
Distributions from net realized gain	(.01)	(.23)	(.06)	–	–
Total distributions	(.11)	(.27)	(.11)C	(.02)	–
Redemption fees added to paid in capitalA	–	–D	.01	.01	–D
Net asset value, end of period	$13.62	$11.94	$14.94	$12.20	$10.86
Total ReturnE,F	15.06%	(18.58)%	23.63%	12.58%	(10.47)%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.86%	1.79%	1.92%	2.17%	2.16%
Expenses net of fee waivers, if any	1.86%	1.79%	1.92%	1.95%	1.95%
Expenses net of all reductions	1.86%	1.75%	1.90%	1.94%	1.94%
Net investment income (loss)	.64%	.94%	.74%	.60%	.51%B
Supplemental Data
Net assets, end of period (000 omitted)	$5,773	$5,374	$9,393	$2,868	$2,015
Portfolio turnover rateI	80%	98%	58%	60%	103%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.03)%.

 C Total distributions of $.11 per share is comprised of distributions from net investment income of $.044 and distributions from net realized gain of $.064 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Emerging Markets Discovery Fund Class C

Years ended October 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$11.66	$14.64	$11.97	$10.69	$12.00
Income from Investment Operations
Net investment income (loss)A	.02	.06	.04	.01	–B,C
Net realized and unrealized gain (loss)	1.67	(2.79)	2.69	1.26	(1.31)
Total from investment operations	1.69	(2.73)	2.73	1.27	(1.31)
Distributions from net investment income	(.05)	(.02)	(.01)	–	–
Distributions from net realized gain	(.01)	(.23)	(.06)	–	–
Total distributions	(.06)	(.25)	(.07)	–	–
Redemption fees added to paid in capitalA	–	–C	.01	.01	–C
Net asset value, end of period	$13.29	$11.66	$14.64	$11.97	$10.69
Total ReturnD,E	14.54%	(18.97)%	23.02%	11.97%	(10.92)%
Ratios to Average Net AssetsF,G
Expenses before reductions	2.36%	2.28%	2.38%	2.63%	2.64%
Expenses net of fee waivers, if any	2.35%	2.28%	2.38%	2.45%	2.45%
Expenses net of all reductions	2.35%	2.24%	2.37%	2.44%	2.44%
Net investment income (loss)	.14%	.45%	.28%	.10%	.01%B
Supplemental Data
Net assets, end of period (000 omitted)	$7,562	$11,278	$14,168	$2,203	$1,675
Portfolio turnover rateH	80%	98%	58%	60%	103%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.52)%.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Emerging Markets Discovery Fund

Years ended October 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$12.10	$15.12	$12.33	$10.98	$12.21
Income from Investment Operations
Net investment income (loss)A	.16	.23	.18	.12	.12B
Net realized and unrealized gain (loss)	1.72	(2.91)	2.76	1.31	(1.35)
Total from investment operations	1.88	(2.68)	2.94	1.43	(1.23)
Distributions from net investment income	(.22)	(.11)	(.09)	(.09)	–
Distributions from net realized gain	(.01)	(.23)	(.06)	–	–
Total distributions	(.23)	(.34)	(.16)C	(.09)	–
Redemption fees added to paid in capitalA	–	–D	.01	.01	–D
Net asset value, end of period	$13.75	$12.10	$15.12	$12.33	$10.98
Total ReturnE	15.78%	(18.11)%	24.30%	13.19%	(10.07)%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.25%	1.22%	1.35%	1.55%	1.56%
Expenses net of fee waivers, if any	1.25%	1.22%	1.35%	1.45%	1.45%
Expenses net of all reductions	1.25%	1.18%	1.34%	1.44%	1.44%
Net investment income (loss)	1.25%	1.51%	1.31%	1.10%	1.01%B
Supplemental Data
Net assets, end of period (000 omitted)	$208,657	$188,690	$248,124	$67,178	$61,601
Portfolio turnover rateH	80%	98%	58%	60%	103%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .48%.

 C Total distributions of $.16 per share is comprised of distributions from net investment income of $.091 and distributions from net realized gain of $.064 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Emerging Markets Discovery Fund Class I

Years ended October 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$12.13	$15.15	$12.37	$11.02	$12.25
Income from Investment Operations
Net investment income (loss)A	.17	.23	.19	.13	.12B
Net realized and unrealized gain (loss)	1.72	(2.90)	2.75	1.30	(1.35)
Total from investment operations	1.89	(2.67)	2.94	1.43	(1.23)
Distributions from net investment income	(.22)	(.12)	(.10)	(.09)	–
Distributions from net realized gain	(.01)	(.23)	(.06)	–	–
Total distributions	(.23)	(.35)	(.17)C	(.09)	–
Redemption fees added to paid in capitalA	–	–D	.01	.01	–D
Net asset value, end of period	$13.79	$12.13	$15.15	$12.37	$11.02
Total ReturnE	15.78%	(18.06)%	24.25%	13.16%	(10.04)%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.25%	1.22%	1.32%	1.59%	1.54%
Expenses net of fee waivers, if any	1.24%	1.22%	1.32%	1.45%	1.45%
Expenses net of all reductions	1.24%	1.18%	1.30%	1.44%	1.43%
Net investment income (loss)	1.26%	1.51%	1.34%	1.10%	1.01%B
Supplemental Data
Net assets, end of period (000 omitted)	$51,081	$57,506	$97,170	$8,337	$1,410
Portfolio turnover rateH	80%	98%	58%	60%	103%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .48%.

 C Total distributions of $.17 per share is comprised of distributions from net investment income of $.101 and distributions from net realized gain of $.064 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Emerging Markets Discovery Fund Class Z

Years ended October 31,	2019	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$12.13	$13.19
Income from Investment Operations
Net investment income (loss)B	.18	–C
Net realized and unrealized gain (loss)	1.72	(1.06)
Total from investment operations	1.90	(1.06)
Distributions from net investment income	(.26)	–
Distributions from net realized gain	(.01)	–
Total distributions	(.26)D	–
Net asset value, end of period	$13.77	$12.13
Total ReturnE,F	15.97%	(8.04)%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.10%	1.17%I
Expenses net of fee waivers, if any	1.10%	1.02%I
Expenses net of all reductions	1.10%	.98%I
Net investment income (loss)	1.40%	(.12)%I
Supplemental Data
Net assets, end of period (000 omitted)	$18,267	$1,412
Portfolio turnover rateJ	80%	98%

 A For the period October 2, 2018 (commencement of sale of shares) to October 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total distributions of $.26 per share is comprised of distributions from net investment income of $.256 and distributions from net realized gain of $.008 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Annualized

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2019

1. Organization.

Fidelity Emerging Markets Discovery Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Emerging Markets Discovery, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Effective March 1, 2019, Class C shares will automatically convert to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2019 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2019, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), market discount, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$44,349,744
Gross unrealized depreciation	(22,776,586)
Net unrealized appreciation (depreciation)	$21,573,158
Tax Cost	$285,118,614

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$3,132,027
Capital loss carryforward	$(23,016,648)
Net unrealized appreciation (depreciation) on securities and other investments	$21,566,040

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(13,499,639)
Long-term	(9,517,009)
Total capital loss carryforward	$(23,016,648)

The tax character of distributions paid was as follows:

	October 31, 2019	October 31, 2018
Ordinary Income	$4,896,604	$ 7,036,307
Long-term Capital Gains	–	2,588,908
Total	$4,896,604	$ 9,625,215

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $231,994,993 and $232,348,094, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .60% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .84% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$38,585	$925
Class M	.25%	.25%	28,740	50
Class C	.75%	.25%	94,688	13,988
			$162,013	$14,963

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$3,710
Class M	936
Class C(a)	1,487
$6,133

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$36,687.24
Class M	17,555.31
Class C	28,096.30
Emerging Markets Discovery	415,611.20
Class I	101,431.19
Class Z	3,581.05
	$602,961

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Prior to April 1, 2019, FSC had a separate agreement with the Fund for administration of the security lending program, based on the number and duration of lending transactions. For the period, the total fees paid for accounting and administration of securities lending were equivalent to an annual rate of .05%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $1,435 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $803 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. For equity securities, lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Total fees paid by the Fund to NFS, as lending agent, amounted to $456. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. During the period, there were no securities loaned to NFS.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $638 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $2,200 and a portion of class-level operating expenses as follows:

Amount
Class A	$849
Class M	319
Class C	573
Emerging Markets Discovery	11,030
Class I	2,952
Class Z	276
$15,999

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2019	Year ended October 31, 2018
Distributions to shareholders
Class A	$223,445	$352,909
Class M	47,798	173,255
Class C	53,825	250,963
Emerging Markets Discovery	3,515,165	6,626,159
Class I	985,108	2,221,929
Class Z	71,263	–
Total	$4,896,604	$9,625,215

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2019	Year ended October 31, 2018(a)	Year ended October 31, 2019	Year ended October 31, 2018(a)
Class A
Shares sold	168,686	777,539	$2,185,595	$11,772,607
Reinvestment of distributions	18,309	23,808	222,825	349,501
Shares redeemed	(269,605)	(665,814)	(3,507,713)	(9,435,862)
Net increase (decrease)	(82,610)	135,533	$(1,099,293)	$2,686,246
Class M
Shares sold	70,918	210,943	$922,527	$3,284,695
Reinvestment of distributions	3,931	11,842	47,798	173,256
Shares redeemed	(101,078)	(401,523)	(1,330,432)	(5,504,533)
Net increase (decrease)	(26,229)	(178,738)	$(360,107)	$(2,046,582)
Class C
Shares sold	76,141	347,529	$953,265	$5,193,330
Reinvestment of distributions	4,495	17,450	53,580	250,411
Shares redeemed	(478,619)	(365,570)	(6,094,438)	(5,076,684)
Net increase (decrease)	(397,983)	(591)	$(5,087,593)	$367,057
Emerging Markets Discovery
Shares sold	6,459,351	10,973,034	$84,534,133	$167,396,079
Reinvestment of distributions	267,714	427,369	3,268,785	6,303,689
Shares redeemed	(7,145,375)	(12,217,890)	(92,623,842)	(179,945,966)
Net increase (decrease)	(418,310)	(817,487)	$(4,820,924)	$(6,246,198)
Class I
Shares sold	1,400,912	3,126,297	$18,473,846	$46,808,802
Reinvestment of distributions	79,303	148,725	971,460	2,198,156
Shares redeemed	(2,517,006)	(4,945,734)	(32,749,170)	(69,393,677)
Net increase (decrease)	(1,036,791)	(1,670,712)	$(13,303,864)	$(20,386,719)
Class Z
Shares sold	1,476,128	117,308	$19,208,206	$1,426,892
Reinvestment of distributions	5,593	–	68,346	–
Shares redeemed	(271,402)	(875)	(3,627,838)	(10,399)
Net increase (decrease)	1,210,319	116,433	$15,648,714	$1,416,493

 (a) Share transactions for Class Z are for the period October 2, 2018 (commencement of sale of shares) to October 31, 2018.

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Fidelity® Total Emerging Markets Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2019	Past 1 year	Past 5 years	Life of fundA
Class A (incl. 5.75% sales charge)	6.86%	2.89%	4.08%
Class M (incl. 3.50% sales charge)	9.10%	3.08%	4.10%
Class C (incl. contingent deferred sales charge)	11.54%	3.34%	4.06%
Fidelity® Total Emerging Markets Fund	13.80%	4.38%	5.12%
Class I	13.77%	4.41%	5.13%
Class Z	13.85%	4.42%	5.14%

 A From November 1, 2011

 Class C shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 1%, 0%, and 0%, respectively.

 The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Total Emerging Markets Fund, a class of the fund, on November 1, 2011, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI Emerging Markets Index performed over the same period.

Period Ending Values
$14,910	Fidelity® Total Emerging Markets Fund
$13,114	MSCI Emerging Markets Index

Fidelity® Total Emerging Markets Fund

Management's Discussion of Fund Performance

Market Recap:  For the 12 months ending October 31, 2019, the Fidelity Total Emerging Markets Composite Index℠ – consisting of 60% equities and 40% debt – gained 12.86%. Separately, emerging-markets debt rose 13.69%, as measured by the J.P. Morgan Emerging Markets Bond Index Global, while emerging-markets equities advanced 11.89%, according to the MSCI Emerging Markets Index. Both the debt and equity asset classes overcame several headwinds, including early-period concern about global interest rates, as well as ongoing trade tension and fears of a global economic slowdown. Much of the Composite index’s gain came in January 2019, when emerging-markets assets reacted favorably to the U.S. Federal Reserve’s shift away from its monetary tightening bias, as well as signs of economic stabilization in China and optimism for a resolution to U.S.–China trade tension. Within the emerging-markets debt index, Ukraine (+24%) and Turkey (+16%) led the way, whereas Venezuela (-65%) and Argentina (-42%) were notable laggards. On July 31, JPMorgan Chase began the process of phasing out bonds issued by Venezuela and state-run oil company Petroleos de Venezuela from the debt index. This is expected to be completed on November 30, 2019. Looking at equities, Russia gained 36%, benefiting from oil-price gains early in the period, attractive dividend yields and the absence of fresh sanctions. Taiwan (+23%) also outperformed, rising on the strength of its technology sector.

Comments from Lead Portfolio Manager James Hayes:  For the fiscal year, the fund’s share classes (excluding sales charges, if applicable) returned about 13% to 14%, with most ahead of the Composite index. Security selection among emerging-markets equities drove the fund’s outperformance of the Composite the past 12 months. Within equities, choices in the consumer discretionary, financials and materials sectors added value. Among individual stock holdings, an outsized stake in Meituan Dianping (+86%) contributed most. Shares of this food-delivery service in China benefited from strong revenue growth and a boost in active users for the trailing 12 months. Avoiding Composite index component and Chinese tech giant Baidu (-46%) also helped our relative result. Turning to the fund’s debt sleeve, an overweighting and disappointing picks in Argentina stood out to the downside. An overweighting in Venezuela also detracted on a relative basis, as did the fund’s overall asset allocation.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Notes to shareholders:  On August 1, 2019, Jim Hayes assumed lead management responsibilities, succeeding John Carlson, who assumed co-management responsibilities until the end of 2019, when he will retire from Fidelity. On June 29, 2019, Jonathan Kelly assumed co-management responsibilities for the fund. On December 1, 2018, Xiaoting Zhao assumed portfolio management responsibilities for the fund's telecommunication services subportfolio, succeeding James Hayes.

Fidelity® Total Emerging Markets Fund

Investment Summary (Unaudited)

Top Five Stocks as of October 31, 2019

% of fund's net assets
Tencent Holdings Ltd. (Cayman Islands, Interactive Media & Services)	3.8
Samsung Electronics Co. Ltd. (Korea (South), Technology Hardware, Storage & Peripherals)	3.5
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	3.5
Alibaba Group Holding Ltd. sponsored ADR (Cayman Islands, Internet & Direct Marketing Retail)	2.8
Meituan Dianping Class B (Cayman Islands, Internet & Direct Marketing Retail)	1.7
15.3

Top Five Market Sectors as of October 31, 2019

% of fund's net assets
Financials	18.0
Consumer Discretionary	11.9
Information Technology	10.9
Energy	9.0
Communication Services	6.6

Top Five Countries as of October 31, 2019

(excluding cash equivalents)	% of fund's net assets
Cayman Islands	15.9
Korea (South)	9.9
China	6.9
India	6.9
Brazil	6.9

Percentages are adjusted for the effect of futures contracts, if applicable.

Asset Allocation (% of fund's net assets)

As of October 31, 2019
Stocks and Equity Futures	71.3%
Bonds	22.4%
Other Investments	0.1%
Short-Term Investments and Net Other Assets (Liabilities)	6.2%

Fidelity® Total Emerging Markets Fund

Schedule of Investments October 31, 2019

Showing Percentage of Net Assets

Common Stocks - 67.1%
		Shares	Value
Australia - 0.0%
Frontier Digital Ventures Ltd. (a)		59,038	$33,239
Belgium - 0.3%
Titan Cement International Trading SA (a)		119,600	2,497,059
Bermuda - 1.0%
AGTech Holdings Ltd. (a)		1,668,000	79,474
China Gas Holdings Ltd.		317,844	1,353,996
Credicorp Ltd. (United States)		10,268	2,197,763
GP Investments Ltd. Class A (depositary receipt) (a)		22,922	36,979
Kunlun Energy Co. Ltd.		312,440	290,799
Marvell Technology Group Ltd.		21,100	514,629
Pacific Basin Shipping Ltd.		2,629,000	608,712
Shangri-La Asia Ltd.		1,708,000	1,753,112

TOTAL BERMUDA			6,835,464

Brazil - 4.2%
Atacadao Distribuicao Comercio e Industria Ltda		330,400	1,574,353
Azul SA sponsored ADR (a)		38,300	1,492,934
Banco do Brasil SA		517,884	6,217,707
BTG Pactual Participations Ltd. unit		117,500	1,903,204
Centrais Eletricas Brasileiras SA (Electrobras) (a)		96,030	947,250
Companhia de Saneamento de Minas Gerais		83,796	1,410,146
Direcional Engenharia SA		314,800	938,003
Localiza Rent A Car SA		149,085	1,605,159
Natura Cosmeticos SA		571,000	4,436,444
Notre Dame Intermedica Participacoes SA		114,622	1,714,829
Petrobras Distribuidora SA		233,900	1,649,343
Rumo SA (a)		311,500	1,770,901
Suzano Papel e Celulose SA		176,200	1,434,028
Totvs SA		31,200	484,512
Vale SA sponsored ADR (a)		194,468	2,283,054

TOTAL BRAZIL			29,861,867

British Virgin Islands - 0.1%
Mail.Ru Group Ltd. GDR (Reg. S) (a)		29,800	632,952
Canada - 0.1%
Pan American Silver Corp.		59,600	1,016,180
Cayman Islands - 15.9%
51job, Inc. sponsored ADR (a)		11,300	890,101
Airtac International Group		79,000	1,081,464
Alibaba Group Holding Ltd. sponsored ADR (a)		114,700	20,264,049
Ant International Co. Ltd. Class C (a)(b)(c)		288,435	1,897,902
Bilibili, Inc. ADR (a)		82,000	1,294,780
Chailease Holding Co. Ltd.		229,490	1,034,654
China Resources Land Ltd.		484,730	2,061,498
China State Construction International Holdings Ltd.		1,058,000	974,369
CStone Pharmaceuticals Co. Ltd. (a)(d)		412,343	549,708
Haitian International Holdings Ltd.		452,000	1,066,590
Hansoh Pharmaceutical Group Co. Ltd. (d)		377,225	1,146,032
Hutchison China Meditech Ltd. sponsored ADR (a)		27,154	513,211
iQIYI, Inc. ADR (a)		35,600	620,508
JD.com, Inc. sponsored ADR (a)		162,700	5,068,105
Kingdee International Software Group Co. Ltd.		472,000	517,194
Kingsoft Corp. Ltd. (a)		1,648,000	3,792,774
Koolearn Technology Holding Ltd. (a)(d)		362,000	849,815
LexinFintech Holdings Ltd. ADR (a)		21,200	240,408
Li Ning Co. Ltd.		788,614	2,674,050
Meituan Dianping Class B (a)		1,034,400	12,338,471
Momo, Inc. ADR		4,080	136,762
NetEase, Inc. ADR		6,300	1,800,918
New Oriental Education & Technology Group, Inc. sponsored ADR (a)		27,900	3,405,474
PagSeguro Digital Ltd. (a)		113,600	4,212,288
Pinduoduo, Inc. ADR (a)		153,600	6,279,168
PPDAI Group, Inc. ADR		36,400	101,920
Qutoutiao, Inc. ADR (a)(e)		81,600	339,456
Shenzhou International Group Holdings Ltd.		266,500	3,682,671
Shimao Property Holdings Ltd.		369,860	1,239,063
Sunny Optical Technology Group Co. Ltd.		109,100	1,753,661
Tencent Holdings Ltd.		666,650	27,041,261
Tencent Music Entertainment Group ADR (a)		21,400	296,176
Uni-President China Holdings Ltd.		2,140,600	2,211,093
Weidai Ltd. ADR		10,100	64,236
Wise Talent Information Technology Co. Ltd. (a)		208,068	518,378
Wuxi Biologics (Cayman), Inc. (a)(d)		114,546	1,346,083
YY, Inc. ADR (a)		4,000	227,360
Zai Lab Ltd. ADR (a)		22,400	756,896

TOTAL CAYMAN ISLANDS			114,288,547

Chile - 0.1%
Vina Concha y Toro SA		567,835	1,045,166
China - 6.9%
BBMG Corp. (H Shares)		3,201,000	916,101
Beijing Sinnet Technology Co. Ltd. (A Shares)		98,314	243,431
China Communications Construction Co. Ltd. (H Shares)		784,000	596,814
China Communications Services Corp. Ltd. (H Shares)		510,000	314,939
China Life Insurance Co. Ltd. (H Shares)		2,635,934	6,778,809
China Longyuan Power Grid Corp. Ltd. (H Shares)		2,249,460	1,215,237
China Pacific Insurance (Group) Co. Ltd. (H Shares)		206,706	749,989
China Petroleum & Chemical Corp. (H Shares)		5,332,000	3,032,709
China Tower Corp. Ltd. (H Shares) (d)		3,838,000	844,716
CRRC Corp. Ltd. (H Shares)		544,000	363,846
Daqin Railway Co. Ltd. (A Shares)		1,229,500	1,331,776
Glodon Co. Ltd. (A Shares)		68,297	309,451
Haier Smart Home Co. Ltd. (A Shares)		2,198,611	4,993,626
Hangzhou Tigermed Consulting Co. Ltd. (A Shares)		113,463	1,100,179
Industrial & Commercial Bank of China Ltd. (H Shares)		14,121,660	10,116,663
PICC Property & Casualty Co. Ltd. (H Shares)		1,375,870	1,741,190
Ping An Bank Co. Ltd. (A Shares)		957,963	2,210,565
Ping An Insurance Group Co. of China Ltd. (H Shares)		649,100	7,491,776
Shenzhen Mindray Bio-Medical Electronics Co. Ltd. (A Shares)		43,663	1,102,467
Sinopec Engineering Group Co. Ltd. (H Shares)		753,000	430,156
Tsingtao Brewery Co. Ltd. (H Shares)		348,000	2,016,666
WuXi AppTec Co. Ltd. (H Shares) (d)		73,000	880,141
Zhuzhou CRRC Times Electric Co. Ltd. (H Shares)		204,800	759,924

TOTAL CHINA			49,541,171

Egypt - 0.0%
Six of October Development & Investment Co.		274,095	264,925
Hong Kong - 2.2%
AIA Group Ltd.		45,560	453,697
China Everbright International Ltd.		723,000	546,448
China Overseas Land and Investment Ltd.		933,040	2,944,201
China Resources Beer Holdings Co. Ltd.		672,666	3,448,776
China Resources Power Holdings Co. Ltd.		186,429	234,292
China Unicom Ltd.		820,300	807,585
China Unicom Ltd. sponsored ADR		32,220	314,145
CNOOC Ltd.		2,715,000	4,040,601
CSPC Pharmaceutical Group Ltd.		728,836	1,866,637
Far East Horizon Ltd.		1,135,780	1,075,292

TOTAL HONG KONG			15,731,674

Hungary - 0.3%
OTP Bank PLC		41,640	1,917,996
India - 6.9%
Adani Ports & Special Economic Zone Ltd. (a)		283,066	1,576,224
Axis Bank Ltd.		433,879	4,492,241
Federal Bank Ltd. (a)		779,006	918,384
ICICI Bank Ltd.		185,192	1,207,310
ICICI Bank Ltd. sponsored ADR		610,340	7,952,730
IndoStar Capital Finance Ltd. (d)		72,237	191,274
Indraprastha Gas Ltd. (a)		313,693	1,728,578
ITC Ltd.		885,513	3,211,376
JK Cement Ltd.		91,674	1,441,184
JM Financial Ltd.		345,449	379,186
Larsen & Toubro Ltd.		113,069	2,344,268
LIC Housing Finance Ltd.		231,790	1,345,358
Manappuram General Finance & Leasing Ltd.		721,140	1,718,124
NTPC Ltd.		454,964	783,998
Oberoi Realty Ltd. (a)		112,793	804,533
Petronet LNG Ltd.		272,906	1,100,432
Phoenix Mills Ltd. (a)		84,152	851,904
Power Grid Corp. of India Ltd.		434,942	1,215,397
Reliance Industries Ltd.		368,713	7,594,169
Shree Cement Ltd.		6,300	1,764,813
Shriram Transport Finance Co. Ltd.		120,900	1,936,566
State Bank of India (a)		1,103,775	4,850,769

TOTAL INDIA			49,408,818

Indonesia - 0.9%
PT Bank Mandiri (Persero) Tbk		5,847,500	2,922,986
PT Bank Rakyat Indonesia Tbk		11,514,800	3,450,240

TOTAL INDONESIA			6,373,226

Japan - 0.4%
Keyence Corp.		1,000	632,296
Money Forward, Inc. (a)		11,700	417,765
Murata Manufacturing Co. Ltd.		7,100	386,582
Nintendo Co. Ltd.		2,400	880,290
Square Enix Holdings Co. Ltd.		11,500	547,265

TOTAL JAPAN			2,864,198

Kazakhstan - 0.1%
JSC Halyk Bank of Kazakhstan GDR		28,600	381,810
Korea (South) - 9.0%
AMOREPACIFIC Group, Inc.		33,849	2,446,937
BS Financial Group, Inc.		55,622	330,322
Daou Technology, Inc.		55,094	852,098
Hyundai Fire & Marine Insurance Co. Ltd.		61,135	1,319,040
Hyundai Mobis		32,175	6,543,378
Kakao Corp.		9,450	1,142,601
KB Financial Group, Inc.		119,138	4,263,832
Korea Electric Power Corp. (a)		34,807	756,456
Korea Electric Power Corp. sponsored ADR (a)		8,120	88,346
LG Chemical Ltd.		5,293	1,390,764
LG Corp.		28,012	1,661,155
NAVER Corp.		10,818	1,515,993
NCSOFT Corp.		3,250	1,432,978
Netmarble Corp. (a)(d)		3,950	303,433
POSCO		15,262	2,753,039
S-Oil Corp.		16,480	1,403,973
Samsung Biologics Co. Ltd. (a)(d)		1,638	557,762
Samsung Electronics Co. Ltd.		583,698	25,137,683
Samsung SDI Co. Ltd.		9,487	1,844,237
Shinhan Financial Group Co. Ltd.		75,823	2,746,471
SK Hynix, Inc.		88,342	6,189,956

TOTAL KOREA (SOUTH)			64,680,454

Malaysia - 0.3%
British American Tobacco (Malaysia) Bhd		121,400	546,538
IHH Healthcare Bhd		642,500	875,655
Tenaga Nasional Bhd		288,600	955,771

TOTAL MALAYSIA			2,377,964

Mexico - 1.5%
America Movil S.A.B. de CV Series L sponsored ADR		79,500	1,256,895
Fibra Uno Administracion SA de CV		843,200	1,280,810
Grupo Aeroportuario del Pacifico S.A.B. de CV Series B		110,800	1,161,653
Grupo Aeroportuario Norte S.A.B. de CV		35,107	243,403
Grupo Financiero Banorte S.A.B. de CV Series O		389,729	2,127,286
Macquarie Mexican (REIT) (d)		1,107,170	1,560,910
Wal-Mart de Mexico SA de CV Series V		967,400	2,903,231

TOTAL MEXICO			10,534,188

Multi-National - 0.1%
HKT Trust/HKT Ltd. unit		673,000	1,046,959
Netherlands - 0.2%
ASML Holding NV (Netherlands)		1,900	498,018
NXP Semiconductors NV		5,700	647,976
Yandex NV Series A (a)		17,639	588,966

TOTAL NETHERLANDS			1,734,960

Nigeria - 0.3%
Guaranty Trust Bank PLC		6,508,483	447,374
Guaranty Trust Bank PLC GDR (Reg. S)		105,540	474,930
Zenith Bank PLC		19,380,836	909,522

TOTAL NIGERIA			1,831,826

Pakistan - 0.1%
Habib Bank Ltd.		685,700	564,033
Panama - 0.2%
Copa Holdings SA Class A		14,549	1,480,215
Peru - 0.5%
Compania de Minas Buenaventura SA sponsored ADR		232,600	3,568,084
Philippines - 0.6%
Altus San Nicolas Corp. (b)		44,850	4,576
Ayala Land, Inc.		790,900	755,285
Metropolitan Bank & Trust Co.		1,941,477	2,582,735
Robinsons Land Corp.		1,833,160	918,107

TOTAL PHILIPPINES			4,260,703

Poland - 0.1%
Dino Polska SA (a)(d)		27,400	1,068,562
Russia - 4.0%
Lukoil PJSC sponsored ADR		65,400	6,014,184
MMC Norilsk Nickel PJSC sponsored ADR		148,700	4,118,990
NOVATEK OAO GDR (Reg. S)		16,500	3,531,000
Sberbank of Russia		1,423,600	5,217,367
Sberbank of Russia sponsored ADR		458,584	6,741,185
Tatneft PAO		167,500	1,954,439
Unipro PJSC		24,535,700	1,010,164

TOTAL RUSSIA			28,587,329

Singapore - 0.2%
First Resources Ltd.		1,056,100	1,185,902
South Africa - 2.8%
AngloGold Ashanti Ltd.		136,300	3,014,725
Barclays Africa Group Ltd.		371,850	3,811,398
Bidvest Group Ltd.		87,356	1,191,263
Impala Platinum Holdings Ltd. (a)		649,800	4,465,883
Motus Holdings Ltd.		94,800	449,705
Mr Price Group Ltd.		124,700	1,318,756
Naspers Ltd. Class N		32,000	4,528,276
Pick 'n Pay Stores Ltd.		300,500	1,314,520

TOTAL SOUTH AFRICA			20,094,526

Taiwan - 4.5%
Formosa Plastics Corp.		553,000	1,773,343
Largan Precision Co. Ltd.		5,403	791,901
MediaTek, Inc.		112,000	1,498,328
Taiwan Semiconductor Manufacturing Co. Ltd.		2,544,000	24,883,697
Unified-President Enterprises Corp.		1,318,000	3,249,839

TOTAL TAIWAN			32,197,108

Thailand - 1.0%
Kasikornbank PCL (For. Reg.)		527,700	2,437,329
PTT Global Chemical PCL (For. Reg.)		1,008,700	1,704,150
Siam Cement PCL (For. Reg.)		233,600	2,841,184

TOTAL THAILAND			6,982,663

Turkey - 0.2%
Enerjisa Enerji A/S (d)		253,600	274,570
Tupras Turkiye Petrol Rafinerileri A/S		66,300	1,443,762

TOTAL TURKEY			1,718,332

United Arab Emirates - 0.4%
Emaar Properties PJSC		1,193,764	1,387,890
National Bank of Abu Dhabi PJSC		353,745	1,465,931

TOTAL UNITED ARAB EMIRATES			2,853,821

United Kingdom - 0.3%
AstraZeneca PLC sponsored ADR		24,424	1,197,509
Mondi PLC		43,327	896,045

TOTAL UNITED KINGDOM			2,093,554

United States of America - 1.3%
Activision Blizzard, Inc.		32,000	1,792,960
Arco Platform Ltd. Class A (a)		11,400	473,100
DouYu International Holdings Ltd. ADR		285,700	2,219,889
MercadoLibre, Inc. (a)		7,300	3,807,096
Micron Technology, Inc. (a)		24,800	1,179,240

TOTAL UNITED STATES OF AMERICA			9,472,285

Vietnam - 0.1%
Vietnam Technological & Commercial Joint Stock Bank (a)		500,000	509,564
TOTAL COMMON STOCKS
(Cost $411,740,707)			481,537,324

Nonconvertible Preferred Stocks - 3.6%
Brazil - 2.7%
Ambev SA sponsored ADR		468,700	2,020,097
Banco do Estado Rio Grande do Sul SA		128,320	715,431
Companhia Paranaense de Energia-Copel:
(PN-B)		2,515	34,911
(PN-B) sponsored ADR		121,212	1,671,513
Itau Unibanco Holding SA sponsored ADR		806,786	7,285,278
Metalurgica Gerdau SA (PN)		865,370	1,357,232
Petroleo Brasileiro SA - Petrobras (PN) sponsored ADR (non-vtg.)		349,406	5,272,537
Telefonica Brasil SA		64,663	855,831

TOTAL BRAZIL			19,212,830

Korea (South) - 0.9%
Hyundai Motor Co. Series 2		60,017	4,066,811
Samsung Electronics Co. Ltd.		74,628	2,617,710

TOTAL KOREA (SOUTH)			6,684,521

TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $21,692,482)			25,897,351
		Principal Amount(f)	Value

Nonconvertible Bonds - 6.2%
Azerbaijan - 0.8%
Southern Gas Corridor CJSC 6.875% 3/24/26 (d)		1,650,000	1,922,250
State Oil Co. of Azerbaijan Republic:
4.75% 3/13/23 (Reg. S)		500,000	520,469
6.95% 3/18/30 (Reg. S)		2,625,000	3,149,180

TOTAL AZERBAIJAN			5,591,899

Bahrain - 0.4%
The Oil and Gas Holding Co. 7.5% 10/25/27 (d)		2,405,000	2,686,836
British Virgin Islands - 0.3%
1MDB Global Investments Ltd. 4.4% 3/9/23		2,000,000	1,922,750
Georgia - 0.9%
Georgian Oil & Gas Corp. 6.75% 4/26/21 (d)		3,125,000	3,234,375
JSC Georgian Railway 7.75% 7/11/22 (d)		3,150,000	3,449,250

TOTAL GEORGIA			6,683,625

Mexico - 1.1%
Pemex Project Funding Master Trust 6.625% 6/15/35		1,675,000	1,707,093
Petroleos Mexicanos:
6.49% 1/23/27 (d)		890,000	948,295
6.5% 6/2/41		1,575,000	1,559,250
7.69% 1/23/50 (d)		3,464,000	3,757,747

TOTAL MEXICO			7,972,385

Mongolia - 0.1%
Trade and Development Bank of Mongolia LLC 9.375% 5/19/20 (d)		450,000	461,531
Netherlands - 0.5%
Petrobras Global Finance BV:
5.093% 1/15/30 (d)		756,000	799,848
6.9% 3/19/49		2,500,000	2,897,156

TOTAL NETHERLANDS			3,697,004

Saudi Arabia - 0.6%
Saudi Arabian Oil Co.:
4.25% 4/16/39 (d)		3,355,000	3,592,433
4.375% 4/16/49 (d)		700,000	761,250

TOTAL SAUDI ARABIA			4,353,683

South Africa - 0.8%
Eskom Holdings SOC Ltd.:
6.75% 8/6/23 (d)		2,325,000	2,397,656
8.45% 8/10/28 (d)		3,350,000	3,668,250

TOTAL SOUTH AFRICA			6,065,906

Tunisia - 0.1%
Banque Centrale de Tunisie 5.75% 1/30/25 (d)		900,000	823,219
Turkey - 0.1%
Export Credit Bank of Turkey 6.125% 5/3/24 (d)		455,000	450,023
T.C. Ziraat Bankasi A/S 5.125% 5/3/22 (d)		500,000	487,500

TOTAL TURKEY			937,523

United Kingdom - 0.4%
Biz Finance PLC 9.625% 4/27/22 (d)		2,500,000	2,599,997
Venezuela - 0.1%
Petroleos de Venezuela SA:
6% 5/16/24 (d)(g)		5,700,000	349,125
6% 11/15/26 (Reg. S) (g)		6,800,000	416,500

TOTAL VENEZUELA			765,625

TOTAL NONCONVERTIBLE BONDS
(Cost $45,324,728)			44,561,983

Government Obligations - 16.2%
Angola - 0.1%
Angola Republic 9.375% 5/8/48 (d)		725,000	766,688
Argentina - 1.4%
Argentine Republic:
5.875% 1/11/28		5,230,000	2,000,475
6.875% 1/26/27		2,200,000	868,313
6.875% 1/11/48		4,250,000	1,673,438
7.125% 7/6/36		2,550,000	996,891
7.5% 4/22/26		10,510,000	4,420,769
7.82% 12/31/33	EUR	688,052	367,385

TOTAL ARGENTINA			10,327,271

Azerbaijan - 0.0%
Azerbaijan Republic 4.75% 3/18/24 (d)		400,000	423,500
Bahrain - 0.1%
Bahrain Kingdom 7% 10/12/28 (d)		425,000	490,078
Benin - 0.1%
Republic of Benin 5.75% 3/26/26 (d)	EUR	1,000,000	1,148,759
Cameroon - 0.6%
Cameroon Republic 9.5% 11/19/25 (d)		3,750,000	4,129,688
Costa Rica - 0.1%
Costa Rican Republic 9.2% 2/21/24 (d)		665,000	744,683
Dominican Republic - 0.3%
Dominican Republic:
5.95% 1/25/27 (d)		500,000	550,000
6.4% 6/5/49 (d)		500,000	541,094
6.85% 1/27/45 (d)		350,000	395,063
7.45% 4/30/44 (d)		425,000	510,133

TOTAL DOMINICAN REPUBLIC			1,996,290

Ecuador - 0.5%
Ecuador Republic:
7.875% 3/27/25 (d)		900,000	846,000
7.875% 1/23/28 (d)		550,000	494,141
8.875% 10/23/27 (d)		210,000	196,941
9.65% 12/13/26 (d)		1,970,000	1,941,681

TOTAL ECUADOR			3,478,763

Egypt - 1.7%
Arab Republic of Egypt:
yield at date of purchase 15.5493% to 17.8821% 11/5/19 to 12/24/19	EGP	62,950,000	3,870,011
7.5% 1/31/27(d)		3,050,000	3,305,438
7.6003% 3/1/29 (d)		500,000	530,000
7.903% 2/21/48 (d)		2,125,000	2,130,313
8.5% 1/31/47 (d)		1,875,000	1,969,336
8.7002% 3/1/49 (d)		720,000	771,075

TOTAL EGYPT			12,576,173

El Salvador - 1.5%
El Salvador Republic:
6.375% 1/18/27 (d)		1,550,000	1,625,563
7.1246% 1/20/50 (d)		520,000	532,350
7.625% 2/1/41 (d)		1,850,000	2,009,563
7.65% 6/15/35 (Reg. S)		2,400,000	2,618,250
8.625% 2/28/29 (d)		3,210,000	3,813,881

TOTAL EL SALVADOR			10,599,607

Gabon - 0.5%
Gabonese Republic 6.375% 12/12/24 (d)		3,960,000	3,938,963
Ghana - 1.0%
Ghana Republic:
7.875% 3/26/27 (d)		1,575,000	1,638,000
8.125% 1/18/26 (d)		2,025,000	2,142,703
8.95% 3/26/51 (d)		2,085,000	2,112,366
10.75% 10/14/30 (d)		825,000	1,043,625

TOTAL GHANA			6,936,694

Guatemala - 0.1%
Guatemalan Republic 4.375% 6/5/27 (d)		475,000	490,883
Iraq - 0.3%
Republic of Iraq 5.8% 1/15/28 (Reg. S)		2,000,000	1,917,500
Ivory Coast - 0.6%
Ivory Coast:
5.875% 10/17/31 (d)	EUR	810,000	920,474
6.125% 6/15/33 (d)		1,000,000	981,563
6.375% 3/3/28 (d)		2,255,000	2,328,288

TOTAL IVORY COAST			4,230,325

Jordan - 0.6%
Jordanian Kingdom 7.375% 10/10/47 (d)		4,010,000	4,231,803
Kenya - 0.2%
Republic of Kenya:
7.25% 2/28/28 (d)		900,000	947,250
8.25% 2/28/48 (d)		300,000	314,906

TOTAL KENYA			1,262,156

Lebanon - 1.3%
Lebanese Republic:
6.375% 3/9/20		7,150,000	5,863,000
6.65% 11/3/28(Reg. S)		2,000,000	1,115,000
6.65% 2/26/30 (Reg. S)		800,000	446,000
6.85% 3/23/27		725,000	402,375
7.25% 3/23/37(Reg. S)		2,500,000	1,412,500

TOTAL LEBANON			9,238,875

Nigeria - 0.9%
Republic of Nigeria:
yield at date of purchase 13.7104% 11/28/19	NGN	275,000,000	753,344
7.143% 2/23/30 (d)		500,000	501,719
7.875% 2/16/32 (d)		1,625,000	1,675,781
9.248% 1/21/49 (d)		3,060,000	3,390,863

TOTAL NIGERIA			6,321,707

Oman - 0.9%
Sultanate of Oman:
6.5% 3/8/47 (d)		2,055,000	1,900,875
6.75% 1/17/48 (d)		5,250,000	4,918,594

TOTAL OMAN			6,819,469

Paraguay - 0.1%
Republic of Paraguay 4.7% 3/27/27 (d)		400,000	437,875
Russia - 0.3%
Ministry of Finance of the Russian Federation:
4.25% 6/23/27(Reg. S)		400,000	429,200
5.1% 3/28/35 (d)		1,000,000	1,154,000
5.25% 6/23/47(Reg. S)		800,000	956,000

TOTAL RUSSIA			2,539,200

Rwanda - 0.5%
Rwanda Republic 6.625% 5/2/23 (d)		3,575,000	3,807,375
Senegal - 0.1%
Republic of Senegal:
6.25% 5/23/33 (d)		300,000	306,656
6.75% 3/13/48 (d)		300,000	294,563

TOTAL SENEGAL			601,219

Sri Lanka - 0.2%
Democratic Socialist Republic of Sri Lanka:
6.125% 6/3/25 (d)		400,000	394,500
6.2% 5/11/27 (d)		850,000	814,672

TOTAL SRI LANKA			1,209,172

Turkey - 0.7%
Turkish Republic:
4.875% 4/16/43		250,000	199,141
5.75% 5/11/47		4,275,000	3,672,492
6.875% 3/17/36		975,000	959,461

TOTAL TURKEY			4,831,094

Ukraine - 1.3%
Ukraine Government:
7.375% 9/25/32 (d)		2,900,000	3,032,313
7.75% 9/1/21 (d)		930,000	972,315
7.75% 9/1/24 (d)		2,250,000	2,409,750
7.75% 9/1/25 (d)		550,000	589,600
7.75% 9/1/26 (d)		925,000	995,763
7.75% 9/1/27 (d)		1,350,000	1,453,275

TOTAL UKRAINE			9,453,016

United Arab Emirates - 0.1%
Emirate of Abu Dhabi 3.125% 9/30/49 (d)		500,000	481,875
United States of America - 0.0%
U.S. Treasury Bills, yield at date of purchase 1.88% to 2% 11/7/19 to 11/14/19 (h)		340,000	339,877
Venezuela - 0.1%
Venezuelan Republic 9.25% 9/15/27 (g)		6,200,000	589,000
TOTAL GOVERNMENT OBLIGATIONS
(Cost $126,468,102)			116,359,578

Preferred Securities - 0.1%
Georgia - 0.1%
Georgia Bank Joint Stock Co. 11.125% (Reg. S)(i)(j)
(Cost $760,155)		700,000	769,925
		Shares	Value

Money Market Funds - 7.0%
Fidelity Cash Central Fund 1.83% (k)		49,786,015	49,795,972
Fidelity Securities Lending Cash Central Fund 1.84% (k)(l)		360,478	360,514
TOTAL MONEY MARKET FUNDS
(Cost $50,155,845)			50,156,486
TOTAL INVESTMENT IN SECURITIES - 100.2%
(Cost $656,142,019)			719,282,647
NET OTHER ASSETS (LIABILITIES) - (0.2)%			(1,768,656)
NET ASSETS - 100%			$717,513,991

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
ICE E-mini MSCI Emerging Markets Index Contracts (United States)	85	Dec. 2019	$4,425,950	$78,617	$78,617

The notional amount of futures purchased as a percentage of Net Assets is 0.6%

Currency Abbreviations

EGP – Egyptian pound

EUR – European Monetary Unit

NGN – Nigerian naira

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Level 3 security

 (c) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,897,902 or 0.3% of net assets.

 (d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $122,451,747 or 17.1% of net assets.

 (e) Security or a portion of the security is on loan at period end.

 (f) Amount is stated in United States dollars unless otherwise noted.

 (g) Non-income producing - Security is in default.

 (h) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $237,904.

 (i) Security is perpetual in nature with no stated maturity date.

 (j) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (k) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (l) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Ant International Co. Ltd. Class C	5/16/18	$1,618,120

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$838,406
Fidelity Securities Lending Cash Central Fund	42,189
Total	$880,595

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$48,492,296	$16,772,603	$31,719,693	$--
Consumer Discretionary	85,083,009	54,262,988	30,820,021	--
Consumer Staples	32,679,500	20,059,149	12,620,351	--
Energy	35,387,806	19,619,895	15,767,911	--
Financials	120,880,952	49,093,235	71,787,717	--
Health Care	13,607,109	4,740,207	8,866,902	--
Industrials	23,492,314	12,578,248	10,914,066	--
Information Technology	78,632,803	45,118,460	33,514,343	--
Materials	39,235,858	24,800,662	14,435,196	--
Real Estate	15,971,604	4,494,535	9,574,591	1,902,478
Utilities	13,971,424	5,436,900	8,534,524	--
Corporate Bonds	44,561,983	--	44,561,983	--
Government Obligations	116,359,578	--	116,359,578	--
Preferred Securities	769,925	--	769,925	--
Money Market Funds	50,156,486	50,156,486	--	--
Total Investments in Securities:	$719,282,647	$307,133,368	$410,246,801	$1,902,478
Derivative Instruments:
Assets
Futures Contracts	$78,617	$78,617	$--	$--
Total Assets	$78,617	$78,617	$--	$--
Total Derivative Instruments:	$78,617	$78,617	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2019. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$78,617	$0
Total Equity Risk	78,617	0
Total Value of Derivatives	$78,617	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

Other Information

The composition of credit quality ratings as a percentage of Total Net Assets is as follows (Unaudited):

AAA,AA,A	0.7%
BBB	1.1%
BB	3.8%
B	10.7%
CCC,CC,C	2.8%
Not Rated	3.4%
Equities	70.7%
Short-Term Investments and Net Other Assets	6.8%
100%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Total Emerging Markets Fund

Financial Statements

Statement of Assets and Liabilities

		October 31, 2019
Assets
Investment in securities, at value (including securities loaned of $333,258) — See accompanying schedule: Unaffiliated issuers (cost $605,986,174)	$669,126,161
Fidelity Central Funds (cost $50,155,845)	50,156,486
Total Investment in Securities (cost $656,142,019)		$719,282,647
Cash		133,143
Foreign currency held at value (cost $37,494)		37,507
Receivable for investments sold		4,462,488
Receivable for fund shares sold		605,237
Dividends receivable		482,954
Interest receivable		2,630,642
Distributions receivable from Fidelity Central Funds		66,832
Prepaid expenses		1,301
Other receivables		123,954
Total assets		727,826,705
Liabilities
Payable for investments purchased	$7,607,045
Payable for fund shares redeemed	1,380,192
Accrued management fee	461,733
Distribution and service plan fees payable	41,206
Payable for daily variation margin on futures contracts	33,575
Other affiliated payables	137,453
Other payables and accrued expenses	291,015
Collateral on securities loaned	360,495
Total liabilities		10,312,714
Net Assets		$717,513,991
Net Assets consist of:
Paid in capital		$688,861,495
Total accumulated earnings (loss)		28,652,496
Net Assets		$717,513,991
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($39,958,177 ÷ 3,121,165 shares)(a)		$12.80
Maximum offering price per share (100/94.25 of $12.80)		$13.58
Class M:
Net Asset Value and redemption price per share ($8,841,401 ÷ 692,014 shares)(a)		$12.78
Maximum offering price per share (100/96.50 of $12.78)		$13.24
Class C:
Net Asset Value and offering price per share ($35,545,407 ÷ 2,806,745 shares)(a)		$12.66
Total Emerging Markets:
Net Asset Value, offering price and redemption price per share ($199,708,042 ÷ 15,559,111 shares)		$12.84
Class I:
Net Asset Value, offering price and redemption price per share ($372,285,965 ÷ 29,041,254 shares)		$12.82
Class Z:
Net Asset Value, offering price and redemption price per share ($61,174,999 ÷ 4,779,524 shares)		$12.80

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2019
Investment Income
Dividends		$12,152,114
Non-Cash dividends		4,440,936
Interest		14,026,581
Income from Fidelity Central Funds (including $42,189 from security lending)		880,595
Income before foreign taxes withheld		31,500,226
Less foreign taxes withheld		(1,370,186)
Total income		30,130,040
Expenses
Management fee	$5,377,473
Transfer agent fees	1,273,470
Distribution and service plan fees	512,951
Accounting and security lending fees	334,922
Custodian fees and expenses	373,684
Independent trustees' fees and expenses	3,826
Registration fees	154,721
Audit	116,334
Legal	2,799
Miscellaneous	5,134
Total expenses before reductions	8,155,314
Expense reductions	(42,673)
Total expenses after reductions		8,112,641
Net investment income (loss)		22,017,399
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(20,455,885)
Fidelity Central Funds	(388)
Foreign currency transactions	(202,218)
Futures contracts	418,947
Total net realized gain (loss)		(20,239,544)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	79,541,285
Fidelity Central Funds	426
Assets and liabilities in foreign currencies	10,712
Futures contracts	78,617
Total change in net unrealized appreciation (depreciation)		79,631,040
Net gain (loss)		59,391,496
Net increase (decrease) in net assets resulting from operations		$81,408,895

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2019	Year ended October 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$22,017,399	$17,099,153
Net realized gain (loss)	(20,239,544)	(28,676,433)
Change in net unrealized appreciation (depreciation)	79,631,040	(97,197,474)
Net increase (decrease) in net assets resulting from operations	81,408,895	(108,774,754)
Distributions to shareholders	(14,178,054)	(20,273,542)
Share transactions - net increase (decrease)	36,607,938	13,246,904
Redemption fees	–	23,374
Total increase (decrease) in net assets	103,838,779	(115,778,018)
Net Assets
Beginning of period	613,675,212	729,453,230
End of period	$717,513,991	$613,675,212

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Total Emerging Markets Fund Class A

Years ended October 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$11.53	$13.56	$11.33	$10.35	$11.56
Income from Investment Operations
Net investment income (loss)A	.37B	.25	.24	.26	.28
Net realized and unrealized gain (loss)	1.14	(1.94)	2.11	.96	(1.30)
Total from investment operations	1.51	(1.69)	2.35	1.22	(1.02)
Distributions from net investment income	(.24)	(.16)	(.12)	(.24)	(.17)
Distributions from net realized gain	–	(.19)	(.01)	–	(.02)
Total distributions	(.24)	(.34)C	(.13)	(.24)	(.19)
Redemption fees added to paid in capitalA	–	–D	.01	–D	–D
Net asset value, end of period	$12.80	$11.53	$13.56	$11.33	$10.35
Total ReturnE,F	13.38%	(12.77)%	21.13%	12.13%	(8.92)%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.39%	1.40%	1.47%	1.87%	1.93%
Expenses net of fee waivers, if any	1.39%	1.40%	1.47%	1.65%	1.65%
Expenses net of all reductions	1.39%	1.37%	1.46%	1.64%	1.64%
Net investment income (loss)	3.02%B	1.92%	1.97%	2.47%	2.58%
Supplemental Data
Net assets, end of period (000 omitted)	$39,958	$34,617	$42,213	$15,206	$10,164
Portfolio turnover rateI	75%	94%	59%	57%	80%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.08 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 2.37%.

 C Total distributions of $.34 per share is comprised of distributions from net investment income of $.157 and distributions from net realized gain of $.185 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Total Emerging Markets Fund Class M

Years ended October 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$11.51	$13.55	$11.33	$10.33	$11.54
Income from Investment Operations
Net investment income (loss)A	.33B	.21	.20	.23	.25
Net realized and unrealized gain (loss)	1.15	(1.93)	2.11	.97	(1.30)
Total from investment operations	1.48	(1.72)	2.31	1.20	(1.05)
Distributions from net investment income	(.21)	(.13)	(.09)	(.20)	(.14)
Distributions from net realized gain	–	(.19)	(.01)	–	(.02)
Total distributions	(.21)	(.32)	(.10)	(.20)	(.16)
Redemption fees added to paid in capitalA	–	–C	.01	–C	–C
Net asset value, end of period	$12.78	$11.51	$13.55	$11.33	$10.33
Total ReturnD,E	13.05%	(13.03)%	20.66%	11.92%	(9.18)%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.72%	1.74%	1.82%	2.22%	2.27%
Expenses net of fee waivers, if any	1.71%	1.74%	1.82%	1.90%	1.90%
Expenses net of all reductions	1.71%	1.71%	1.81%	1.90%	1.89%
Net investment income (loss)	2.69%B	1.58%	1.62%	2.22%	2.33%
Supplemental Data
Net assets, end of period (000 omitted)	$8,841	$8,519	$8,751	$3,019	$3,331
Portfolio turnover rateH	75%	94%	59%	57%	80%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.08 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 2.04%.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Total Emerging Markets Fund Class C

Years ended October 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$11.40	$13.45	$11.25	$10.25	$11.47
Income from Investment Operations
Net investment income (loss)A	.28B	.15	.15	.18	.20
Net realized and unrealized gain (loss)	1.13	(1.92)	2.11	.97	(1.30)
Total from investment operations	1.41	(1.77)	2.26	1.15	(1.10)
Distributions from net investment income	(.15)	(.09)	(.06)	(.15)	(.10)
Distributions from net realized gain	–	(.19)	(.01)	–	(.02)
Total distributions	(.15)	(.28)	(.07)	(.15)	(.12)
Redemption fees added to paid in capitalA	–	–C	.01	–C	–C
Net asset value, end of period	$12.66	$11.40	$13.45	$11.25	$10.25
Total ReturnD,E	12.54%	(13.45)%	20.29%	11.36%	(9.68)%
Ratios to Average Net AssetsF,G
Expenses before reductions	2.14%	2.14%	2.21%	2.62%	2.68%
Expenses net of fee waivers, if any	2.14%	2.14%	2.21%	2.40%	2.40%
Expenses net of all reductions	2.13%	2.12%	2.20%	2.39%	2.39%
Net investment income (loss)	2.27%B	1.18%	1.23%	1.72%	1.83%
Supplemental Data
Net assets, end of period (000 omitted)	$35,545	$37,191	$34,869	$10,710	$7,736
Portfolio turnover rateH	75%	94%	59%	57%	80%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.08 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.62%.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Total Emerging Markets Fund

Years ended October 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$11.56	$13.58	$11.34	$10.38	$11.60
Income from Investment Operations
Net investment income (loss)A	.40B	.29	.27	.28	.31
Net realized and unrealized gain (loss)	1.16	(1.95)	2.10	.97	(1.31)
Total from investment operations	1.56	(1.66)	2.37	1.25	(1.00)
Distributions from net investment income	(.28)	(.17)	(.14)	(.29)	(.20)
Distributions from net realized gain	–	(.19)	(.01)	–	(.02)
Total distributions	(.28)	(.36)	(.14)C	(.29)	(.22)
Redemption fees added to paid in capitalA	–	–D	.01	–D	–D
Net asset value, end of period	$12.84	$11.56	$13.58	$11.34	$10.38
Total ReturnE	13.80%	(12.56)%	21.37%	12.44%	(8.74)%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.14%	1.13%	1.26%	1.62%	1.72%
Expenses net of fee waivers, if any	1.14%	1.13%	1.26%	1.40%	1.40%
Expenses net of all reductions	1.14%	1.11%	1.24%	1.39%	1.39%
Net investment income (loss)	3.27%B	2.19%	2.18%	2.72%	2.83%
Supplemental Data
Net assets, end of period (000 omitted)	$199,708	$190,025	$272,002	$104,332	$37,918
Portfolio turnover rateH	75%	94%	59%	57%	80%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.08 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 2.62%.

 C Total distributions of $.14 per share is comprised of distributions from net investment income of $.135 and distributions from net realized gain of $.009 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Total Emerging Markets Fund Class I

Years ended October 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$11.55	$13.58	$11.33	$10.37	$11.59
Income from Investment Operations
Net investment income (loss)A	.41B	.29	.28	.29	.31
Net realized and unrealized gain (loss)	1.14	(1.95)	2.11	.96	(1.31)
Total from investment operations	1.55	(1.66)	2.39	1.25	(1.00)
Distributions from net investment income	(.28)	(.19)	(.14)	(.29)	(.20)
Distributions from net realized gain	–	(.19)	(.01)	–	(.02)
Total distributions	(.28)	(.37)C	(.15)	(.29)	(.22)
Redemption fees added to paid in capitalA	–	–D	.01	–D	–D
Net asset value, end of period	$12.82	$11.55	$13.58	$11.33	$10.37
Total ReturnE	13.77%	(12.56)%	21.51%	12.48%	(8.74)%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.11%	1.12%	1.19%	1.54%	1.58%
Expenses net of fee waivers, if any	1.10%	1.12%	1.19%	1.40%	1.40%
Expenses net of all reductions	1.10%	1.10%	1.17%	1.39%	1.39%
Net investment income (loss)	3.30%B	2.20%	2.25%	2.72%	2.83%
Supplemental Data
Net assets, end of period (000 omitted)	$372,286	$341,720	$371,617	$21,099	$6,343
Portfolio turnover rateH	75%	94%	59%	57%	80%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.08 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 2.65%.

 C Total distributions of $.37 per share is comprised of distributions from net investment income of $.185 and distributions from net realized gain of $.185 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Total Emerging Markets Fund Class Z

Years ended October 31,	2019	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$11.55	$12.17
Income from Investment Operations
Net investment income (loss)B	.43C	.01
Net realized and unrealized gain (loss)	1.13	(.63)
Total from investment operations	1.56	(.62)
Distributions from net investment income	(.31)	–
Distributions from net realized gain	–	–
Total distributions	(.31)	–
Net asset value, end of period	$12.80	$11.55
Total ReturnD,E	13.85%	(5.09)%
Ratios to Average Net AssetsF,G
Expenses before reductions	.98%	1.07%H
Expenses net of fee waivers, if any	.97%	1.04%H
Expenses net of all reductions	.97%	1.02%H
Net investment income (loss)	3.43%C	1.51%H
Supplemental Data
Net assets, end of period (000 omitted)	$61,175	$1,603
Portfolio turnover rateI	75%	94%

 A For the period October 2, 2018 (commencement of sale of shares) to October 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.08 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 2.79%.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2019

1. Organization.

Fidelity Total Emerging Markets Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Total Emerging Markets, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Effective March 1, 2019, Class C shares will automatically convert to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, foreign government and government agency obligations and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2019 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Non-cash dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2019, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, market discount, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$101,287,320
Gross unrealized depreciation	(42,836,958)
Net unrealized appreciation (depreciation)	$58,450,362
Tax Cost	$660,832,285

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$16,979,752
Capital loss carryforward	$(46,760,427)
Net unrealized appreciation (depreciation) on securities and other investments	$58,433,172

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(34,614,684)
Long-term	(12,145,743)
Total capital loss carryforward	$(46,760,427)

The tax character of distributions paid was as follows:

	October 31, 2019	October 31, 2018
Ordinary Income	$14,178,054	$ 16,040,300
Long-term Capital Gains	–	4,233,242
Total	$14,178,054	$ 20,273,542

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $496,166,894 and $461,432,171, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .55% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .79% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$95,154	$3,262
Class M	.25%	.25%	43,692	153
Class C	.75%	.25%	374,105	65,099
			$512,951	$68,514

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$15,801
Class M	1,648
Class C(a)	3,934
$21,383

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$81,188.21
Class M	25,091.29
Class C	77,725.21
Total Emerging Markets	427,991.21
Class I	647,363.18
Class Z	14,112.05
	$1,273,470

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Prior to April 1, 2019, FSC had a separate agreement with the Fund for administration of the security lending program, based on the number and duration of lending transactions. For the period, the total fees paid for accounting and administration of securities lending were equivalent to an annual rate of .05%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $3,127 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $3,952.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,794 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. For equity securities, lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Total fees paid by the Fund to NFS, as lending agent, amounted to $2,409. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. During the period, there were no securities loaned to NFS.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $22,232 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $4,441 and a portion of class-level operating expenses as follows:

Amount
Class A	$870
Class M	203
Class C	919
Total Emerging Markets	4,770
Class I	8,600
Class Z	638
$16,000

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2019	Year ended October 31, 2018
Distributions to shareholders
Class A	$714,243	$1,173,252
Class M	150,122	134,477
Class C	488,821	782,198
Total Emerging Markets	4,522,488	7,266,702
Class I	8,203,674	10,916,913
Class Z	98,706	–
Total	$14,178,054	$20,273,542

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2019	Year ended October 31, 2018(a)	Year ended October 31, 2019	Year ended October 31, 2018(a)
Class A
Shares sold	870,630	1,859,563	$10,684,591	$25,085,167
Reinvestment of distributions	62,554	88,408	711,236	1,166,980
Shares redeemed	(814,970)	(2,058,546)	(9,912,774)	(26,793,915)
Net increase (decrease)	118,214	(110,575)	$1,483,053	$(541,768)
Class M
Shares sold	115,630	275,701	$1,417,602	$3,701,993
Reinvestment of distributions	13,182	15,634	150,011	206,523
Shares redeemed	(177,172)	(196,678)	(2,146,741)	(2,571,520)
Net increase (decrease)	(48,360)	94,657	$(579,128)	$1,336,996
Class C
Shares sold	408,329	1,470,832	$4,955,307	$19,647,127
Reinvestment of distributions	43,111	59,490	488,019	781,699
Shares redeemed	(907,103)	(861,075)	(11,027,167)	(10,881,951)
Net increase (decrease)	(455,663)	669,247	$(5,583,841)	$9,546,875
Total Emerging Markets
Shares sold	5,906,657	8,907,832	$73,141,302	$120,823,803
Reinvestment of distributions	380,480	522,036	4,329,863	6,896,099
Shares redeemed	(7,159,495)	(13,024,202)	(87,489,558)	(167,212,962)
Net increase (decrease)	(872,358)	(3,594,334)	$(10,018,393)	$(39,493,060)
Class I
Shares sold	14,032,906	17,527,189	$171,476,090	$232,099,188
Reinvestment of distributions	691,717	792,863	7,857,900	10,457,863
Shares redeemed	(15,271,905)	(16,103,644)	(184,876,207)	(201,759,709)
Net increase (decrease)	(547,282)	2,216,408	$(5,542,217)	$40,797,342
Class Z
Shares sold	5,339,852	139,605	$65,470,267	$1,609,269
Reinvestment of distributions	7,811	–	88,498	–
Shares redeemed	(706,986)	(758)	(8,710,301)	(8,750)
Net increase (decrease)	4,640,677	138,847	$56,848,464	$1,600,519

 (a) Share transactions for Class Z are for the period October 2, 2018 (commencement of sale of shares) to October 31, 2019

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Investment Trust and the Shareholders of Fidelity Emerging Markets Discovery Fund and Fidelity Total Emerging Markets Fund:

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Fidelity Emerging Markets Discovery Fund and Fidelity Total Emerging Markets Fund (two of the funds constituting Fidelity Investment Trust, hereafter collectively referred to as the “Funds”) as of October 31, 2019, the related statements of operations for the year ended October 31, 2019, the statements of changes in net assets for each of the two years in the period ended October 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2019 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian, issuers of privately offered securities and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 13, 2019

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 298 funds. Mr. Chiel oversees 171 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair (2018-present) and Member (2013-present) of the Board of Governors, State University System of Florida and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present) and as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), a Director of Fortune Brands, Inc. (consumer products, 2000-2011), and a member of the Board of Trustees of the University of Florida (2013-2018).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a Director of Andeavor Logistics LP (natural resources logistics, 2015-2018), a Director of Post Oak Bank (privately-held bank, 2004-2018), a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), an Advisory Director of Riverstone Holdings (private investment), a Director of Spinnaker Exploration Company (exploration and production, 2001-2005) and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Executive Vice President of Fidelity SelectCo, LLC (2019-present), Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Executive Vice President of Fidelity SelectCo, LLC (2019-present), Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as Secretary and CLO of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2019-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2019 to October 31, 2019).

Actual Expenses

The first line of the accompanying table for each Class of each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a Class of the fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each Class of each fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Expenses Paid During Period-B May 1, 2019 to October 31, 2019
Fidelity Emerging Markets Discovery Fund
Class A	1.52%
Actual		$1,000.00	$1,007.40	$7.69
Hypothetical-C		$1,000.00	$1,017.54	$7.73
Class M	1.83%
Actual		$1,000.00	$1,005.90	$9.25
Hypothetical-C		$1,000.00	$1,015.98	$9.30
Class C	2.30%
Actual		$1,000.00	$1,003.80	$11.62
Hypothetical-C		$1,000.00	$1,013.61	$11.67
Emerging Markets Discovery	1.22%
Actual		$1,000.00	$1,008.80	$6.18
Hypothetical-C		$1,000.00	$1,019.06	$6.21
Class I	1.21%
Actual		$1,000.00	$1,009.50	$6.13
Hypothetical-C		$1,000.00	$1,019.11	$6.16
Class Z	1.11%
Actual		$1,000.00	$1,010.30	$5.62
Hypothetical-C		$1,000.00	$1,019.61	$5.65
Fidelity Total Emerging Markets Fund
Class A	1.38%
Actual		$1,000.00	$1,004.70	$6.97
Hypothetical-C		$1,000.00	$1,018.25	$7.02
Class M	1.70%
Actual		$1,000.00	$1,003.10	$8.58
Hypothetical-C		$1,000.00	$1,016.64	$8.64
Class C	2.12%
Actual		$1,000.00	$1,000.80	$10.69
Hypothetical-C		$1,000.00	$1,014.52	$10.76
Total Emerging Markets	1.14%
Actual		$1,000.00	$1,006.30	$5.76
Hypothetical-C		$1,000.00	$1,019.46	$5.80
Class I	1.10%
Actual		$1,000.00	$1,006.30	$5.56
Hypothetical-C		$1,000.00	$1,019.66	$5.60
Class Z	.99%
Actual		$1,000.00	$1,007.10	$5.01
Hypothetical-C		$1,000.00	$1,020.21	$5.04

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

	Class A	Class M	Class C	Retail Class	Class I	Class Z
Fidelity Emerging Markets Discovery Fund
December 14, 2018	100%	100%	100%	100%	100%	100%
Fidelity Total Emerging Markets Fund
December 14, 2018	69%	80%	100%	61%	60%	55%

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity Emerging Markets Discovery Fund
Class A	12/17/18	$0.2361	$0.0481
Class M	12/17/18	$0.1541	$0.0481
Class C	12/17/18	$0.1071	$0.0481
Emerging Markets Discovery	12/17/18	$0.2781	$0.0481
Class I	12/17/18	$0.2741	$0.0481
Class Z	12/17/18	$0.3121	$0.0481
Fidelity Total Emerging Markets Fund
Class A	12/17/18	$0.2697	$0.0277
Class M	12/17/18	$0.2347	$0.0277
Class C	12/17/18	$0.1797	$0.0277
Total Emerging Markets	12/17/18	$0.3067	$0.0277
Class I	12/17/18	$0.3117	$0.0277
Class Z	12/17/18	$0.3377	$0.0277

The funds will notify shareholders in January 2020 of amounts for use in preparing 2019 income tax returns.

EMD-TEK-ANN-1219
1.931237.107

Fidelity® Emerging Europe, Middle East, Africa (EMEA) Fund

Annual Report

October 31, 2019

Includes Fidelity and Fidelity Advisor share classes

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2019	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	8.59%	2.51%	4.28%
Class M (incl. 3.50% sales charge)	10.98%	2.70%	4.24%
Class C (incl. contingent deferred sales charge)	13.37%	2.94%	4.09%
Fidelity® Emerging Europe, Middle East, Africa (EMEA) Fund	15.68%	4.00%	5.16%
Class I	15.45%	4.05%	5.23%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Emerging Europe, Middle East, Africa (EMEA) Fund, a class of the fund, on October 31, 2009.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EM (Emerging Markets) Europe, Middle East and Africa Index performed over the same period.

Period Ending Values
$16,539	Fidelity® Emerging Europe, Middle East, Africa (EMEA) Fund
$11,295	MSCI EM (Emerging Markets) Europe, Middle East and Africa Index

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index gained 11.47% for the 12 months ending October 31, 2019, as international stocks reflected a confluence of factors, including escalating trade tension, moderating but still positive global economic growth and uncertainty about the U.K.’s planned “Brexit” from the European Union. In late December, the U.S. Federal Reserve shifted from raising interest rates to a more dovish policy in 2019, joining many foreign central banks that had cut policy rates. In June, international stocks rose 6.03%, as policy stimulus in China stabilized that country’s economic growth. The Fed cut its policy rate in July for the first time since 2008. However, the index returned -1.21% for the month, followed by -3.08% in August. In September, the Fed cut its policy rate another quarter point, citing concerns about slowing economic growth and muted inflation, and did the same in October, leading to monthly gains of 2.59% and 3.49%, respectively. For the full 12 months, the growth-oriented information technology sector (+22%) led the way, followed by utilities (+20%) and real estate (+18%), two high-dividend-yielding categories. Consumer discretionary gained 16%. Conversely, energy was roughly flat, while materials (+6%) and communication services (7%) also lagged. By region, Asia Pacific ex Japan (+16%), Europe ex U.K (+13%), Canada (+12%) and emerging markets (+12%) fared best. Meanwhile, the U.K. (+7%) and Japan (+10%) trailed the broader market.

Comments from Portfolio Manager Adam Kutas:  For the fiscal year, the fund's share classes (excluding sales charges, if applicable) gained roughly 14% to 16%, handily outpacing the 11.25% result of the benchmark MSCI EM (Emerging Markets) Europe, Middle East and Africa Index. Versus the benchmark, stock picking in the financials, energy and materials sectors notably contributed. In energy, an overweighting in natural gas company Gazprom, based in Russia, gained about 81% and was the top individual contributor. The stock was buoyed by Gazprom's announcement of an increase in its dividend, as well as greater company transparency and its adoption of globally accepted International Financial Reporting Standards. In materials, shares of South African companies DRDGOLD (+104%) and Anglo American Platinum (+132%) lifted the fund's relative result. DRDGOLD was a non-benchmark holding. In financials, avoiding benchmark component Qatar National Bank helped relative performance. Conversely, stock selection in the retailing segment of the consumer discretionary sector hurt most versus the benchmark. Underweighting strong-performing South African multinational internet and media firm Naspers was the biggest individual detractor. Lastly, it hurt to own a non-benchmark stake in Nampak (-47%), a maker of cans for beverages.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2019
South Africa	33.2%
Russia	31.1%
Saudi Arabia	11.7%
United Arab Emirates	5.4%
Greece	3.4%
Romania	2.3%
Egypt	2.1%
Hungary	2.0%
Poland	1.5%
Other*	7.3%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2019

% of fund's net assets
Stocks	99.6
Short-Term Investments and Net Other Assets (Liabilities)	0.4

Top Ten Stocks as of October 31, 2019

% of fund's net assets
Gazprom OAO (Russia, Oil, Gas & Consumable Fuels)	7.1
Lukoil PJSC sponsored ADR (Russia, Oil, Gas & Consumable Fuels)	6.0
Sberbank of Russia (Russia, Banks)	5.8
NOVATEK OAO (Russia, Oil, Gas & Consumable Fuels)	4.0
Standard Bank Group Ltd. (South Africa, Banks)	3.8
Tatneft PAO (Russia, Oil, Gas & Consumable Fuels)	3.7
Al Rajhi Bank (Saudi Arabia, Banks)	3.5
MMC Norilsk Nickel PJSC (Russia, Metals & Mining)	3.1
Naspers Ltd. Class N (South Africa, Internet & Direct Marketing Retail)	2.6
PSG Group Ltd. (South Africa, Diversified Financial Services)	2.4
42.0

Top Market Sectors as of October 31, 2019

% of fund's net assets
Financials	35.8
Energy	21.3
Materials	14.6
Consumer Staples	10.2
Consumer Discretionary	10.2
Industrials	2.7
Real Estate	2.1
Communication Services	1.8
Health Care	0.9

Market Sectors may include more than one industry category.
The Fund may invest up to 35% of its total assets in any industry that represents more than 20% of the emerging Europe, Middle East and Africa market. As of October 31, 2019, 26.2% of the Fund's total assets were invested in the Banks industry, which accounts for more than 20% of the emerging Europe, Middle East and Africa market.

Schedule of Investments October 31, 2019

Showing Percentage of Net Assets

Common Stocks - 97.5%
	Shares	Value
Bermuda - 0.4%
Central European Media Enterprises Ltd. Class A (a)	104,000	$466,440
Canada - 0.4%
SEMAFO, Inc. (a)	130,000	419,482
Egypt - 2.1%
Commercial International Bank SAE	279,800	1,404,201
EFG-Hermes Holding SAE	711,000	836,989

TOTAL EGYPT		2,241,190

Finland - 0.1%
Olvi PLC (A Shares)	3,476	147,512
Greece - 3.4%
EFG Eurobank Ergasias SA (a)	1,764,200	1,786,592
Fourlis Holdings SA	132,900	800,406
Jumbo SA	26,536	517,923
Sarantis SA	55,600	491,125

TOTAL GREECE		3,596,046

Hungary - 2.0%
OTP Bank PLC	47,800	2,201,734
Kazakhstan - 0.5%
JSC Halyk Bank of Kazakhstan GDR	44,400	592,740
Kenya - 1.2%
Equity Group Holdings Ltd.	500,000	225,073
KCB Group Ltd.	650,000	325,629
Safaricom Ltd.	2,717,744	782,700

TOTAL KENYA		1,333,402

Kuwait - 0.7%
Mobile Telecommunication Co.	401,100	746,940
Netherlands - 1.3%
X5 Retail Group NV GDR (Reg. S)	41,300	1,381,898
Nigeria - 1.3%
Dangote Cement PLC	1,188,263	490,066
Guaranty Trust Bank PLC	5,263,598	361,804
Nigerian Breweries PLC	4,039,322	557,532

TOTAL NIGERIA		1,409,402

Poland - 1.5%
Globe Trade Centre SA	229,100	567,256
LPP SA	471	1,005,328

TOTAL POLAND		1,572,584

Qatar - 0.5%
Qatar Gas Transport Co. Ltd. (Nakilat) (a)	720,200	488,573
Romania - 2.3%
Banca Transilvania SA	1,635,830	913,754
BRD-Groupe Societe Generale	453,735	1,512,184

TOTAL ROMANIA		2,425,938

Russia - 29.0%
Alrosa Co. Ltd.	777,700	903,683
Gazprom OAO	1,883,413	7,640,360
Lukoil PJSC	20,900	1,930,800
Lukoil PJSC sponsored ADR	49,395	4,542,364
MMC Norilsk Nickel PJSC	11,800	3,291,799
NOVATEK OAO	203,300	4,311,872
Polyus PJSC	4,300	500,865
Sberbank of Russia	1,701,850	6,237,129
Tatneft PAO	148,000	1,726,907

TOTAL RUSSIA		31,085,779

Saudi Arabia - 11.7%
Abdullah Al Othaim Markets Co.	46,000	848,785
Al Rajhi Bank	234,430	3,775,584
Bupa Arabia for Cooperative Insurance Co.	31,700	907,815
Mouwasat Medical Services Co.	42,200	922,700
National Commercial Bank	203,100	2,355,772
SABIC	91,500	2,139,709
Saudi Co. for Hardware CJSC	52,550	802,900
United International Transportation Co.	83,584	768,911

TOTAL SAUDI ARABIA		12,522,176

South Africa - 33.2%
Anglo American Platinum Ltd.	13,900	1,037,342
AngloGold Ashanti Ltd.	111,600	2,468,403
AVI Ltd.	170,300	976,234
Barloworld Ltd.	85,200	680,111
Cashbuild Ltd.	53,700	781,840
City Lodge Hotels Ltd.	113,200	598,644
Clicks Group Ltd.	126,583	2,058,937
Distell Group Holdings Ltd.	59,000	523,837
DRDGOLD Ltd.	3,652,614	1,863,219
FirstRand Ltd.	549,600	2,375,095
Imperial Holdings Ltd.	201,300	755,350
KAP Industrial Holdings Ltd.	2,325,800	715,725
Massmart Holdings Ltd.	195,000	553,622
Motus Holdings Ltd.	140,800	667,916
Mr Price Group Ltd.	154,100	1,629,673
Nampak Ltd. (a)	1,172,200	622,929
Naspers Ltd. Class N	19,503	2,759,843
Pretoria Portland Cement Co. Ltd. (a)	1,492,249	380,210
PSG Group Ltd.	167,100	2,611,473
Sanlam Ltd.	452,400	2,382,282
Sasol Ltd.	69,800	1,265,382
Shoprite Holdings Ltd.	196,700	1,762,691
Spar Group Ltd.	117,100	1,573,397
Standard Bank Group Ltd.	350,886	4,028,205
Steinhoff Africa Retail Ltd. (b)	422,300	462,530

TOTAL SOUTH AFRICA		35,534,890

United Arab Emirates - 5.4%
Abu Dhabi National Oil Co. for Distribution PJSC	1,146,531	817,892
Aldar Properties PJSC (a)	2,627,968	1,681,499
Dubai Financial Market PJSC (a)	3,226,102	779,131
National Bank of Abu Dhabi PJSC	598,240	2,479,127

TOTAL UNITED ARAB EMIRATES		5,757,649

United Kingdom - 0.5%
Georgia Capital PLC (a)	40,000	504,150
TOTAL COMMON STOCKS
(Cost $84,040,284)		104,428,525

Nonconvertible Preferred Stocks - 2.1%
Russia - 2.1%
Tatneft PAO
(Cost $691,633)	219,400	2,254,819

Money Market Funds - 0.5%
Fidelity Cash Central Fund 1.83% (c)
(Cost $589,015)	588,897	589,015
TOTAL INVESTMENT IN SECURITIES - 100.1%
(Cost $85,320,932)		107,272,359
NET OTHER ASSETS (LIABILITIES) - (0.1)%		(141,887)
NET ASSETS - 100%		$107,130,472

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $462,530 or 0.4% of net assets.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$24,156
Total	$24,156

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$1,996,080	$1,996,080	$--	$--
Consumer Discretionary	10,844,895	8,085,052	2,759,843	--
Consumer Staples	10,875,570	10,875,570	--	--
Energy	22,895,695	13,324,535	9,571,160	--
Financials	38,596,463	32,359,334	6,237,129	--
Health Care	922,700	922,700	--	--
Industrials	2,920,097	2,920,097	--	--
Materials	15,383,089	9,786,085	5,597,004	--
Real Estate	2,248,755	2,248,755	--	--
Money Market Funds	589,015	589,015	--	--
Total Investments in Securities:	$107,272,359	$83,107,223	$24,165,136	$--

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2019
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $84,731,917)	$106,683,344
Fidelity Central Funds (cost $589,015)	589,015
Total Investment in Securities (cost $85,320,932)		$107,272,359
Foreign currency held at value (cost $460,906)		461,553
Receivable for investments sold		910,787
Receivable for fund shares sold		21,178
Dividends receivable		91,794
Interest receivable		927
Distributions receivable from Fidelity Central Funds		1,260
Prepaid expenses		196
Other receivables		2,254
Total assets		108,762,308
Liabilities
Payable to custodian bank	$412,458
Payable for investments purchased	935,502
Payable for fund shares redeemed	86,329
Accrued management fee	68,993
Distribution and service plan fees payable	4,049
Other affiliated payables	25,929
Other payables and accrued expenses	98,576
Total liabilities		1,631,836
Net Assets		$107,130,472
Net Assets consist of:
Paid in capital		$93,616,813
Total accumulated earnings (loss)		13,513,659
Net Assets		$107,130,472
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($5,497,177 ÷ 549,026 shares)(a)		$10.01
Maximum offering price per share (100/94.25 of $10.01)		$10.62
Class M:
Net Asset Value and redemption price per share ($2,272,369 ÷ 228,240 shares)(a)		$9.96
Maximum offering price per share (100/96.50 of $9.96)		$10.32
Class C:
Net Asset Value and offering price per share ($2,424,219 ÷ 243,484 shares)(a)		$9.96
Emerging Europe, Middle East, Africa (EMEA):
Net Asset Value, offering price and redemption price per share ($74,521,961 ÷ 7,432,804 shares)		$10.03
Class I:
Net Asset Value, offering price and redemption price per share ($22,414,746 ÷ 2,240,506 shares)		$10.00

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2019
Investment Income
Dividends		$5,069,721
Non-Cash dividends		2,192,562
Income from Fidelity Central Funds		24,156
Income before foreign taxes withheld		7,286,439
Less foreign taxes withheld		(688,854)
Total income		6,597,585
Expenses
Management fee	$851,430
Transfer agent fees	273,187
Distribution and service plan fees	50,864
Accounting fees and expenses	56,002
Custodian fees and expenses	102,150
Independent trustees' fees and expenses	605
Registration fees	76,900
Audit	68,017
Legal	227
Miscellaneous	621
Total expenses before reductions	1,480,003
Expense reductions	(16,677)
Total expenses after reductions		1,463,326
Net investment income (loss)		5,134,259
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	3,216,438
Foreign currency transactions	(59,637)
Total net realized gain (loss)		3,156,801
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	6,952,051
Assets and liabilities in foreign currencies	10,290
Total change in net unrealized appreciation (depreciation)		6,962,341
Net gain (loss)		10,119,142
Net increase (decrease) in net assets resulting from operations		$15,253,401

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2019	Year ended October 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$5,134,259	$2,935,717
Net realized gain (loss)	3,156,801	2,339,332
Change in net unrealized appreciation (depreciation)	6,962,341	(10,853,464)
Net increase (decrease) in net assets resulting from operations	15,253,401	(5,578,415)
Distributions to shareholders	(2,353,924)	(1,645,681)
Share transactions - net increase (decrease)	(3,268,959)	5,076,428
Redemption fees	–	823
Total increase (decrease) in net assets	9,630,518	(2,146,845)
Net Assets
Beginning of period	97,499,954	99,646,799
End of period	$107,130,472	$97,499,954

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund Class A

Years ended October 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$8.87	$9.39	$8.13	$7.49	$9.04
Income from Investment Operations
Net investment income (loss)A	.43B	.25	.12	.14	.12
Net realized and unrealized gain (loss)	.90	(.63)	1.22	.61	(1.50)
Total from investment operations	1.33	(.38)	1.34	.75	(1.38)
Distributions from net investment income	(.18)	(.13)	(.09)	(.11)	(.14)
Distributions from net realized gain	–C	(.01)	–	–	(.04)
Total distributions	(.19)D	(.14)	(.09)	(.11)	(.17)E
Redemption fees added to paid in capitalA	–	–C	.01	–C	–C
Net asset value, end of period	$10.01	$8.87	$9.39	$8.13	$7.49
Total ReturnF,G	15.21%	(4.17)%	16.69%	10.22%	(15.42)%
Ratios to Average Net AssetsH,I
Expenses before reductions	1.57%	1.59%	1.63%	1.69%	1.61%
Expenses net of fee waivers, if any	1.57%	1.59%	1.62%	1.65%	1.61%
Expenses net of all reductions	1.56%	1.57%	1.61%	1.64%	1.60%
Net investment income (loss)	4.54%B	2.49%	1.41%	1.90%	1.51%
Supplemental Data
Net assets, end of period (000 omitted)	$5,497	$5,034	$5,538	$7,867	$5,788
Portfolio turnover rateJ	49%	39%	47%	54%	50%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.19 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 2.51%.

 C Amount represents less than $.005 per share.

 D Total distributions of $.19 per share is comprised of distributions from net investment income of $.184 and distributions from net realized gain of $.003 per share.

 E Total distributions of $.17 per share is comprised of distributions from net investment income of $.135 and distributions from net realized gain of $.039 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the sales charges.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund Class M

Years ended October 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$8.82	$9.35	$8.10	$7.44	$9.01
Income from Investment Operations
Net investment income (loss)A	.40B	.22	.10	.12	.10
Net realized and unrealized gain (loss)	.90	(.63)	1.21	.61	(1.51)
Total from investment operations	1.30	(.41)	1.31	.73	(1.41)
Distributions from net investment income	(.16)	(.11)	(.07)	(.07)	(.13)
Distributions from net realized gain	–C	(.01)	–	–	(.04)
Total distributions	(.16)	(.12)	(.07)	(.07)	(.16)D
Redemption fees added to paid in capitalA	–	–C	.01	–C	–C
Net asset value, end of period	$9.96	$8.82	$9.35	$8.10	$7.44
Total ReturnE,F	15.00%	(4.51)%	16.40%	9.98%	(15.80)%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.89%	1.92%	1.95%	2.00%	1.92%
Expenses net of fee waivers, if any	1.88%	1.90%	1.90%	1.90%	1.90%
Expenses net of all reductions	1.87%	1.88%	1.88%	1.89%	1.89%
Net investment income (loss)	4.23%B	2.18%	1.14%	1.65%	1.22%
Supplemental Data
Net assets, end of period (000 omitted)	$2,272	$2,153	$2,490	$2,580	$2,003
Portfolio turnover rateI	49%	39%	47%	54%	50%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.19 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 2.20%.

 C Amount represents less than $.005 per share.

 D Total distributions of $.16 per share is comprised of distributions from net investment income of $.125 and distributions from net realized gain of $.039 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund Class C

Years ended October 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$8.80	$9.30	$8.06	$7.39	$8.93
Income from Investment Operations
Net investment income (loss)A	.36B	.17	.06	.09	.06
Net realized and unrealized gain (loss)	.89	(.62)	1.20	.60	(1.48)
Total from investment operations	1.25	(.45)	1.26	.69	(1.42)
Distributions from net investment income	(.09)	(.04)	(.03)	(.02)	(.08)
Distributions from net realized gain	–C	(.01)	–	–	(.04)
Total distributions	(.09)	(.05)	(.03)	(.02)	(.12)
Redemption fees added to paid in capitalA	–	–C	.01	–C	–C
Net asset value, end of period	$9.96	$8.80	$9.30	$8.06	$7.39
Total ReturnD,E	14.37%	(4.92)%	15.85%	9.33%	(16.08)%
Ratios to Average Net AssetsF,G
Expenses before reductions	2.37%	2.38%	2.42%	2.47%	2.41%
Expenses net of fee waivers, if any	2.37%	2.38%	2.39%	2.40%	2.40%
Expenses net of all reductions	2.35%	2.37%	2.37%	2.39%	2.39%
Net investment income (loss)	3.75%B	1.69%	.65%	1.15%	.72%
Supplemental Data
Net assets, end of period (000 omitted)	$2,424	$2,845	$4,336	$6,269	$4,104
Portfolio turnover rateH	49%	39%	47%	54%	50%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.19 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.72%.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund

Years ended October 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$8.88	$9.41	$8.14	$7.50	$9.08
Income from Investment Operations
Net investment income (loss)A	.46B	.27	.15	.16	.14
Net realized and unrealized gain (loss)	.91	(.63)	1.21	.61	(1.51)
Total from investment operations	1.37	(.36)	1.36	.77	(1.37)
Distributions from net investment income	(.21)	(.16)	(.10)	(.13)	(.17)
Distributions from net realized gain	–C	(.01)	–	–	(.04)
Total distributions	(.22)D	(.17)	(.10)	(.13)	(.21)
Redemption fees added to paid in capitalA	–	–C	.01	–C	–C
Net asset value, end of period	$10.03	$8.88	$9.41	$8.14	$7.50
Total ReturnE	15.68%	(4.00)%	17.04%	10.54%	(15.33)%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.31%	1.34%	1.38%	1.46%	1.39%
Expenses net of fee waivers, if any	1.31%	1.34%	1.38%	1.40%	1.38%
Expenses net of all reductions	1.30%	1.32%	1.37%	1.39%	1.38%
Net investment income (loss)	4.80%B	2.74%	1.66%	2.15%	1.74%
Supplemental Data
Net assets, end of period (000 omitted)	$74,522	$82,387	$80,392	$76,193	$67,521
Portfolio turnover rateH	49%	39%	47%	54%	50%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.19 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 2.77%.

 C Amount represents less than $.005 per share.

 D Total distributions of $.22 per share is comprised of distributions from net investment income of $.213 and distributions from net realized gain of $.003 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund Class I

Years ended October 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$8.88	$9.40	$8.14	$7.50	$9.08
Income from Investment Operations
Net investment income (loss)A	.45B	.28	.16	.17	.15
Net realized and unrealized gain (loss)	.90	(.62)	1.20	.61	(1.51)
Total from investment operations	1.35	(.34)	1.36	.78	(1.36)
Distributions from net investment income	(.22)	(.17)	(.11)	(.14)	(.18)
Distributions from net realized gain	–C	(.01)	–	–	(.04)
Total distributions	(.23)D	(.18)	(.11)	(.14)	(.22)
Redemption fees added to paid in capitalA	–	–C	.01	–C	–C
Net asset value, end of period	$10.00	$8.88	$9.40	$8.14	$7.50
Total ReturnE	15.45%	(3.80)%	17.01%	10.69%	(15.23)%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.36%	1.24%	1.27%	1.31%	1.25%
Expenses net of fee waivers, if any	1.36%	1.24%	1.27%	1.31%	1.25%
Expenses net of all reductions	1.34%	1.23%	1.26%	1.30%	1.24%
Net investment income (loss)	4.76%B	2.83%	1.77%	2.24%	1.88%
Supplemental Data
Net assets, end of period (000 omitted)	$22,415	$5,080	$6,891	$5,807	$3,478
Portfolio turnover rateH	49%	39%	47%	54%	50%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.19 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 2.73%.

 C Amount represents less than $.005 per share.

 D Total distributions of $.23 per share is comprised of distributions from net investment income of $.222 and distributions from net realized gain of $.003 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2019

1. Organization.

Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund (the Fund) is a non-diversified fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Emerging Europe, Middle East, Africa (EMEA), and Class I shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Effective March 1, 2019, Class C shares will automatically convert to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2019 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Non-cash dividends" and the impact of these dividends is presented in the Financial Highlights. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2019, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), certain foreign taxes, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$30,825,448
Gross unrealized depreciation	(9,039,930)
Net unrealized appreciation (depreciation)	$21,785,518
Tax Cost	$85,486,841

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$4,512,853
Capital loss carryforward	$(12,606,406)
Net unrealized appreciation (depreciation) on securities and other investments	$21,793,562

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(4,552,185)
Long-term	(8,054,221)
Total no expiration	$(12,606,406)

The tax character of distributions paid was as follows:

	October 31, 2019	October 31, 2018
Ordinary Income	$2,353,924	$ 1,645,681

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $52,078,895 and $51,709,822, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .55% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .79% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$13,193	$146
Class M	.25%	.25%	11,166	228
Class C	.75%	.25%	26,505	1,914
			$50,864	$2,288

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$1,913
Class M	523
Class C(a)	41
$2,477

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$13,503.26
Class M	7,059.32
Class C	7,903.30
Emerging Europe, Middle East, Africa (EMEA)	209,749.24
Class I	34,973.29
	$273,187

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month. For the period, the fees were equivalent to an annual rate of .05%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $74 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $286 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $15,873 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $804.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2019	Year ended October 31, 2018
Distributions to shareholders
Class A	$99,906	$80,590
Class M	40,149	31,578
Class C	29,829	21,185
Emerging Europe, Middle East, Africa (EMEA)	1,999,708	1,390,507
Class I	184,332	121,821
Total	$2,353,924	$1,645,681

9. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2019	Year ended October 31, 2018	Year ended October 31, 2019	Year ended October 31, 2018
Class A
Shares sold	83,951	177,927	$792,142	$1,897,467
Reinvestment of distributions	11,024	8,201	98,665	78,321
Shares redeemed	(113,793)	(208,116)	(1,083,165)	(2,037,720)
Net increase (decrease)	(18,818)	(21,988)	$(192,358)	$(61,932)
Class M
Shares sold	18,323	44,576	$172,236	$452,127
Reinvestment of distributions	4,497	3,314	40,115	31,578
Shares redeemed	(38,654)	(70,074)	(363,904)	(697,760)
Net increase (decrease)	(15,834)	(22,184)	$(151,553)	$(214,055)
Class C
Shares sold	16,370	63,115	$153,563	$657,000
Reinvestment of distributions	2,996	2,063	26,845	19,680
Shares redeemed	(99,392)	(207,873)	(928,396)	(2,030,610)
Net increase (decrease)	(80,026)	(142,695)	$(747,988)	$(1,353,930)
Emerging Europe, Middle East, Africa (EMEA)
Shares sold	2,923,695	5,006,638	$27,670,486	$50,740,861
Reinvestment of distributions	208,558	134,990	1,864,507	1,287,802
Shares redeemed	(4,975,055)	(4,409,321)	(47,144,605)	(43,865,965)
Net increase (decrease)	(1,842,802)	732,307	$(17,609,612)	$8,162,698
Class I
Shares sold	2,259,653	579,144	$21,094,519	$6,006,521
Reinvestment of distributions	16,413	11,175	146,566	106,495
Shares redeemed	(607,935)	(750,732)	(5,808,533)	(7,569,369)
Net increase (decrease)	1,668,131	(160,413)	$15,432,552	$(1,456,353)

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund (the “Fund”), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2019, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 12, 2019

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 298 funds. Mr. Chiel oversees 171 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair (2018-present) and Member (2013-present) of the Board of Governors, State University System of Florida and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present) and as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), a Director of Fortune Brands, Inc. (consumer products, 2000-2011), and a member of the Board of Trustees of the University of Florida (2013-2018).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a Director of Andeavor Logistics LP (natural resources logistics, 2015-2018), a Director of Post Oak Bank (privately-held bank, 2004-2018), a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), an Advisory Director of Riverstone Holdings (private investment), a Director of Spinnaker Exploration Company (exploration and production, 2001-2005) and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Executive Vice President of Fidelity SelectCo, LLC (2019-present), Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Executive Vice President of Fidelity SelectCo, LLC (2019-present), Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as Secretary and CLO of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2019-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2019 to October 31, 2019).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Expenses Paid During Period-B May 1, 2019 to October 31, 2019
Class A	1.50%
Actual		$1,000.00	$1,012.10	$7.61
Hypothetical-C		$1,000.00	$1,017.64	$7.63
Class M	1.87%
Actual		$1,000.00	$1,011.20	$9.48
Hypothetical-C		$1,000.00	$1,015.78	$9.50
Class C	2.32%
Actual		$1,000.00	$1,009.10	$11.75
Hypothetical-C		$1,000.00	$1,013.51	$11.77
Emerging Europe, Middle East, Africa (EMEA)	1.21%
Actual		$1,000.00	$1,014.20	$6.14
Hypothetical-C		$1,000.00	$1,019.11	$6.16
Class I	1.35%
Actual		$1,000.00	$1,013.20	$6.85
Hypothetical-C		$1,000.00	$1,018.40	$6.87

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

Class A, Class M, Class C, Emerging Europe, Middle East Africa (EMEA), and Class I designate 100% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund
Class A	12/10/18	$0.2326	$0.0456
Class M	12/10/18	$0.2096	$0.0456
Class C	12/10/18	$0.1396	$0.0456
Emerging Europe, Middle East, Africa (EMEA)	12/10/18	$0.2616	$0.0456
Class I	12/10/18	$0.2706	$0.0456

The fund will notify shareholders in January 2020 of amounts for use in preparing 2019 income tax returns.

EME-ANN-1219
1.861972.111

Fidelity® International Value Fund

Annual Report

October 31, 2019

Includes Fidelity and Fidelity Advisor share classes

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2019	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	(1.62)%	0.09%	2.42%
Class M (incl. 3.50% sales charge)	0.47%	0.27%	2.39%
Class C (incl. contingent deferred sales charge)	2.53%	0.48%	2.25%
Fidelity® International Value Fund	4.65%	1.62%	3.38%
Class I	4.57%	1.51%	3.34%
Class Z	4.84%	1.54%	3.36%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® International Value Fund, a class of the fund, on October 31, 2009.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Value Index performed over the same period.

Period Ending Values
$13,492	Fidelity® International Value Fund
$14,857	MSCI EAFE Value Index

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index gained 11.47% for the 12 months ending October 31, 2019, as international stocks reflected a confluence of factors, including escalating trade tension, moderating but still positive global economic growth and uncertainty about the U.K.’s planned “Brexit” from the European Union. In late December, the U.S. Federal Reserve shifted from raising interest rates to a more dovish policy in 2019, joining many foreign central banks that had cut policy rates. In June, international stocks rose 6.03%, as policy stimulus in China stabilized that country’s economic growth. The Fed cut its policy rate in July for the first time since 2008. However, the index returned -1.21% for the month, followed by -3.08% in August. In September, the Fed cut its policy rate another quarter point, citing concerns about slowing economic growth and muted inflation, and did the same in October, leading to monthly gains of 2.59% and 3.49%, respectively. For the full 12 months, the growth-oriented information technology sector (+22%) led the way, followed by utilities (+20%) and real estate (+18%), two high-dividend-yielding categories. Consumer discretionary gained 16%. Conversely, energy was roughly flat, while materials (+6%) and communication services (7%) also lagged. By region, Asia Pacific ex Japan (+16%), Europe ex U.K (+13%), Canada (+12%) and emerging markets (+12%) fared best. Meanwhile, the U.K. (+7%) and Japan (+10%) trailed the broader market.

Comments from Portfolio Manager Alexander Zavratsky:  For the fiscal year, the fund’s share classes gained between about 4% and 5% (excluding sales charges, if applicable), trailing the 5.80% advance of the MSCI EAFE Value Index. From a sector standpoint, the portfolio’s positioning among consumer discretionary and energy stocks hurt the most. Underweighting the top-performing utilities and real estate sectors also detracted. These negatives overshadowed the positive impact of investment choices in materials and information technology. Geographically, the fund’s exposure to Europe – security selection in Spain especially – along with picks in the U.K., weighed on relative performance, while choices in Japan were the most helpful. Among individual stocks, not owning benchmark component Iberdrola hurt more than any other stock. Shares of the Spanish renewable energy firm gained about 52% during the past 12 months, boosted by strong earnings on the back of growth in international markets. Another relative detractor was the portfolio’s overweight stake in Nordic-Baltic bank Swedbank (-31%), which fell sharply in February amid reports that the bank was involved in a massive money-laundering scandal. Swedbank subsequently fired its CEO in March however the stock dropped considerably again, and trailed for the remainder of the reporting period. Conversely, Japanese multinational Hoya (+58%), a supplier of electronics products to the semiconductor industry, executed well the past 12 months and benefitted from the ongoing structural-growth in extreme ultraviolet lithography (EUV) technology, further propelling the fund’s relative result. Shin-Etsu Chemical (+37%), the largest chemical firm in Japan and another out-of-benchmark holding, also contributed.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2019
Japan	25.5%
United Kingdom	17.1%
France	14.5%
Germany	12.5%
Italy	4.4%
Switzerland	3.9%
Spain	3.2%
Sweden	2.9%
Australia	2.8%
Other*	13.2%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2019

% of fund's net assets
Stocks	99.0
Short-Term Investments and Net Other Assets (Liabilities)	1.0

Top Ten Stocks as of October 31, 2019

% of fund's net assets
BP PLC (United Kingdom, Oil, Gas & Consumable Fuels)	3.3
Toyota Motor Corp. (Japan, Automobiles)	3.1
Total SA (France, Oil, Gas & Consumable Fuels)	3.1
BHP Billiton PLC (United Kingdom, Metals & Mining)	3.0
Enel SpA (Italy, Electric Utilities)	2.1
Banco Santander SA (Spain) (Spain, Banks)	2.1
Zurich Insurance Group Ltd. (Switzerland, Insurance)	2.0
AXA SA (France, Insurance)	1.9
VINCI SA (France, Construction & Engineering)	1.9
Sanofi SA (France, Pharmaceuticals)	1.9
24.4

Top Market Sectors as of October 31, 2019

% of fund's net assets
Financials	37.1
Industrials	9.7
Energy	9.5
Materials	9.1
Health Care	7.7
Consumer Discretionary	7.8
Information Technology	7.0
Communication Services	3.6
Utilities	3.1
Real Estate	2.3

Schedule of Investments October 31, 2019

Showing Percentage of Net Assets

Common Stocks - 97.7%
	Shares	Value
Australia - 2.8%
Commonwealth Bank of Australia	108,513	$5,883,587
Insurance Australia Group Ltd.	603,866	3,308,625
Macquarie Group Ltd.	44,042	4,066,725

TOTAL AUSTRALIA		13,258,937

Austria - 0.7%
Erste Group Bank AG	88,600	3,129,489
Bailiwick of Jersey - 1.3%
Glencore Xstrata PLC	1,248,700	3,769,052
WPP PLC	182,500	2,277,519

TOTAL BAILIWICK OF JERSEY		6,046,571

Belgium - 1.2%
KBC Groep NV	82,225	5,766,445
Canada - 0.5%
Nutrien Ltd.	45,680	2,185,329
China - 0.6%
Ping An Insurance Group Co. of China Ltd. (H Shares)	244,000	2,816,197
Denmark - 0.8%
A.P. Moller - Maersk A/S Series B	1,726	2,201,690
ORSTED A/S (a)	17,400	1,526,279

TOTAL DENMARK		3,727,969

Finland - 0.6%
Sampo Oyj (A Shares)	67,034	2,747,043
France - 14.5%
ALTEN	9,100	999,192
Atos Origin SA	30,382	2,357,846
AXA SA	344,021	9,106,660
Bouygues SA	69,205	2,933,005
Capgemini SA	27,393	3,084,165
Natixis SA	457,600	2,098,095
Sanofi SA	94,279	8,691,313
Societe Generale Series A	129,864	3,693,193
SR Teleperformance SA	16,800	3,807,367
Thales SA	24,600	2,404,524
Total SA	274,490	14,511,805
VINCI SA	77,500	8,695,436
Vivendi SA	143,992	4,008,433
Worldline SA (a)(b)	26,388	1,602,493

TOTAL FRANCE		67,993,527

Germany - 11.2%
Bayer AG	97,900	7,594,710
Continental AG	23,100	3,094,034
Daimler AG (Germany)	62,200	3,635,769
Hannover Reuck SE	34,000	6,021,728
HeidelbergCement Finance AG	67,200	4,993,046
Linde PLC	29,614	5,854,301
MTU Aero Engines Holdings AG	7,800	2,082,622
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	17,000	4,721,065
Rheinmetall AG	24,700	2,971,042
RWE AG	114,129	3,478,783
SAP SE	20,560	2,724,230
Vonovia SE	98,467	5,239,524

TOTAL GERMANY		52,410,854

Indonesia - 0.4%
PT Bank Rakyat Indonesia Tbk	6,770,500	2,028,681
Ireland - 1.1%
CRH PLC	146,002	5,315,901
Italy - 4.4%
Assicurazioni Generali SpA	209,100	4,238,578
Enel SpA	1,257,200	9,743,758
Intesa Sanpaolo SpA	1,421,700	3,562,533
Mediobanca SpA	270,725	3,215,657

TOTAL ITALY		20,760,526

Japan - 25.5%
DENSO Corp.	95,600	4,438,700
Fanuc Corp.	19,400	3,826,636
Hitachi High-Technologies Corp.	48,400	3,011,244
Hoya Corp.	59,700	5,276,121
Ibiden Co. Ltd.	57,200	1,320,791
Idemitsu Kosan Co. Ltd.	101,900	2,995,379
Itochu Corp.	291,500	6,094,648
Kao Corp.	44,000	3,537,542
Minebea Mitsumi, Inc.	227,200	4,314,880
Mitsubishi Estate Co. Ltd.	130,600	2,535,649
Mitsubishi UFJ Financial Group, Inc.	1,379,200	7,150,170
Mitsui Fudosan Co. Ltd.	129,000	3,300,186
Nintendo Co. Ltd.	4,800	1,760,580
OBIC Co. Ltd.	30,893	3,867,965
Oracle Corp. Japan	35,500	3,120,314
ORIX Corp.	353,400	5,553,644
Recruit Holdings Co. Ltd.	63,600	2,113,685
Shin-Etsu Chemical Co. Ltd.	52,600	5,864,965
Shinsei Bank Ltd.	233,200	3,635,530
SoftBank Corp.	24,600	946,274
Sony Corp.	35,800	2,179,116
Sony Financial Holdings, Inc.	192,800	4,147,793
Sumitomo Mitsui Financial Group, Inc.	202,300	7,182,297
Suzuki Motor Corp.	40,000	1,888,565
Takeda Pharmaceutical Co. Ltd.	144,451	5,219,459
Tokio Marine Holdings, Inc.	133,900	7,239,386
Tokyo Electron Ltd.	12,100	2,451,443
Toyota Motor Corp.	210,100	14,576,923

TOTAL JAPAN		119,549,885

Korea (South) - 0.6%
Samsung Electronics Co. Ltd.	65,340	2,813,949
Netherlands - 2.5%
AerCap Holdings NV (b)	57,000	3,299,160
ING Groep NV (Certificaten Van Aandelen)	435,590	4,932,401
Koninklijke Philips Electronics NV	82,634	3,625,494

TOTAL NETHERLANDS		11,857,055

Portugal - 0.5%
Galp Energia SGPS SA Class B	162,685	2,602,112
Singapore - 1.0%
United Overseas Bank Ltd.	238,800	4,701,362
Spain - 3.2%
Banco Santander SA (Spain)	2,393,250	9,593,075
Cellnex Telecom SA (a)	55,700	2,401,645
Masmovil Ibercom SA (b)	88,472	2,044,501
Unicaja Banco SA (a)	1,031,900	933,938

TOTAL SPAIN		14,973,159

Sweden - 2.9%
Ericsson (B Shares)	557,400	4,871,002
Investor AB (B Shares) (c)	126,960	6,502,037
Swedbank AB (A Shares)	147,342	2,060,807

TOTAL SWEDEN		13,433,846

Switzerland - 3.9%
Swiss Life Holding AG	8,236	4,117,583
UBS Group AG	398,458	4,689,851
Zurich Insurance Group Ltd.	23,961	9,363,371

TOTAL SWITZERLAND		18,170,805

United Kingdom - 17.1%
AstraZeneca PLC (United Kingdom)	60,012	5,852,206
Aviva PLC	785,026	4,231,325
Beazley PLC	236,800	1,799,024
BHP Billiton PLC	670,168	14,214,625
BP PLC	2,423,569	15,368,733
British American Tobacco PLC (United Kingdom)	91,304	3,193,438
Imperial Brands PLC	120,288	2,637,014
Informa PLC	310,381	3,115,903
Lloyds Banking Group PLC	10,293,706	7,572,130
Micro Focus International PLC	75,805	1,040,440
Royal Dutch Shell PLC Class B sponsored ADR	131,200	7,647,648
RSA Insurance Group PLC	496,410	3,358,360
Standard Chartered PLC (United Kingdom)	613,511	5,570,927
Standard Life PLC	912,596	3,587,768
The Weir Group PLC	51,152	892,187

TOTAL UNITED KINGDOM		80,081,728

United States of America - 0.4%
ConocoPhillips Co.	36,200	1,998,240
TOTAL COMMON STOCKS
(Cost $474,359,521)		458,369,610

Nonconvertible Preferred Stocks - 1.3%
Germany - 1.3%
Porsche Automobil Holding SE (Germany)
(Cost $6,058,929)	81,200	5,978,808

Money Market Funds - 2.1%
Fidelity Cash Central Fund 1.83% (d)	3,145,039	3,145,668
Fidelity Securities Lending Cash Central Fund 1.84% (d)(e)	6,858,259	6,858,945
TOTAL MONEY MARKET FUNDS
(Cost $10,004,613)		10,004,613
TOTAL INVESTMENT IN SECURITIES - 101.1%
(Cost $490,423,063)		474,353,031
NET OTHER ASSETS (LIABILITIES) - (1.1)%		(5,392,044)
NET ASSETS - 100%		$468,960,987

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $6,464,355 or 1.4% of net assets.

 (b) Non-income producing

 (c) Security or a portion of the security is on loan at period end.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$84,935
Fidelity Securities Lending Cash Central Fund	232,084
Total	$317,019

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$16,554,855	$11,570,482	$4,984,373	$--
Consumer Discretionary	35,791,915	3,635,769	32,156,146	--
Consumer Staples	9,367,994	2,637,014	6,730,980	--
Energy	45,123,917	9,645,888	35,478,029	--
Financials	174,327,080	77,409,438	96,917,642	--
Health Care	36,259,303	--	36,259,303	--
Industrials	45,636,882	27,085,343	18,551,539	--
Information Technology	33,265,074	8,499,799	24,765,275	--
Materials	42,197,219	13,032,676	29,164,543	--
Real Estate	11,075,359	5,239,524	5,835,835	--
Utilities	14,748,820	5,005,062	9,743,758	--
Money Market Funds	10,004,613	10,004,613	--	--
Total Investments in Securities:	$474,353,031	$173,765,608	$300,587,423	$--

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2019
Assets
Investment in securities, at value (including securities loaned of $6,513,400) — See accompanying schedule: Unaffiliated issuers (cost $480,418,450)	$464,348,418
Fidelity Central Funds (cost $10,004,613)	10,004,613
Total Investment in Securities (cost $490,423,063)		$474,353,031
Receivable for fund shares sold		43,441
Dividends receivable		2,606,700
Distributions receivable from Fidelity Central Funds		1,895
Prepaid expenses		838
Other receivables		17,378
Total assets		477,023,283
Liabilities
Payable for investments purchased	$712,190
Payable for fund shares redeemed	95,883
Accrued management fee	213,828
Distribution and service plan fees payable	6,216
Other affiliated payables	82,709
Other payables and accrued expenses	92,525
Collateral on securities loaned	6,858,945
Total liabilities		8,062,296
Net Assets		$468,960,987
Net Assets consist of:
Paid in capital		$491,155,256
Total accumulated earnings (loss)		(22,194,269)
Net Assets		$468,960,987
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($7,805,976 ÷ 946,353 shares)(a)		$8.25
Maximum offering price per share (100/94.25 of $8.25)		$8.75
Class M:
Net Asset Value and redemption price per share ($3,756,028 ÷ 456,070 shares)(a)		$8.24
Maximum offering price per share (100/96.50 of $8.24)		$8.54
Class C:
Net Asset Value and offering price per share ($3,838,761 ÷ 467,012 shares)(a)		$8.22
International Value:
Net Asset Value, offering price and redemption price per share ($442,815,865 ÷ 53,669,407 shares)		$8.25
Class I:
Net Asset Value, offering price and redemption price per share ($8,495,416 ÷ 1,028,394 shares)		$8.26
Class Z:
Net Asset Value, offering price and redemption price per share ($2,248,941 ÷ 272,442 shares)		$8.25

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2019
Investment Income
Dividends		$20,894,002
Income from Fidelity Central Funds (including $232,084 from security lending)		317,019
Income before foreign taxes withheld		21,211,021
Less foreign taxes withheld		(1,592,534)
Total income		19,618,487
Expenses
Management fee
Basic fee	$3,122,135
Performance adjustment	(781,657)
Transfer agent fees	769,627
Distribution and service plan fees	78,220
Accounting and security lending fees	236,523
Custodian fees and expenses	71,022
Independent trustees' fees and expenses	2,569
Registration fees	111,385
Audit	67,093
Legal	1,795
Miscellaneous	2,922
Total expenses before reductions	3,681,634
Expense reductions	(54,976)
Total expenses after reductions		3,626,658
Net investment income (loss)		15,991,829
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(19,621,221)
Fidelity Central Funds	(512)
Foreign currency transactions	(5,593)
Total net realized gain (loss)		(19,627,326)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	24,513,704
Fidelity Central Funds	474
Assets and liabilities in foreign currencies	29,818
Total change in net unrealized appreciation (depreciation)		24,543,996
Net gain (loss)		4,916,670
Net increase (decrease) in net assets resulting from operations		$20,908,499

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2019	Year ended October 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$15,991,829	$13,690,019
Net realized gain (loss)	(19,627,326)	17,670,754
Change in net unrealized appreciation (depreciation)	24,543,996	(75,956,079)
Net increase (decrease) in net assets resulting from operations	20,908,499	(44,595,306)
Distributions to shareholders	(13,674,095)	(8,990,094)
Share transactions - net increase (decrease)	4,693,076	127,811,807
Redemption fees	–	12,452
Total increase (decrease) in net assets	11,927,480	74,238,859
Net Assets
Beginning of period	457,033,507	382,794,648
End of period	$468,960,987	$457,033,507

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity International Value Fund Class A

Years ended October 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$8.13	$9.08	$7.78	$8.27	$8.62
Income from Investment Operations
Net investment income (loss)A	.25	.21	.17	.17	.13
Net realized and unrealized gain (loss)	.08	(1.04)	1.31	(.57)	(.20)
Total from investment operations	.33	(.83)	1.48	(.40)	(.07)
Distributions from net investment income	(.21)	(.10)	(.17)	(.09)	(.28)
Distributions from net realized gain	–	(.01)	(.01)	–	–
Total distributions	(.21)	(.12)B	(.18)	(.09)	(.28)
Redemption fees added to paid in capitalA	–	–C	–C	–C	–C
Net asset value, end of period	$8.25	$8.13	$9.08	$7.78	$8.27
Total ReturnD,E	4.38%	(9.30)%	19.36%	(4.91)%	(.81)%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.14%	1.23%	1.33%	1.40%	1.37%
Expenses net of fee waivers, if any	1.13%	1.23%	1.33%	1.40%	1.37%
Expenses net of all reductions	1.12%	1.21%	1.32%	1.39%	1.36%
Net investment income (loss)	3.19%	2.36%	2.01%	2.19%	1.58%
Supplemental Data
Net assets, end of period (000 omitted)	$7,806	$7,887	$8,151	$7,717	$8,956
Portfolio turnover rateH	47%	55%	50%	47%	44%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.12 per share is comprised of distributions from net investment income of $.102 and distributions from net realized gain of $.014 per share.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity International Value Fund Class M

Years ended October 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$8.11	$9.06	$7.76	$8.25	$8.60
Income from Investment Operations
Net investment income (loss)A	.23	.18	.14	.15	.11
Net realized and unrealized gain (loss)	.08	(1.04)	1.31	(.58)	(.20)
Total from investment operations	.31	(.86)	1.45	(.43)	(.09)
Distributions from net investment income	(.18)	(.08)	(.14)	(.06)	(.26)
Distributions from net realized gain	–	(.01)	(.01)	–	–
Total distributions	(.18)	(.09)	(.15)	(.06)	(.26)
Redemption fees added to paid in capitalA	–	–B	–B	–B	–B
Net asset value, end of period	$8.24	$8.11	$9.06	$7.76	$8.25
Total ReturnC,D	4.11%	(9.59)%	19.04%	(5.24)%	(1.09)%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.44%	1.56%	1.64%	1.70%	1.66%
Expenses net of fee waivers, if any	1.43%	1.55%	1.64%	1.70%	1.66%
Expenses net of all reductions	1.42%	1.54%	1.63%	1.69%	1.65%
Net investment income (loss)	2.89%	2.04%	1.70%	1.89%	1.29%
Supplemental Data
Net assets, end of period (000 omitted)	$3,756	$3,920	$4,181	$3,703	$4,086
Portfolio turnover rateG	47%	55%	50%	47%	44%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity International Value Fund Class C

Years ended October 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$8.08	$9.04	$7.75	$8.23	$8.59
Income from Investment Operations
Net investment income (loss)A	.19	.14	.10	.11	.07
Net realized and unrealized gain (loss)	.08	(1.04)	1.31	(.57)	(.20)
Total from investment operations	.27	(.90)	1.41	(.46)	(.13)
Distributions from net investment income	(.13)	(.04)	(.11)	(.02)	(.23)
Distributions from net realized gain	–	(.01)	(.01)	–	–
Total distributions	(.13)	(.06)B	(.12)	(.02)	(.23)
Redemption fees added to paid in capitalA	–	–C	–C	–C	–C
Net asset value, end of period	$8.22	$8.08	$9.04	$7.75	$8.23
Total ReturnD,E	3.53%	(10.06)%	18.41%	(5.61)%	(1.58)%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.93%	2.04%	2.12%	2.17%	2.15%
Expenses net of fee waivers, if any	1.92%	2.04%	2.12%	2.17%	2.14%
Expenses net of all reductions	1.91%	2.02%	2.11%	2.17%	2.14%
Net investment income (loss)	2.40%	1.55%	1.22%	1.42%	.81%
Supplemental Data
Net assets, end of period (000 omitted)	$3,839	$5,339	$5,171	$4,168	$4,502
Portfolio turnover rateH	47%	55%	50%	47%	44%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.06 per share is comprised of distributions from net investment income of $.042 and distributions from net realized gain of $.014 per share.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity International Value Fund

Years ended October 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$8.14	$9.09	$7.79	$8.29	$8.64
Income from Investment Operations
Net investment income (loss)A	.28	.24	.20	.20	.16
Net realized and unrealized gain (loss)	.07	(1.04)	1.31	(.58)	(.19)
Total from investment operations	.35	(.80)	1.51	(.38)	(.03)
Distributions from net investment income	(.24)	(.14)	(.20)	(.12)	(.32)
Distributions from net realized gain	–	(.01)	(.01)	–	–
Total distributions	(.24)	(.15)	(.21)	(.12)	(.32)
Redemption fees added to paid in capitalA	–	–B	–B	–B	–B
Net asset value, end of period	$8.25	$8.14	$9.09	$7.79	$8.29
Total ReturnC	4.65%	(8.95)%	19.83%	(4.69)%	(.41)%
Ratios to Average Net AssetsD,E
Expenses before reductions	.79%	.89%	.97%	1.03%	1.02%
Expenses net of fee waivers, if any	.78%	.89%	.97%	1.03%	1.02%
Expenses net of all reductions	.78%	.87%	.96%	1.03%	1.01%
Net investment income (loss)	3.54%	2.70%	2.36%	2.56%	1.93%
Supplemental Data
Net assets, end of period (000 omitted)	$442,816	$433,015	$359,770	$309,199	$267,567
Portfolio turnover rateF	47%	55%	50%	47%	44%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity International Value Fund Class I

Years ended October 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$8.15	$9.10	$7.80	$8.29	$8.65
Income from Investment Operations
Net investment income (loss)A	.27	.23	.19	.19	.15
Net realized and unrealized gain (loss)	.08	(1.04)	1.31	(.58)	(.19)
Total from investment operations	.35	(.81)	1.50	(.39)	(.04)
Distributions from net investment income	(.24)	(.13)	(.19)	(.10)	(.32)
Distributions from net realized gain	–	(.01)	(.01)	–	–
Total distributions	(.24)	(.14)	(.20)	(.10)	(.32)
Redemption fees added to paid in capitalA	–	–B	–B	–B	–B
Net asset value, end of period	$8.26	$8.15	$9.10	$7.80	$8.29
Total ReturnC	4.57%	(9.04)%	19.68%	(4.81)%	(.53)%
Ratios to Average Net AssetsD,E
Expenses before reductions	.86%	.97%	1.10%	1.17%	1.14%
Expenses net of fee waivers, if any	.85%	.97%	1.10%	1.17%	1.14%
Expenses net of all reductions	.85%	.95%	1.09%	1.16%	1.13%
Net investment income (loss)	3.47%	2.62%	2.23%	2.42%	1.81%
Supplemental Data
Net assets, end of period (000 omitted)	$8,495	$6,779	$5,523	$1,955	$1,969
Portfolio turnover rateF	47%	55%	50%	47%	44%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity International Value Fund Class Z

Years ended October 31,	2019	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$8.14	$8.81
Income from Investment Operations
Net investment income (loss)B	.29	.01
Net realized and unrealized gain (loss)	.08	(.68)
Total from investment operations	.37	(.67)
Distributions from net investment income	(.26)	–
Redemption fees added to paid in capitalB	–	–C
Net asset value, end of period	$8.25	$8.14
Total ReturnD,E	4.84%	(7.60)%
Ratios to Average Net AssetsF,G
Expenses before reductions	.67%	.84%H
Expenses net of fee waivers, if any	.67%	.84%H
Expenses net of all reductions	.66%	.82%H
Net investment income (loss)	3.66%	1.58%H
Supplemental Data
Net assets, end of period (000 omitted)	$2,249	$92
Portfolio turnover rateI	47%	55%

 A For the period October 2, 2018 (commencement of sale of shares) to October 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2019

1. Organization.

Fidelity International Value Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, International Value, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Effective March 1, 2019, Class C shares will automatically convert to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2019 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2019, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards, expiring capital loss carryforwards, certain deemed distributions and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$37,621,877
Gross unrealized depreciation	(57,138,479)
Net unrealized appreciation (depreciation)	$(19,516,602)
Tax Cost	$493,869,633

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$16,518,949
Capital loss carryforward	$(19,187,581)
Net unrealized appreciation (depreciation) on securities and other investments	$19,525,638

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(6,494,194)
Long-term	(12,693,387)
Total capital loss carryforward	$(19,187,581)

The tax character of distributions paid was as follows:

	October 31, 2019	October 31, 2018
Ordinary Income	$13,674,095	$ 8,990,094

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $218,568,374 and $209,913,642, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of International Value as compared to its benchmark index, the MSCI EAFE Value Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .52% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$18,893	$878
Class M	.25%	.25%	18,468	140
Class C	.75%	.25%	40,859	4,498
			$78,220	$5,516

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$3,532
Class M	725
Class C(a)	686
$4,943

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$19,841.26
Class M	11,561.31
Class C	12,194.30
International Value	706,564.16
Class I	19,210.24
Class Z	257.04
	$769,627

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Prior to April 1, 2019, FSC had a separate agreement with the Fund for administration of the security lending program, based on the number and duration of lending transactions. For the period, the total fees paid for accounting and administration of securities lending were equivalent to an annual rate of .05%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $100 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,207 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. For equity securities, lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. During the period, there were no securities loaned to NFS.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $35,575 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $3,401 and a portion of class-level operating expenses as follows:

Amount
Class A	$260
Class M	131
Class C	158
International Value	15,161
Class I	285
Class Z	5
$16,000

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2019	Year ended October 31, 2018
Distributions to shareholders
Class A	$203,466	$103,389
Class M	86,532	41,092
Class C	78,779	32,748
International Value	13,098,896	8,724,460
Class I	198,775	88,405
Class Z	7,647	–
Total	$13,674,095	$8,990,094

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2019	Year ended October 31, 2018(a)	Year ended October 31, 2019	Year ended October 31, 2018(a)
Class A
Shares sold	218,117	286,375	$1,710,090	$2,567,358
Reinvestment of distributions	26,837	11,240	199,932	100,489
Shares redeemed	(268,764)	(224,999)	(2,109,659)	(2,007,679)
Net increase (decrease)	(23,810)	72,616	$(199,637)	$660,168
Class M
Shares sold	80,208	84,749	$628,608	$765,119
Reinvestment of distributions	11,597	4,596	86,515	41,092
Shares redeemed	(119,055)	(67,389)	(939,737)	(604,451)
Net increase (decrease)	(27,250)	21,956	$(224,614)	$201,760
Class C
Shares sold	71,027	224,225	$560,721	$2,034,976
Reinvestment of distributions	10,495	3,587	78,501	32,067
Shares redeemed	(275,427)	(139,088)	(2,176,151)	(1,223,224)
Net increase (decrease)	(193,905)	88,724	$(1,536,929)	$843,819
International Value
Shares sold	7,795,183	22,242,584	$61,080,526	$201,187,963
Reinvestment of distributions	901,853	477,419	6,700,770	4,258,580
Shares redeemed	(8,255,695)	(9,065,603)	(64,565,958)	(81,505,210)
Net increase (decrease)	441,341	13,654,400	$3,215,338	$123,941,333
Class I
Shares sold	632,568	519,858	$4,879,197	$4,669,763
Reinvestment of distributions	24,905	9,287	185,542	82,930
Shares redeemed	(461,351)	(303,812)	(3,618,354)	(2,687,966)
Net increase (decrease)	196,122	225,333	$1,446,385	$2,064,727
Class Z
Shares sold	292,569	11,351	$2,235,643	$100,000
Reinvestment of distributions	1,029	–	7,647	–
Shares redeemed	(32,507)	–	(250,757)	–
Net increase (decrease)	261,091	11,351	$1,992,533	$100,000

 (a) Share transactions for Class Z are for the period October 2, 2018 (commencement of sale of shares) to October 31, 2018.

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, VIP FundsManager 50% Portfolio, VIP FundsManager 60% Portfolio and Strategic Advisers Fidelity International Fund, were the owners of record of approximately 10%, 13% and 45%, respectively, of the total outstanding shares of the Fund. Mutual funds managed by the investment adviser or its affiliates were the owners of record, in the aggregate, of approximately 76% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity International Value Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity International Value Fund (the "Fund"), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2019, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

We have audited the accompanying statement of assets and liabilities of Fidelity International Value Fund (the "Fund"), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2019, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 11, 2019

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 298 funds. Mr. Chiel oversees 171 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair (2018-present) and Member (2013-present) of the Board of Governors, State University System of Florida and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present) and as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), a Director of Fortune Brands, Inc. (consumer products, 2000-2011), and a member of the Board of Trustees of the University of Florida (2013-2018).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a Director of Andeavor Logistics LP (natural resources logistics, 2015-2018), a Director of Post Oak Bank (privately-held bank, 2004-2018), a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), an Advisory Director of Riverstone Holdings (private investment), a Director of Spinnaker Exploration Company (exploration and production, 2001-2005) and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Executive Vice President of Fidelity SelectCo, LLC (2019-present), Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Executive Vice President of Fidelity SelectCo, LLC (2019-present), Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as Secretary and CLO of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2019-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2019 to October 31, 2019).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Expenses Paid During Period-B May 1, 2019 to October 31, 2019
Class A	1.13%
Actual		$1,000.00	$1,013.50	$5.73
Hypothetical-C		$1,000.00	$1,019.51	$5.75
Class M	1.42%
Actual		$1,000.00	$1,012.30	$7.20
Hypothetical-C		$1,000.00	$1,018.05	$7.22
Class C	1.89%
Actual		$1,000.00	$1,009.80	$9.57
Hypothetical-C		$1,000.00	$1,015.68	$9.60
International Value	.77%
Actual		$1,000.00	$1,014.80	$3.91
Hypothetical-C		$1,000.00	$1,021.32	$3.92
Class I	.84%
Actual		$1,000.00	$1,014.70	$4.27
Hypothetical-C		$1,000.00	$1,020.97	$4.28
Class Z	.68%
Actual		$1,000.00	$1,014.80	$3.45
Hypothetical-C		$1,000.00	$1,021.78	$3.47

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity International Value Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity International Value Fund
Class A	12/09/2019	12/06/2019	$0.237	$0.029
Class M	12/09/2019	12/06/2019	$0.212	$0.029
Class C	12/09/2019	12/06/2019	$0.167	$0.029
International Value Fund	12/09/2019	12/06/2019	$0.266	$0.029
Class I	12/09/2019	12/06/2019	$0.260	$0.029
Class Z	12/09/2019	12/06/2019	$0.278	$0.029

Class A designates 1%, Class M designates 2%, Class C designates 2%, International Value designates 1%, and Class I designates 1%, Class Z designates 1% of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class A	12/10/2018	$0.2312	$0.0182
Class M	12/10/2018	$0.2022	$0.0182
Class C	12/10/2018	$0.1502	$0.0182
International Value	12/10/2018	$0.2602	$0.0182
Class I	12/10/2018	$0.2552	$0.0182
Class Z	12/10/2018	$0.2742	$0.0182

The fund will notify shareholders in January 2020 of amounts for use in preparing 2019 income tax returns.

FIV-ANN-1219
1.827482.113

Fidelity® Global Commodity Stock Fund

Annual Report

October 31, 2019

Includes Fidelity and Fidelity Advisor share classes

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2019	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	(6.16)%	(1.36)%	(0.29)%
Class M (incl. 3.50% sales charge)	(4.17)%	(1.17)%	(0.33)%
Class C (incl. contingent deferred sales charge)	(2.14)%	(0.92)%	(0.44)%
Fidelity® Global Commodity Stock Fund	(0.23)%	0.04%	0.54%
Class I	(0.06)%	0.16%	0.62%
Class Z	0.03%	0.19%	0.64%

 Class C shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

 The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Global Commodity Stock Fund, a class of the fund, on October 31, 2009.

The chart shows how the value of your investment would have changed, and also shows how the MSCI ACWI (All Country World Index) Index performed over the same period.

Period Ending Values
$10,553	Fidelity® Global Commodity Stock Fund - Fidelity® Global Commodity Stock Fund
$24,154	MSCI ACWI (All Country World Index) Index

Management's Discussion of Fund Performance

Market Recap:  Global equities gained 13.06% for the 12 months ending October 31, 2019, according to the MSCI ACWI (All Country World Index) Index. Currency fluctuations were largely modest and varied by region, muting the overall impact on international equity returns. The period began amid a challenging fourth quarter of 2018, when concerns about slowing global economic growth resulted in a -12.67% return for the index. The tide shifted as the calendar turned, as the U.S. Federal Reserve moved from raising interest rates to a more dovish policy, joining many foreign central banks. The index rallied 12.29% in the first quarter of 2019. After a down month in May (-5.88%), due to U.S.–China trade tension, stocks reversed course in June (+6.58%) and finished the second quarter with a 3.73% gain. In July, the Fed cut its policy rate for the first time since 2008, but global stocks retreated in August. Low interest rates around the world and two additional rate cuts by the Fed lifted stocks through the end of October. By sector for the full period, falling U.S. interest rates sparked demand for two high-dividend-yielding sectors, real estate (+23%) and utilities (+22%). Investors favoring growth-oriented stocks boosted information technology (+22%) and consumer discretionary (+16%). Conversely, falling commodity prices hurt energy (-6%). By region, Asia-Pacific ex Japan (+16%), the U.S. (+14%) and Europe ex U.K. (+13%) fared best, while the U.K. (+7%) was held back by its inability to approve a plan to “Brexit” the European Union.

Comments from Portfolio Manager Jody Simes:  For the year, the fund’s share classes (excluding sales charges, if applicable) returned about 0% to -1%, well ahead of the -3.31% result of the MSCI All Country World Commodity Producers Sector Capped Index. Versus the MSCI index, stock selection in metals & mining added the most value by far to the fund’s performance. Geographically, security choices in the United States contributed significantly, more than offsetting the negative impact of an overweighting there. At the stock level, the fund’s top relative contributor was our underweighting in weak-performing benchmark name Corteva (-8%), where I established a position in June. The agricultural company was spun off from DowDuPont that month. Also lifting the fund’s relative performance was an out-of-benchmark stake in Crown Holdings (+71%), a producer of aluminum beverage, food and aerosol containers, and a non-index position in Royal Gold (+26%). Conversely, stock choices in the food products industry detracted modestly. Regionally, underweighting the strong-performing Asia-Pacific ex-Japan area nicked us a bit. Among individual holdings, not owning Anglo Gold Ashanti (+128%) for most of the period worked against us, as did an out-of-index position in aluminum producer Alcoa (-45%), which I sold from the fund.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to Shareholders:  On March 30, 2019, Joe Wickwire retired from Fidelity, leaving Jody Simes as sole manager of the fund.

Investment Summary (Unaudited)

Top Ten Stocks as of October 31, 2019

% of fund's net assets
Nutrien Ltd.	5.7
Archer Daniels Midland Co.	4.5
Rio Tinto PLC	4.5
Chevron Corp.	4.3
Royal Dutch Shell PLC Class A (United Kingdom)	4.2
BHP Billiton Ltd.	3.9
Exxon Mobil Corp.	3.8
UPM-Kymmene Corp.	3.4
CF Industries Holdings, Inc.	3.2
Total SA	2.9
40.4

Top Sectors (% of fund's net assets)

As of October 31, 2019
Metals	36.7%
Energy	30.8%
Agriculture	29.4%
Other	2.2%
Short-Term Investments and Net Other Assets	0.9%

Schedule of Investments October 31, 2019

Showing Percentage of Net Assets

Common Stocks - 98.2%
	Shares	Value
Chemicals - 13.6%
Fertilizers & Agricultural Chemicals - 13.6%
CF Industries Holdings, Inc.	361,260	$16,383,141
Corteva, Inc.	91,700	2,419,046
FMC Corp.	146,100	13,368,150
Israel Chemicals Ltd.	809,100	3,592,735
Nutrien Ltd.	597,183	28,569,205
The Mosaic Co.	226,861	4,509,997
		68,842,274
Construction Materials - 1.0%
Construction Materials - 1.0%
Summit Materials, Inc. (a)	213,400	4,893,262
Containers & Packaging - 1.2%
Metal & Glass Containers - 1.2%
Crown Holdings, Inc. (a)	80,900	5,892,756
Food Products - 7.3%
Agricultural Products - 7.3%
Archer Daniels Midland Co.	545,700	22,941,228
Bunge Ltd.	170,700	9,217,800
Darling International, Inc. (a)	264,500	5,104,850
		37,263,878
Metals & Mining - 36.7%
Aluminum - 0.8%
Kaiser Aluminum Corp.	39,400	4,218,952
Copper - 3.1%
Antofagasta PLC	177,600	1,995,030
First Quantum Minerals Ltd.	961,924	8,128,627
Lundin Mining Corp.	1,054,100	5,322,121
		15,445,778
Diversified Metals & Mining - 17.3%
Anglo American PLC (United Kingdom)	343,312	8,812,357
BHP Billiton Ltd.	810,308	19,862,641
BHP Billiton PLC	512,896	10,878,801
Boliden AB	80,700	2,170,092
Compass Minerals International, Inc. (b)	50,000	2,824,000
Grupo Mexico SA de CV Series B	742,620	1,956,102
Ivanhoe Mines Ltd. (a)	767,900	1,906,486
MMC Norilsk Nickel PJSC	38,400	10,712,296
MMC Norilsk Nickel PJSC sponsored ADR	55,400	1,534,580
Rio Tinto PLC	435,956	22,696,663
South32 Ltd.	1,141,097	1,996,841
Teck Resources Ltd. Class B (sub. vtg.)	132,300	2,091,326
		87,442,185
Gold - 8.0%
Agnico Eagle Mines Ltd. (Canada)	75,200	4,621,851
Barrick Gold Corp. (Canada)	496,347	8,622,291
Franco-Nevada Corp.	55,871	5,421,239
Kirkland Lake Gold Ltd.	61,900	2,906,776
Newcrest Mining Ltd.	173,142	3,779,401
Newmont Goldcorp Corp.	255,900	10,166,907
Royal Gold, Inc.	43,200	4,987,008
		40,505,473
Silver - 1.6%
Wheaton Precious Metals Corp.	295,300	8,277,637
Steel - 5.9%
Commercial Metals Co.	150,300	2,905,299
Fortescue Metals Group Ltd.	550,930	3,372,037
JFE Holdings, Inc.	188,000	2,351,437
Nippon Steel & Sumitomo Metal Corp.	111,600	1,628,862
Nucor Corp.	116,792	6,289,249
POSCO	11,044	1,992,174
Reliance Steel & Aluminum Co.	50,900	5,906,436
Steel Dynamics, Inc.	137,600	4,177,536
Thyssenkrupp AG (b)	93,500	1,334,270
		29,957,300

TOTAL METALS & MINING		185,847,325

Oil, Gas & Consumable Fuels - 29.9%
Integrated Oil & Gas - 22.7%
BP PLC	2,111,901	13,392,335
Chevron Corp.	189,200	21,973,688
Equinor ASA	125,100	2,313,959
Exxon Mobil Corp.	288,000	19,460,160
Gazprom OAO	1,429,600	5,799,397
Lukoil PJSC sponsored ADR	57,100	5,250,916
Occidental Petroleum Corp.	109,400	4,430,700
Royal Dutch Shell PLC:
Class A (United Kingdom)	724,241	20,994,369
Class B (United Kingdom)	60,359	1,738,326
Suncor Energy, Inc.	171,632	5,102,960
Total SA	278,181	14,706,941
		115,163,751
Oil & Gas Exploration & Production - 6.7%
Cabot Oil & Gas Corp.	96,600	1,800,624
Canadian Natural Resources Ltd.	92,500	2,332,340
ConocoPhillips Co.	162,800	8,986,560
Devon Energy Corp.	43,500	882,180
Diamondback Energy, Inc.	40,100	3,438,976
Hess Corp.	20,400	1,341,300
Lundin Petroleum AB	49,300	1,627,727
Magnolia Oil & Gas Corp. Class A (a)	231,000	2,268,420
Noble Energy, Inc.	88,600	1,706,436
NOVATEK OAO GDR (Reg. S)	11,700	2,503,800
Parsley Energy, Inc. Class A	139,300	2,202,333
Pioneer Natural Resources Co.	38,910	4,786,708
		33,877,404
Oil & Gas Refining & Marketing - 0.5%
Neste Oyj	75,000	2,706,833

TOTAL OIL, GAS & CONSUMABLE FUELS		151,747,988

Paper & Forest Products - 8.5%
Forest Products - 0.3%
Svenska Cellulosa AB (SCA) (B Shares)	163,500	1,665,533
Paper Products - 8.2%
Mondi PLC	281,191	5,818,746
Nine Dragons Paper (Holdings) Ltd.	2,600,000	2,255,407
Oji Holdings Corp.	406,000	2,099,118
Sappi Ltd.	352,406	904,891
Stora Enso Oyj (R Shares)	618,100	8,013,891
Suzano Papel e Celulose SA	632,445	5,147,240
UPM-Kymmene Corp.	528,200	17,166,417
		41,405,710

TOTAL PAPER & FOREST PRODUCTS		43,071,243

TOTAL COMMON STOCKS
(Cost $558,056,583)		497,558,726

Nonconvertible Preferred Stocks - 0.9%
Oil, Gas & Consumable Fuels - 0.9%
Integrated Oil & Gas - 0.9%
Petroleo Brasileiro SA - Petrobras (PN) sponsored ADR (non-vtg.)
(Cost $3,754,429)	299,800	4,523,982

Money Market Funds - 0.5%
Fidelity Securities Lending Cash Central Fund 1.84% (c)(d)
(Cost $2,264,963)	2,264,659	2,264,885
TOTAL INVESTMENT IN SECURITIES - 99.6%
(Cost $564,075,975)		504,347,593
NET OTHER ASSETS (LIABILITIES) - 0.4%		2,274,630
NET ASSETS - 100%		$506,622,223

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$202,025
Fidelity Securities Lending Cash Central Fund	157,189
Total	$359,214

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$497,558,726	$368,013,976	$129,544,750	$--
Nonconvertible Preferred Stocks	4,523,982	4,523,982	--	--
Money Market Funds	2,264,885	2,264,885	--	--
Total Investments in Securities:	$504,347,593	$374,802,843	$129,544,750	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	38.4%
United Kingdom	17.1%
Canada	16.6%
Australia	5.7%
Finland	5.5%
Russia	5.1%
France	2.9%
Bermuda	2.2%
Brazil	1.9%
Japan	1.2%
Sweden	1.0%
Others (Individually Less Than 1%)	2.4%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2019
Assets
Investment in securities, at value (including securities loaned of $2,158,500) — See accompanying schedule: Unaffiliated issuers (cost $561,811,012)	$502,082,708
Fidelity Central Funds (cost $2,264,963)	2,264,885
Total Investment in Securities (cost $564,075,975)		$504,347,593
Foreign currency held at value (cost $347)		350
Receivable for investments sold		11,734,308
Receivable for fund shares sold		222,368
Dividends receivable		451,569
Distributions receivable from Fidelity Central Funds		5,831
Prepaid expenses		951
Other receivables		16,412
Total assets		516,779,382
Liabilities
Payable to custodian bank	$1,246,180
Payable for fund shares redeemed	6,175,949
Accrued management fee	291,536
Distribution and service plan fees payable	16,832
Other affiliated payables	96,414
Other payables and accrued expenses	65,478
Collateral on securities loaned	2,264,770
Total liabilities		10,157,159
Net Assets		$506,622,223
Net Assets consist of:
Paid in capital		$628,422,209
Total accumulated earnings (loss)		(121,799,986)
Net Assets		$506,622,223
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($25,779,367 ÷ 2,122,687 shares)(a)		$12.14
Maximum offering price per share (100/94.25 of $12.14)		$12.88
Class M:
Net Asset Value and redemption price per share ($5,415,965 ÷ 446,976 shares)(a)		$12.12
Maximum offering price per share (100/96.50 of $12.12)		$12.56
Class C:
Net Asset Value and offering price per share ($11,294,123 ÷ 941,900 shares)(a)		$11.99
Global Commodity Stock:
Net Asset Value, offering price and redemption price per share ($257,011,470 ÷ 21,144,548 shares)		$12.15
Class I:
Net Asset Value, offering price and redemption price per share ($102,632,658 ÷ 8,437,598 shares)		$12.16
Class Z:
Net Asset Value, offering price and redemption price per share ($104,488,640 ÷ 8,592,831 shares)		$12.16

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2019
Investment Income
Dividends		$22,994,575
Income from Fidelity Central Funds (including $157,189 from security lending)		359,214
Income before foreign taxes withheld		23,353,789
Less foreign taxes withheld		(1,310,824)
Total income		22,042,965
Expenses
Management fee	$3,662,280
Transfer agent fees	1,263,558
Distribution and service plan fees	246,773
Accounting and security lending fees	273,675
Custodian fees and expenses	32,296
Independent trustees' fees and expenses	3,049
Registration fees	122,303
Audit	65,590
Legal	2,074
Miscellaneous	3,743
Total expenses before reductions	5,675,341
Expense reductions	(31,004)
Total expenses after reductions		5,644,337
Net investment income (loss)		16,398,628
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(47,517,835)
Fidelity Central Funds	(393)
Foreign currency transactions	13,636
Total net realized gain (loss)		(47,504,592)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	29,427,781
Fidelity Central Funds	198
Assets and liabilities in foreign currencies	5,231
Total change in net unrealized appreciation (depreciation)		29,433,210
Net gain (loss)		(18,071,382)
Net increase (decrease) in net assets resulting from operations		$(1,672,754)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2019	Year ended October 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$16,398,628	$10,318,695
Net realized gain (loss)	(47,504,592)	33,085,884
Change in net unrealized appreciation (depreciation)	29,433,210	(46,889,653)
Net increase (decrease) in net assets resulting from operations	(1,672,754)	(3,485,074)
Distributions to shareholders	(11,167,623)	(7,402,151)
Share transactions - net increase (decrease)	(28,451,076)	129,504,630
Redemption fees	–	181
Total increase (decrease) in net assets	(41,291,453)	118,617,586
Net Assets
Beginning of period	547,913,676	429,296,090
End of period	$506,622,223	$547,913,676

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Global Commodity Stock Fund Class A

Years ended October 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$12.42	$12.56	$10.73	$10.05	$13.25
Income from Investment Operations
Net investment income (loss)A	.35	.21	.12	.11	.22
Net realized and unrealized gain (loss)	(.41)	(.22)	1.86	.79	(3.25)
Total from investment operations	(.06)	(.01)	1.98	.90	(3.03)
Distributions from net investment income	(.20)	(.09)	(.08)	(.21)	(.14)
Distributions from net realized gain	(.02)	(.05)	(.07)	(.01)	(.03)
Total distributions	(.22)	(.13)B	(.15)	(.22)	(.17)
Redemption fees added to paid in capitalA	–	–C	–C	–C	–C
Net asset value, end of period	$12.14	$12.42	$12.56	$10.73	$10.05
Total ReturnD,E	(.44)%	(.05)%	18.53%	9.29%	(23.16)%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.29%	1.28%	1.33%	1.38%	1.34%
Expenses net of fee waivers, if any	1.28%	1.28%	1.33%	1.38%	1.34%
Expenses net of all reductions	1.28%	1.27%	1.32%	1.37%	1.34%
Net investment income (loss)	2.86%	1.55%	1.07%	1.18%	1.85%
Supplemental Data
Net assets, end of period (000 omitted)	$25,779	$27,258	$29,920	$34,791	$31,391
Portfolio turnover rateH	55%	70%	81%	85%	77%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.13 per share is comprised of distributions from net investment income of $.086 and distributions from net realized gain of $.047 per share.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Global Commodity Stock Fund Class M

Years ended October 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$12.39	$12.53	$10.72	$10.02	$13.21
Income from Investment Operations
Net investment income (loss)A	.31	.16	.09	.09	.19
Net realized and unrealized gain (loss)	(.40)	(.20)	1.84	.79	(3.25)
Total from investment operations	(.09)	(.04)	1.93	.88	(3.06)
Distributions from net investment income	(.16)	(.06)	(.05)	(.17)	(.10)
Distributions from net realized gain	(.02)	(.05)	(.07)	(.01)	(.03)
Total distributions	(.18)	(.10)B	(.12)	(.18)	(.13)
Redemption fees added to paid in capitalA	–	–C	–C	–C	–C
Net asset value, end of period	$12.12	$12.39	$12.53	$10.72	$10.02
Total ReturnD,E	(.70)%	(.30)%	18.09%	9.08%	(23.40)%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.59%	1.59%	1.62%	1.65%	1.63%
Expenses net of fee waivers, if any	1.59%	1.59%	1.62%	1.65%	1.63%
Expenses net of all reductions	1.59%	1.58%	1.61%	1.64%	1.62%
Net investment income (loss)	2.55%	1.24%	.78%	.90%	1.57%
Supplemental Data
Net assets, end of period (000 omitted)	$5,416	$7,200	$6,876	$6,068	$6,335
Portfolio turnover rateH	55%	70%	81%	85%	77%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.10 per share is comprised of distributions from net investment income of $.055 and distributions from net realized gain of $.047 per share.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Global Commodity Stock Fund Class C

Years ended October 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$12.26	$12.39	$10.61	$9.92	$13.06
Income from Investment Operations
Net investment income (loss)A	.26	.11	.04	.04	.13
Net realized and unrealized gain (loss)	(.41)	(.19)	1.82	.78	(3.22)
Total from investment operations	(.15)	(.08)	1.86	.82	(3.09)
Distributions from net investment income	(.11)	–	(.01)	(.12)	(.03)
Distributions from net realized gain	(.02)	(.05)	(.07)	(.01)	(.03)
Total distributions	(.12)B	(.05)	(.08)	(.13)	(.05)C
Redemption fees added to paid in capitalA	–	–D	–D	–D	–D
Net asset value, end of period	$11.99	$12.26	$12.39	$10.61	$9.92
Total ReturnE,F	(1.16)%	(.67)%	17.59%	8.46%	(23.74)%
Ratios to Average Net AssetsG,H
Expenses before reductions	2.02%	2.00%	2.07%	2.13%	2.12%
Expenses net of fee waivers, if any	2.02%	1.99%	2.07%	2.13%	2.12%
Expenses net of all reductions	2.01%	1.98%	2.06%	2.12%	2.11%
Net investment income (loss)	2.13%	.84%	.33%	.43%	1.08%
Supplemental Data
Net assets, end of period (000 omitted)	$11,294	$20,793	$14,289	$12,620	$11,274
Portfolio turnover rateI	55%	70%	81%	85%	77%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.12 per share is comprised of distributions from net investment income of $.105 and distributions from net realized gain of $.018 per share.

 C Total distributions of $.05 per share is comprised of distributions from net investment income of $.025 and distributions from net realized gain of $.026 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the contingent deferred sales charge.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Global Commodity Stock Fund

Years ended October 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$12.44	$12.59	$10.77	$10.09	$13.31
Income from Investment Operations
Net investment income (loss)A	.37	.23	.15	.14	.25
Net realized and unrealized gain (loss)	(.41)	(.20)	1.84	.79	(3.27)
Total from investment operations	(.04)	.03	1.99	.93	(3.02)
Distributions from net investment income	(.23)	(.13)	(.11)	(.24)	(.18)
Distributions from net realized gain	(.02)	(.05)	(.07)	(.01)	(.03)
Total distributions	(.25)	(.18)	(.17)B	(.25)	(.20)C
Redemption fees added to paid in capitalA	–	–D	–D	–D	–D
Net asset value, end of period	$12.15	$12.44	$12.59	$10.77	$10.09
Total ReturnE	(.23)%	.23%	18.65%	9.62%	(22.97)%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.06%	1.08%	1.10%	1.13%	1.12%
Expenses net of fee waivers, if any	1.06%	1.08%	1.10%	1.13%	1.12%
Expenses net of all reductions	1.06%	1.06%	1.09%	1.12%	1.11%
Net investment income (loss)	3.08%	1.75%	1.30%	1.43%	2.08%
Supplemental Data
Net assets, end of period (000 omitted)	$257,011	$369,563	$264,557	$228,982	$156,320
Portfolio turnover rateH	55%	70%	81%	85%	77%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.17 per share is comprised of distributions from net investment income of $.105 and distributions from net realized gain of $.068 per share.

 C Total distributions of $.20 per share is comprised of distributions from net investment income of $.178 and distributions from net realized gain of $.026 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Global Commodity Stock Fund Class I

Years ended October 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$12.45	$12.60	$10.76	$10.09	$13.31
Income from Investment Operations
Net investment income (loss)A	.39	.25	.17	.16	.25
Net realized and unrealized gain (loss)	(.41)	(.21)	1.86	.77	(3.26)
Total from investment operations	(.02)	.04	2.03	.93	(3.01)
Distributions from net investment income	(.25)	(.14)	(.12)	(.25)	(.19)
Distributions from net realized gain	(.02)	(.05)	(.07)	(.01)	(.03)
Total distributions	(.27)	(.19)	(.19)	(.26)	(.21)B
Redemption fees added to paid in capitalA	–	–C	–C	–C	–C
Net asset value, end of period	$12.16	$12.45	$12.60	$10.76	$10.09
Total ReturnD	(.06)%	.30%	18.99%	9.63%	(22.93)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.92%	.93%	.96%	1.01%	1.09%
Expenses net of fee waivers, if any	.92%	.93%	.95%	1.01%	1.08%
Expenses net of all reductions	.91%	.91%	.94%	1.00%	1.08%
Net investment income (loss)	3.23%	1.90%	1.45%	1.55%	2.11%
Supplemental Data
Net assets, end of period (000 omitted)	$102,633	$117,981	$113,655	$70,068	$24,841
Portfolio turnover rateG	55%	70%	81%	85%	77%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.21 per share is comprised of distributions from net investment income of $.186 and distributions from net realized gain of $.026 per share.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Global Commodity Stock Fund Class Z

Years ended October 31,	2019	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$12.46	$13.84
Income from Investment Operations
Net investment income (loss)B	.39	(.01)
Net realized and unrealized gain (loss)	(.40)	(1.37)
Total from investment operations	(.01)	(1.38)
Distributions from net investment income	(.27)	–
Distributions from net realized gain	(.02)	–
Total distributions	(.29)	–
Net asset value, end of period	$12.16	$12.46
Total ReturnC,D	.03%	(9.97)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.83%	.89%G
Expenses net of fee waivers, if any	.83%	.89%G
Expenses net of all reductions	.82%	.87%G
Net investment income (loss)	3.32%	(.70)%G
Supplemental Data
Net assets, end of period (000 omitted)	$104,489	$5,118
Portfolio turnover rateH	55%	70%

 A For the period October 2, 2018 (commencement of sale of shares) to October 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2019

1. Organization.

Fidelity Global Commodity Stock Fund (the Fund) is a non-diversified fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Global Commodity Stock, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Effective March 1, 2019, Class C shares will automatically convert to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2019 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2019, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards, expiring capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$28,480,938
Gross unrealized depreciation	(93,053,717)
Net unrealized appreciation (depreciation)	$(64,572,779)
Tax Cost	$568,920,372

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$12,499,395
Capital loss carryforward	$(69,719,306)
Net unrealized appreciation (depreciation) on securities and other investments	$(64,580,074)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(15,327,092)
Long-term	(54,392,214)
Total capital loss carryforward	$(69,719,306)

The tax character of distributions paid was as follows:

	October 31, 2019	October 31, 2018
Ordinary Income	$11,167,623	$ 7,402,151

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $286,101,982 and $308,153,737, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .69% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$66,593	$871
Class M	.25%	.25%	31,241	143
Class C	.75%	.25%	148,939	14,540
			$246,773	$15,554

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$6,398
Class M	863
Class C(a)	1,095
$8,356

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$67,922.25
Class M	19,427.31
Class C	34,143.23
Global Commodity Stock	981,622.28
Class I	147,880.14
Class Z	12,564.04
	$1,263,558

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Prior to April 1, 2019, FSC had a separate agreement with the Fund for administration of the security lending program, based on the number and duration of lending transactions. For the period, the total fees paid for accounting and administration of securities lending were equivalent to an annual rate of .05%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $3,586 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,430 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. For equity securities, lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with NFS, as affiliated borrower. Total fees paid by the Fund to NFS, as lending agent, amounted to $68. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds, and includes $340 from securities loaned to NFS, as affiliated borrower.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $10,850 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $4,153 and a portion of class-level operating expenses as follows:

Amount
Class A	$782
Class M	193
Class C	571
Global Commodity Stock	10,955
Class I	3,278
Class Z	222
$16,001

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2019	Year ended October 31, 2018
Distributions to shareholders
Class A	$483,346	$309,556
Class M	100,322	55,615
Class C	200,915	53,428
Global Commodity Stock	7,706,193	5,313,895
Class I	2,518,989	1,669,657
Class Z	157,858	–
Total	$11,167,623	$7,402,151

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2019	Year ended October 31, 2018(a)	Year ended October 31, 2019	Year ended October 31, 2018(a)
Class A
Shares sold	585,052	961,117	$7,162,948	$12,976,845
Reinvestment of distributions	41,258	24,771	479,423	306,172
Shares redeemed	(698,260)	(1,173,857)	(8,497,822)	(15,724,822)
Net increase (decrease)	(71,950)	(187,969)	$(855,451)	$(2,441,805)
Class M
Shares sold	62,259	228,243	$747,221	$3,056,866
Reinvestment of distributions	8,615	4,488	100,105	55,468
Shares redeemed	(205,121)	(200,167)	(2,471,997)	(2,622,769)
Net increase (decrease)	(134,247)	32,564	$(1,624,671)	$489,565
Class C
Shares sold	211,795	880,029	$2,546,657	$11,853,888
Reinvestment of distributions	17,161	4,237	198,038	52,034
Shares redeemed	(983,587)	(340,536)	(11,964,913)	(4,503,052)
Net increase (decrease)	(754,631)	543,730	$(9,220,218)	$7,402,870
Global Commodity Stock
Shares sold	7,295,499	17,721,753	$88,639,134	$231,763,153
Reinvestment of distributions	615,573	414,534	7,140,644	5,123,639
Shares redeemed	(16,479,603)	(9,429,371)	(193,789,885)	(125,657,701)
Net increase (decrease)	(8,568,531)	8,706,916	$(98,010,107)	$111,229,091
Class I
Shares sold	1,953,699	3,453,489	$23,249,341	$46,712,238
Reinvestment of distributions	137,668	65,617	1,596,951	810,368
Shares redeemed	(3,129,828)	(3,065,738)	(37,373,023)	(39,890,323)
Net increase (decrease)	(1,038,461)	453,368	$(12,526,731)	$7,632,283
Class Z
Shares sold	9,203,502	412,977	$106,244,072	$5,219,125
Reinvestment of distributions	5,496	–	63,640	–
Shares redeemed	(1,027,006)	(2,138)	(12,521,610)	(26,499)
Net increase (decrease)	8,181,992	410,839	$93,786,102	$5,192,626

 (a) Share transactions for Class Z are for the period October 2, 2018 (commencement of sale of shares) to October 31, 2018.

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, VIP FundsManager 60% Portfolio was the owner of record of approximately 11% of the total outstanding shares of the Fund. Mutual funds managed by the investment adviser or its affiliates were the owners of record, in the aggregate, of approximately 23% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Investment Trust and Shareholders of Fidelity Global Commodity Stock Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Global Commodity Stock Fund (one of the funds constituting Fidelity Investment Trust, referred to hereafter as the “Fund”) as of October 31, 2019, the related statement of operations for the year ended October 31, 2019, the statement of changes in net assets for each of the two years in the period ended October 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 11, 2019

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 298 funds. Mr. Chiel oversees 171 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair (2018-present) and Member (2013-present) of the Board of Governors, State University System of Florida and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present) and as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), a Director of Fortune Brands, Inc. (consumer products, 2000-2011), and a member of the Board of Trustees of the University of Florida (2013-2018).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a Director of Andeavor Logistics LP (natural resources logistics, 2015-2018), a Director of Post Oak Bank (privately-held bank, 2004-2018), a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), an Advisory Director of Riverstone Holdings (private investment), a Director of Spinnaker Exploration Company (exploration and production, 2001-2005) and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Executive Vice President of Fidelity SelectCo, LLC (2019-present), Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Executive Vice President of Fidelity SelectCo, LLC (2019-present), Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as Secretary and CLO of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2019-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2019 to October 31, 2019).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Expenses Paid During Period-B May 1, 2019 to October 31, 2019
Class A	1.27%
Actual		$1,000.00	$978.20	$6.33
Hypothetical-C		$1,000.00	$1,018.80	$6.46
Class M	1.57%
Actual		$1,000.00	$977.40	$7.83
Hypothetical-C		$1,000.00	$1,017.29	$7.98
Class C	1.97%
Actual		$1,000.00	$974.80	$9.81
Hypothetical-C		$1,000.00	$1,015.27	$10.01
Global Commodity Stock	1.02%
Actual		$1,000.00	$979.00	$5.09
Hypothetical-C		$1,000.00	$1,020.06	$5.19
Class I	.90%
Actual		$1,000.00	$979.90	$4.49
Hypothetical-C		$1,000.00	$1,020.67	$4.58
Class Z	.84%
Actual		$1,000.00	$980.60	$4.19
Hypothetical-C		$1,000.00	$1,020.97	$4.28

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

Class A designates 42%; Class M designates 51%; Class C designates 71%; Global Commodity Stock designates 36%; Class I designates 34%; and Class Z designates 32% of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class A, Class M, Class C, Global Commodity Stock, Class I, and Class Z designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity Global Commodity Stock Fund
Class A	12/10/18	$0.2271	$0.0111
Class M	12/10/18	$0.1871	$0.0111
Class C	12/10/18	$0.1341	$0.0111
Global Commodity Stock	12/10/18	$0.2601	$0.0111
Class I	12/10/18	$0.2811	$0.0111
Class Z	12/10/18	$0.3001	$0.0111

The fund will notify shareholders in January 2020 of amounts for use in preparing 2019 income tax returns.

GCS-ANN-1219
1.879380.110

Fidelity® Global Equity Income Fund

Annual Report

October 31, 2019

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2019	Past 1 year	Past 5 years	Life of fundA
Fidelity® Global Equity Income Fund	14.60%	7.12%	9.30%

 A From May 2, 2012

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Global Equity Income Fund on May 2, 2012, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI ACWI (All Country World Index) Index performed over the same period.

Period Ending Values
$19,487	Fidelity® Global Equity Income Fund
$19,542	MSCI ACWI (All Country World Index) Index

Management's Discussion of Fund Performance

Market Recap:  Global equities gained 13.06% for the 12 months ending October 31, 2019, according to the MSCI ACWI (All Country World Index) Index. Currency fluctuations were largely modest and varied by region, muting the overall impact on international equity returns. The period began amid a challenging fourth quarter of 2018, when concerns about slowing global economic growth resulted in a -12.67% return for the index. The tide shifted as the calendar turned, as the U.S. Federal Reserve moved from raising interest rates to a more dovish policy, joining many foreign central banks. The index rallied 12.29% in the first quarter of 2019. After a down month in May (-5.88%), due to U.S.–China trade tension, stocks reversed course in June (+6.58%) and finished the second quarter with a 3.73% gain. In July, the Fed cut its policy rate for the first time since 2008, but global stocks retreated in August. Low interest rates around the world and two additional rate cuts by the Fed lifted stocks through the end of October. By sector for the full period, falling U.S. interest rates sparked demand for two high-dividend-yielding sectors, real estate (+23%) and utilities (+22%). Investors favoring growth-oriented stocks boosted information technology (+22%) and consumer discretionary (+16%). Conversely, falling commodity prices hurt energy (-6%). By region, Asia-Pacific ex Japan (+16%), the U.S. (+14%) and Europe ex U.K. (+13%) fared best, while the U.K. (+7%) was held back by its inability to approve a plan to “Brexit” the European Union.

Comments from Portfolio Manager Ramona Persaud:  For the fiscal year, the fund gained 14.60%, topping the benchmark MSCI ACWI (All Country World Index) Index. Versus the benchmark, security selection contributed the past 12 months, led by the information technology, health care, industrials and financials sectors. Conversely, picks in consumer staples and positioning in consumer discretionary detracted from relative performance, as did the fund’s cash position of 5%, on average. By region, my choices in Japan, emerging markets and Asia Pacific ex Japan helped most, whereas an overweighting in the U.K. hurt. A sizable stake in Hoya was the top individual contributor, as shares of the Japanese manufacturer of optical products gained 58%, due in part to strong sales of its contact lenses. It also helped to overweight American Tower (+43%), a real estate investment trust (REIT) that rents towers used to build out current- and next-generation cellular service networks. Conversely, ConocoPhillips was the fund’s largest relative detractor this period. Our shares of the multinational energy giant returned -20%, falling along with the broader energy sector amid a decline in oil prices. An overweighting in tobacco firm Altria Group also detracted, returning about -27% for the fund.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2019
United States of America*	55.5%
Japan	7.9%
United Kingdom	7.1%
Switzerland	4.7%
Canada	4.3%
Netherlands	2.3%
France	2.1%
Germany	1.8%
Taiwan	1.8%
Other	12.5%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2019

% of fund's net assets
Stocks	95.3
Short-Term Investments and Net Other Assets (Liabilities)	4.7

Top Ten Stocks as of October 31, 2019

% of fund's net assets
Microsoft Corp. (United States of America, Software)	4.1
Apple, Inc. (United States of America, Technology Hardware, Storage & Peripherals)	4.0
Hoya Corp. (Japan, Health Care Equipment & Supplies)	2.4
American Tower Corp. (United States of America, Equity Real Estate Investment Trusts (REITs))	2.1
Constellation Software, Inc. (Canada, Software)	2.0
JPMorgan Chase & Co. (United States of America, Banks)	2.0
Amgen, Inc. (United States of America, Biotechnology)	1.9
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	1.8
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	1.7
Wells Fargo & Co. (United States of America, Banks)	1.6
23.6

Top Market Sectors as of October 31, 2019

% of fund's net assets
Financials	18.2
Information Technology	15.6
Health Care	14.9
Consumer Staples	11.8
Industrials	9.5
Communication Services	7.3
Energy	6.8
Consumer Discretionary	5.2
Utilities	2.7
Real Estate	2.1

Schedule of Investments October 31, 2019

Showing Percentage of Net Assets

Common Stocks - 94.9%
	Shares	Value
Bailiwick of Guernsey - 0.2%
Amdocs Ltd.	2,292	$149,438
Bailiwick of Jersey - 0.3%
WPP PLC	18,265	227,939
Belgium - 0.8%
KBC Groep NV	7,398	518,822
Bermuda - 0.8%
Dairy Farm International Holdings Ltd.	3,821	23,030
Hiscox Ltd.	11,653	224,760
IHS Markit Ltd. (a)	4,680	327,694

TOTAL BERMUDA		575,484

Brazil - 0.6%
Equatorial Energia SA	9,600	243,872
Ultrapar Participacoes SA	38,400	180,678

TOTAL BRAZIL		424,550

Canada - 4.3%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	15,856	475,524
Constellation Software, Inc.	1,396	1,378,755
Fairfax Financial Holdings Ltd. (sub. vtg.)	328	138,960
Imperial Oil Ltd.	12,750	317,516
Suncor Energy, Inc.	20,748	616,879

TOTAL CANADA		2,927,634

Cayman Islands - 1.0%
Best Pacific International Holdings Ltd.	131,816	44,513
SITC International Holdings Co. Ltd.	532,994	586,879
Value Partners Group Ltd.	50,625	26,650

TOTAL CAYMAN ISLANDS		658,042

China - 0.5%
Kweichow Moutai Co. Ltd. (A Shares)	2,200	368,213
France - 2.1%
Amundi SA (b)	999	71,308
Elior SA (b)	14,117	182,481
Sanofi SA	6,502	599,401
SR Teleperformance SA	400	90,652
VINCI SA	4,094	459,343

TOTAL FRANCE		1,403,185

Germany - 1.8%
Deutsche Post AG	6,475	229,285
Hannover Reuck SE	1,910	338,279
Linde PLC	1,801	356,034
SAP SE	2,358	312,438

TOTAL GERMANY		1,236,036

Hong Kong - 1.4%
AIA Group Ltd.	55,706	554,733
Techtronic Industries Co. Ltd.	49,670	388,172

TOTAL HONG KONG		942,905

India - 1.3%
HDFC Asset Management Co. Ltd. (b)	3,700	155,851
HDFC Bank Ltd. sponsored ADR	3,438	210,027
Housing Development Finance Corp. Ltd.	5,600	167,946
Reliance Industries Ltd.	15,400	317,185

TOTAL INDIA		851,009

Ireland - 1.2%
Accenture PLC Class A	4,310	799,160
Japan - 7.9%
Aucnet, Inc.	1,940	26,645
Daiichikosho Co. Ltd.	10,603	504,038
Daiwa Industries Ltd.	15,000	168,273
Hoya Corp.	18,722	1,654,599
Inaba Denki Sangyo Co. Ltd.	7,164	329,105
Japan Meat Co. Ltd.	26,650	545,120
Minebea Mitsumi, Inc.	20,537	390,029
Mitani Shoji Co. Ltd.	3,821	191,968
Nippon Telegraph & Telephone Corp.	8,024	398,335
Nitori Holdings Co. Ltd.	1,337	203,506
Ryohin Keikaku Co. Ltd.	1,910	42,521
Sony Corp.	8,024	488,414
Tsuruha Holdings, Inc.	3,725	419,020

TOTAL JAPAN		5,361,573

Kenya - 0.6%
Safaricom Ltd.	1,452,500	418,314
Liberia - 0.5%
Royal Caribbean Cruises Ltd.	2,889	314,410
Luxembourg - 1.3%
B&M European Value Retail SA	189,658	909,729
Multi-National - 0.8%
HKT Trust/HKT Ltd. unit	335,843	522,458
Netherlands - 2.3%
NXP Semiconductors NV	5,964	677,988
Unilever NV	14,551	859,311

TOTAL NETHERLANDS		1,537,299

Nigeria - 0.1%
Guaranty Trust Bank PLC	589,828	40,543
Norway - 0.4%
Equinor ASA	15,152	280,265
Sweden - 0.3%
Indutrade AB	5,636	173,475
Switzerland - 4.7%
Alcon, Inc. (a)	1,146	67,923
Banque Cantonale Vaudoise	420	329,103
Chubb Ltd.	4,173	636,049
Nestle SA (Reg. S)	9,117	975,349
Roche Holding AG (participation certificate)	3,821	1,149,953

TOTAL SWITZERLAND		3,158,377

Taiwan - 1.8%
Taiwan Semiconductor Manufacturing Co. Ltd.	124,000	1,212,885
United Kingdom - 7.1%
AstraZeneca PLC sponsored ADR	19,454	953,830
BP PLC	82,498	523,150
British American Tobacco PLC (United Kingdom)	8,795	307,613
Cineworld Group PLC	49,284	142,172
Cranswick PLC	2,006	80,657
Diageo PLC	11,080	453,515
Hilton Food Group PLC (c)	55,974	736,660
Imperial Brands PLC	5,785	126,822
London Stock Exchange Group PLC	1,900	171,226
Micro Focus International PLC	17,314	237,638
Moneysupermarket.com Group PLC	54,071	240,310
Reckitt Benckiser Group PLC	5,158	399,134
St. James's Place Capital PLC	11,208	151,135
Standard Life PLC	38,160	150,022
Victrex PLC	5,540	157,590

TOTAL UNITED KINGDOM		4,831,474

United States of America - 50.8%
Altria Group, Inc.	10,766	482,209
Ameren Corp.	7,109	552,369
American Tower Corp.	6,417	1,399,419
AMETEK, Inc.	10,398	952,977
Amgen, Inc.	6,147	1,310,848
Apple, Inc.	10,819	2,691,334
Bank of America Corp.	33,444	1,045,794
Becton, Dickinson & Co.	3,543	907,008
Berkshire Hathaway, Inc. Class B (a)	1,624	345,230
Bristol-Myers Squibb Co.	11,319	649,371
Capital One Financial Corp.	8,451	788,056
Charter Communications, Inc. Class A (a)	878	410,781
Chevron Corp.	7,698	894,046
Cigna Corp.	1,242	221,647
Citigroup, Inc.	4,932	354,414
Comcast Corp. Class A	17,409	780,271
ConocoPhillips Co.	10,544	582,029
Corteva, Inc.	2,338	61,676
Danaher Corp.	3,630	500,287
Diamond Hill Investment Group, Inc.	955	134,521
Dow, Inc.	3,293	166,264
DowDuPont, Inc.	2,338	154,098
Eli Lilly & Co.	3,694	420,931
Equifax, Inc.	1,624	222,017
Fortive Corp.	3,754	259,026
General Dynamics Corp.	1,404	248,227
General Electric Co.	45,020	449,300
Huntington Bancshares, Inc.	5,922	83,678
Interpublic Group of Companies, Inc.	9,563	207,995
Johnson & Johnson	5,623	742,461
JPMorgan Chase & Co.	10,894	1,360,878
Kroger Co.	5,603	138,058
Lowe's Companies, Inc.	8,117	905,938
M&T Bank Corp.	1,051	164,513
Marsh & McLennan Companies, Inc.	2,388	247,445
McCormick & Co., Inc. (non-vtg.)	669	107,502
MetLife, Inc.	5,158	241,343
Microsoft Corp.	19,187	2,750,837
MSCI, Inc.	1,642	385,148
NextEra Energy, Inc.	1,433	341,541
Northrop Grumman Corp.	860	303,133
NRG Energy, Inc.	7,833	314,260
PepsiCo, Inc.	6,240	855,941
Philip Morris International, Inc.	2,675	217,852
Phillips 66 Co.	3,343	390,529
PVH Corp.	1,719	149,828
Qualcomm, Inc.	4,076	327,873
S&P Global, Inc.	1,595	411,494
SunTrust Banks, Inc.	11,514	786,867
T-Mobile U.S., Inc. (a)	1,337	110,516
The J.M. Smucker Co.	3,128	330,567
The Travelers Companies, Inc.	2,770	363,036
The Walt Disney Co.	4,179	542,936
U.S. Bancorp	8,110	462,432
United Technologies Corp.	3,658	525,216
UnitedHealth Group, Inc.	4,104	1,037,081
Valero Energy Corp.	4,403	427,003
Verizon Communications, Inc.	11,650	704,476
Vistra Energy Corp.	6,877	185,885
WEC Energy Group, Inc.	2,483	234,395
Wells Fargo & Co.	21,038	1,086,192

TOTAL UNITED STATES OF AMERICA		34,428,999

TOTAL COMMON STOCKS
(Cost $46,646,024)		64,272,218

Nonconvertible Preferred Stocks - 0.4%
Brazil - 0.4%
Itau Unibanco Holding SA
(Cost $291,976)	32,550	294,050

Money Market Funds - 4.2%
Fidelity Cash Central Fund 1.83% (d)	2,736,837	2,737,384
Fidelity Securities Lending Cash Central Fund 1.84% (d)(e)	132,527	132,540
TOTAL MONEY MARKET FUNDS
(Cost $2,869,920)		2,869,924
TOTAL INVESTMENT IN SECURITIES - 99.5%
(Cost $49,807,920)		67,436,192
NET OTHER ASSETS (LIABILITIES) - 0.5%		327,938
NET ASSETS - 100%		$67,764,130

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $409,640 or 0.6% of net assets.

 (c) Security or a portion of the security is on loan at period end.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$75,475
Fidelity Securities Lending Cash Central Fund	4,184
Total	$79,659

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$4,970,231	$3,317,461	$1,652,770	$--
Consumer Discretionary	3,508,295	2,702,696	805,599	--
Consumer Staples	7,902,097	4,411,103	3,490,994	--
Energy	4,529,280	3,688,945	840,335	--
Financials	12,440,505	11,364,099	1,076,406	--
Health Care	10,215,340	6,811,387	3,403,953	--
Industrials	6,294,771	4,240,345	2,054,426	--
Information Technology	10,538,346	8,775,385	1,762,961	--
Materials	895,662	895,662	--	--
Real Estate	1,399,419	1,399,419	--	--
Utilities	1,872,322	1,872,322	--	--
Money Market Funds	2,869,924	2,869,924	--	--
Total Investments in Securities:	$67,436,192	$52,348,748	$15,087,444	$--

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2019
Assets
Investment in securities, at value (including securities loaned of $123,582) — See accompanying schedule: Unaffiliated issuers (cost $46,938,000)	$64,566,268
Fidelity Central Funds (cost $2,869,920)	2,869,924
Total Investment in Securities (cost $49,807,920)		$67,436,192
Foreign currency held at value (cost $9,351)		9,351
Receivable for investments sold		423,222
Receivable for fund shares sold		16,629
Dividends receivable		159,687
Distributions receivable from Fidelity Central Funds		4,200
Prepaid expenses		125
Other receivables		286
Total assets		68,049,692
Liabilities
Payable for fund shares redeemed	$30,511
Accrued management fee	37,792
Other affiliated payables	12,603
Other payables and accrued expenses	72,116
Collateral on securities loaned	132,540
Total liabilities		285,562
Net Assets		$67,764,130
Net Assets consist of:
Paid in capital		$50,126,620
Total accumulated earnings (loss)		17,637,510
Net Assets, for 4,627,845 shares outstanding		$67,764,130
Net Asset Value, offering price and redemption price per share ($67,764,130 ÷ 4,627,845 shares)		$14.64

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2019
Investment Income
Dividends		$1,879,433
Interest		152
Income from Fidelity Central Funds (including $4,184 from security lending)		79,659
Income before foreign taxes withheld		1,959,244
Less foreign taxes withheld		(71,764)
Total income		1,887,480
Expenses
Management fee	$461,813
Transfer agent fees	124,100
Accounting and security lending fees	34,808
Custodian fees and expenses	10,375
Independent trustees' fees and expenses	383
Registration fees	22,837
Audit	74,365
Legal	1,449
Miscellaneous	415
Total expenses before reductions	730,545
Expense reductions	(1,689)
Total expenses after reductions		728,856
Net investment income (loss)		1,158,624
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	19,235
Redemptions in-kind with affiliated entities	757,012
Fidelity Central Funds	(17)
Foreign currency transactions	(1,187)
Total net realized gain (loss)		775,043
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $22,024)	7,034,268
Fidelity Central Funds	4
Assets and liabilities in foreign currencies	1,485
Total change in net unrealized appreciation (depreciation)		7,035,757
Net gain (loss)		7,810,800
Net increase (decrease) in net assets resulting from operations		$8,969,424

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2019	Year ended October 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,158,624	$1,363,605
Net realized gain (loss)	775,043	3,307,849
Change in net unrealized appreciation (depreciation)	7,035,757	(5,807,416)
Net increase (decrease) in net assets resulting from operations	8,969,424	(1,135,962)
Distributions to shareholders	(3,744,013)	(2,362,860)
Share transactions
Proceeds from sales of shares	9,211,621	13,947,450
Reinvestment of distributions	3,534,334	2,226,993
Cost of shares redeemed	(18,738,835)	(25,151,825)
Net increase (decrease) in net assets resulting from share transactions	(5,992,880)	(8,977,382)
Redemption fees	–	1,273
Total increase (decrease) in net assets	(767,469)	(12,474,931)
Net Assets
Beginning of period	68,531,599	81,006,530
End of period	$67,764,130	$68,531,599
Other Information
Shares
Sold	679,429	967,487
Issued in reinvestment of distributions	274,729	156,544
Redeemed	(1,389,982)	(1,759,434)
Net increase (decrease)	(435,824)	(635,403)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Global Equity Income Fund

Years ended October 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$13.53	$14.21	$12.06	$12.12	$12.87
Income from Investment Operations
Net investment income (loss)A	.23	.25	.17	.15	.16
Net realized and unrealized gain (loss)	1.63	(.50)	2.15	.11	.21
Total from investment operations	1.86	(.25)	2.32	.26	.37
Distributions from net investment income	(.24)	(.25)	(.17)	(.15)	(.16)
Distributions from net realized gain	(.51)	(.18)	–	(.16)	(.95)
Total distributions	(.75)	(.43)	(.17)	(.32)B	(1.12)C
Redemption fees added to paid in capitalA	–	–D	–D	–D	–D
Net asset value, end of period	$14.64	$13.53	$14.21	$12.06	$12.12
Total ReturnE	14.60%	(1.88)%	19.31%	2.13%	2.93%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.09%	1.06%	1.13%	1.18%	1.15%
Expenses net of fee waivers, if any	1.09%	1.06%	1.13%	1.18%	1.15%
Expenses net of all reductions	1.08%	1.05%	1.13%	1.18%	1.14%
Net investment income (loss)	1.72%	1.75%	1.29%	1.24%	1.27%
Supplemental Data
Net assets, end of period (000 omitted)	$67,764	$68,532	$81,007	$71,675	$67,926
Portfolio turnover rateH	20%I	34%	37%	40%	64%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.32 per share is comprised of distributions from net investment income of $.153 and distributions from net realized gain of $.162 per share.

 C Total distributions of $1.12 per share is comprised of distributions from net investment income of $.164 and distributions from net realized gain of $.954 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2019

1. Organization.

Fidelity Global Equity Income Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2019 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2019, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), redemptions in kind, partnerships and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$19,310,603
Gross unrealized depreciation	(1,692,654)
Net unrealized appreciation (depreciation)	$17,617,949
Tax Cost	$49,818,243

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$22,614
Undistributed long-term capital gain	$19,736
Net unrealized appreciation (depreciation) on securities and other investments	$17,617,183

The tax character of distributions paid was as follows:

	October 31, 2019	October 31, 2018
Ordinary Income	$1,194,063	$ 1,346,877
Long-term Capital Gains	2,549,950	1,015,983
Total	$3,744,013	$ 2,362,860

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $12,751,785 and $20,943,957, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .69% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .18% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Prior to April 1, 2019, FSC had a separate agreement with the Fund for administration of the security lending program, based on the number and duration of lending transactions. For the period, the total fees paid for accounting and administration of securities lending were equivalent to an annual rate of .05%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $208 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Affiliated Redemptions In-Kind. During the period, 209,612 shares of the Fund were redeemed in-kind for investments and cash with a value of $2,873,785. The net realized gain of $757,012 on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. The Fund recognized no gain or loss for federal income tax purposes.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $179 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. For equity securities, lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. During the period, there were no securities loaned to NFS.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $863 for the period. Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $309.

In addition, during the period the investment adviser reimbursed and/or waived a portion of operating expenses in the amount of $517.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity Global Equity Income Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Global Equity Income Fund (the “Fund”), a fund of Fidelity Investment Trust , including the schedule of investments, as of October 31, 2019, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodians and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 13, 2019

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 298 funds. Mr. Chiel oversees 171 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair (2018-present) and Member (2013-present) of the Board of Governors, State University System of Florida and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present) and as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), a Director of Fortune Brands, Inc. (consumer products, 2000-2011), and a member of the Board of Trustees of the University of Florida (2013-2018).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a Director of Andeavor Logistics LP (natural resources logistics, 2015-2018), a Director of Post Oak Bank (privately-held bank, 2004-2018), a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), an Advisory Director of Riverstone Holdings (private investment), a Director of Spinnaker Exploration Company (exploration and production, 2001-2005) and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Executive Vice President of Fidelity SelectCo, LLC (2019-present), Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Executive Vice President of Fidelity SelectCo, LLC (2019-present), Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as Secretary and CLO of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2019-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2019 to October 31, 2019).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Expenses Paid During Period-B May 1, 2019 to October 31, 2019
Actual	1.03%	$1,000.00	$1,054.40	$5.33
Hypothetical-C		$1,000.00	$1,020.01	$5.24

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Global Equity Income Fund voted to pay on December 16, 2019, to shareholders of record at the opening of business on December 13, 2019, a distribution of $0.006 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.029 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2019, $47,250, or, if subsequently determined to be different, the net capital gain of such year.

A total of 1.03% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates 71%, 68%, 68%, and 68% of the dividends distributed in December, April, July, and October, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2020 of amounts for use in preparing 2019 income tax returns.

GED-ANN-1219
1.938162.107

Fidelity® Series Emerging Markets Fund

Fidelity® Series Emerging Markets Opportunities Fund

Fidelity® Series International Growth Fund

Fidelity® Series International Small Cap Fund

Fidelity® Series International Value Fund

Annual Report

October 31, 2019

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Fidelity® Series Emerging Markets Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Fidelity® Series Emerging Markets Opportunities Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Fidelity® Series International Growth Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Fidelity® Series International Small Cap Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Fidelity® Series International Value Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Funds nor Fidelity Distributors Corporation is a bank.

Fidelity® Series Emerging Markets Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2019	Past 1 year	Life of fundA
Fidelity® Series Emerging Markets Fund	7.33%	(4.11)%

 A From August 29, 2018

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Series Emerging Markets Fund on August 29, 2018, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI Emerging Markets Index performed over the same period.

Period Ending Values
$9,520	Fidelity® Series Emerging Markets Fund
$10,026	MSCI Emerging Markets Index

Fidelity® Series Emerging Markets Fund

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index gained 11.47% for the 12 months ending October 31, 2019, as international stocks reflected a confluence of factors, including escalating trade tension, and moderating but still positive global economic growth. Currency fluctuations were largely modest and varied by region, muting the overall impact on international equity returns. In late December, the U.S. Federal Reserve shifted from raising interest rates to a more dovish policy in 2019, joining many foreign central banks. In June, international stocks rose 6.03%, as policy stimulus in China stabilized that country’s economic growth. The Fed cut its policy rate in July for the first time since 2008. However, the index returned -1.21% for the month, followed by -3.08% in August. In September, the Fed cut its policy rate another quarter point, citing concerns about slowing economic growth and muted inflation, and did the same in October, leading to monthly gains of 2.59% and 3.49%, respectively. For the full 12 months, the growth-oriented information technology sector (+22%) led the way, followed by utilities (+20%) and real estate (+18%), two high-dividend-yielding categories. Conversely, energy was roughly flat, while materials (+6%) and communication services (7%) also lagged. By region, Asia Pacific ex Japan (+16%), Europe ex U.K (+13%), Canada (+12%) and emerging markets (+12%) fared best. Meanwhile, the U.K. (+7%) and Japan (+10%) trailed the broader market.

Comments from Portfolio Manager Rahul Desai:  For the year, the fund returned 7.33%, trailing the 11.89% return of the benchmark MSCI Emerging Markets Index. Versus the benchmark, stock selection in the consumer staples, energy, health care, information technology and financials sectors meaningfully detracted from fund performance, as did an underweighting in consumer discretionary and an overweighting in health care. Geographically, picks in the fund’s core emerging markets segment hurt the most, although non-benchmark exposure to the U.K. also weighed on the fund's relative return. A sizable overweighting in Hyundai Fire & Marine Insurance, based in South Korea, detracted more than any other individual fund position. Other noteworthy relative detractors included an overweighting in China Resources Pharmaceutical Group, and non-benchmark positions in London-based NMC Health and British American Tobacco. The latter two stocks were sold from the fund by period end. Conversely, stock picking in industrials and communication services added meaningful value, along with a large underweighting in the materials sector. By region, non-benchmark investments in Asia-Pacific ex-Japan worked in the fund's favor. A large non-benchmark stake in India-based HDFC Bank, the fund’s second-largest holding at period end, contributed notably, as did non-benchmark positions in SITC International Holdings – a niche shipping and logistics company based in Hong Kong – and Shanghai International Airport.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Series Emerging Markets Fund

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2019
India	18.2%
Cayman Islands	14.1%
United States of America*	11.5%
Taiwan	9.4%
Korea (South)	7.3%
Hong Kong	5.4%
Brazil	4.7%
Philippines	3.3%
South Africa	3.2%
Other	22.9%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2019

% of fund's net assets
Stocks and Equity Futures	91.5
Short-Term Investments and Net Other Assets (Liabilities)	8.5

Top Ten Stocks as of October 31, 2019

% of fund's net assets
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	4.5
HDFC Bank Ltd. sponsored ADR (India, Banks)	4.4
Tencent Holdings Ltd. (Cayman Islands, Interactive Media & Services)	4.2
AMOREPACIFIC Group, Inc. (Korea (South), Personal Products)	2.9
SITC International Holdings Co. Ltd. (Cayman Islands, Marine)	2.5
Oil Search Ltd. ADR (Papua New Guinea, Oil, Gas & Consumable Fuels)	2.5
Tata Global Beverages Ltd. (India, Food Products)	2.2
Voltronic Power Technology Corp. (Taiwan, Electrical Equipment)	2.2
Samsung Electronics Co. Ltd. (Korea (South), Technology Hardware, Storage & Peripherals)	2.0
Safaricom Ltd. (Kenya, Wireless Telecommunication Services)	1.9
29.3

Top Market Sectors as of October 31, 2019

% of fund's net assets
Financials	24.9
Information Technology	13.0
Consumer Staples	12.5
Industrials	9.6
Communication Services	9.2
Energy	6.0
Consumer Discretionary	5.5
Health Care	2.5
Materials	2.3
Real Estate	1.9

Fidelity® Series Emerging Markets Fund

Schedule of Investments October 31, 2019

Showing Percentage of Net Assets

Common Stocks - 88.5%
	Shares	Value
Bermuda - 2.4%
Credicorp Ltd.	138,855	$29,735,798
Dairy Farm International Holdings Ltd.	3,307,100	19,932,929

TOTAL BERMUDA		49,668,727

Brazil - 4.7%
Equatorial Energia SA	921,361	23,405,625
IRB Brasil Resseguros SA	3,523,800	33,203,940
Ultrapar Participacoes SA	8,550,500	40,231,376

TOTAL BRAZIL		96,840,941

Cayman Islands - 14.1%
ASM Pacific Technology Ltd.	1,789,700	24,989,282
Best Pacific International Holdings Ltd.	44,882,500	15,156,338
Greatview Aseptic Pack Co. Ltd.	50,950,000	25,676,413
JD.com, Inc. sponsored ADR (a)	663,327	20,662,636
Pico Far East Holdings Ltd.	29,891,200	10,195,077
SITC International Holdings Co. Ltd.	47,593,000	52,404,591
Tencent Holdings Ltd.	2,128,000	86,317,888
TK Group Holdings Ltd.	38,776,000	18,251,918
Vinda International Holdings Ltd.	20,133,000	37,948,697

TOTAL CAYMAN ISLANDS		291,602,840

Chile - 2.7%
Banco de Chile	295,245,700	38,020,448
Compania Cervecerias Unidas SA	1,152,200	11,496,986
Quinenco SA	2,879,181	6,302,285

TOTAL CHILE		55,819,719

China - 1.0%
Shenzhen Inovance Technology Co. Ltd. (A Shares)	5,592,665	19,786,623
Hong Kong - 5.4%
AIA Group Ltd.	4,016,400	39,996,214
China Resources Pharmaceutical Group Ltd. (b)	37,841,649	34,947,060
Far East Horizon Ltd.	38,405,779	36,360,412

TOTAL HONG KONG		111,303,686

India - 18.2%
Axis Bank Ltd. GDR (Reg. S)	622,668	32,316,469
CCL Products (India) Ltd. (a)	1,654,094	4,804,563
Cyient Ltd.	3,900,380	22,347,283
HDFC Bank Ltd. sponsored ADR	1,475,235	90,122,106
Hemisphere Properties India Ltd. (a)(c)	5,529,627	12,604,870
Hindustan Oil Exploration Co. Ltd. (a)	264,331	371,740
Lupin Ltd. (a)	1,618,467	16,986,465
Maruti Suzuki India Ltd.	291,100	30,993,961
Redington India Ltd.	7,353,727	12,286,394
SH Kelkar & Co. Ltd. (a)(b)(d)	9,172,396	16,015,747
Sunteck Realty Ltd. (a)	4,659,965	27,237,936
Tata Communications Ltd.	6,539,641	32,403,545
Tata Consultancy Services Ltd.	768,600	24,478,377
Tata Global Beverages Ltd.	10,340,553	46,144,739
Zensar Technologies Ltd.	2,753,105	6,909,349

TOTAL INDIA		376,023,544

Indonesia - 0.8%
PT Bank Central Asia Tbk	7,797,400	17,453,136
Kenya - 1.9%
Safaricom Ltd.	140,092,400	40,346,069
Korea (South) - 7.3%
AMOREPACIFIC Group, Inc.	819,174	59,217,904
Hyundai Fire & Marine Insurance Co. Ltd.	762,001	16,440,818
KB Financial Group, Inc.	866,601	31,014,799
Leeno Industrial, Inc.	63,701	2,895,772
Samsung Electronics Co. Ltd.	941,467	40,545,452

TOTAL KOREA (SOUTH)		150,114,745

Malaysia - 0.2%
Scientex Bhd	1,744,665	3,843,758
Mexico - 2.1%
Qualitas Controladora S.A.B. de CV	2,551,900	11,005,413
Regional S.A.B. de CV	6,055,218	32,163,968

TOTAL MEXICO		43,169,381

Nigeria - 1.5%
Guaranty Trust Bank PLC	460,785,195	31,673,020
Papua New Guinea - 2.5%
Oil Search Ltd. ADR	10,411,697	51,384,738
Philippines - 3.3%
Ayala Corp.	2,135,565	36,132,864
Pilipinas Shell Petroleum Corp.	46,727,610	31,161,555

TOTAL PHILIPPINES		67,294,419

Singapore - 1.1%
Delfi Ltd.	29,952,900	21,819,194
South Africa - 3.2%
Capitec Bank Holdings Ltd.	416,000	37,798,860
City Lodge Hotels Ltd. (d)	2,887,874	15,272,162
Distell Group Holdings Ltd.	1,275,121	11,321,282
Pinnacle Technology Holdings Ltd.	1,923,338	1,839,266

TOTAL SOUTH AFRICA		66,231,570

Spain - 0.9%
Prosegur Cash SA (b)	12,567,171	19,622,632
Taiwan - 9.4%
King's Town Bank	8,994,000	9,333,730
Poya International Co. Ltd.	2,349,000	32,233,474
Taiwan Semiconductor Manufacturing Co. Ltd.	9,475,000	92,678,083
Unified-President Enterprises Corp.	5,837,000	14,392,498
Voltronic Power Technology Corp.	2,048,550	45,339,735

TOTAL TAIWAN		193,977,520

Thailand - 1.5%
Kasikornbank PCL (For. Reg.)	6,678,400	30,846,050
United Kingdom - 2.9%
ITE Group PLC	21,075,300	21,212,014
Network International Holdings PLC (b)	5,503,460	38,567,386

TOTAL UNITED KINGDOM		59,779,400

Vietnam - 1.4%
Vietnam Dairy Products Corp.	5,314,600	29,731,566
TOTAL COMMON STOCKS
(Cost $1,838,478,040)		1,828,333,278

Investment Companies - 1.8%
United States of America - 1.8%
iShares MSCI India ETF
(Cost $37,313,340)	1,068,000	37,006,200
	Principal Amount	Value

Government Obligations - 0.1%
United States of America - 0.1%
U.S. Treasury Bills, yield at date of purchase 1.91% 12/12/19(e)
(Cost $2,185,249)	2,190,000	2,186,273
	Shares	Value

Money Market Funds - 5.0%
Fidelity Cash Central Fund 1.83% (f)
(Cost $102,822,136)	102,802,108	102,822,669
TOTAL INVESTMENT IN SECURITIES - 95.4%
(Cost $1,980,798,765)		1,970,348,420
NET OTHER ASSETS (LIABILITIES) - 4.6%		94,816,799
NET ASSETS - 100%		$2,065,165,219

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
ICE E-mini MSCI Emerging Markets Index Contracts (United States)	469	Dec. 2019	$24,420,830	$124,461	$124,461

The notional amount of futures purchased as a percentage of Net Assets is 1.2%

Security Type Abbreviations

ETF – Exchange-Traded Fund

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $109,152,825 or 5.3% of net assets.

 (c) Level 3 security

 (d) Affiliated company

 (e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $1,241,883.

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$2,192,925
Fidelity Securities Lending Cash Central Fund	25,536
Total	$2,218,461

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
City Lodge Hotels Ltd.	$16,603,714	$8,348,430	$--	$466,206	$--	$(9,679,982)	$15,272,162
SH Kelkar & Co. Ltd.	--	20,630,437	738,239	--	78,657	(3,955,108)	16,015,747
Total	$16,603,714	$28,978,867	$738,239	$466,206	$78,657	$(13,635,090)	$31,287,909

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$190,474,593	$61,558,083	$128,916,510	$--
Consumer Discretionary	114,318,571	68,168,272	46,150,299	--
Consumer Staples	256,810,358	96,428,670	160,381,688	--
Energy	123,149,409	40,231,376	82,918,033	--
Financials	517,485,181	361,814,570	155,670,611	--
Health Care	51,933,525	--	51,933,525	--
Industrials	197,840,648	71,264,652	126,575,996	--
Information Technology	267,536,644	83,847,876	183,688,768	--
Materials	45,535,918	--	45,535,918	--
Real Estate	39,842,806	--	27,237,936	12,604,870
Utilities	23,405,625	23,405,625	--	--
Investment Companies	37,006,200	37,006,200	--	--
Government Obligations	2,186,273	--	2,186,273	--
Money Market Funds	102,822,669	102,822,669	--	--
Total Investments in Securities:	$1,970,348,420	$946,547,993	$1,011,195,557	$12,604,870
Derivative Instruments:
Assets
Futures Contracts	$124,461	$124,461	$--	$--
Total Assets	$124,461	$124,461	$--	$--
Total Derivative Instruments:	$124,461	$124,461	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2019. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$124,461	$0
Total Equity Risk	124,461	0
Total Value of Derivatives	$124,461	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

See accompanying notes which are an integral part of the financial statements.

Fidelity® Series Emerging Markets Fund

Financial Statements

Statement of Assets and Liabilities

		October 31, 2019
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $1,832,341,317)	$1,836,237,842
Fidelity Central Funds (cost $102,822,136)	102,822,669
Other affiliated issuers (cost $45,635,312)	31,287,909
Total Investment in Securities (cost $1,980,798,765)		$1,970,348,420
Foreign currency held at value (cost $8,400,585)		8,400,410
Receivable for investments sold		46,878
Receivable for fund shares sold		99,450,857
Dividends receivable		1,201,872
Distributions receivable from Fidelity Central Funds		118,410
Receivable from investment adviser for expense reductions		41,263
Total assets		2,079,608,110
Liabilities
Payable for investments purchased	$13,738,846
Payable for fund shares redeemed	46,816
Payable for daily variation margin on futures contracts	185,255
Other payables and accrued expenses	471,974
Total liabilities		14,442,891
Net Assets		$2,065,165,219
Net Assets consist of:
Paid in capital		$2,042,420,390
Total accumulated earnings (loss)		22,744,829
Net Assets, for 217,759,918 shares outstanding		$2,065,165,219
Net Asset Value, offering price and redemption price per share ($2,065,165,219 ÷ 217,759,918 shares)		$9.48

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2019
Investment Income
Dividends (including $466,206 earned from other affiliated issuers)		$44,285,864
Non-Cash dividends		12,514,948
Interest		13,464
Income from Fidelity Central Funds (including $25,536 from security lending)		2,218,461
Income before foreign taxes withheld		59,032,737
Less foreign taxes withheld		(4,353,971)
Total income		54,678,766
Expenses
Custodian fees and expenses	$722,290
Independent trustees' fees and expenses	8,805
Commitment fees	2,436
Total expenses before reductions	733,531
Expense reductions	(487,655)
Total expenses after reductions		245,876
Net investment income (loss)		54,432,890
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $3,813)	(3,428,231)
Fidelity Central Funds	(1,946)
Other affiliated issuers	78,657
Foreign currency transactions	(900,848)
Futures contracts	732,420
Total net realized gain (loss)		(3,519,948)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $17,854)	76,451,977
Fidelity Central Funds	533
Other affiliated issuers	(13,635,090)
Assets and liabilities in foreign currencies	857
Futures contracts	124,461
Total change in net unrealized appreciation (depreciation)		62,942,738
Net gain (loss)		59,422,790
Net increase (decrease) in net assets resulting from operations		$113,855,680

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2019	For the period August 29, 2018 (commencement of operations) to October 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$54,432,890	$790,283
Net realized gain (loss)	(3,519,948)	(12,242,242)
Change in net unrealized appreciation (depreciation)	62,942,738	(73,242,837)
Net increase (decrease) in net assets resulting from operations	113,855,680	(84,694,796)
Distributions to shareholders	(6,416,055)	–
Share transactions
Proceeds from sales of shares	666,589,712	2,047,094,795
Reinvestment of distributions	6,416,055	–
Cost of shares redeemed	(146,297,320)	(531,382,852)
Net increase (decrease) in net assets resulting from share transactions	526,708,447	1,515,711,943
Total increase (decrease) in net assets	634,148,072	1,431,017,147
Net Assets
Beginning of period	1,431,017,147	–
End of period	$2,065,165,219	$1,431,017,147
Other Information
Shares
Sold	71,139,663	219,660,453
Issued in reinvestment of distributions	710,527	–
Redeemed	(15,482,137)	(58,268,588)
Net increase (decrease)	56,368,053	161,391,865

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Series Emerging Markets Fund

Years ended October 31,	2019	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$8.87	$10.00
Income from Investment Operations
Net investment income (loss)B	.30C	.01
Net realized and unrealized gain (loss)	.35	(1.14)
Total from investment operations	.65	(1.13)
Distributions from net investment income	(.04)	–
Total distributions	(.04)	–
Net asset value, end of period	$9.48	$8.87
Total ReturnD,E	7.33%	(11.30)%
Ratios to Average Net AssetsF,G
Expenses before reductions	.04%	.04%H
Expenses net of fee waivers, if any	.01%	.01%H
Expenses net of all reductions	.01%	.01%H
Net investment income (loss)	3.24%C	.65%H
Supplemental Data
Net assets, end of period (000 omitted)	$2,065,165	$1,431,017
Portfolio turnover rateI	47%	15%J,K

 A For the period August 29, 2018 (commencement of operations) to October 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.07 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 2.50%.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

 K Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Series Emerging Markets Opportunities Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2019	Past 1 year	Past 5 years	Past 10 years
Fidelity® Series Emerging Markets Opportunities Fund	20.13%	4.95%	5.44%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Series Emerging Markets Opportunities Fund on October 31, 2009.

The chart shows how the value of your investment would have changed, and also shows how the MSCI Emerging Markets Index performed over the same period.

Period Ending Values
$16,983	Fidelity® Series Emerging Markets Opportunities Fund
$14,574	MSCI Emerging Markets Index

Fidelity® Series Emerging Markets Opportunities Fund

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index gained 11.47% for the 12 months ending October 31, 2019, as international stocks reflected a confluence of factors, including escalating trade tension, and moderating but still positive global economic growth. Currency fluctuations were largely modest and varied by region, muting the overall impact on international equity returns. In late December, the U.S. Federal Reserve shifted from raising interest rates to a more dovish policy in 2019, joining many foreign central banks. In June, international stocks rose 6.03%, as policy stimulus in China stabilized that country’s economic growth. The Fed cut its policy rate in July for the first time since 2008. However, the index returned -1.21% for the month, followed by -3.08% in August. In September, the Fed cut its policy rate another quarter point, citing concerns about slowing economic growth and muted inflation, and did the same in October, leading to monthly gains of 2.59% and 3.49%, respectively. For the full 12 months, the growth-oriented information technology sector (+22%) led the way, followed by utilities (+20%) and real estate (+18%), two high-dividend-yielding categories. Conversely, energy was roughly flat, while materials (+6%) and communication services (7%) also lagged. By region, Asia Pacific ex Japan (+16%), Europe ex U.K (+13%), Canada (+12%) and emerging markets (+12%) fared best. Meanwhile, the U.K. (+7%) and Japan (+10%) trailed the broader market.

Comments from Co-Portfolio Manager Jane Wu:  For the fiscal year, the fund gained 20.13%, well ahead of the 11.89% result of the benchmark MSCI Emerging Markets Index. Security selection drove the fund’s outperformance of the benchmark the past 12 months, particularly in the consumer discretionary, financials, communication services and health care sectors. Among individual holdings, a large stake in Meituan Dianping (+100%) contributed more than any other individual fund position. Shares of this leading food-delivery service in China rose sharply in May after the firm reported a 70% year-over-year boost in first-quarter revenue and a jump in active users over the trailing 12 months. Avoiding index component and Chinese tech giant Baidu also helped relative performance. Conversely, it hurt to not own benchmark member and Russian integrated natural gas and crude-oil producer Gazprom. This stock gained 85%, benefiting from dividend increases and solid quarterly financial results. A non-benchmark position in Hong Kong-based luggage manufacturer and retailer Samsonite International also detracted notably. We sold our position in Samsonite by period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On December 1, 2018, Xiaoting Zhao assumed portfolio management responsibilities for the fund's telecommunications services sleeve, succeeding James Hayes.

Fidelity® Series Emerging Markets Opportunities Fund

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2019
Cayman Islands	20.4%
Korea (South)	13.1%
China	9.2%
Brazil	9.0%
India	9.0%
United States of America*	8.8%
Taiwan	5.9%
Russia	5.3%
South Africa	3.7%
Other	15.6%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2019

% of fund's net assets
Stocks and Equity Futures	96.4
Short-Term Investments and Net Other Assets (Liabilities)	3.6

Top Ten Stocks as of October 31, 2019

% of fund's net assets
Tencent Holdings Ltd. (Cayman Islands, Interactive Media & Services)	4.9
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	4.5
Samsung Electronics Co. Ltd. (Korea (South), Technology Hardware, Storage & Peripherals)	4.4
Alibaba Group Holding Ltd. sponsored ADR (Cayman Islands, Internet & Direct Marketing Retail)	3.6
Sberbank of Russia (Russia, Banks)	2.2
Meituan Dianping Class B (Cayman Islands, Internet & Direct Marketing Retail)	2.1
Industrial & Commercial Bank of China Ltd. (H Shares) (China, Banks)	1.9
ICICI Bank Ltd. (India, Banks)	1.7
Ping An Insurance Group Co. of China Ltd. (H Shares) (China, Insurance)	1.4
Itau Unibanco Holding SA sponsored ADR (Brazil, Banks)	1.4
28.1

Top Market Sectors as of October 31, 2019

% of fund's net assets
Financials	22.7
Consumer Discretionary	15.6
Information Technology	14.1
Communication Services	8.7
Materials	7.0
Energy	6.5
Consumer Staples	6.1
Industrials	4.4
Utilities	2.7
Real Estate	2.7

Fidelity® Series Emerging Markets Opportunities Fund

Schedule of Investments October 31, 2019

Showing Percentage of Net Assets

Common Stocks - 87.8%
	Shares	Value
Australia - 0.0%
Frontier Digital Ventures Ltd. (a)	5,028,441	$2,831,042
Belgium - 0.4%
Titan Cement International Trading SA (a)	3,730,047	77,877,473
Bermuda - 1.4%
AGTech Holdings Ltd. (a)	53,216,000	2,535,536
China Gas Holdings Ltd.	12,002,600	51,130,358
Credicorp Ltd. (United States)	360,640	77,191,386
GP Investments Ltd. Class A (depositary receipt) (a)(b)	7,634,637	12,316,694
Kunlun Energy Co. Ltd.	11,766,000	10,951,051
Marvell Technology Group Ltd.	641,000	15,633,990
Pacific Basin Shipping Ltd.	88,765,087	20,552,443
Shangri-La Asia Ltd.	62,542,000	64,193,882

TOTAL BERMUDA		254,505,340

Brazil - 5.4%
Atacadao Distribuicao Comercio e Industria Ltda	11,738,000	55,931,475
Azul SA sponsored ADR (a)	1,314,637	51,244,550
Banco do Brasil SA	18,150,500	217,914,618
BTG Pactual Participations Ltd. unit	4,117,100	66,686,652
Centrais Eletricas Brasileiras SA (Electrobras) (a)	3,628,320	35,790,136
Companhia de Saneamento de Minas Gerais	3,160,820	53,191,308
Direcional Engenharia SA (b)	10,944,360	32,610,672
Localiza Rent A Car SA	5,120,570	55,131,832
Natura Cosmeticos SA	16,234,800	126,137,980
Notre Dame Intermedica Participacoes SA	3,957,400	59,205,585
Petrobras Distribuidora SA	8,229,300	58,028,825
Rumo SA (a)	10,700,200	60,831,457
Suzano Papel e Celulose SA	6,003,700	48,861,929
Totvs SA	1,053,300	16,356,944
Vale SA sponsored ADR (a)	6,624,470	77,771,278

TOTAL BRAZIL		1,015,695,241

British Virgin Islands - 0.1%
Mail.Ru Group Ltd. GDR (Reg. S) (a)	1,013,100	21,518,244
Canada - 0.2%
Pan American Silver Corp.	1,871,800	31,914,190
Cayman Islands - 20.4%
51job, Inc. sponsored ADR (a)	387,559	30,528,022
Airtac International Group	2,657,000	36,372,795
Alibaba Group Holding Ltd. sponsored ADR (a)	3,857,106	681,434,917
Ant International Co. Ltd. Class C (a)(c)(d)	6,359,848	41,847,800
Bilibili, Inc. ADR (a)	2,640,878	41,699,464
Chailease Holding Co. Ltd.	8,060,650	36,341,379
China Resources Land Ltd.	16,295,720	69,303,707
China State Construction International Holdings Ltd.	35,758,096	32,931,542
CStone Pharmaceuticals Co. Ltd. (a)(e)	14,238,500	18,981,808
Haitian International Holdings Ltd.	15,250,306	35,986,337
Hansoh Pharmaceutical Group Co. Ltd. (e)	13,062,000	39,683,126
Hutchison China Meditech Ltd. sponsored ADR (a)	936,300	17,696,070
iQIYI, Inc. ADR (a)(f)	1,208,500	21,064,155
JD.com, Inc. sponsored ADR (a)	5,490,900	171,041,535
Kingdee International Software Group Co. Ltd.	15,939,000	17,465,161
Kingsoft Corp. Ltd. (a)(f)	56,189,100	129,315,886
Koolearn Technology Holding Ltd. (a)(e)(f)	12,215,000	28,675,380
LexinFintech Holdings Ltd. ADR (a)(f)	702,000	7,960,680
Li Ning Co. Ltd.	27,261,500	92,438,902
Meituan Dianping Class B (a)	32,137,598	383,341,849
Momo, Inc. ADR	182,492	6,117,132
NetEase, Inc. ADR	216,200	61,802,932
New Oriental Education & Technology Group, Inc. sponsored ADR (a)	968,600	118,227,316
PagSeguro Digital Ltd. (a)(f)	3,928,509	145,669,114
Pinduoduo, Inc. ADR (a)	5,268,848	215,390,506
PPDAI Group, Inc. ADR	1,206,700	3,378,760
Qutoutiao, Inc. ADR (a)(f)	2,678,600	11,142,976
Shenzhou International Group Holdings Ltd.	8,851,100	122,310,286
Shimao Property Holdings Ltd.	12,406,000	41,561,162
Sunny Optical Technology Group Co. Ltd.	3,721,900	59,825,391
Tencent Holdings Ltd.	22,626,299	917,788,692
Tencent Music Entertainment Group ADR (a)(f)	701,800	9,712,912
Uni-President China Holdings Ltd.	67,395,000	69,614,418
Weidai Ltd. ADR	354,060	2,251,822
Wise Talent Information Technology Co. Ltd. (a)	7,072,203	17,619,591
Wuxi Biologics (Cayman), Inc. (a)(e)	3,941,000	46,312,527
YY, Inc. ADR (a)	134,100	7,622,244
Zai Lab Ltd. ADR (a)	689,300	23,291,447

TOTAL CAYMAN ISLANDS		3,813,749,743

Chile - 0.3%
Vina Concha y Toro SA	34,096,719	62,758,929
China - 9.2%
BBMG Corp. (H Shares)	107,429,500	30,745,486
Beijing Sinnet Technology Co. Ltd. (A Shares)	3,255,100	8,059,812
China Communications Construction Co. Ltd. (H Shares)	26,481,485	20,158,835
China Communications Services Corp. Ltd. (H Shares)	17,620,000	10,880,842
China Life Insurance Co. Ltd. (H Shares)	92,415,400	237,663,902
China Longyuan Power Grid Corp. Ltd. (H Shares)	84,956,690	45,896,561
China Pacific Insurance (Group) Co. Ltd. (H Shares)	7,250,294	26,306,161
China Petroleum & Chemical Corp. (H Shares)	178,216,000	101,364,842
China Tower Corp. Ltd. (H Shares) (e)	130,456,000	28,712,437
CRRC Corp. Ltd. (H Shares)	18,981,000	12,695,159
Daqin Railway Co. Ltd. (A Shares)	41,516,150	44,969,663
Glodon Co. Ltd. (A Shares)	2,262,500	10,251,312
Haier Smart Home Co. Ltd. (A Shares)	80,465,779	182,759,030
Hangzhou Tigermed Consulting Co. Ltd. (A Shares)	3,919,150	38,001,526
Industrial & Commercial Bank of China Ltd. (H Shares)	494,932,400	354,566,268
PICC Property & Casualty Co. Ltd. (H Shares)	48,363,750	61,205,254
Ping An Bank Co. Ltd. (A Shares)	33,575,217	77,477,091
Ping An Insurance Group Co. of China Ltd. (H Shares)	22,753,000	262,610,368
Shenzhen Mindray Bio-Medical Electronics Co. Ltd. (A Shares)	1,506,600	38,040,840
Sinopec Engineering Group Co. Ltd. (H Shares)	25,429,187	14,526,597
Tsingtao Brewery Co. Ltd. (H Shares)	10,948,000	63,443,841
WuXi AppTec Co. Ltd. (H Shares) (e)(f)	2,522,440	30,412,368
Zhuzhou CRRC Times Electric Co. Ltd. (H Shares)	7,041,400	26,127,588

TOTAL CHINA		1,726,875,783

Egypt - 0.1%
Six of October Development & Investment Co.	9,122,884	8,817,657
Hong Kong - 2.8%
AIA Group Ltd.	1,599,800	15,931,168
China Everbright International Ltd.	27,314,000	20,644,088
China Overseas Land and Investment Ltd.	31,407,000	99,104,565
China Resources Beer Holdings Co. Ltd.	20,750,666	106,389,203
China Resources Power Holdings Co. Ltd.	7,076,397	8,893,153
China Unicom Ltd.	31,067,000	30,585,433
China Unicom Ltd. sponsored ADR	756,600	7,376,850
CNOOC Ltd.	90,759,000	135,072,146
CSPC Pharmaceutical Group Ltd.	25,198,000	64,535,126
Far East Horizon Ltd.	39,797,750	37,678,252

TOTAL HONG KONG		526,209,984

Hungary - 0.4%
OTP Bank PLC	1,460,900	67,291,080
India - 9.0%
Adani Ports & Special Economic Zone Ltd. (a)	9,580,947	53,350,532
Axis Bank Ltd.	14,656,664	151,750,312
Axis Bank Ltd. GDR (Reg. S)	109,427	5,679,261
Federal Bank Ltd. (a)	27,303,394	32,188,461
ICICI Bank Ltd.	6,490,628	42,313,930
ICICI Bank Ltd. sponsored ADR	21,391,470	278,730,854
IndoStar Capital Finance Ltd. (e)	2,468,787	6,537,006
Indraprastha Gas Ltd. (a)	10,485,194	57,777,733
ITC Ltd.	25,156,054	91,230,219
JK Cement Ltd.	3,076,431	48,363,805
JM Financial Ltd.	10,258,942	11,260,838
Larsen & Toubro Ltd.	3,818,644	79,172,224
LIC Housing Finance Ltd.	7,248,431	42,071,415
Manappuram General Finance & Leasing Ltd.	25,276,594	60,221,749
NTPC Ltd.	17,181,107	29,606,618
Oberoi Realty Ltd. (a)	3,800,741	27,110,018
Petronet LNG Ltd.	9,121,780	36,781,538
Phoenix Mills Ltd. (a)	2,835,638	28,706,286
Power Grid Corp. of India Ltd.	16,429,046	45,909,146
Reliance Industries Ltd.	12,322,892	253,807,498
Shree Cement Ltd.	210,700	59,023,206
Shriram Transport Finance Co. Ltd.	4,243,570	67,973,136
SREI Infrastructure Finance Ltd. (b)	34,347,541	5,042,943
State Bank of India (a)	38,685,944	170,013,424

TOTAL INDIA		1,684,622,152

Indonesia - 1.2%
PT Bank Mandiri (Persero) Tbk	204,931,500	102,438,978
PT Bank Rakyat Indonesia Tbk	403,576,800	120,925,844

TOTAL INDONESIA		223,364,822

Japan - 0.5%
Keyence Corp.	33,600	21,245,160
Money Forward, Inc. (a)	407,900	14,564,655
Murata Manufacturing Co. Ltd.	235,800	12,838,882
Nintendo Co. Ltd.	80,500	29,526,394
Square Enix Holdings Co. Ltd.	389,500	18,535,620

TOTAL JAPAN		96,710,711

Kazakhstan - 0.1%
JSC Halyk Bank of Kazakhstan GDR	1,001,100	13,364,685
Korea (South) - 11.7%
AMOREPACIFIC Group, Inc.	1,200,769	86,803,320
BS Financial Group, Inc.	1,989,950	11,817,714
Daou Technology, Inc.	1,938,352	29,979,040
Hyundai Fire & Marine Insurance Co. Ltd.	2,142,539	46,227,097
Hyundai Mobis	1,071,590	217,927,539
Kakao Corp.	322,370	38,977,822
KB Financial Group, Inc.	4,176,755	149,481,961
Korea Electric Power Corp. (a)	1,314,635	28,570,789
Korea Electric Power Corp. sponsored ADR (a)(f)	298,600	3,248,768
LG Chemical Ltd.	181,016	47,562,929
LG Corp.	944,597	56,016,057
NAVER Corp.	379,254	53,147,217
NCSOFT Corp.	110,843	48,872,491
Netmarble Corp. (a)(e)	132,040	10,143,124
POSCO	511,206	92,213,996
S-Oil Corp.	568,870	48,463,491
Samsung Biologics Co. Ltd.(a)(e)	56,620	19,279,896
Samsung Electronics Co. Ltd.	19,049,948	820,409,795
Samsung SDI Co. Ltd.	322,674	62,726,619
Shinhan Financial Group Co. Ltd.	2,657,555	96,262,303
SK Hynix, Inc.	3,013,264	211,133,692

TOTAL KOREA (SOUTH)		2,179,265,660

Malaysia - 0.4%
British American Tobacco (Malaysia) Bhd	3,448,100	15,523,215
IHH Healthcare Bhd	22,188,000	30,239,755
Tenaga Nasional Bhd	10,898,500	36,093,088

TOTAL MALAYSIA		81,856,058

Mexico - 2.0%
America Movil S.A.B. de CV Series L sponsored ADR	2,720,700	43,014,267
Fibra Uno Administracion SA de CV	28,061,900	42,625,671
Grupo Aeroportuario del Pacifico S.A.B. de CV Series B	3,807,100	39,914,534
Grupo Aeroportuario Norte S.A.B. de CV	1,229,974	8,527,624
Grupo Financiero Banorte S.A.B. de CV Series O	13,663,318	74,579,492
Macquarie Mexican (REIT) (e)	37,065,740	52,256,017
Wal-Mart de Mexico SA de CV Series V	37,625,500	112,916,597

TOTAL MEXICO		373,834,202

Multi-National - 0.2%
HKT Trust/HKT Ltd. unit	22,889,000	35,607,502
Netherlands - 0.3%
ASML Holding NV (Netherlands)	65,200	17,089,872
NXP Semiconductors NV	190,900	21,701,512
Yandex NV Series A (a)	600,512	20,051,096

TOTAL NETHERLANDS		58,842,480

Nigeria - 0.3%
Guaranty Trust Bank PLC	237,784,961	16,344,639
Guaranty Trust Bank PLC GDR (Reg. S)	3,205,904	14,426,568
Transnational Corp. of Nigeria PLC	171,478,443	468,637
Zenith Bank PLC	619,844,863	29,088,648

TOTAL NIGERIA		60,328,492

Pakistan - 0.1%
Habib Bank Ltd.	22,373,800	18,403,907
Panama - 0.3%
Copa Holdings SA Class A	499,628	50,832,153
Peru - 0.7%
Compania de Minas Buenaventura SA sponsored ADR	7,925,900	121,583,306
Philippines - 0.8%
Altus San Nicolas Corp. (c)	1,296,022	132,240
Ayala Land, Inc.	26,638,400	25,438,857
Metropolitan Bank & Trust Co.	68,022,013	90,489,257
Robinsons Land Corp.	61,759,731	30,931,323

TOTAL PHILIPPINES		146,991,677

Poland - 0.2%
Dino Polska SA (a)(e)	950,100	37,052,570
Russia - 5.3%
Lukoil PJSC sponsored ADR	2,246,300	206,569,748
MMC Norilsk Nickel PJSC sponsored ADR	5,064,600	140,289,420
NOVATEK OAO GDR (Reg. S)	567,343	121,411,402
Sberbank of Russia	49,911,150	182,919,929
Sberbank of Russia sponsored ADR	16,077,694	236,342,102
Tatneft PAO	5,818,900	67,896,619
Unipro PJSC	920,599,152	37,902,168

TOTAL RUSSIA		993,331,388

Singapore - 0.2%
First Resources Ltd.	37,296,500	41,880,508
South Africa - 3.7%
AngloGold Ashanti Ltd.	4,643,500	102,706,363
Barclays Africa Group Ltd.	13,031,053	133,566,029
Bidvest Group Ltd.	2,949,277	40,218,922
Impala Platinum Holdings Ltd. (a)	20,402,200	140,218,290
Motus Holdings Ltd.	3,199,705	15,178,509
Mr Price Group Ltd.	4,768,900	50,433,157
Naspers Ltd. Class N	1,107,800	156,763,248
Pick 'n Pay Stores Ltd.	10,809,100	47,283,777

TOTAL SOUTH AFRICA		686,368,295

Taiwan - 5.9%
Formosa Plastics Corp.	18,551,000	59,488,747
Largan Precision Co. Ltd.	167,900	24,608,597
MediaTek, Inc.	3,805,000	50,903,010
Taiwan Semiconductor Manufacturing Co. Ltd.	86,369,284	844,806,264
Unified-President Enterprises Corp.	48,641,000	119,935,838

TOTAL TAIWAN		1,099,742,456

Thailand - 1.3%
Kasikornbank PCL (For. Reg.)	18,502,100	85,457,101
PTT Global Chemical PCL (For. Reg.)	33,851,700	57,190,798
Siam Cement PCL (For. Reg.)	7,837,600	95,325,604

TOTAL THAILAND		237,973,503

Turkey - 0.3%
Enerjisa Enerji A/S (e)	9,595,566	10,389,008
Tupras Turkiye Petrol Rafinerileri A/S	2,220,896	48,362,683

TOTAL TURKEY		58,751,691

United Arab Emirates - 0.5%
Emaar Properties PJSC	40,232,432	46,774,892
National Bank of Abu Dhabi PJSC	12,398,788	51,380,996

TOTAL UNITED ARAB EMIRATES		98,155,888

United Kingdom - 0.4%
AstraZeneca PLC sponsored ADR	844,500	41,405,835
Mondi PLC	1,352,463	27,970,265

TOTAL UNITED KINGDOM		69,376,100

United States of America - 1.6%
Activision Blizzard, Inc.	1,084,700	60,775,741
Arco Platform Ltd. Class A (a)	377,900	15,682,850
DouYu International Holdings Ltd. ADR	9,586,028	74,483,438
MercadoLibre, Inc. (a)	222,400	115,986,048
Micron Technology, Inc. (a)	847,300	40,289,115

TOTAL UNITED STATES OF AMERICA		307,217,192

Vietnam - 0.1%
Vietnam Technological & Commercial Joint Stock Bank (a)	16,417,800	16,731,843
TOTAL COMMON STOCKS
(Cost $13,103,605,637)		16,402,233,947

Nonconvertible Preferred Stocks - 5.0%
Brazil - 3.6%
Ambev SA sponsored ADR	17,881,400	77,068,834
Banco do Estado Rio Grande do Sul SA	4,496,986	25,072,337
Companhia Paranaense de Energia-Copel:
(PN-B)	95,800	1,329,806
(PN-B) sponsored ADR	4,549,382	62,735,978
Itau Unibanco Holding SA sponsored ADR	28,275,916	255,331,521
Metalurgica Gerdau SA (PN)	29,482,622	46,240,043
Petroleo Brasileiro SA - Petrobras (PN) sponsored ADR (non-vtg.)	12,007,500	181,193,175
Telefonica Brasil SA	2,199,400	29,109,625

TOTAL BRAZIL		678,081,319

Korea (South) - 1.4%
Hyundai Motor Co. Series 2	2,334,528	158,189,911
Samsung Electronics Co. Ltd.	2,664,522	93,462,841

TOTAL KOREA (SOUTH)		251,652,752

TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $679,878,085)		929,734,071
	Principal Amount	Value

Government Obligations - 0.2%
United States of America - 0.2%
U.S. Treasury Bills, yield at date of purchase 1.53% to 1.79% 1/2/20 to 1/30/20(g)
(Cost $35,021,440)	35,150,000	35,027,415
	Shares	Value

Money Market Funds - 5.8%
Fidelity Cash Central Fund 1.83% (h)	984,367,448	984,564,322
Fidelity Securities Lending Cash Central Fund 1.84% (h)(i)	106,220,616	106,231,239
TOTAL MONEY MARKET FUNDS
(Cost $1,090,764,977)		1,090,795,561
TOTAL INVESTMENT IN SECURITIES - 98.8%
(Cost $14,909,270,139)		18,457,790,994
NET OTHER ASSETS (LIABILITIES) - 1.2%		217,256,674
NET ASSETS - 100%		$18,675,047,668

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
ICE E-mini MSCI Emerging Markets Index Contracts (United States)	12,746	Dec. 2019	$663,684,220	$9,684,834	$9,684,834

The notional amount of futures purchased as a percentage of Net Assets is 3.6%

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Affiliated company

 (c) Level 3 security

 (d) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $41,847,800 or 0.2% of net assets.

 (e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $328,435,267 or 1.8% of net assets.

 (f) Security or a portion of the security is on loan at period end.

 (g) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $35,027,415.

 (h) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (i) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Ant International Co. Ltd. Class C	5/16/18	$35,678,747

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$9,780,664
Fidelity Securities Lending Cash Central Fund	2,233,716
Total	$12,014,380

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Direcional Engenharia SA	$23,285,743	$2,978,291	$5,079,391	$2,310,632	$614,855	$10,811,174	$32,610,672
Frontier Digital Ventures Ltd.	6,186,874	--	5,518,626	--	1,022,793	1,140,001	--
GP Investments Ltd. Class A (depositary receipt)	10,339,533	--	--	--	--	1,977,161	12,316,694
HUYA, Inc. ADR	--	101,643,945	115,720,606	--	14,076,661	--	--
Kingsoft Corp. Ltd.	102,004,017	6,393,773	40,987,389	--	(21,343,743)	83,249,228	--
Macquarie Mexican (REIT)	38,796,336	2,812,475	4,841,164	3,004,947	(3,515,144)	19,003,514	--
SREI Infrastructure Finance Ltd.	15,352,257	--	2,809	247,644	(4,771)	(10,301,734)	5,042,943
Total	$195,964,760	$113,828,484	$172,149,985	$5,563,223	$(9,149,349)	$105,879,344	$49,970,309

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$1,647,838,441	$566,631,730	$1,081,206,711	$--
Consumer Discretionary	2,880,614,362	1,850,131,785	1,030,482,577	--
Consumer Staples	1,113,970,724	725,889,320	388,081,404	--
Energy	1,200,923,142	673,897,118	527,026,024	--
Financials	4,239,186,855	1,731,667,961	2,507,518,894	--
Health Care	467,085,909	160,878,833	306,207,076	--
Industrials	801,613,796	429,617,946	371,995,850	--
Information Technology	2,640,893,160	1,502,895,229	1,137,997,931	--
Materials	1,305,347,128	819,777,870	485,569,258	--
Real Estate	514,610,195	150,474,237	322,155,918	41,980,040
Utilities	519,884,306	205,055,809	314,828,497	--
Government Obligations	35,027,415	--	35,027,415	--
Money Market Funds	1,090,795,561	1,090,795,561	--	--
Total Investments in Securities:	$18,457,790,994	$9,907,713,399	$8,508,097,555	$41,980,040
Derivative Instruments:
Assets
Futures Contracts	$9,684,834	$9,684,834	$--	$--
Total Assets	$9,684,834	$9,684,834	$--	$--
Total Derivative Instruments:	$9,684,834	$9,684,834	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2019. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$9,684,834	$0
Total Equity Risk	9,684,834	0
Total Value of Derivatives	$9,684,834	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

See accompanying notes which are an integral part of the financial statements.

Fidelity® Series Emerging Markets Opportunities Fund

Financial Statements

Statement of Assets and Liabilities

		October 31, 2019
Assets
Investment in securities, at value (including securities loaned of $101,113,211) — See accompanying schedule: Unaffiliated issuers (cost $13,759,073,649)	$17,317,025,124
Fidelity Central Funds (cost $1,090,764,977)	1,090,795,561
Other affiliated issuers (cost $59,431,513)	49,970,309
Total Investment in Securities (cost $14,909,270,139)		$18,457,790,994
Foreign currency held at value (cost $1,183,524)		1,183,422
Receivable for investments sold		127,681,127
Receivable for fund shares sold		366,914,285
Dividends receivable		16,110,728
Distributions receivable from Fidelity Central Funds		1,472,229
Receivable from investment adviser for expense reductions		629,493
Other receivables		23,370,100
Total assets		18,995,152,378
Liabilities
Payable for investments purchased	$204,629,399
Payable for fund shares redeemed	499,603
Payable for daily variation margin on futures contracts	5,034,670
Other payables and accrued expenses	3,712,205
Collateral on securities loaned	106,228,833
Total liabilities		320,104,710
Net Assets		$18,675,047,668
Net Assets consist of:
Paid in capital		$15,047,213,243
Total accumulated earnings (loss)		3,627,834,425
Net Assets, for 963,258,987 shares outstanding		$18,675,047,668
Net Asset Value, offering price and redemption price per share ($18,675,047,668 ÷ 963,258,987 shares)		$19.39

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2019
Investment Income
Dividends (including $5,563,223 earned from other affiliated issuers)		$386,245,338
Non-Cash dividends		128,948,056
Interest		286,353
Income from Fidelity Central Funds (including $2,233,716 from security lending)		12,014,380
Income before foreign taxes withheld		527,494,127
Less foreign taxes withheld		(43,147,071)
Total income		484,347,056
Expenses
Custodian fees and expenses	$5,821,347
Independent trustees' fees and expenses	84,379
Commitment fees	39,829
Total expenses before reductions	5,945,555
Expense reductions	(3,661,237)
Total expenses after reductions		2,284,318
Net investment income (loss)		482,062,738
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(188,825,684)
Fidelity Central Funds	(29,466)
Other affiliated issuers	(9,149,349)
Foreign currency transactions	(4,983,627)
Futures contracts	(5,091,680)
Total net realized gain (loss)		(208,079,806)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	2,393,668,258
Fidelity Central Funds	30,584
Other affiliated issuers	105,879,344
Assets and liabilities in foreign currencies	124,689
Futures contracts	14,946,427
Total change in net unrealized appreciation (depreciation)		2,514,649,302
Net gain (loss)		2,306,569,496
Net increase (decrease) in net assets resulting from operations		$2,788,632,234

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2019	Year ended October 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$482,062,738	$321,247,606
Net realized gain (loss)	(208,079,806)	827,680,253
Change in net unrealized appreciation (depreciation)	2,514,649,302	(3,331,746,454)
Net increase (decrease) in net assets resulting from operations	2,788,632,234	(2,182,818,595)
Distributions to shareholders	(1,185,081,846)	(442,387,354)
Share transactions
Proceeds from sales of shares	3,603,790,396	2,738,486,790
Reinvestment of distributions	1,185,081,846	442,387,354
Cost of shares redeemed	(1,315,184,348)	(2,705,305,537)
Net increase (decrease) in net assets resulting from share transactions	3,473,687,894	475,568,607
Total increase (decrease) in net assets	5,077,238,282	(2,149,637,342)
Net Assets
Beginning of period	13,597,809,386	15,747,446,728
End of period	$18,675,047,668	$13,597,809,386
Other Information
Shares
Sold	193,300,145	137,281,893
Issued in reinvestment of distributions	72,129,145	21,392,038
Redeemed	(72,263,706)	(126,152,959)
Net increase (decrease)	193,165,584	32,520,972

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Series Emerging Markets Opportunities Fund

Years ended October 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$17.66	$21.35	$16.79	$15.31	$17.77
Income from Investment Operations
Net investment income (loss)A	.57B	.45	.30	.19	.21C
Net realized and unrealized gain (loss)	2.71	(3.52)	4.49	1.47	(2.53)
Total from investment operations	3.28	(3.07)	4.79	1.66	(2.32)
Distributions from net investment income	(.41)	(.39)	(.19)	(.18)	(.14)
Distributions from net realized gain	(1.14)	(.23)	(.04)	–	–
Total distributions	(1.55)	(.62)	(.23)	(.18)	(.14)
Net asset value, end of period	$19.39	$17.66	$21.35	$16.79	$15.31
Total ReturnD	20.13%	(14.82)%	29.04%	11.02%	(13.14)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.04%	.05%	.59%	1.03%	1.04%
Expenses net of fee waivers, if any	.01%	.01%	.57%	1.03%	1.04%
Expenses net of all reductions	.01%	.01%	.56%	1.03%	1.03%
Net investment income (loss)	3.12%B	2.16%	1.63%	1.24%	1.29%C
Supplemental Data
Net assets, end of period (000 omitted)	$18,675,048	$13,597,809	$15,747,447	$6,998,219	$5,571,493
Portfolio turnover rateG	54%	64%	56%	45%	64%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.15 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 2.29%.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.00%.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Series International Growth Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2019	Past 1 year	Past 5 years	Life of fundA
Fidelity® Series International Growth Fund	22.58%	7.83%	8.07%

 A From December 3, 2009

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Series International Growth Fund on December 3, 2009, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Growth Index performed over the same period.

Period Ending Values
$21,587	Fidelity® Series International Growth Fund
$18,643	MSCI EAFE Growth Index

Fidelity® Series International Growth Fund

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index gained 11.47% for the 12 months ending October 31, 2019, as international stocks reflected a confluence of factors, including escalating trade tension, moderating but still positive global economic growth and uncertainty about the U.K.’s planned “Brexit” from the European Union. Currency fluctuations were largely modest and varied by region, muting the overall impact on international equity returns. In late December, the U.S. Federal Reserve shifted from raising interest rates to a more dovish policy in 2019, joining many foreign central banks that had cut policy rates. In June, international stocks rose 6.03%, as policy stimulus in China stabilized that country’s economic growth. The Fed cut its policy rate in July for the first time since 2008. However, the index returned -1.21% for the month, followed by -3.08% in August. In September, the Fed cut its policy rate another quarter point, citing concerns about slowing economic growth and muted inflation, and did the same in October, leading to monthly gains of 2.59% and 3.49%, respectively. For the full 12 months, the growth-oriented information technology sector (+22%) led the way, followed by utilities (+20%) and real estate (+18%), two high-dividend-yielding categories. Consumer discretionary gained 16%. Conversely, energy was roughly flat, while materials (+6%) and communication services (7%) also lagged. By region, Asia Pacific ex Japan (+16%), Europe ex U.K (+13%), Canada (+12%) and emerging markets (+12%) fared best. Meanwhile, the U.K. (+7%) and Japan (+10%) trailed the broader market.

Comments from Portfolio Manager Jed Weiss:  For the fiscal year, the fund gained 22.58%, notably outpacing the 16.83% advance of the benchmark MSCI EAFE Growth Index. Versus the benchmark, the fund benefited most from sizable out-of-benchmark exposure to the U.S., as well as strong security selection in Japan, Germany, the Netherlands and Switzerland. Stock picking among emerging-markets equities, which are not held in the MSCI Index, also helped. By sector, positioning in information technology notably aided the portfolio’s relative result, as did investment choices within health care, financials and materials. In contrast, security selection in Spain and the U.K. detracted, along with picks in consumer discretionary. The biggest individual relative contributor was Netherlands-based chip-equipment firm ASML Holding (+55%), which continued to benefit from the build-out of 5G wireless networks and growth in its extreme ultraviolet lithography systems business. An out-of-benchmark stake in U.S.-based credit-card processor Mastercard (+41%) also added value, as the firm maintained considerable pricing power and significant market share. Non-index exposure to MSCI (+58%), the leading worldwide provider of benchmark indices and analytics, further contributed. Turning to detractors, an overweighted stake in Spanish airline-reservation software provider Amadeus IT Group (-7%) hurt most amid decelerating airline-traffic growth and increasingly aggressive competition. Untimely ownership of Austrian industrial conglomerate Andritz (-17%) detracted as well. We sold off our stake in Andritz during the period. Lastly, I'll note that the fund's stake in cash – representing about 2% of assets, on average – meaningfully weighed on the portfolio’s relative return amid the strong, uptrending market this period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Series International Growth Fund

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2019
United States of America*	21.1%
Japan	13.2%
Switzerland	10.8%
Germany	9.3%
France	6.0%
United Kingdom	6.0%
Sweden	5.1%
Hong Kong	4.3%
Netherlands	4.2%
Other	20.0%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2019

% of fund's net assets
Stocks	98.1
Short-Term Investments and Net Other Assets (Liabilities)	1.9

Top Ten Stocks as of October 31, 2019

% of fund's net assets
Nestle SA (Reg. S) (Switzerland, Food Products)	5.8
ASML Holding NV (Netherlands) (Netherlands, Semiconductors & Semiconductor Equipment)	3.8
SAP SE (Germany, Software)	3.8
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	3.6
AIA Group Ltd. (Hong Kong, Insurance)	3.1
Keyence Corp. (Japan, Electronic Equipment & Components)	3.0
CSL Ltd. (Australia, Biotechnology)	2.7
MasterCard, Inc. Class A (United States of America, IT Services)	2.7
Visa, Inc. Class A (United States of America, IT Services)	2.6
ASSA ABLOY AB (B Shares) (Sweden, Building Products)	2.5
33.6

Top Market Sectors as of October 31, 2019

% of fund's net assets
Information Technology	22.6
Industrials	21.6
Financials	16.6
Health Care	9.4
Consumer Discretionary	8.8
Consumer Staples	7.6
Materials	7.2
Communication Services	3.2
Real Estate	0.9
Energy	0.2

Fidelity® Series International Growth Fund

Schedule of Investments October 31, 2019

Showing Percentage of Net Assets

Common Stocks - 98.1%
	Shares	Value
Australia - 2.7%
CSL Ltd.	2,512,138	$443,031,400
Bailiwick of Jersey - 1.2%
Experian PLC	6,481,300	203,844,000
Belgium - 0.5%
KBC Groep NV	1,126,951	79,033,146
Brazil - 0.8%
BM&F BOVESPA SA	11,644,200	140,467,871
Canada - 2.2%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	2,752,600	82,550,831
Canadian National Railway Co.	690,900	61,793,349
Canadian Pacific Railway Ltd.	391,500	89,027,534
Franco-Nevada Corp.	877,800	85,174,125
Pason Systems, Inc.	2,004,369	21,518,319
PrairieSky Royalty Ltd. (a)	2,273,200	22,195,241

TOTAL CANADA		362,259,399

Cayman Islands - 1.5%
Alibaba Group Holding Ltd. sponsored ADR (b)	1,436,000	253,698,120
Finland - 0.2%
Tikkurila Oyj	1,797,108	28,661,698
France - 6.0%
Edenred SA	3,244,959	170,821,652
Elis SA	2,069,752	39,542,796
Legrand SA	1,846,700	144,132,524
LVMH Moet Hennessy Louis Vuitton SE	802,900	342,883,285
Safran SA	1,889,600	298,944,746

TOTAL FRANCE		996,325,003

Germany - 9.3%
Deutsche Borse AG	1,159,000	179,482,389
Linde PLC	1,886,512	372,938,758
MTU Aero Engines Holdings AG	776,400	207,300,990
SAP SE	4,715,184	624,768,872
Vonovia SE	2,769,400	147,362,442

TOTAL GERMANY		1,531,853,451

Hong Kong - 4.3%
AIA Group Ltd.	52,039,099	518,217,047
Hong Kong Exchanges and Clearing Ltd.	6,290,600	195,977,587

TOTAL HONG KONG		714,194,634

India - 1.3%
Housing Development Finance Corp. Ltd.	7,057,966	211,671,221
Ireland - 1.5%
CRH PLC sponsored ADR	6,748,406	246,316,819
Italy - 0.5%
Interpump Group SpA	3,005,649	82,330,040
Japan - 13.2%
Azbil Corp.	4,293,000	119,462,152
DENSO Corp.	1,452,300	67,430,175
East Japan Railway Co.	1,396,700	126,793,865
Fanuc Corp.	978,500	193,008,444
Hoya Corp.	3,196,224	282,473,423
Keyence Corp.	772,300	488,322,522
Misumi Group, Inc.	7,998,000	201,059,823
Nabtesco Corp.	2,598,800	82,732,285
OSG Corp.	3,875,200	82,888,562
Recruit Holdings Co. Ltd.	5,034,600	167,320,116
SHO-BOND Holdings Co. Ltd. (c)	2,918,400	113,264,445
USS Co. Ltd.	12,674,900	245,489,909

TOTAL JAPAN		2,170,245,721

Kenya - 0.5%
Safaricom Ltd.	264,324,800	76,124,519
Korea (South) - 0.3%
BGF Retail Co. Ltd.	323,987	49,278,116
Netherlands - 4.2%
ASML Holding NV (Netherlands)	2,411,700	632,141,800
Prosus NV (b)	880,110	60,691,505

TOTAL NETHERLANDS		692,833,305

New Zealand - 0.6%
Auckland International Airport Ltd.	15,611,431	93,041,380
Norway - 1.0%
Adevinta ASA:
rights 11/12/19 (b)	2,093,900	320,137
Class B	7,022,895	80,186,162
Schibsted ASA (B Shares)	3,027,094	84,530,781

TOTAL NORWAY		165,037,080

South Africa - 1.3%
Clicks Group Ltd.	7,283,219	118,465,277
Naspers Ltd. Class N	713,910	101,024,418

TOTAL SOUTH AFRICA		219,489,695

Spain - 2.4%
Amadeus IT Holding SA Class A	4,584,300	339,187,783
Prosegur Compania de Seguridad SA (Reg.)	15,583,989	60,485,264

TOTAL SPAIN		399,673,047

Sweden - 5.1%
ASSA ABLOY AB (B Shares)	17,286,617	410,529,138
Atlas Copco AB (A Shares) (a)	7,011,800	247,700,838
Epiroc AB Class A (a)	10,545,800	118,611,171
Fagerhult AB	3,516,696	20,832,774
Loomis AB (B Shares)	1,285,619	49,663,503

TOTAL SWEDEN		847,337,424

Switzerland - 10.8%
Nestle SA (Reg. S)	8,862,245	948,094,884
Roche Holding AG (participation certificate)	1,970,481	593,028,045
Schindler Holding AG:
(participation certificate)	824,126	201,499,434
(Reg.)	154,309	36,477,302

TOTAL SWITZERLAND		1,779,099,665

Taiwan - 1.5%
Taiwan Semiconductor Manufacturing Co. Ltd.	25,813,000	252,485,410
United Kingdom - 6.0%
BAE Systems PLC	8,712,800	65,082,152
Elementis PLC	15,468,883	29,795,937
Informa PLC	8,135,988	81,676,878
InterContinental Hotel Group PLC ADR	4,413,502	267,414,086
London Stock Exchange Group PLC	1,460,600	131,627,565
M&G PLC (b)	11,775,538	32,611,861
Prudential PLC	11,975,538	209,174,775
Rightmove PLC	10,868,100	84,270,868
Spectris PLC	2,939,894	91,091,945

TOTAL UNITED KINGDOM		992,746,067

United States of America - 19.2%
Alphabet, Inc. Class A (b)	92,994	117,060,847
Autoliv, Inc. (a)	1,410,327	109,779,854
Berkshire Hathaway, Inc. Class B (b)	819,750	174,262,455
Black Knight, Inc. (b)	2,043,500	131,192,700
Lam Research Corp.	358,200	97,086,528
Marsh & McLennan Companies, Inc.	2,331,773	241,618,318
Martin Marietta Materials, Inc.	653,166	171,070,707
MasterCard, Inc. Class A	1,577,310	436,615,181
Moody's Corp.	928,500	204,910,665
MSCI, Inc.	900,600	211,244,736
PayPal Holdings, Inc. (b)	1,008,300	104,964,030
PriceSmart, Inc.	600,464	44,494,382
ResMed, Inc.	1,599,200	236,553,664
S&P Global, Inc.	791,471	204,191,603
Sherwin-Williams Co.	430,600	246,440,992
Visa, Inc. Class A	2,409,196	430,908,797

TOTAL UNITED STATES OF AMERICA		3,162,395,459

TOTAL COMMON STOCKS
(Cost $10,387,786,597)		16,193,473,690

Money Market Funds - 2.7%
Fidelity Cash Central Fund 1.83% (d)	268,315,570	268,369,233
Fidelity Securities Lending Cash Central Fund 1.84% (d)(e)	166,001,385	166,017,985
TOTAL MONEY MARKET FUNDS
(Cost $434,385,129)		434,387,218
TOTAL INVESTMENT IN SECURITIES - 100.8%
(Cost $10,822,171,726)		16,627,860,908
NET OTHER ASSETS (LIABILITIES) - (0.8)%		(126,070,038)
NET ASSETS - 100%		$16,501,790,870

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Non-income producing

 (c) Affiliated company

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$7,398,670
Fidelity Securities Lending Cash Central Fund	1,539,126
Total	$8,937,796

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
SHO-BOND Holdings Co. Ltd.	$103,974,547	$--	$--	$1,631,880	$--	$9,289,898	$113,264,445
Total	$103,974,547	$--	$--	$1,631,880	$--	$9,289,898	$113,264,445

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$524,170,192	$524,170,192	$--	$--
Consumer Discretionary	1,448,411,352	691,583,565	756,827,787	--
Consumer Staples	1,242,883,490	294,788,606	948,094,884	--
Energy	43,713,560	43,713,560	--	--
Financials	2,734,491,239	1,288,340,655	1,446,150,584	--
Health Care	1,555,086,532	236,553,664	1,318,532,868	--
Industrials	3,568,728,127	2,033,007,917	1,535,720,210	--
Information Technology	3,748,227,720	1,631,046,964	2,117,180,756	--
Materials	1,180,399,036	1,180,399,036	--	--
Real Estate	147,362,442	147,362,442	--	--
Money Market Funds	434,387,218	434,387,218	--	--
Total Investments in Securities:	$16,627,860,908	$8,505,353,819	$8,122,507,089	$--

See accompanying notes which are an integral part of the financial statements.

Fidelity® Series International Growth Fund

Financial Statements

Statement of Assets and Liabilities

		October 31, 2019
Assets
Investment in securities, at value (including securities loaned of $160,237,036) — See accompanying schedule: Unaffiliated issuers (cost $10,345,451,557)	$16,080,209,245
Fidelity Central Funds (cost $434,385,129)	434,387,218
Other affiliated issuers (cost $42,335,040)	113,264,445
Total Investment in Securities (cost $10,822,171,726)		$16,627,860,908
Foreign currency held at value (cost $1,484,712)		1,484,609
Receivable for investments sold		11,048,863
Receivable for fund shares sold		49,142,731
Dividends receivable		62,549,006
Distributions receivable from Fidelity Central Funds		320,708
Total assets		16,752,406,825
Liabilities
Payable for investments purchased	$50,420,106
Payable for fund shares redeemed	32,364,066
Other payables and accrued expenses	1,837,119
Collateral on securities loaned	165,994,664
Total liabilities		250,615,955
Net Assets		$16,501,790,870
Net Assets consist of:
Paid in capital		$10,113,307,818
Total accumulated earnings (loss)		6,388,483,052
Net Assets, for 966,469,761 shares outstanding		$16,501,790,870
Net Asset Value, offering price and redemption price per share ($16,501,790,870 ÷ 966,469,761 shares)		$17.07

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2019
Investment Income
Dividends (including $1,631,880 earned from other affiliated issuers)		$275,121,028
Non-Cash dividends		96,972,021
Income from Fidelity Central Funds (including $1,539,126 from security lending)		8,937,796
Income before foreign taxes withheld		381,030,845
Less foreign taxes withheld		(24,430,430)
Total income		356,600,415
Expenses
Custodian fees and expenses	$926,269
Independent trustees' fees and expenses	82,759
Commitment fees	38,966
Total expenses before reductions	1,047,994
Expense reductions	(2,106)
Total expenses after reductions		1,045,888
Net investment income (loss)		355,554,527
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	285,425,517
Fidelity Central Funds	(8,638)
Foreign currency transactions	(1,318,338)
Total net realized gain (loss)		284,098,541
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $1,384,229)	2,424,423,457
Fidelity Central Funds	2,089
Other affiliated issuers	9,289,898
Assets and liabilities in foreign currencies	20,826
Total change in net unrealized appreciation (depreciation)		2,433,736,270
Net gain (loss)		2,717,834,811
Net increase (decrease) in net assets resulting from operations		$3,073,389,338

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2019	Year ended October 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$355,554,527	$271,551,901
Net realized gain (loss)	284,098,541	663,014,677
Change in net unrealized appreciation (depreciation)	2,433,736,270	(1,606,402,204)
Net increase (decrease) in net assets resulting from operations	3,073,389,338	(671,835,626)
Distributions to shareholders	(924,506,492)	(460,665,652)
Share transactions
Proceeds from sales of shares	1,218,860,154	2,006,174,828
Reinvestment of distributions	924,506,492	460,665,652
Cost of shares redeemed	(1,904,058,640)	(2,005,553,650)
Net increase (decrease) in net assets resulting from share transactions	239,308,006	461,286,830
Total increase (decrease) in net assets	2,388,190,852	(671,214,448)
Net Assets
Beginning of period	14,113,600,018	14,784,814,466
End of period	$16,501,790,870	$14,113,600,018
Other Information
Shares
Sold	79,419,141	126,128,565
Issued in reinvestment of distributions	68,583,568	29,082,428
Redeemed	(125,219,315)	(122,800,370)
Net increase (decrease)	22,783,394	32,410,623

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Series International Growth Fund

Years ended October 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$14.96	$16.22	$13.37	$14.28	$14.17
Income from Investment Operations
Net investment income (loss)A	.37B	.30	.21	.17C	.15
Net realized and unrealized gain (loss)	2.74	(1.05)	2.97	(.60)	.36
Total from investment operations	3.11	(.75)	3.18	(.43)	.51
Distributions from net investment income	(.28)	(.24)	(.16)	(.16)	(.19)
Distributions from net realized gain	(.72)	(.27)	(.17)	(.33)	(.21)
Total distributions	(1.00)	(.51)	(.33)	(.48)D	(.40)
Net asset value, end of period	$17.07	$14.96	$16.22	$13.37	$14.28
Total ReturnE	22.58%	(4.82)%	24.42%	(3.10)%	3.65%
Ratios to Average Net AssetsF,G
Expenses before reductions	.01%	.01%	.51%	.94%	.92%
Expenses net of fee waivers, if any	.01%	.01%	.51%	.94%	.91%
Expenses net of all reductions	.01%	- %H	.51%	.94%	.91%
Net investment income (loss)	2.38%B	1.84%	1.41%	1.27%C	1.06%
Supplemental Data
Net assets, end of period (000 omitted)	$16,501,791	$14,113,600	$14,784,814	$5,618,983	$5,563,674
Portfolio turnover rateI	24%	33%	23%	26%	24%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.07 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.92%.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .93%.

 D Total distributions of $.48 per share is comprised of distributions from net investment income of $.156 and distributions from net realized gain of $.326 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 H Amount represents less than .005%.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Series International Small Cap Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2019	Past 1 year	Past 5 years	Life of fundA
Fidelity® Series International Small Cap Fund	12.77%	8.17%	9.32%

 A From December 3, 2009

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Series International Small Cap Fund on December 3, 2009, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Small Cap Index performed over the same period.

Period Ending Values
$24,205	Fidelity® Series International Small Cap Fund
$21,321	MSCI EAFE Small Cap Index

Fidelity® Series International Small Cap Fund

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index gained 11.47% for the 12 months ending October 31, 2019, as international stocks reflected a confluence of factors, including escalating trade tension, moderating but still positive global economic growth and uncertainty about the U.K.’s planned “Brexit” from the European Union. Currency fluctuations were largely modest and varied by region, muting the overall impact on international equity returns. In late December, the U.S. Federal Reserve shifted from raising interest rates to a more dovish policy in 2019, joining many foreign central banks that had cut policy rates. In June, international stocks rose 6.03%, as policy stimulus in China stabilized that country’s economic growth. The Fed cut its policy rate in July for the first time since 2008. However, the index returned -1.21% for the month, followed by -3.08% in August. In September, the Fed cut its policy rate another quarter point, citing concerns about slowing economic growth and muted inflation, and did the same in October, leading to monthly gains of 2.59% and 3.49%, respectively. For the full 12 months, the growth-oriented information technology sector (+22%) led the way, followed by utilities (+20%) and real estate (+18%), two high-dividend-yielding categories. Consumer discretionary gained 16%. Conversely, energy was roughly flat, while materials (+6%) and communication services (7%) also lagged. By region, Asia Pacific ex Japan (+16%), Europe ex U.K (+13%), Canada (+12%) and emerging markets (+12%) fared best. Meanwhile, the U.K. (+7%) and Japan (+10%) trailed the broader market.

Comments from Co-Portfolio Manager Jed Weiss:  For the fiscal year, the fund gained 12.77%, outpacing the 9.00% advance of the benchmark MSCI EAFE Small Cap Index. Versus the benchmark, security selection within Japan was by far the biggest contributor, followed by picks in Germany, Denmark and the U.K. Investment choices among emerging markets also helped the portfolio’s relative result. From a sector standpoint, positioning in information technology notably aided performance, along with strong picks in health care, the consumer-oriented groups and industrials. Conversely, security selection in Canada, Israel and Spain hampered the fund's performance versus the benchmark, as did an underweighting in Australia and the market-leading real estate sector. A number of Japanese holdings helped the fund top the benchmark this period. This included an overweighting in Lasertec, a dominant supplier of semiconductor mask inspection equipment that gained roughly 157% the past 12 months. The company continued to be a beneficiary of the structural growth in extreme ultraviolet lithography. Further contributing were an overweighting in Japanese building automation firm Azbil (+53%) and a sizable out-of-benchmark stake in technology service management company OBIC (+40%). In addition, it helped to hold a non-index position in Workman (+126%), the leading workwear retailer in Japan. Conversely, the fund's biggest detractor was Spanish multinational private security company Prosegur Compania de Seguridad (-28%), which was hampered by the impact of depreciating Latin American currencies during the period. Other holdings that pressured the fund’s performance versus the benchmark included Israeli stolen vehicle recovery and tracking services firm Ituran Location and Control (-26%), as well as U.K.-headquartered specialty chemical company Elementis (-24%). Lastly, I'll note that the fund's stake in cash – representing about 7% of assets, on average – also weighed on the portfolio’s relative return amid the strong, uptrending market this period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to Shareholders:  On November 1, 2018, Preeti Sayana assumed co-management responsibilities for the fund.

Fidelity® Series International Small Cap Fund

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2019
Japan	36.2%
United Kingdom	15.8%
United States of America*	9.5%
Germany	5.5%
Sweden	4.5%
Denmark	2.6%
Netherlands	2.6%
Canada	2.5%
Israel	2.2%
Other	18.6%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2019

% of fund's net assets
Stocks	92.6
Short-Term Investments and Net Other Assets (Liabilities)	7.4

Top Ten Stocks as of October 31, 2019

% of fund's net assets
Azbil Corp. (Japan, Electronic Equipment & Components)	2.6
OBIC Co. Ltd. (Japan, IT Services)	2.4
Spirax-Sarco Engineering PLC (United Kingdom, Machinery)	2.1
Lasertec Corp. (Japan, Semiconductors & Semiconductor Equipment)	2.0
CompuGroup Medical AG (Germany, Health Care Technology)	2.0
Spectris PLC (United Kingdom, Electronic Equipment & Components)	2.0
USS Co. Ltd. (Japan, Specialty Retail)	1.8
SHO-BOND Holdings Co. Ltd. (Japan, Construction & Engineering)	1.5
Nihon Parkerizing Co. Ltd. (Japan, Chemicals)	1.5
OSG Corp. (Japan, Machinery)	1.4
19.3

Top Market Sectors as of October 31, 2019

% of fund's net assets
Industrials	21.9
Information Technology	16.3
Health Care	13.1
Consumer Discretionary	10.2
Consumer Staples	8.0
Financials	6.0
Materials	5.7
Communication Services	5.3
Real Estate	3.8
Energy	2.2

Fidelity® Series International Small Cap Fund

Schedule of Investments October 31, 2019

Showing Percentage of Net Assets

Common Stocks - 91.6%
	Shares	Value
Australia - 1.0%
Bapcor Ltd.	1,135,954	$5,599,692
Beacon Lighting Group Ltd.	6,633,510	5,556,577
Imdex Ltd.	14,779,970	16,184,064
Nanosonics Ltd. (a)	528,844	2,474,296
Reckon Ltd. (b)	5,931,484	3,095,110
SomnoMed Ltd. (a)	305,402	594,428

TOTAL AUSTRALIA		33,504,167

Austria - 0.5%
EVN AG	228,100	4,167,071
IMMOFINANZ Immobilien Anlagen AG	230,582	6,622,079
Wienerberger AG	210,100	5,680,027

TOTAL AUSTRIA		16,469,177

Bailiwick of Jersey - 0.6%
Integrated Diagnostics Holdings PLC (c)	4,317,632	20,379,223
Belgium - 2.0%
Barco NV	177,600	38,625,070
Econocom Group SA	2,969,647	7,743,567
KBC Ancora	519,141	24,723,213

TOTAL BELGIUM		71,091,850

Canada - 2.5%
Computer Modelling Group Ltd.	1,550,000	8,249,563
ECN Capital Corp.	3,248,700	10,729,516
McCoy Global, Inc. (a)	1,107,650	504,586
MTY Food Group, Inc.	109,600	4,378,674
New Look Vision Group, Inc.	694,700	16,878,293
Pason Systems, Inc.	1,171,000	12,571,513
PrairieSky Royalty Ltd. (d)	948,900	9,264,941
Richelieu Hardware Ltd.	714,500	14,668,651
ShawCor Ltd. Class A	489,800	4,931,097
Spin Master Corp. (a)(c)	178,200	5,041,175
Total Energy Services, Inc.	355,700	1,517,754

TOTAL CANADA		88,735,763

Cayman Islands - 0.4%
SITC International Holdings Co. Ltd.	4,091,000	4,504,595
Value Partners Group Ltd.	20,410,200	10,744,373

TOTAL CAYMAN ISLANDS		15,248,968

China - 0.5%
Zhejiang Sanhua Intelligent Controls Co. Ltd. (A Shares)	8,232,730	16,356,079
Denmark - 2.6%
Ambu A/S Series B (d)	898,100	14,104,037
Jyske Bank A/S (Reg.)	285,719	9,498,660
Netcompany Group A/S (a)(c)	487,021	20,734,817
SimCorp A/S	281,400	25,141,503
Spar Nord Bank A/S	2,294,386	22,399,959

TOTAL DENMARK		91,878,976

Finland - 0.7%
Olvi PLC (A Shares)	219,434	9,312,157
Tikkurila Oyj	1,053,586	16,803,422

TOTAL FINLAND		26,115,579

France - 2.2%
Cegedim SA (a)	262,251	8,116,557
Elis SA	1,547,721	29,569,348
Laurent-Perrier Group SA	135,868	13,486,489
Somfy SA	24,200	2,240,192
STEF-TFE Group	42,038	4,083,682
Vetoquinol SA	297,227	19,359,441

TOTAL FRANCE		76,855,709

Germany - 4.7%
CompuGroup Medical AG	1,072,695	68,672,025
CTS Eventim AG	568,095	34,372,602
DIC Asset AG	1,562,600	21,784,597
JOST Werke AG (c)	109,555	3,079,105
Nexus AG	618,016	21,918,889
Takkt AG	390,800	4,646,260
WashTec AG	210,242	10,575,179

TOTAL GERMANY		165,048,657

Greece - 0.8%
Fourlis Holdings SA	1,184,792	7,135,552
Motor Oil (HELLAS) Corinth Refineries SA	586,000	14,469,947
Mytilineos SA	432,600	4,733,117

TOTAL GREECE		26,338,616

India - 0.7%
Embassy Office Parks (REIT)	2,870,400	16,686,027
Jyothy Laboratories Ltd.	2,762,490	6,806,428

TOTAL INDIA		23,492,455

Ireland - 0.6%
FBD Holdings PLC	1,318,227	13,026,137
Mincon Group PLC	1,925,044	2,147,002
Total Produce PLC	1,472,600	2,397,891
United Drug PLC (United Kingdom)	191,000	1,912,494

TOTAL IRELAND		19,483,524

Israel - 2.2%
Azrieli Group	132,479	10,205,294
Ituran Location & Control Ltd.	1,144,393	28,071,960
Strauss Group Ltd.	1,080,355	32,706,913
Tel Aviv Stock Exchange Ltd.	1,788,719	6,623,099

TOTAL ISRAEL		77,607,266

Italy - 1.0%
Interpump Group SpA	1,199,476	32,855,768
MARR SpA	147,500	3,096,017

TOTAL ITALY		35,951,785

Japan - 36.2%
Ai Holdings Corp.	570,600	10,341,339
Aoki Super Co. Ltd.	192,900	4,590,891
Artnature, Inc.	1,250,960	8,309,664
Asante, Inc.	381,000	7,358,939
Aucnet, Inc.	577,160	7,926,945
Azbil Corp.	3,317,600	92,319,502
Bank of Kyoto Ltd.	154,907	6,131,304
Broadleaf Co. Ltd.	3,647,500	20,492,785
Central Automotive Products Ltd.	121,079	2,369,616
Chugoku Marine Paints Ltd.	275,000	2,658,804
CKD Corp.	195,000	2,737,609
Coca-Cola West Co. Ltd.	476,150	10,810,545
Daiichikosho Co. Ltd.	709,200	33,713,473
Daikokutenbussan Co. Ltd.	438,700	13,687,166
Funai Soken Holdings, Inc.	640,500	15,432,129
GCA Savvian Group Corp. (d)	1,719,487	13,750,103
Genky DrugStores Co. Ltd. (d)	176,600	3,952,421
GMO Internet, Inc.	537,162	9,026,919
Goldcrest Co. Ltd.	1,476,010	30,489,823
Iwatsuka Confectionary Co. Ltd.	115,800	4,142,524
Kamigumi Co. Ltd.	244,950	5,538,602
Kobayashi Pharmaceutical Co. Ltd.	305,600	24,435,780
Koshidaka Holdings Co. Ltd.	3,071,800	44,605,629
Kusuri No Aoki Holdings Co. Ltd.	359,300	26,795,639
Lasertec Corp.	965,400	69,398,784
Medikit Co. Ltd.	261,400	16,564,587
Mirait Holdings Corp.	389,600	6,255,811
Miroku Jyoho Service Co., Ltd.	428,300	11,289,092
Misumi Group, Inc.	1,264,500	31,787,965
Mitsuboshi Belting Ltd.	425,500	8,006,201
Nabtesco Corp.	850,100	27,062,766
Nagaileben Co. Ltd.	1,591,800	37,945,739
Nichias Corp.	205,700	4,339,477
Nihon Parkerizing Co. Ltd.	4,549,300	53,340,443
Nitto Kohki Co. Ltd.	204,900	4,419,665
NOF Corp.	120,000	4,053,487
NS Tool Co. Ltd.	518,100	10,101,364
OBIC Co. Ltd.	663,200	83,036,103
Okamoto Industries, Inc.	210,800	8,141,021
OSG Corp.	2,343,500	50,126,276
PALTAC Corp.	200,200	9,654,746
Paramount Bed Holdings Co. Ltd.	908,710	34,746,358
ProNexus, Inc.	1,008,300	11,831,282
Raiznext Corp.	138,200	1,404,041
S Foods, Inc.	177,100	4,771,511
San-Ai Oil Co. Ltd.	2,420,800	25,343,960
SCSK Corp.	110,400	5,619,843
Sekisui Jushi Corp.	231,300	4,736,351
Shinsei Bank Ltd.	608,631	9,488,406
SHO-BOND Holdings Co. Ltd.	1,387,200	53,837,870
Shoei Co. Ltd. (b)	948,200	41,274,923
SK Kaken Co. Ltd.	47,500	20,283,850
Software Service, Inc.	232,300	25,043,949
Sushiro Global Holdings Ltd.	82,200	5,651,495
Techno Medica Co. Ltd.	283,000	5,880,339
The Monogatari Corp.	152,300	13,153,310
TKC Corp.	411,900	17,351,693
Tocalo Co. Ltd.	1,495,000	14,738,717
Toshiba Plant Systems & Services Corp.	185,700	3,628,353
Tsuruha Holdings, Inc.	48,270	5,429,823
USS Co. Ltd.	3,304,200	63,996,383
Welcia Holdings Co. Ltd.	427,385	24,557,664
Workman Co. Ltd. (d)	328,000	23,215,627
Yamato Kogyo Co. Ltd.	301,500	7,821,415
Yuasa Trading Co. Ltd.	121,900	3,781,682

TOTAL JAPAN		1,264,730,523

Korea (South) - 0.7%
BGF Retail Co. Ltd.	115,410	17,553,752
Leeno Industrial, Inc.	157,283	7,149,899

TOTAL KOREA (SOUTH)		24,703,651

Luxembourg - 0.2%
B&M European Value Retail SA	1,340,231	6,428,661
Mexico - 0.1%
Consorcio ARA S.A.B. de CV	21,222,120	3,993,662
Genomma Lab Internacional SA de CV (a)	1,109,000	1,170,888

TOTAL MEXICO		5,164,550

Netherlands - 2.6%
Aalberts Industries NV	1,181,500	47,517,234
Arcadis NV (d)	217,831	4,300,160
Intertrust NV (c)	359,960	6,840,936
PostNL NV	2,085,149	4,786,016
RHI Magnesita NV	62,691	2,824,372
RHI Magnesita NV	12,748	575,823
Takeaway.com Holding BV (a)(c)(d)	168,878	13,749,523
Van Lanschot NV (Bearer)	414,661	9,550,035

TOTAL NETHERLANDS		90,144,099

New Zealand - 0.2%
EBOS Group Ltd.	336,913	5,321,346
Norway - 1.9%
ABG Sundal Collier ASA	3,487,994	1,289,581
Adevinta ASA:
rights 11/12/19 (a)	128,966	19,718
Class B	128,966	1,472,511
Borregaard ASA	290,000	2,789,265
Kongsberg Gruppen ASA	2,405,661	35,524,514
Merkantildata ASA	600,000	7,581,434
Schibsted ASA (A Shares)	79,266	2,327,259
Skandiabanken ASA (c)	2,417,154	17,163,721

TOTAL NORWAY		68,168,003

Philippines - 0.5%
Jollibee Food Corp.	3,136,690	14,322,729
Pilipinas Shell Petroleum Corp.	3,441,750	2,295,223

TOTAL PHILIPPINES		16,617,952

Singapore - 0.1%
Boustead Singapore Ltd.	8,135,700	4,658,398
South Africa - 1.0%
Clicks Group Ltd.	2,216,453	36,051,740
Spain - 1.0%
Fluidra SA (a)	119,800	1,496,465
Prosegur Cash SA (c)	1,305,441	2,038,342
Prosegur Compania de Seguridad SA (Reg.)	8,169,164	31,706,519

TOTAL SPAIN		35,241,326

Sweden - 4.5%
Addlife AB	962,156	21,523,628
AddTech AB (B Shares)	1,465,310	40,746,475
Fagerhult AB (d)	2,442,527	14,469,437
Granges AB	215,000	2,088,611
Lagercrantz Group AB (B Shares)	2,241,386	28,784,227
Loomis AB (B Shares)	748,600	28,918,442
MIPS AB	244,200	3,732,916
Saab AB (B Shares)	524,350	16,166,513

TOTAL SWEDEN		156,430,249

Switzerland - 1.3%
EDAG Engineering Group AG (d)	53,141	657,877
Tecan Group AG	145,663	34,433,463
VZ Holding AG	33,825	9,429,169

TOTAL SWITZERLAND		44,520,509

Taiwan - 0.4%
Addcn Technology Co. Ltd.	1,655,570	13,516,851
United Kingdom - 15.8%
Alliance Pharma PLC	22,028,866	21,115,968
Ascential PLC (c)	2,929,710	13,252,139
Avon Rubber PLC	1,132,477	26,053,104
Bodycote PLC	579,184	5,371,761
Cineworld Group PLC	5,722,600	16,508,239
Dechra Pharmaceuticals PLC	1,373,427	46,789,506
DP Poland PLC (a)(b)	14,923,300	889,221
Elementis PLC	15,677,268	30,197,325
GetBusy PLC (a)	2,405,905	1,308,925
Great Portland Estates PLC	2,474,288	25,243,123
H&T Group PLC (b)	2,180,017	10,688,405
Hill & Smith Holdings PLC	330,920	5,615,410
Hilton Food Group PLC	1,028,638	13,537,654
Howden Joinery Group PLC	1,950,100	14,585,482
Informa PLC	1,810,738	18,177,931
InterContinental Hotel Group PLC ADR	251,634	15,246,504
ITE Group PLC	15,252,733	15,351,677
LSL Property Services PLC	2,513,466	7,797,685
Luxfer Holdings PLC sponsored	168,800	2,845,968
Mears Group PLC	1,551,110	5,123,537
Mitie Group PLC	1,594,262	3,271,162
Naked Wines PLC (d)	705,510	2,344,108
Network International Holdings PLC (c)	1,954,000	13,693,326
Polypipe Group PLC	222,314	1,304,524
Rightmove PLC	4,510,370	34,973,251
Shaftesbury PLC	1,289,155	15,780,620
Spectris PLC	2,215,461	68,645,554
Spirax-Sarco Engineering PLC	703,928	72,262,776
Ted Baker PLC	607,423	3,199,232
Ten Entertainment Group PLC	818,000	2,717,864
Topps Tiles PLC	9,714,845	9,475,846
Tullett Prebon PLC	2,066,753	9,180,011
Ultra Electronics Holdings PLC	828,300	20,922,299

TOTAL UNITED KINGDOM		553,470,137

United States of America - 2.1%
Autoliv, Inc. (d)	132,700	10,329,368
Martin Marietta Materials, Inc.	54,580	14,295,048
Morningstar, Inc.	83,500	13,513,640
PriceSmart, Inc.	212,568	15,751,289
ResMed, Inc.	135,400	20,028,368

TOTAL UNITED STATES OF AMERICA		73,917,713

TOTAL COMMON STOCKS
(Cost $2,260,137,469)		3,203,643,502

Nonconvertible Preferred Stocks - 1.0%
Brazil - 0.2%
Banco ABC Brasil SA	1,856,743	8,351,987
Germany - 0.8%
Sartorius AG (non-vtg.)	136,355	26,491,767
TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $11,118,099)		34,843,754

Money Market Funds - 8.0%
Fidelity Cash Central Fund 1.83% (e)	235,983,335	236,030,531
Fidelity Securities Lending Cash Central Fund 1.84% (e)(f)	45,282,361	45,286,889
TOTAL MONEY MARKET FUNDS
(Cost $281,316,460)		281,317,420
TOTAL INVESTMENT IN SECURITIES - 100.6%
(Cost $2,552,572,028)		3,519,804,676
NET OTHER ASSETS (LIABILITIES) - (0.6)%		(21,740,494)
NET ASSETS - 100%		$3,498,064,182

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Affiliated company

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $115,972,307 or 3.3% of net assets.

 (d) Security or a portion of the security is on loan at period end.

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (f) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$5,035,862
Fidelity Securities Lending Cash Central Fund	834,376
Total	$5,870,238

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
DP Poland PLC	$2,732,613	$622,802	$--	$--	$--	$(2,466,194)	$889,221
H&T Group PLC	4,445,856	3,522,444	--	279,968	--	2,720,105	10,688,405
Ituran Location & Control Ltd.	42,223,022	5,049,914	8,488,001	839,444	(417,139)	(10,295,836)	--
Reckon Ltd.	3,045,276	--	--	120,175	--	49,834	3,095,110
Shoei Co. Ltd.	35,572,615	1,229,645	--	781,982	--	4,472,663	41,274,923
Total	$88,019,382	$10,424,805	$8,488,001	$2,021,569	$(417,139)	$(5,519,428)	$55,947,659

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$183,685,651	$149,972,178	$33,713,473	$--
Consumer Discretionary	353,187,239	108,500,628	244,686,611	--
Consumer Staples	284,528,066	146,238,010	138,290,056	--
Energy	80,552,625	51,509,401	29,043,224	--
Financials	206,281,319	166,167,133	40,114,186	--
Health Care	454,587,296	326,016,254	128,571,042	--
Industrials	774,084,902	490,203,710	283,881,192	--
Information Technology	569,451,452	247,480,282	321,971,170	--
Materials	193,352,387	80,869,303	112,483,084	--
Real Estate	134,609,248	87,433,398	47,175,850	--
Utilities	4,167,071	4,167,071	--	--
Money Market Funds	281,317,420	281,317,420	--	--
Total Investments in Securities:	$3,519,804,676	$2,139,874,788	$1,379,929,888	$--

See accompanying notes which are an integral part of the financial statements.

Fidelity® Series International Small Cap Fund

Financial Statements

Statement of Assets and Liabilities

		October 31, 2019
Assets
Investment in securities, at value (including securities loaned of $43,613,924) — See accompanying schedule: Unaffiliated issuers (cost $2,235,162,759)	$3,182,539,597
Fidelity Central Funds (cost $281,316,460)	281,317,420
Other affiliated issuers (cost $36,092,809)	55,947,659
Total Investment in Securities (cost $2,552,572,028)		$3,519,804,676
Foreign currency held at value (cost $112,214)		112,214
Receivable for investments sold		4,930,852
Receivable for fund shares sold		12,125,108
Dividends receivable		13,414,213
Distributions receivable from Fidelity Central Funds		399,996
Other receivables		1,016
Total assets		3,550,788,075
Liabilities
Payable to custodian bank	$203,404
Payable for investments purchased	5,676,011
Payable for fund shares redeemed	398,932
Other payables and accrued expenses	1,160,263
Collateral on securities loaned	45,285,283
Total liabilities		52,723,893
Net Assets		$3,498,064,182
Net Assets consist of:
Paid in capital		$2,419,818,637
Total accumulated earnings (loss)		1,078,245,545
Net Assets, for 209,398,449 shares outstanding		$3,498,064,182
Net Asset Value, offering price and redemption price per share ($3,498,064,182 ÷ 209,398,449 shares)		$16.71

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2019
Investment Income
Dividends (including $2,021,569 earned from other affiliated issuers)		$70,482,601
Non-Cash dividends		7,314,165
Income from Fidelity Central Funds (including $834,376 from security lending)		5,870,238
Income before foreign taxes withheld		83,667,004
Less foreign taxes withheld		(6,900,796)
Total income		76,766,208
Expenses
Custodian fees and expenses	$313,740
Independent trustees' fees and expenses	18,849
Commitment fees	8,867
Total expenses		341,456
Net investment income (loss)		76,424,752
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	86,223,842
Fidelity Central Funds	(731)
Other affiliated issuers	(417,139)
Foreign currency transactions	185,178
Total net realized gain (loss)		85,991,150
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $472,393)	255,711,950
Fidelity Central Funds	960
Other affiliated issuers	(5,519,428)
Assets and liabilities in foreign currencies	53,547
Total change in net unrealized appreciation (depreciation)		250,247,029
Net gain (loss)		336,238,179
Net increase (decrease) in net assets resulting from operations		$412,662,931

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2019	Year ended October 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$76,424,752	$74,161,206
Net realized gain (loss)	85,991,150	257,652,301
Change in net unrealized appreciation (depreciation)	250,247,029	(436,355,573)
Net increase (decrease) in net assets resulting from operations	412,662,931	(104,542,066)
Distributions to shareholders	(309,676,762)	(218,105,422)
Share transactions
Proceeds from sales of shares	414,945,342	326,419,558
Reinvestment of distributions	309,676,761	218,105,422
Cost of shares redeemed	(555,046,399)	(568,536,120)
Net increase (decrease) in net assets resulting from share transactions	169,575,704	(24,011,140)
Total increase (decrease) in net assets	272,561,873	(346,658,628)
Net Assets
Beginning of period	3,225,502,309	3,572,160,937
End of period	$3,498,064,182	$3,225,502,309
Other Information
Shares
Sold	26,523,897	18,009,758
Issued in reinvestment of distributions	21,746,964	12,463,167
Redeemed	(35,158,696)	(30,732,361)
Net increase (decrease)	13,112,165	(259,436)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Series International Small Cap Fund

Years ended October 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$16.43	$18.17	$15.02	$16.11	$15.21
Income from Investment Operations
Net investment income (loss)A	.36	.38	.25	.15	.14
Net realized and unrealized gain (loss)	1.47	(.99)	3.47	(.13)	1.10
Total from investment operations	1.83	(.61)	3.72	.02	1.24
Distributions from net investment income	(.37)	(.29)	(.15)	(.15)	(.14)
Distributions from net realized gain	(1.18)	(.85)	(.42)	(.96)	(.20)
Total distributions	(1.55)	(1.13)B	(.57)	(1.11)	(.34)
Net asset value, end of period	$16.71	$16.43	$18.17	$15.02	$16.11
Total ReturnC	12.77%	(3.72)%	25.87%	.02%	8.36%
Ratios to Average Net AssetsD,E
Expenses before reductions	.01%	.01%	.56%	1.06%	1.10%
Expenses net of fee waivers, if any	.01%	.01%	.56%	1.06%	1.10%
Expenses net of all reductions	.01%	.01%	.55%	1.05%	1.10%
Net investment income (loss)	2.28%	2.08%	1.52%	1.01%	.89%
Supplemental Data
Net assets, end of period (000 omitted)	$3,498,064	$3,225,502	$3,572,161	$1,303,650	$1,276,570
Portfolio turnover rateF	23%	14%	21%	21%	16%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $1.13 per share is comprised of distributions from net investment income of $.285 and distributions from net realized gain of $.848 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Series International Value Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2019	Past 1 year	Past 5 years	Life of fundA
Fidelity® Series International Value Fund	5.48%	2.05%	2.81%

 A From December 3, 2009

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Series International Value Fund on December 3, 2009, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Value Index performed over the same period.

Period Ending Values
$13,160	Fidelity® Series International Value Fund
$14,150	MSCI EAFE Value Index

Fidelity® Series International Value Fund

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index gained 11.47% for the 12 months ending October 31, 2019, as international stocks reflected a confluence of factors, including escalating trade tension, and moderating but still positive global economic growth. Currency fluctuations were largely modest and varied by region, muting the overall impact on international equity returns. In late December, the U.S. Federal Reserve shifted from raising interest rates to a more dovish policy in 2019, joining many foreign central banks. In June, international stocks rose 6.03%, as policy stimulus in China stabilized that country’s economic growth. The Fed cut its policy rate in July for the first time since 2008. However, the index returned -1.21% for the month, followed by -3.08% in August. In September, the Fed cut its policy rate another quarter point, citing concerns about slowing economic growth and muted inflation, and did the same in October, leading to monthly gains of 2.59% and 3.49%, respectively. For the full 12 months, the growth-oriented information technology sector (+22%) led the way, followed by utilities (+20%) and real estate (+18%), two high-dividend-yielding categories. Conversely, energy was roughly flat, while materials (+6%) and communication services (7%) also lagged. By region, Asia Pacific ex Japan (+16%), Europe ex U.K (+13%), Canada (+12%) and emerging markets (+12%) fared best. Meanwhile, the U.K. (+7%) and Japan (+10%) trailed the broader market.

Comments from Portfolio Manager Alexander Zavratsky:  For the year, the fund gained 5.48%, modestly trailing the 5.80% advance of the MSCI EAFE Value Index. From a sector standpoint, the portfolio’s positioning among consumer discretionary and energy stocks hurt the most. Underweighting the top-performing utilities and real estate sectors also detracted. These negatives overshadowed the positive impact of investment choices in information technology and materials. Geographically, the fund’s exposure to Europe, security selection in Spain especially, along with picks in the U.K., notably weighed on performance. In contrast, choices in Japan were the most helpful. Among individual stocks, not owning index component Iberdrola hurt more than any other stock choice. Shares of the Spanish renewable energy firm gained about 52% during the past 12 months, boosted by strong earnings on the back of growth in international markets. Another relative detractor was the portfolio’s overweight stake in Nordic-Baltic bank Swedbank (-31%), which fell sharply in February amid reports that the bank was involved in a massive money-laundering scandal. Swedbank subsequently fired its CEO in March, however the stock dropped considerably again, and trailed for the rest of the period. Conversely, throughout the period, Japanese multinational Hoya (+58%) – a supplier of electronics products to the semiconductor industry – executed well and benefitted from the ongoing structural-growth in extreme ultraviolet lithography (EUV) technology, further propelling the fund’s relative result. Shin-Etsu Chemical (+37%), the largest chemical firm in Japan and another out-of-benchmark holding, also contributed.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Series International Value Fund

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2019
Japan	25.5%
United Kingdom	17.1%
France	14.5%
Germany	12.5%
Italy	4.4%
Switzerland	3.9%
Spain	3.2%
Sweden	2.9%
Australia	2.8%
Other*	13.2%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2019

% of fund's net assets
Stocks	99.1
Short-Term Investments and Net Other Assets (Liabilities)	0.9

Top Ten Stocks as of October 31, 2019

% of fund's net assets
BP PLC (United Kingdom, Oil, Gas & Consumable Fuels)	3.3
Toyota Motor Corp. (Japan, Automobiles)	3.1
Total SA (France, Oil, Gas & Consumable Fuels)	3.1
BHP Billiton PLC (United Kingdom, Metals & Mining)	3.0
Enel SpA (Italy, Electric Utilities)	2.1
Banco Santander SA (Spain) (Spain, Banks)	2.1
Zurich Insurance Group Ltd. (Switzerland, Insurance)	2.0
AXA SA (France, Insurance)	1.9
VINCI SA (France, Construction & Engineering)	1.9
Sanofi SA (France, Pharmaceuticals)	1.9
24.4

Top Market Sectors as of October 31, 2019

% of fund's net assets
Financials	37.1
Industrials	9.7
Energy	9.6
Materials	9.1
Health Care	7.7
Consumer Discretionary	7.7
Information Technology	7.1
Communication Services	3.6
Utilities	3.1
Real Estate	2.3

Fidelity® Series International Value Fund

Schedule of Investments October 31, 2019

Showing Percentage of Net Assets

Common Stocks - 97.8%
	Shares	Value
Australia - 2.8%
Commonwealth Bank of Australia	3,698,448	$200,530,265
Insurance Australia Group Ltd.	20,667,785	113,240,276
Macquarie Group Ltd.	1,502,253	138,714,187

TOTAL AUSTRALIA		452,484,728

Austria - 0.7%
Erste Group Bank AG	3,018,700	106,625,166
Bailiwick of Jersey - 1.3%
Glencore Xstrata PLC	42,707,200	128,906,586
WPP PLC	6,215,000	77,560,448

TOTAL BAILIWICK OF JERSEY		206,467,034

Belgium - 1.2%
KBC Groep NV	2,804,300	196,665,739
Canada - 0.5%
Nutrien Ltd.	1,556,980	74,485,848
China - 0.6%
Ping An Insurance Group Co. of China Ltd. (H Shares)	8,323,500	96,068,097
Denmark - 0.8%
A.P. Moller - Maersk A/S Series B	59,001	75,261,818
ORSTED A/S (a)	590,000	51,753,150

TOTAL DENMARK		127,014,968

Finland - 0.6%
Sampo Oyj (A Shares)	2,291,713	93,914,057
France - 14.5%
ALTEN	309,700	34,005,458
Atos Origin SA	1,037,984	80,554,497
AXA SA	11,772,673	311,637,163
Bouygues SA	2,367,798	100,350,595
Capgemini SA	934,605	105,226,743
Natixis SA	15,595,600	71,505,800
Sanofi SA	3,225,490	297,348,749
Societe Generale Series A	4,423,778	125,807,494
SR Teleperformance SA	570,100	129,201,171
Thales SA	839,300	82,037,288
Total SA	9,386,173	496,230,500
VINCI SA	2,654,037	297,780,776
Vivendi SA	4,926,981	137,156,746
Worldline SA (a)(b)	910,593	55,298,569

TOTAL FRANCE		2,324,141,549

Germany - 11.2%
Bayer AG	3,349,300	259,825,957
Continental AG	789,300	105,719,513
Daimler AG (Germany)	2,127,100	124,335,107
Hannover Reuck SE	1,187,300	210,282,276
HeidelbergCement Finance AG	2,289,000	170,075,644
Linde PLC	1,008,500	199,367,265
MTU Aero Engines Holdings AG	265,200	70,809,148
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	577,900	160,488,436
Rheinmetall AG	845,900	101,749,171
RWE AG	3,906,810	119,084,058
SAP SE	709,911	94,064,260
Vonovia SE	3,366,428	179,130,876

TOTAL GERMANY		1,794,931,711

Indonesia - 0.4%
PT Bank Rakyat Indonesia Tbk	228,975,300	68,609,076
Ireland - 1.1%
CRH PLC	4,954,970	180,409,391
Italy - 4.4%
Assicurazioni Generali SpA	7,122,900	144,385,297
Enel SpA	43,026,700	333,472,597
Intesa Sanpaolo SpA	48,431,900	121,361,927
Mediobanca SpA	9,225,272	109,577,274

TOTAL ITALY		708,797,095

Japan - 25.5%
DENSO Corp.	3,268,400	151,751,554
Fanuc Corp.	663,300	130,835,463
Hitachi High-Technologies Corp.	1,652,400	102,805,346
Hoya Corp.	2,042,900	180,545,843
Ibiden Co. Ltd.	1,918,500	44,299,613
Idemitsu Kosan Co. Ltd.	3,479,953	102,294,176
Itochu Corp.	9,975,200	208,560,314
Kao Corp.	1,494,000	120,115,639
Minebea Mitsumi, Inc.	7,776,700	147,691,586
Mitsubishi Estate Co. Ltd.	4,491,200	87,198,369
Mitsubishi UFJ Financial Group, Inc.	47,122,300	244,295,588
Mitsui Fudosan Co. Ltd.	4,380,500	112,065,624
Nintendo Co. Ltd.	163,100	59,823,042
OBIC Co. Ltd.	1,047,800	131,190,032
Oracle Corp. Japan	1,201,500	105,607,256
ORIX Corp.	12,094,900	190,070,077
Recruit Holdings Co. Ltd.	2,194,100	72,918,815
Shin-Etsu Chemical Co. Ltd.	1,798,100	200,490,365
Shinsei Bank Ltd.	7,949,000	123,922,931
SoftBank Corp.	841,400	32,365,642
Sony Corp.	1,225,500	74,595,142
Sony Financial Holdings, Inc.	6,650,085	143,066,258
Sumitomo Mitsui Financial Group, Inc.	6,917,000	245,575,610
Suzuki Motor Corp.	1,367,400	64,560,581
Takeda Pharmaceutical Co. Ltd.	4,944,922	178,675,256
Tokio Marine Holdings, Inc.	4,587,300	248,015,213
Tokyo Electron Ltd.	417,000	84,483,608
Toyota Motor Corp.	7,183,500	498,397,571

TOTAL JAPAN		4,086,216,514

Korea (South) - 0.6%
Samsung Electronics Co. Ltd.	2,234,480	96,230,671
Netherlands - 2.5%
AerCap Holdings NV (b)	1,935,800	112,044,104
ING Groep NV (Certificaten Van Aandelen)	14,528,734	164,516,049
Koninklijke Philips Electronics NV	2,805,093	123,070,982

TOTAL NETHERLANDS		399,631,135

Portugal - 0.6%
Galp Energia SGPS SA Class B	5,556,172	88,869,793
Singapore - 1.0%
United Overseas Bank Ltd.	8,142,200	160,299,103
Spain - 3.2%
Banco Santander SA (Spain) (c)	81,817,724	327,957,201
Cellnex Telecom SA (a)	1,900,400	81,940,494
Masmovil Ibercom SA (b)	3,025,160	69,908,471
Unicaja Banco SA (a)	30,752,247	27,832,812

TOTAL SPAIN		507,638,978

Sweden - 2.9%
Ericsson (B Shares)	19,075,800	166,699,423
Investor AB (B Shares) (c)	4,313,559	220,911,475
Swedbank AB (A Shares)	4,945,900	69,176,113

TOTAL SWEDEN		456,787,011

Switzerland - 3.9%
Swiss Life Holding AG	280,571	140,271,279
UBS Group AG	13,588,571	159,937,481
Zurich Insurance Group Ltd.	819,315	320,168,203

TOTAL SWITZERLAND		620,376,963

United Kingdom - 17.1%
AstraZeneca PLC (United Kingdom)	2,053,580	200,259,512
Aviva PLC	26,753,203	144,200,961
Beazley PLC	8,038,100	61,067,276
BHP Billiton PLC	22,910,029	485,934,068
BP PLC	82,944,840	525,983,488
British American Tobacco PLC (United Kingdom)	3,101,480	108,476,985
Imperial Brands PLC	4,098,233	89,843,526
Informa PLC	10,623,686	106,650,785
Lloyds Banking Group PLC	350,794,860	258,047,416
Micro Focus International PLC	2,574,293	35,332,725
Royal Dutch Shell PLC Class B sponsored ADR	4,490,600	261,757,074
RSA Insurance Group PLC	16,989,590	114,939,590
Standard Chartered PLC (United Kingdom)	20,832,283	189,165,534
Standard Life PLC	31,100,857	122,269,512
The Weir Group PLC	1,706,507	29,764,703

TOTAL UNITED KINGDOM		2,733,693,155

United States of America - 0.4%
ConocoPhillips Co.	1,233,600	68,094,720
TOTAL COMMON STOCKS
(Cost $14,344,868,404)		15,648,452,502

Nonconvertible Preferred Stocks - 1.3%
Germany - 1.3%
Porsche Automobil Holding SE (Germany)
(Cost $197,847,901)	2,775,924	204,393,059

Money Market Funds - 1.8%
Fidelity Cash Central Fund 1.83% (d)	62,032,864	62,045,271
Fidelity Securities Lending Cash Central Fund 1.84% (d)(e)	229,323,287	229,346,219
TOTAL MONEY MARKET FUNDS
(Cost $291,391,490)		291,391,490
TOTAL INVESTMENT IN SECURITIES - 100.9%
(Cost $14,834,107,795)		16,144,237,051
NET OTHER ASSETS (LIABILITIES) - (0.9)%		(151,840,578)
NET ASSETS - 100%		$15,992,396,473

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $216,825,025 or 1.4% of net assets.

 (b) Non-income producing

 (c) Security or a portion of the security is on loan at period end.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$3,291,066
Fidelity Securities Lending Cash Central Fund	7,217,810
Total	$10,508,876

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$565,405,628	$395,656,496	$169,749,132	$--
Consumer Discretionary	1,223,752,527	124,335,107	1,099,417,420	--
Consumer Staples	318,436,150	89,843,526	228,592,624	--
Energy	1,543,229,751	329,851,794	1,213,377,957	--
Financials	5,945,118,212	2,638,286,874	3,306,831,338	--
Health Care	1,239,726,299	--	1,239,726,299	--
Industrials	1,559,004,952	923,736,956	635,267,996	--
Information Technology	1,135,798,201	290,761,441	845,036,760	--
Materials	1,439,669,167	443,928,757	995,740,410	--
Real Estate	378,394,869	179,130,876	199,263,993	--
Utilities	504,309,805	170,837,208	333,472,597	--
Money Market Funds	291,391,490	291,391,490	--	--
Total Investments in Securities:	$16,144,237,051	$5,877,760,525	$10,266,476,526	$--

See accompanying notes which are an integral part of the financial statements.

Fidelity® Series International Value Fund

Financial Statements

Statement of Assets and Liabilities

		October 31, 2019
Assets
Investment in securities, at value (including securities loaned of $217,100,122) — See accompanying schedule: Unaffiliated issuers (cost $14,542,716,305)	$15,852,845,561
Fidelity Central Funds (cost $291,391,490)	291,391,490
Total Investment in Securities (cost $14,834,107,795)		$16,144,237,051
Foreign currency held at value (cost $15,003)		15,010
Receivable for fund shares sold		48,467,515
Dividends receivable		85,713,853
Distributions receivable from Fidelity Central Funds		121,128
Total assets		16,278,554,557
Liabilities
Payable for investments purchased	$24,749,122
Payable for fund shares redeemed	31,688,797
Other payables and accrued expenses	375,385
Collateral on securities loaned	229,344,780
Total liabilities		286,158,084
Net Assets		$15,992,396,473
Net Assets consist of:
Paid in capital		$15,160,887,033
Total accumulated earnings (loss)		831,509,440
Net Assets, for 1,628,569,515 shares outstanding		$15,992,396,473
Net Asset Value, offering price and redemption price per share ($15,992,396,473 ÷ 1,628,569,515 shares)		$9.82

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2019
Investment Income
Dividends		$649,047,300
Income from Fidelity Central Funds (including $7,217,810 from security lending)		10,508,876
Income before foreign taxes withheld		659,556,176
Less foreign taxes withheld		(50,783,573)
Total income		608,772,603
Expenses
Custodian fees and expenses	$807,345
Independent trustees' fees and expenses	80,118
Interest	8,590
Commitment fees	37,687
Total expenses before reductions	933,740
Expense reductions	(1,275)
Total expenses after reductions		932,465
Net investment income (loss)		607,840,138
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(614,524,753)
Fidelity Central Funds	43,191
Foreign currency transactions	(504,243)
Total net realized gain (loss)		(614,985,805)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	847,345,270
Assets and liabilities in foreign currencies	861,021
Total change in net unrealized appreciation (depreciation)		848,206,291
Net gain (loss)		233,220,486
Net increase (decrease) in net assets resulting from operations		$841,060,624

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2019	Year ended October 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$607,840,138	$531,754,980
Net realized gain (loss)	(614,985,805)	411,682,322
Change in net unrealized appreciation (depreciation)	848,206,291	(2,130,990,429)
Net increase (decrease) in net assets resulting from operations	841,060,624	(1,187,553,127)
Distributions to shareholders	(506,747,337)	(460,693,678)
Share transactions
Proceeds from sales of shares	2,440,637,033	1,724,408,564
Reinvestment of distributions	506,747,337	460,693,677
Cost of shares redeemed	(1,319,977,575)	(1,299,313,186)
Net increase (decrease) in net assets resulting from share transactions	1,627,406,795	885,789,055
Total increase (decrease) in net assets	1,961,720,082	(762,457,750)
Net Assets
Beginning of period	14,030,676,391	14,793,134,141
End of period	$15,992,396,473	$14,030,676,391
Other Information
Shares
Sold	262,484,972	165,958,157
Issued in reinvestment of distributions	57,913,981	43,750,587
Redeemed	(141,800,099)	(121,273,736)
Net increase (decrease)	178,598,854	88,435,008

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Series International Value Fund

Years ended October 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$9.68	$10.87	$9.27	$9.91	$10.73
Income from Investment Operations
Net investment income (loss)A	.39	.38	.29	.24	.22
Net realized and unrealized gain (loss)	.10	(1.23)	1.55	(.68)	(.28)
Total from investment operations	.49	(.85)	1.84	(.44)	(.06)
Distributions from net investment income	(.35)	(.31)	(.22)	(.20)	(.44)
Distributions from net realized gain	–	(.03)	(.02)	–	(.32)
Total distributions	(.35)	(.34)	(.24)	(.20)	(.76)
Net asset value, end of period	$9.82	$9.68	$10.87	$9.27	$9.91
Total ReturnB	5.48%	(8.11)%	20.33%	(4.49)%	(.65)%
Ratios to Average Net AssetsC,D
Expenses before reductions	.01%	.01%	.48%	.96%	.89%
Expenses net of fee waivers, if any	.01%	.01%	.47%	.96%	.89%
Expenses net of all reductions	.01%	- %E	.46%	.95%	.88%
Net investment income (loss)	4.23%	3.60%	2.86%	2.58%	2.12%
Supplemental Data
Net assets, end of period (000 omitted)	$15,992,396	$14,030,676	$14,793,134	$5,774,976	$5,556,957
Portfolio turnover rateF	41%	43%	51%	45%	44%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 D Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 E Amount represents less than .005%.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2019

1. Organization.

Fidelity Series Emerging Markets Fund, Fidelity Series Emerging Markets Opportunities Fund, Fidelity Series International Growth Fund, Fidelity Series International Small Cap Fund, and Fidelity Series International Value Fund (the Funds) are funds of Fidelity Investment Trust (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Each Fund is authorized to issue an unlimited number of shares. Shares are offered only to certain other Fidelity funds and Fidelity managed 529 plans. Investments in emerging markets, if applicable, can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Funds invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds held as of period end, if any, as an investment of each Fund, but do not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, each Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

Each Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of each Fund's investments to the Fair Value Committee (the Committee) established by each Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, each Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees each Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing each Fund's investments and ratifies the fair value determinations of the Committee.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. ETFs are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2019 is included at the end of each Fund's Schedule of Investments.

Foreign Currency. The Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and for certain Funds include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Funds represent a return of capital or capital gain. The Funds determine the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Large, non-recurring dividends recognized by the Funds are presented separately on the Statement of Operations as "Non-cash dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2019, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Fidelity Series Emerging Markets Fund, Fidelity Series International Growth Fund and Fidelity Series International Small Cap Fund are subject to a tax imposed on capital gains by certain countries in which they invest. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on each applicable Fund's Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), market discount, capital loss carryforwards, certain deemed distributions and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
Fidelity Series Emerging Markets Fund	$1,981,436,356	$163,630,232	$(174,718,168)	$(11,087,936)
Fidelity Series Emerging Markets Opportunities Fund	15,034,837,189	4,161,753,314	(738,799,509)	3,422,953,805
Fidelity Series International Growth Fund	10,842,248,085	6,008,824,665	(223,211,842)	5,785,612,823
Fidelity Series International Small Cap Fund	2,592,198,669	1,137,302,516	(209,696,509)	927,606,007
Fidelity Series International Value Fund	15,017,527,992	2,117,450,879	(990,741,820)	1,126,709,059

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Undistributed long-term capital gain	Capital loss carryforward	Net unrealized appreciation (depreciation) on securities and other investments
Fidelity Series Emerging Markets Fund	$47,314,394	$–	$(13,514,609)	$(11,058,773)
Fidelity Series Emerging Markets Opportunities Fund	435,464,734	–	(230,138,207)	3,422,507,895
Fidelity Series International Growth Fund	342,914,684	261,318,474	–	5,785,634,121
Fidelity Series International Small Cap Fund	79,713,919	71,928,672	–	927,580,555
Fidelity Series International Value Fund	625,841,105	–	(920,929,484)	1,126,597,820

Capital loss carryforwards are only available to offset future capital gains of the Funds to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

	No expiration
	Short-term	Long-term	Total capital loss carryforward
Fidelity Series Emerging Markets Fund	$(7,811,695)	$(5,702,914)	$(13,514,609)
Fidelity Series Emerging Markets Opportunities Fund	(159,803,498)	(70,334,709)	(230,138,207)
Fidelity Series International Value Fund	(678,176,887)	(242,752,597)	(920,929,484)

The tax character of distributions paid was as follows:

October 31, 2019
	Ordinary Income	Long-term Capital Gains	Total
Fidelity Series Emerging Markets Fund	$6,416,055	$–	$6,416,055
Fidelity Series Emerging Markets Opportunities Fund	311,016,955	874,064,891	1,185,081,846
Fidelity Series International Growth Fund	265,068,295	659,438,197	924,506,492
Fidelity Series International Small Cap Fund	78,568,733	231,108,029	309,676,762
Fidelity Series International Value Fund	506,747,337	–	506,747,337

October 31, 2018
	Ordinary Income	Long-term Capital Gains	Total
Fidelity Series Emerging Markets Opportunities Fund	$338,422,741	$103,964,613	$442,387,354
Fidelity Series International Growth Fund	236,238,796	224,426,856	460,665,652
Fidelity Series International Small Cap Fund	105,491,413	112,614,009	218,105,422
Fidelity Series International Value Fund	460,693,677	–	460,693,677

Restricted Securities. The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable Fund's Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Funds' investment objective allows the Funds to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Funds used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Funds may not achieve their objectives.

The Funds' use of derivatives increased or decreased their exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Funds will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Funds. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Funds used futures contracts to manage their exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Series Emerging Markets Fund	1,302,337,224	733,863,631
Fidelity Series Emerging Markets Opportunities Fund	10,160,912,075	8,108,507,722
Fidelity Series International Growth Fund	3,441,733,457	3,441,883,699
Fidelity Series International Small Cap Fund	707,412,590	718,621,909
Fidelity Series International Value Fund	7,863,655,015	5,806,292,860

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Funds with investment management related services for which the Funds do not pay a management fee. Under the management contract, the investment adviser or an affiliate pays all ordinary operating expenses of the Funds, except custody fees, fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. Certain Funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Series Emerging Markets Fund	$3,858
Fidelity Series Emerging Markets Opportunities Fund	100,047
Fidelity Series International Growth Fund	9,613
Fidelity Series International Small Cap Fund	995
Fidelity Series International Value Fund	3,864

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Funds, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Each applicable fund's activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Series International Value Fund	Borrower	$31,167,750	2.48%	$8,590

Interfund Trades. The Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Prior Fiscal Year Affiliated Exchanges In-Kind. During the prior period, Fidelity Series Emerging Markets Fund received investments valued at $548,241,767 in exchange for 58,062,553 shares of Fidelity Series Emerging Markets Fund. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets. The Fidelity Series Emerging Markets Fund recognized no gain or loss for federal income tax purposes.

Other. During the period, the investment adviser reimbursed the Funds for certain losses as follows:

Amount
Fidelity Series Emerging Markets Opportunities Fund	$131,702

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Commitment fees on the Statement of Operations, and are as follows:

Fidelity Series Emerging Markets Fund	$2,436
Fidelity Series Emerging Markets Opportunities Fund	39,829
Fidelity Series International Growth Fund	38,966
Fidelity Series International Small Cap Fund	8,867
Fidelity Series International Value Fund	37,687

During the period, the Funds did not borrow on this line of credit.

8. Security Lending.

Certain Funds lend portfolio securities from time to time in order to earn additional income. For equity securities, lending agents are used, including National Financial Services (NFS), an affiliate of the Funds. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a Fund's daily lending revenue, for its services as lending agent. The Funds may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, each applicable Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. The Funds or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Funds may apply collateral received from the borrower against the obligation. The Funds may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on each applicable Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented on each applicable Fund's Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity was as follows:

	Total Security Lending Income Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Series Emerging Markets Fund	$149	$–	$–
Fidelity Series Emerging Markets Opportunities Fund	$81,414	$8,508	$–
Fidelity Series International Growth Fund	$20,129	$826	$–
Fidelity Series International Small Cap Fund	$290	$–	$–

9. Expense Reductions.

The investment adviser contractually agreed to reimburse each Fund to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. This reimbursement will remain in place through February 28, 2023. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement.

The following Funds were in reimbursement during the period:

	Expense Limitations	Reimbursement
Fidelity Series Emerging Markets Fund	.014%	$487,499
Fidelity Series Emerging Markets Opportunities Fund	.014%	$3,661,237

In addition, through arrangements with each applicable Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce each applicable Fund's expenses. All of the applicable expense reductions are noted in the table below.

Custodian credits
Fidelity Series Emerging Markets Fund	$156
Fidelity Series International Growth Fund	2,106
Fidelity Series International Value Fund	1,275

10. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds and accounts managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Funds.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity Series Emerging Markets Fund, Fidelity Series Emerging Markets Opportunities Fund, Fidelity Series International Small Cap Fund and Fidelity Series International Value Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Fidelity Series Emerging Markets Fund, Fidelity Series Emerging Markets Opportunities Fund, Fidelity Series International Small Cap Fund and Fidelity Series International Value Fund (the "Funds"), each a fund of Fidelity Investment Trust, including the schedules of investments, as of October 31, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, except for Fidelity Series Emerging Markets Fund; the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for the year then ended and for the period from August 29, 2018 (commencement of operations) to October 31, 2018, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2019, the results of their operations for the year then ended, and the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, except for Fidelity Series Emerging Markets Fund; the results of its operations for the period then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period from August 29, 2018 (commencement of operations) to October 31, 2018, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 16, 2019

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Investment Trust and the Shareholders of Fidelity Series International Growth Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Series International Growth Fund (one of the funds constituting Fidelity Investment Trust, referred to hereafter as the “Fund”) as of October 31, 2019, the related statement of operations for the year ended October 31, 2019, the statement of changes in net assets for each of the two years in the period ended October 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2019 and the financial highlights for each of the five years in the period ended October 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 16, 2019

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 298 funds. Mr. Chiel oversees 171 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair (2018-present) and Member (2013-present) of the Board of Governors, State University System of Florida and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present) and as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), a Director of Fortune Brands, Inc. (consumer products, 2000-2011), and a member of the Board of Trustees of the University of Florida (2013-2018).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a Director of Andeavor Logistics LP (natural resources logistics, 2015-2018), a Director of Post Oak Bank (privately-held bank, 2004-2018), a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), an Advisory Director of Riverstone Holdings (private investment), a Director of Spinnaker Exploration Company (exploration and production, 2001-2005) and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Executive Vice President of Fidelity SelectCo, LLC (2019-present), Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Executive Vice President of Fidelity SelectCo, LLC (2019-present), Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as Secretary and CLO of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2019-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2019 to October 31, 2019).

Actual Expenses

The first line of the accompanying table for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each fund provides information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Expenses Paid During Period-B May 1, 2019 to October 31, 2019
Fidelity Series Emerging Markets Fund	.01%
Actual		$1,000.00	$951.80	$.05
Hypothetical-C		$1,000.00	$1,025.16	$.05
Fidelity Series Emerging Markets Opportunities Fund	.01%
Actual		$1,000.00	$1,021.10	$.05
Hypothetical-C		$1,000.00	$1,025.16	$.05
Fidelity Series International Growth Fund	-%-D
Actual		$1,000.00	$1,073.60	$--E
Hypothetical-C		$1,000.00	$1,025.21	$--E
Fidelity Series International Small Cap Fund	.01%
Actual		$1,000.00	$1,029.60	$.05
Hypothetical-C		$1,000.00	$1,025.16	$.05
Fidelity Series International Value Fund	-%-D
Actual		$1,000.00	$1,018.70	$--E
Hypothetical-C		$1,000.00	$1,025.21	$--E

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period).

 C 5% return per year before expenses

 D Amount represents less than .005%.

 E Amount represents less than $.005.

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Series Emerging Markets Fund	12/16/19	12/13/19	$0.223	$0.000
Fidelity Series Emerging Markets Opportunities Fund	12/16/19	12/13/19	$0.497	$0.015
Fidelity Series International Growth Fund	12/16/19	12/13/19	$0.367	$0.270
Fidelity Series International Small Cap Fund	12/16/19	12/13/19	$0.361	$0.379
Fidelity Series International Value Fund	12/16/19	12/13/19	$0.364	$0.037

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended October 31, 2019, or, if subsequently determined to be different, the net capital gain of such year.

Fidelity Series International Growth Fund	$261,712,279
Fidelity Series International Small Cap Fund	$71,986,870

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends–received deduction for corporate shareholders:

Fidelity Series Emerging Markets Fund
December, 2018	11%
Fidelity Series International Growth Fund
December, 2018	7%
Fidelity Series International Small Cap Fund
December, 2018	1%
Fidelity Series International Value Fund
December, 2018	1%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

Fidelity Series Emerging Markets Fund
December, 2018	80%
Fidelity Series Emerging Markets Opportunities Fund
December, 2018	72%
Fidelity Series International Growth Fund
December, 2018	80%
Fidelity Series International Small Cap Fund
December, 2018	73%
Fidelity Series International Value Fund
December, 2018	77%

The funds will notify shareholders in January 2020 of amounts for use in preparing 2019 income tax returns.

GSV-S-ANN-1219
1.907943.109

Fidelity® International Growth Fund

Annual Report

October 31, 2019

Includes Fidelity and Fidelity Advisor share classes

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2019	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	14.28%	5.81%	8.04%
Class M (incl. 3.50% sales charge)	16.68%	5.99%	7.99%
Class C (incl. contingent deferred sales charge)	19.33%	6.24%	7.85%
Fidelity® International Growth Fund	21.66%	7.37%	8.99%
Class I	21.64%	7.41%	9.00%
Class Z	21.85%	7.54%	9.09%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on August 13, 2013. Returns prior to August 13, 2013, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® International Growth Fund, a class of the fund, on October 31, 2009.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Growth Index performed over the same period.

Period Ending Values
$23,650	Fidelity® International Growth Fund - Fidelity® International Growth Fund
$19,758	MSCI EAFE Growth Index

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index gained 11.47% for the 12 months ending October 31, 2019, as international stocks reflected a confluence of factors, including escalating trade tension, moderating but still positive global economic growth and uncertainty about the U.K.’s planned “Brexit” from the European Union. In late December, the U.S. Federal Reserve shifted from raising interest rates to a more dovish policy in 2019, joining many foreign central banks that had cut policy rates. In June, international stocks rose 6.03%, as policy stimulus in China stabilized that country’s economic growth. The Fed cut its policy rate in July for the first time since 2008. However, the index returned -1.21% for the month, followed by -3.08% in August. In September, the Fed cut its policy rate another quarter point, citing concerns about slowing economic growth and muted inflation, and did the same in October, leading to monthly gains of 2.59% and 3.49%, respectively. For the full 12 months, the growth-oriented information technology sector (+22%) led the way, followed by utilities (+20%) and real estate (+18%), two high-dividend-yielding categories. Consumer discretionary gained 16%. Conversely, energy was roughly flat, while materials (+6%) and communication services (7%) also lagged. By region, Asia Pacific ex Japan (+16%), Europe ex U.K (+13%), Canada (+12%) and emerging markets (+12%) fared best. Meanwhile, the U.K. (+7%) and Japan (+10%) trailed the broader market.

Comments from Portfolio Manager Jed Weiss:  For the fiscal year, the fund’s share classes (excluding sales charges, if applicable) gained roughly 20% to 22%, outpacing the 16.83% advance of the benchmark MSCI EAFE Growth Index. Versus the benchmark, the fund benefited most from sizable out-of-benchmark exposure to the U.S., as well as strong security selection in Germany, Japan, the Netherlands and Switzerland. Non-index stock picking among emerging markets also helped. By sector, positioning in information technology notably aided the portfolio’s relative result, as did investment choices within health care, financials and materials. Conversely, security selection in Spain and the U.K. detracted, along with picks in consumer discretionary. The biggest individual relative contributor was Netherlands-based chip-equipment firm ASML Holding (+55%), which continued to benefit from the build-out of 5G wireless networks and growth in its extreme ultraviolet lithography systems business. An out-of-benchmark stake in U.S.-based credit-card processor Mastercard (+41%) also added value, as the firm maintained considerable pricing power and significant market share. Non-index exposure to MSCI (+58%), the leading worldwide provider of benchmark indices and analytics, further contributed. Turning to detractors, an overweighted stake in Spanish airline-reservation software provider Amadeus IT Group (-7%) hurt most amid decelerating airline-traffic growth and increasingly aggressive competition. Untimely ownership of Austrian industrial conglomerate Andritz (-17%), which was sold prior to the end of the period, detracted as well. Lastly, I'll note that the fund's stake in cash – representing about 4% of assets, on average – meaningfully weighed on the portfolio’s relative return amid the strong, uptrending market this period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2019
United States of America*	21.6%
Japan	12.7%
Switzerland	10.8%
Germany	9.3%
France	6.1%
United Kingdom	5.9%
Sweden	5.1%
Hong Kong	4.3%
Netherlands	4.2%
Other	20.0%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2019

% of fund's net assets
Stocks	97.7
Short-Term Investments and Net Other Assets (Liabilities)	2.3

Top Ten Stocks as of October 31, 2019

% of fund's net assets
Nestle SA (Reg. S) (Switzerland, Food Products)	5.8
ASML Holding NV (Netherlands) (Netherlands, Semiconductors & Semiconductor Equipment)	3.8
SAP SE (Germany, Software)	3.8
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	3.6
AIA Group Ltd. (Hong Kong, Insurance)	3.1
Keyence Corp. (Japan, Electronic Equipment & Components)	3.0
CSL Ltd. (Australia, Biotechnology)	2.7
MasterCard, Inc. Class A (United States of America, IT Services)	2.7
Visa, Inc. Class A (United States of America, IT Services)	2.6
ASSA ABLOY AB (B Shares) (Sweden, Building Products)	2.5
33.6

Top Market Sectors as of October 31, 2019

% of fund's net assets
Information Technology	22.8
Industrials	21.3
Financials	16.8
Health Care	9.5
Consumer Discretionary	8.5
Consumer Staples	7.6
Materials	6.9
Communication Services	3.2
Real Estate	0.9
Energy	0.2

Schedule of Investments October 31, 2019

Showing Percentage of Net Assets

Common Stocks - 97.7%
	Shares	Value
Australia - 2.7%
CSL Ltd.	508,801	$89,730,269
Bailiwick of Jersey - 1.2%
Experian PLC	1,320,400	41,528,030
Belgium - 0.5%
KBC Groep NV	224,208	15,723,721
Brazil - 0.9%
BM&F BOVESPA SA	2,356,200	28,423,627
Canada - 2.1%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	578,100	17,337,294
Canadian National Railway Co.	136,100	12,172,637
Canadian Pacific Railway Ltd.	80,200	18,237,569
Franco-Nevada Corp.	161,600	15,680,267
Pason Systems, Inc.	362,800	3,894,915
PrairieSky Royalty Ltd. (a)	409,100	3,994,401

TOTAL CANADA		71,317,083

Cayman Islands - 1.5%
Alibaba Group Holding Ltd. sponsored ADR (b)	291,300	51,463,971
Finland - 0.1%
Tikkurila Oyj	294,104	4,690,603
France - 6.1%
Edenred SA	663,048	34,904,279
Elis SA	425,436	8,127,993
Legrand SA	375,000	29,268,260
LVMH Moet Hennessy Louis Vuitton SE	162,800	69,524,721
Safran SA	380,200	60,149,657

TOTAL FRANCE		201,974,910

Germany - 9.3%
Deutsche Borse AG	234,500	36,314,599
Linde PLC	380,579	75,235,493
MTU Aero Engines Holdings AG	158,700	42,373,348
SAP SE	957,601	126,883,553
Vonovia SE	556,900	29,633,185

TOTAL GERMANY		310,440,178

Hong Kong - 4.3%
AIA Group Ltd.	10,506,600	104,627,085
Hong Kong Exchanges and Clearing Ltd.	1,269,700	39,556,281

TOTAL HONG KONG		144,183,366

India - 1.3%
Housing Development Finance Corp. Ltd.	1,456,978	43,695,352
Ireland - 1.5%
CRH PLC sponsored ADR	1,374,266	50,160,709
Italy - 0.5%
Interpump Group SpA	590,426	16,172,812
Japan - 12.7%
Azbil Corp.	857,470	23,860,986
DENSO Corp.	298,000	13,836,117
East Japan Railway Co.	262,800	23,857,255
Fanuc Corp.	196,700	38,798,938
Hoya Corp.	640,200	56,579,103
Keyence Corp.	156,124	98,716,646
Misumi Group, Inc.	1,612,100	40,526,199
Nabtesco Corp.	517,400	16,471,327
OSG Corp.	693,800	14,840,030
Recruit Holdings Co. Ltd.	1,011,400	33,612,912
SHO-BOND Holdings Co. Ltd.	474,800	18,427,206
USS Co. Ltd.	2,169,400	42,017,358

TOTAL JAPAN		421,544,077

Kenya - 0.5%
Safaricom Ltd.	52,989,700	15,260,828
Korea (South) - 0.3%
BGF Retail Co. Ltd.	63,482	9,655,552
Netherlands - 4.2%
ASML Holding NV (Netherlands)	489,500	128,305,101
Prosus NV (b)	177,600	12,247,118

TOTAL NETHERLANDS		140,552,219

New Zealand - 0.6%
Auckland International Airport Ltd.	3,094,340	18,441,722
Norway - 1.0%
Adevinta ASA:
rights 11/12/19 (b)	412,400	63,052
Class B	1,440,967	16,452,704
Schibsted ASA (B Shares)	611,800	17,084,349

TOTAL NORWAY		33,600,105

South Africa - 1.3%
Clicks Group Ltd.	1,361,738	22,149,364
Naspers Ltd. Class N	143,900	20,363,090

TOTAL SOUTH AFRICA		42,512,454

Spain - 2.4%
Amadeus IT Holding SA Class A	929,500	68,772,778
Prosegur Compania de Seguridad SA (Reg.)	2,935,549	11,393,582

TOTAL SPAIN		80,166,360

Sweden - 5.1%
ASSA ABLOY AB (B Shares)	3,440,283	81,701,146
Atlas Copco AB (A Shares) (a)	1,434,300	50,668,489
Epiroc AB Class A (a)	2,162,100	24,317,663
Fagerhult AB	618,001	3,661,014
Loomis AB (B Shares)	234,727	9,067,512

TOTAL SWEDEN		169,415,824

Switzerland - 10.8%
Nestle SA (Reg. S)	1,793,049	191,822,791
Roche Holding AG (participation certificate)	399,973	120,374,267
Schindler Holding AG:
(participation certificate)	179,658	43,926,518
(Reg.)	18,350	4,337,780

TOTAL SWITZERLAND		360,461,356

Taiwan - 1.6%
Taiwan Semiconductor Manufacturing Co. Ltd.	5,275,000	51,596,503
United Kingdom - 5.9%
BAE Systems PLC	1,737,200	12,976,393
Elementis PLC	2,617,462	5,041,717
Informa PLC	1,524,466	15,304,057
InterContinental Hotel Group PLC ADR	880,870	53,371,913
London Stock Exchange Group PLC	296,800	26,747,269
M&G PLC (b)	2,356,365	6,525,855
Prudential PLC	2,406,365	42,031,586
Rightmove PLC	2,178,200	16,889,687
Spectris PLC	596,157	18,471,789

TOTAL UNITED KINGDOM		197,360,266

United States of America - 19.3%
Alphabet, Inc. Class A (b)	18,236	22,955,477
Autoliv, Inc.	275,069	21,411,371
Berkshire Hathaway, Inc. Class B (b)	164,584	34,987,267
Black Knight, Inc. (b)	418,700	26,880,540
Lam Research Corp.	72,600	19,677,504
Marsh & McLennan Companies, Inc.	475,151	49,235,147
Martin Marietta Materials, Inc.	132,500	34,703,075
MasterCard, Inc. Class A	320,900	88,828,329
Moody's Corp.	190,000	41,931,100
MSCI, Inc.	182,300	42,760,288
PayPal Holdings, Inc. (b)	203,100	21,142,710
PriceSmart, Inc.	121,131	8,975,807
ResMed, Inc.	331,000	48,961,520
S&P Global, Inc.	160,100	41,304,199
Sherwin-Williams Co.	87,800	50,249,696
Visa, Inc. Class A	485,360	86,811,490

TOTAL UNITED STATES OF AMERICA		640,815,520

TOTAL COMMON STOCKS
(Cost $2,394,572,813)		3,250,887,417

Money Market Funds - 4.6%
Fidelity Cash Central Fund 1.83% (c)	72,698,993	72,713,532
Fidelity Securities Lending Cash Central Fund 1.84% (c)(d)	80,903,862	80,911,952
TOTAL MONEY MARKET FUNDS
(Cost $153,624,341)		153,625,484
TOTAL INVESTMENT IN SECURITIES - 102.3%
(Cost $2,548,197,154)		3,404,512,901
NET OTHER ASSETS (LIABILITIES) - (2.3)%		(77,649,403)
NET ASSETS - 100%		$3,326,863,498

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Non-income producing

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$2,242,303
Fidelity Securities Lending Cash Central Fund	134,928
Total	$2,377,231

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$104,010,154	$104,010,154	$--	$--
Consumer Discretionary	284,235,659	138,494,373	145,741,286	--
Consumer Staples	249,940,808	58,118,017	191,822,791	--
Energy	7,889,316	7,889,316	--	--
Financials	553,863,376	260,891,204	292,972,172	--
Health Care	315,645,159	48,961,520	266,683,639	--
Industrials	709,960,271	410,307,143	299,653,128	--
Information Technology	759,947,929	330,585,140	429,362,789	--
Materials	235,761,560	235,761,560	--	--
Real Estate	29,633,185	29,633,185	--	--
Money Market Funds	153,625,484	153,625,484	--	--
Total Investments in Securities:	$3,404,512,901	$1,778,277,096	$1,626,235,805	$--

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2019
Assets
Investment in securities, at value (including securities loaned of $77,426,880) — See accompanying schedule: Unaffiliated issuers (cost $2,394,572,813)	$3,250,887,417
Fidelity Central Funds (cost $153,624,341)	153,625,484
Total Investment in Securities (cost $2,548,197,154)		$3,404,512,901
Foreign currency held at value (cost $43,450)		43,497
Receivable for investments sold		2,249,726
Receivable for fund shares sold		5,680,650
Dividends receivable		10,280,087
Distributions receivable from Fidelity Central Funds		118,775
Prepaid expenses		5,202
Other receivables		50,552
Total assets		3,422,941,390
Liabilities
Payable for investments purchased	$8,866,357
Payable for fund shares redeemed	3,064,477
Accrued management fee	2,084,883
Distribution and service plan fees payable	91,107
Other affiliated payables	471,923
Other payables and accrued expenses	587,759
Collateral on securities loaned	80,911,386
Total liabilities		96,077,892
Net Assets		$3,326,863,498
Net Assets consist of:
Paid in capital		$2,540,837,166
Total accumulated earnings (loss)		786,026,332
Net Assets		$3,326,863,498
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($164,247,273 ÷ 10,924,461 shares)(a)		$15.03
Maximum offering price per share (100/94.25 of $15.03)		$15.95
Class M:
Net Asset Value and redemption price per share ($28,534,482 ÷ 1,904,127 shares)(a)		$14.99
Maximum offering price per share (100/96.50 of $14.99)		$15.53
Class C:
Net Asset Value and offering price per share ($57,291,006 ÷ 3,901,630 shares)(a)		$14.68
International Growth:
Net Asset Value, offering price and redemption price per share ($1,040,531,747 ÷ 68,645,880 shares)		$15.16
Class I:
Net Asset Value, offering price and redemption price per share ($953,359,949 ÷ 63,025,222 shares)		$15.13
Class Z:
Net Asset Value, offering price and redemption price per share ($1,082,899,041 ÷ 71,451,412 shares)		$15.16

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2019
Investment Income
Dividends		$49,174,852
Non-Cash dividends		18,489,503
Income from Fidelity Central Funds (including $134,928 from security lending)		2,377,231
Income before foreign taxes withheld		70,041,586
Less foreign taxes withheld		(4,379,988)
Total income		65,661,598
Expenses
Management fee
Basic fee	$18,652,747
Performance adjustment	1,340,448
Transfer agent fees	4,118,365
Distribution and service plan fees	1,077,174
Accounting and security lending fees	1,180,220
Custodian fees and expenses	179,192
Independent trustees' fees and expenses	14,735
Registration fees	246,109
Audit	78,145
Legal	6,318
Miscellaneous	17,029
Total expenses before reductions	26,910,482
Expense reductions	(113,253)
Total expenses after reductions		26,797,229
Net investment income (loss)		38,864,369
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $4,604)	(16,750,977)
Fidelity Central Funds	(605)
Foreign currency transactions	(207,376)
Total net realized gain (loss)		(16,958,958)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $382,270)	514,922,980
Fidelity Central Funds	1,143
Assets and liabilities in foreign currencies	144,276
Total change in net unrealized appreciation (depreciation)		515,068,399
Net gain (loss)		498,109,441
Net increase (decrease) in net assets resulting from operations		$536,973,810

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2019	Year ended October 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$38,864,369	$22,322,204
Net realized gain (loss)	(16,958,958)	5,803,153
Change in net unrealized appreciation (depreciation)	515,068,399	(175,511,752)
Net increase (decrease) in net assets resulting from operations	536,973,810	(147,386,395)
Distributions to shareholders	(19,640,106)	(16,636,167)
Share transactions - net increase (decrease)	555,139,771	95,038,479
Total increase (decrease) in net assets	1,072,473,475	(68,984,084)
Net Assets
Beginning of period	2,254,390,023	2,323,374,107
End of period	$3,326,863,498	$2,254,390,023

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity International Growth Fund Class A

Years ended October 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$12.47	$13.34	$10.88	$11.30	$11.01
Income from Investment Operations
Net investment income (loss)A	.15B	.09	.07	.12C	.07
Net realized and unrealized gain (loss)	2.48	(.90)	2.49	(.48)	.28
Total from investment operations	2.63	(.81)	2.56	(.36)	.35
Distributions from net investment income	(.07)	(.04)	(.10)	(.05)	(.06)
Distributions from net realized gain	–	(.02)	–	(.01)	–
Total distributions	(.07)	(.06)	(.10)	(.06)	(.06)
Redemption fees added to paid in capitalA	–	–	–D	–D	–D
Net asset value, end of period	$15.03	$12.47	$13.34	$10.88	$11.30
Total ReturnE,F	21.25%	(6.12)%	23.80%	(3.22)%	3.20%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.28%	1.24%	1.28%	1.27%	1.26%
Expenses net of fee waivers, if any	1.28%	1.23%	1.28%	1.27%	1.26%
Expenses net of all reductions	1.27%	1.22%	1.27%	1.27%	1.25%
Net investment income (loss)	1.14%B	.64%	.62%	1.05%C	.66%
Supplemental Data
Net assets, end of period (000 omitted)	$164,247	$138,802	$156,988	$221,861	$184,878
Portfolio turnover rateI	21%	34%	22%	29%	26%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.07 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .65%.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .68%.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity International Growth Fund Class M

Years ended October 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$12.43	$13.30	$10.84	$11.26	$10.96
Income from Investment Operations
Net investment income (loss)A	.11B	.05	.04	.08C	.04
Net realized and unrealized gain (loss)	2.48	(.90)	2.49	(.48)	.27
Total from investment operations	2.59	(.85)	2.53	(.40)	.31
Distributions from net investment income	(.03)	(.01)	(.07)	(.01)	(.01)
Distributions from net realized gain	–	(.02)	–	(.01)	–
Total distributions	(.03)	(.02)D	(.07)	(.02)	(.01)
Redemption fees added to paid in capitalA	–	–	–E	–E	–E
Net asset value, end of period	$14.99	$12.43	$13.30	$10.84	$11.26
Total ReturnF,G	20.92%	(6.40)%	23.51%	(3.58)%	2.85%
Ratios to Average Net AssetsH,I
Expenses before reductions	1.58%	1.54%	1.59%	1.61%	1.58%
Expenses net of fee waivers, if any	1.58%	1.53%	1.59%	1.61%	1.58%
Expenses net of all reductions	1.58%	1.52%	1.58%	1.61%	1.58%
Net investment income (loss)	.83%B	.34%	.31%	.71%C	.33%
Supplemental Data
Net assets, end of period (000 omitted)	$28,534	$26,479	$33,597	$27,966	$28,833
Portfolio turnover rateJ	21%	34%	22%	29%	26%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.07 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .34%.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .34%.

 D Total distributions of $.02 per share is comprised of distributions from net investment income of $.005 and distributions from net realized gain of $.015 per share.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the sales charges.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity International Growth Fund Class C

Years ended October 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$12.20	$13.10	$10.67	$11.12	$10.87
Income from Investment Operations
Net investment income (loss)A	.05B	(.01)	(.02)	.03C	(.02)
Net realized and unrealized gain (loss)	2.43	(.89)	2.47	(.47)	.27
Total from investment operations	2.48	(.90)	2.45	(.44)	.25
Distributions from net investment income	–	–	(.02)	–	–
Distributions from net realized gain	–	–	–	(.01)	–
Total distributions	–	–	(.02)	(.01)	–
Redemption fees added to paid in capitalA	–	–	–D	–D	–D
Net asset value, end of period	$14.68	$12.20	$13.10	$10.67	$11.12
Total ReturnE,F	20.33%	(6.87)%	22.96%	(3.98)%	2.30%
Ratios to Average Net AssetsG,H
Expenses before reductions	2.04%	1.99%	2.04%	2.07%	2.06%
Expenses net of fee waivers, if any	2.04%	1.99%	2.04%	2.07%	2.06%
Expenses net of all reductions	2.03%	1.98%	2.04%	2.06%	2.05%
Net investment income (loss)	.38%B	(.11)%	(.15)%	.26%C	(.15)%
Supplemental Data
Net assets, end of period (000 omitted)	$57,291	$60,489	$68,908	$52,738	$52,378
Portfolio turnover rateI	21%	34%	22%	29%	26%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.11) %.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.12) %.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the contingent deferred sales charge.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity International Growth Fund

Years ended October 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$12.57	$13.45	$10.97	$11.38	$11.10
Income from Investment Operations
Net investment income (loss)A	.19B	.13	.10	.15C	.11
Net realized and unrealized gain (loss)	2.51	(.92)	2.51	(.47)	.26
Total from investment operations	2.70	(.79)	2.61	(.32)	.37
Distributions from net investment income	(.11)	(.08)	(.13)	(.08)	(.09)
Distributions from net realized gain	–	(.02)	–	(.01)	–
Total distributions	(.11)	(.09)D	(.13)	(.09)	(.09)
Redemption fees added to paid in capitalA	–	–	–E	–E	–E
Net asset value, end of period	$15.16	$12.57	$13.45	$10.97	$11.38
Total ReturnF	21.66%	(5.89)%	24.14%	(2.87)%	3.36%
Ratios to Average Net AssetsG,H
Expenses before reductions	.99%	.95%	1.03%	.99%	.97%
Expenses net of fee waivers, if any	.99%	.95%	1.03%	.99%	.97%
Expenses net of all reductions	.99%	.94%	1.03%	.98%	.96%
Net investment income (loss)	1.42%B	.93%	.87%	1.34%C	.94%
Supplemental Data
Net assets, end of period (000 omitted)	$1,040,532	$811,101	$961,775	$1,038,771	$938,348
Portfolio turnover rateI	21%	34%	22%	29%	26%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.07 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .93%.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .96%.

 D Total distributions of $.09 per share is comprised of distributions from net investment income of $.079 and distributions from net realized gain of $.015 per share.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity International Growth Fund Class I

Years ended October 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$12.55	$13.43	$10.95	$11.36	$11.08
Income from Investment Operations
Net investment income (loss)A	.20B	.13	.11	.15C	.11
Net realized and unrealized gain (loss)	2.49	(.91)	2.51	(.47)	.27
Total from investment operations	2.69	(.78)	2.62	(.32)	.38
Distributions from net investment income	(.11)	(.09)	(.14)	(.08)	(.10)
Distributions from net realized gain	–	(.02)	–	(.01)	–
Total distributions	(.11)	(.10)D	(.14)	(.09)	(.10)
Redemption fees added to paid in capitalA	–	–	–E	–E	–E
Net asset value, end of period	$15.13	$12.55	$13.43	$10.95	$11.36
Total ReturnF	21.64%	(5.83)%	24.23%	(2.87)%	3.41%
Ratios to Average Net AssetsG,H
Expenses before reductions	.97%	.93%	.98%	.98%	.98%
Expenses net of fee waivers, if any	.97%	.93%	.98%	.98%	.98%
Expenses net of all reductions	.97%	.92%	.97%	.98%	.97%
Net investment income (loss)	1.44%B	.94%	.92%	1.34%C	.94%
Supplemental Data
Net assets, end of period (000 omitted)	$953,360	$660,961	$728,227	$359,676	$267,745
Portfolio turnover rateI	21%	34%	22%	29%	26%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.07 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .96%.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .97%.

 D Total distributions of $.10 per share is comprised of distributions from net investment income of $.089 and distributions from net realized gain of $.015 per share.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity International Growth Fund Class Z

Years ended October 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$12.57	$13.45	$10.97	$11.38	$11.10
Income from Investment Operations
Net investment income (loss)A	.22B	.15	.13	.16C	.12
Net realized and unrealized gain (loss)	2.50	(.91)	2.50	(.47)	.27
Total from investment operations	2.72	(.76)	2.63	(.31)	.39
Distributions from net investment income	(.13)	(.10)	(.15)	(.09)	(.11)
Distributions from net realized gain	–	(.02)	–	(.01)	–
Total distributions	(.13)	(.12)	(.15)	(.10)	(.11)
Redemption fees added to paid in capitalA	–	–	–D	–D	–D
Net asset value, end of period	$15.16	$12.57	$13.45	$10.97	$11.38
Total ReturnE	21.85%	(5.71)%	24.33%	(2.73)%	3.52%
Ratios to Average Net AssetsF,G
Expenses before reductions	.84%	.80%	.84%	.85%	.84%
Expenses net of fee waivers, if any	.84%	.80%	.84%	.85%	.84%
Expenses net of all reductions	.84%	.79%	.84%	.84%	.83%
Net investment income (loss)	1.57%B	1.08%	1.05%	1.48%C	1.07%
Supplemental Data
Net assets, end of period (000 omitted)	$1,082,899	$556,558	$373,878	$16,977	$897
Portfolio turnover rateH	21%	34%	22%	29%	26%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.07 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.08%.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.10%.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2019

1. Organization.

Fidelity International Growth Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, International Growth, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Effective March 1, 2019, Class C shares will automatically convert to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2019 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Non-cash dividends" and the impact of these dividends is presented in the Financial Highlights. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2019, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, capital loss carryforwards, passive foreign investment companies (PFIC) and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$902,446,937
Gross unrealized depreciation	(50,586,201)
Net unrealized appreciation (depreciation)	$851,860,736
Tax Cost	$2,552,652,165

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$36,406,348
Capital loss carryforward	$(101,854,822)
Net unrealized appreciation (depreciation) on securities and other investments	$851,857,076

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(91,578,883)
Long-term	(10,275,939)
Total no expiration	$(101,854,822)

The tax character of distributions paid was as follows:

	October 31, 2019	October 31, 2018
Ordinary Income	$19,640,106	$ 16,636,167

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,177,061,095 and $550,205,417, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of International Growth as compared to its benchmark index, the MSCI EAFE Growth Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .73% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$373,649	$8,181
Class M	.25%	.25%	136,238	415
Class C	.75%	.25%	567,287	69,267
			$1,077,174	$77,863

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$51,894
Class M	3,986
Class C(a)	3,915
$59,795

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$344,044.23
Class M	77,832.29
Class C	136,866.24
International Growth	1,855,802.20
Class I	1,350,517.17
Class Z	353,304.05
	$4,118,365

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Prior to April 1, 2019, FSC had a separate agreement with the Fund for administration of the security lending program, based on the number and duration of lending transactions. For the period, the total fees paid for accounting and administration of securities lending were equivalent to an annual rate of .04%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $1,838 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $6,952 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. For equity securities, lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. During the period, there were no securities loaned to NFS.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $94,901 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $421.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $17,931.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2019	Year ended October 31, 2018
Distributions to shareholders
Class A	$799,140	$667,281
Class M	67,406	48,590
International Growth	6,773,948	6,746,881
Class I	5,925,234	5,822,889
Class Z	6,074,378	3,350,526
Total	$19,640,106	$16,636,167

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2019	Year ended October 31, 2018	Year ended October 31, 2019	Year ended October 31, 2018
Class A
Shares sold	2,189,906	2,575,636	$29,617,042	$35,129,838
Reinvestment of distributions	65,987	49,581	797,127	663,775
Shares redeemed	(2,460,516)	(3,261,091)	(33,266,170)	(44,291,373)
Net increase (decrease)	(204,623)	(635,874)	$(2,852,001)	$(8,497,760)
Class M
Shares sold	222,854	349,635	$2,985,191	$4,771,254
Reinvestment of distributions	5,584	3,624	67,395	48,527
Shares redeemed	(454,872)	(748,765)	(6,157,629)	(10,142,042)
Net increase (decrease)	(226,434)	(395,506)	$(3,105,043)	$(5,322,261)
Class C
Shares sold	508,793	1,082,980	$6,676,253	$14,574,249
Shares redeemed	(1,564,780)	(1,386,849)	(20,317,328)	(18,440,770)
Net increase (decrease)	(1,055,987)	(303,869)	$(13,641,075)	$(3,866,521)
International Growth
Shares sold	36,412,153	19,748,706	$507,126,063	$271,435,270
Reinvestment of distributions	517,780	469,327	6,291,030	6,314,733
Shares redeemed	(32,793,153)	(27,217,331)	(452,090,577)	(371,174,329)
Net increase (decrease)	4,136,780	(6,999,298)	$61,326,516	$(93,424,326)
Class I
Shares sold	29,610,999	23,675,678	$400,447,377	$322,195,941
Reinvestment of distributions	473,993	352,717	5,744,799	4,735,014
Shares redeemed	(19,735,978)	(25,574,189)	(262,889,780)	(351,174,190)
Net increase (decrease)	10,349,014	(1,545,794)	$143,302,396	$(24,243,235)
Class Z
Shares sold	50,657,565	27,518,013	$674,068,605	$376,275,009
Reinvestment of distributions	188,590	140,992	2,287,593	1,894,059
Shares redeemed	(23,664,663)	(11,179,068)	(306,247,220)	(147,776,486)
Net increase (decrease)	27,181,492	16,479,937	$370,108,978	$230,392,582

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Investment Trust and Shareholders of Fidelity International Growth Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity International Growth Fund (one of the funds constituting Fidelity Investment Trust, referred to hereafter as the “Fund”) as of October 31, 2019, the related statement of operations for the year ended October 31, 2019, the statement of changes in net assets for each of the two years in the period ended October 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2019 and the financial highlights for each of the five years in the period ended October 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 11, 2019

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 298 funds. Mr. Chiel oversees 171 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair (2018-present) and Member (2013-present) of the Board of Governors, State University System of Florida and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present) and as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), a Director of Fortune Brands, Inc. (consumer products, 2000-2011), and a member of the Board of Trustees of the University of Florida (2013-2018).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a Director of Andeavor Logistics LP (natural resources logistics, 2015-2018), a Director of Post Oak Bank (privately-held bank, 2004-2018), a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), an Advisory Director of Riverstone Holdings (private investment), a Director of Spinnaker Exploration Company (exploration and production, 2001-2005) and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Executive Vice President of Fidelity SelectCo, LLC (2019-present), Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Executive Vice President of Fidelity SelectCo, LLC (2019-present), Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as Secretary and CLO of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2019-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2019 to October 31, 2019).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Expenses Paid During Period-B May 1, 2019 to October 31, 2019
Class A	1.28%
Actual		$1,000.00	$1,067.50	$6.67
Hypothetical-C		$1,000.00	$1,018.75	$6.51
Class M	1.58%
Actual		$1,000.00	$1,066.10	$8.23
Hypothetical-C		$1,000.00	$1,017.24	$8.03
Class C	2.04%
Actual		$1,000.00	$1,063.00	$10.61
Hypothetical-C		$1,000.00	$1,014.92	$10.36
International Growth	1.00%
Actual		$1,000.00	$1,069.10	$5.22
Hypothetical-C		$1,000.00	$1,020.16	$5.09
Class I	.98%
Actual		$1,000.00	$1,069.30	$5.11
Hypothetical-C		$1,000.00	$1,020.27	$4.99
Class Z	.85%
Actual		$1,000.00	$1,069.90	$4.43
Hypothetical-C		$1,000.00	$1,020.92	$4.33

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

Class A designates 23%; Class M designates 40%; International Growth designates 17%; Class I designates 16%; Class Z designates 15%; of the dividend distributed in December 2018 during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class A, Class M, International Growth, Class I, and Class Z designate 100% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity International Growth Fund
Class A	12/10/18	$0.0943	$0.0223
Class M	12/10/18	$0.0543	$0.0223
International Growth	12/10/18	$0.1283	$0.0223
Class I	12/10/18	$0.1313	$0.0223
Class Z	12/10/18	$0.1473	$0.0223

The fund will notify shareholders in January 2020 of amounts for use in preparing 2019 income tax returns.

IGF-ANN-1219
1.912350.109

Fidelity® International Discovery Fund

Annual Report

October 31, 2019

Includes Fidelity and Fidelity Advisor share classes

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2019	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	5.47%	3.20%	5.44%
Class M (incl. 3.50% sales charge)	7.71%	3.44%	5.43%
Class C (incl. contingent deferred sales charge)	10.02%	3.63%	5.26%
Fidelity® International Discovery Fund	12.31%	4.80%	6.43%
Class K	12.41%	4.93%	6.58%
Class I	12.26%	4.78%	6.43%
Class Z	12.42%	4.93%	6.52%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on August 13, 2013. Returns prior to August 13, 2013, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® International Discovery Fund, a class of the fund, on October 31, 2009.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Index performed over the same period.

Period Ending Values
$18,643	Fidelity® International Discovery Fund - Fidelity® International Discovery Fund
$17,206	MSCI EAFE Index

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index gained 11.47% for the 12 months ending October 31, 2019, as international stocks reflected a confluence of factors, including escalating trade tension, and moderating but still positive global economic growth. Currency fluctuations were largely modest and varied by region, muting the overall impact on international equity returns. In late December, the U.S. Federal Reserve shifted from raising interest rates to a more dovish policy in 2019, joining many foreign central banks. In June, international stocks rose 6.03%, as policy stimulus in China stabilized that country’s economic growth. The Fed cut its policy rate in July for the first time since 2008. However, the index returned -1.21% for the month, followed by -3.08% in August. In September, the Fed cut its policy rate another quarter point, citing concerns about slowing economic growth and muted inflation, and did the same in October, leading to monthly gains of 2.59% and 3.49%, respectively. For the full 12 months, the growth-oriented information technology sector (+22%) led the way, followed by utilities (+20%) and real estate (+18%), two high-dividend-yielding categories. Conversely, energy was roughly flat, while materials (+6%) and communication services (7%) also lagged. By region, Asia Pacific ex Japan (+16%), Europe ex U.K (+13%), Canada (+12%) and emerging markets (+12%) fared best. Meanwhile, the U.K. (+7%) and Japan (+10%) trailed the broader market.

Comments from Portfolio Manager William Kennedy:  For the fiscal year, the fund’s share classes (excluding sales charges, if applicable) gained about 11% to 12%, which was close to the 11.30% result of the benchmark MSCI EAFE Index. Security selection in the financials, health care and industrials sectors gave the biggest boost to the fund’s relative result. Geographically, investments in emerging markets, which are outside the benchmark, as well as in the U.K. and Asia Pacific Ex Japan, aided relative performance. The biggest individual contributor, however, was Japan-based health care equipment supplier Hoya, an overweighting and top-10 holding on October 31. Strong demand for the products it makes for use in semiconductor fabrication boosted the stock’s return. A non-benchmark position in Meituan Dianping, the largest food delivery company in China, also helped, as strong execution by management and less competition helped drive the company’s share price higher. Conversely, stock picks in energy detracted, with added pressure from security selection in consumer discretionary and communication services, as well as positioning in Europe Ex U.K. Notable individual detractors included Norway-based exploration and production company Equinor, which was hurt by low crude-oil prices, and Japan-headquartered multinational consumer electronics giant Sony, due to untimely positioning.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2019
Japan	15.8%
United Kingdom	13.8%
Germany	10.6%
Switzerland	10.6%
France	6.4%
India	5.2%
Netherlands	4.4%
United States of America*	4.1%
Sweden	3.3%
Other	25.8%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2019

% of fund's net assets
Stocks	96.8
Short-Term Investments and Net Other Assets (Liabilities)	3.2

Top Ten Stocks as of October 31, 2019

% of fund's net assets
Nestle SA (Reg. S) (Switzerland, Food Products)	3.0
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	2.7
BP PLC (United Kingdom, Oil, Gas & Consumable Fuels)	2.3
SAP SE (Germany, Software)	2.2
Hoya Corp. (Japan, Health Care Equipment & Supplies)	1.9
AstraZeneca PLC (United Kingdom) (United Kingdom, Pharmaceuticals)	1.9
Unilever NV (Netherlands, Personal Products)	1.8
AIA Group Ltd. (Hong Kong, Insurance)	1.7
Keyence Corp. (Japan, Electronic Equipment & Components)	1.5
ASML Holding NV (Netherlands) (Netherlands, Semiconductors & Semiconductor Equipment)	1.5
20.5

Top Market Sectors as of October 31, 2019

% of fund's net assets
Financials	18.8
Information Technology	15.0
Health Care	14.4
Industrials	14.2
Consumer Discretionary	9.8
Consumer Staples	8.9
Communication Services	5.2
Energy	4.2
Materials	3.2
Real Estate	2.6

Schedule of Investments October 31, 2019

Showing Percentage of Net Assets

Common Stocks - 96.3%
	Shares	Value (000s)
Australia - 1.9%
Bapcor Ltd.	8,552,306	$42,159
CSL Ltd.	276,460	48,755
Inghams Group Ltd.	10,040,006	21,495
Magellan Financial Group Ltd.	747,709	24,800
National Storage (REIT) unit	27,802,920	35,676
Pro Medicus Ltd. (a)	56,923	1,045
Rio Tinto Ltd.	4,304	269

TOTAL AUSTRALIA		174,199

Austria - 0.9%
Erste Group Bank AG	1,365,300	48,225
Wienerberger AG	1,383,600	37,405

TOTAL AUSTRIA		85,630

Bailiwick of Jersey - 0.6%
Experian PLC	1,674,010	52,649
Belgium - 1.1%
KBC Groep NV	1,417,959	99,442
Brazil - 0.4%
BM&F BOVESPA SA	3,269,600	39,442
Canada - 2.7%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	1,811,200	54,318
Cenovus Energy, Inc. (Canada)	3,192,800	27,199
Constellation Software, Inc.	88,400	87,308
Dollarama, Inc.	731,100	24,596
Suncor Energy, Inc.	1,692,000	50,307

TOTAL CANADA		243,728

Cayman Islands - 3.0%
Alibaba Group Holding Ltd. sponsored ADR (b)	256,800	45,369
Hansoh Pharmaceutical Group Co. Ltd. (c)	10,762,000	32,696
Meituan Dianping Class B (b)	4,209,244	50,208
PagSeguro Digital Ltd. (b)	1,355,100	50,247
Tencent Holdings Ltd.	2,196,300	89,088

TOTAL CAYMAN ISLANDS		267,608

China - 0.8%
AVIC Jonhon OptronicTechnology Co. Ltd.	4,283,720	24,525
Centre Testing International Group Co. Ltd. (A Shares)	15,273,146	30,355
Kweichow Moutai Co. Ltd. (A Shares)	105,800	17,708

TOTAL CHINA		72,588

Denmark - 1.4%
DSV A/S	419,000	40,657
Netcompany Group A/S (b)(c)	1,068,134	45,476
ORSTED A/S (c)	467,700	41,025

TOTAL DENMARK		127,158

France - 6.4%
BNP Paribas SA	1,380,389	72,139
Capgemini SA	692,228	77,938
Cegedim SA (b)	285,435	8,834
LVMH Moet Hennessy Louis Vuitton SE	283,513	121,076
Peugeot Citroen SA	1,641,300	41,553
Societe Generale Series A	1,748,629	49,729
SR Teleperformance SA	354,440	80,326
VINCI SA	1,117,633	125,398

TOTAL FRANCE		576,993

Germany - 10.1%
adidas AG	264,218	81,583
Akasol AG (a)(b)(c)	274,440	10,713
Allianz SE	507,902	124,041
Delivery Hero AG (b)(c)	217,224	10,183
Deutsche Borse AG	153,400	23,755
Deutsche Post AG	1,285,900	45,535
Instone Real Estate Group BV (b)(c)	984,777	23,065
Linde PLC	352,301	69,645
Morphosys AG (b)	214,225	23,331
MTU Aero Engines Holdings AG	233,776	62,419
Nexus AG	586,656	20,807
Rheinmetall AG	282,952	34,035
SAP SE	1,502,889	199,135
Scout24 AG (c)	837,177	51,774
Siemens AG	592,100	68,328
Vonovia SE	1,271,245	67,644

TOTAL GERMANY		915,993

Hong Kong - 2.1%
AIA Group Ltd.	15,092,800	150,297
Techtronic Industries Co. Ltd.	5,023,000	39,255

TOTAL HONG KONG		189,552

Hungary - 0.4%
OTP Bank PLC	860,100	39,617
India - 5.2%
Avenue Supermarts Ltd. (b)(c)	428,548	12,025
Axis Bank Ltd.	3,456,600	35,789
HDFC Bank Ltd.	3,353,882	58,068
HDFC Bank Ltd. sponsored ADR	1,761,068	107,584
Housing Development Finance Corp. Ltd.	4,455,315	133,617
Larsen & Toubro Ltd.	841,300	17,443
Reliance Industries Ltd.	1,826,900	37,628
Sunteck Realty Ltd. (b)	3,535,263	20,664
TCNS Clothing Co. Ltd. (b)(c)	2,285,360	24,258
Tech Mahindra Ltd.	2,207,200	22,966

TOTAL INDIA		470,042

Indonesia - 0.4%
PT Bank Central Asia Tbk	9,270,000	20,749
PT Bank Rakyat Indonesia Tbk	64,498,000	19,326

TOTAL INDONESIA		40,075

Ireland - 2.0%
Cairn Homes PLC	22,781,863	29,525
CRH PLC	1,163,700	42,370
Dalata Hotel Group PLC	3,613,807	21,362
DCC PLC (United Kingdom)	230,200	21,577
Kerry Group PLC Class A	573,200	69,299

TOTAL IRELAND		184,133

Italy - 0.9%
Moncler SpA	643,200	24,778
Recordati SpA	1,396,000	58,651

TOTAL ITALY		83,429

Japan - 15.8%
Astellas Pharma, Inc.	2,489,200	42,721
Daiichi Sankyo Kabushiki Kaisha	594,100	39,064
Fanuc Corp.	494,400	97,520
GMO Payment Gateway, Inc.	237,000	17,467
Hoya Corp.	2,001,800	176,914
Kao Corp.	521,800	41,952
Keyence Corp.	219,520	138,802
Lasertec Corp.	1,078,400	77,522
Minebea Mitsumi, Inc.	2,898,600	55,049
Misumi Group, Inc.	1,062,000	26,697
Mitsubishi UFJ Financial Group, Inc.	6,469,500	33,540
MonotaRO Co. Ltd.	1,402,000	42,355
Nintendo Co. Ltd.	121,400	44,528
Olympus Corp.	3,318,200	45,149
Oracle Corp. Japan	560,200	49,239
ORIX Corp.	5,714,400	89,801
Persol Holdings Co., Ltd.	1,614,400	31,009
Recruit Holdings Co. Ltd.	1,338,300	44,477
Relo Group, Inc.	2,753,900	67,397
Shiseido Co. Ltd.	364,800	30,077
SMC Corp.	82,100	35,471
SMS Co., Ltd.	969,400	23,767
SoftBank Corp.	1,249,100	48,048
Sony Corp.	839,900	51,124
Terumo Corp.	1,309,100	42,725
Zozo, Inc. (a)	1,534,700	35,748

TOTAL JAPAN		1,428,163

Korea (South) - 0.5%
Samsung Electronics Co. Ltd.	1,081,690	46,584
Malta - 0.1%
Kambi Group PLC (b)	643,927	10,637
Netherlands - 4.4%
Adyen BV (b)(c)	18,941	13,296
ASML Holding NV (Netherlands)	527,400	138,239
Basic-Fit NV (b)(c)	841,900	25,728
NXP Semiconductors NV	359,100	40,822
Prosus NV (b)	267,900	18,474
Unilever NV	2,816,332	166,319

TOTAL NETHERLANDS		402,878

New Zealand - 1.6%
EBOS Group Ltd.	3,377,971	53,353
Fisher & Paykel Healthcare Corp.	3,203,788	39,295
Ryman Healthcare Group Ltd.	6,384,456	52,767

TOTAL NEW ZEALAND		145,415

Norway - 1.8%
Adevinta ASA:
rights 11/12/19 (b)	2,502,600	383
Class B	3,095,700	35,346
Equinor ASA	3,188,013	58,968
Schibsted ASA (A Shares)	2,215,300	65,041

TOTAL NORWAY		159,738

South Africa - 0.6%
Clicks Group Ltd.	837,600	13,624
Naspers Ltd. Class N	258,400	36,566

TOTAL SOUTH AFRICA		50,190

Spain - 1.5%
Cellnex Telecom SA (c)	1,176,100	50,710
Cellnex Telecom SA (b)	357,408	15,411
Masmovil Ibercom SA (b)	3,018,940	69,765

TOTAL SPAIN		135,886

Sweden - 3.3%
ASSA ABLOY AB (B Shares)	2,039,000	48,423
EQT AB (b)	571,100	5,479
Ericsson (B Shares)	10,200,600	89,141
Indutrade AB	2,333,900	71,837
Securitas AB (B Shares)	2,132,300	34,097
Svenska Handelsbanken AB (A Shares)	4,911,500	49,291

TOTAL SWEDEN		298,268

Switzerland - 10.6%
Alcon, Inc. (Switzerland) (b)	872,520	51,529
Kaba Holding AG (B Shares) (Reg.)	40,174	25,717
Lonza Group AG	281,148	101,173
Medacta Group SA (c)	96,400	7,876
Nestle SA (Reg. S)	2,515,400	269,100
Partners Group Holding AG	98,549	76,841
Roche Holding AG (participation certificate)	817,268	245,962
Schindler Holding AG (participation certificate)	158,247	38,692
Sika AG	497,803	85,532
Swiss Re Ltd.	532,050	55,713

TOTAL SWITZERLAND		958,135

Taiwan - 1.1%
Taiwan Semiconductor Manufacturing Co. Ltd.	9,973,000	97,549
United Kingdom - 13.8%
Anglo American PLC (United Kingdom)	2,149,970	55,187
AstraZeneca PLC (United Kingdom)	1,798,591	175,394
Aviva PLC	6,129,900	33,040
Beazley PLC	6,340,600	48,171
Big Yellow Group PLC	2,376,000	35,148
BP PLC	33,191,116	210,477
Compass Group PLC	2,262,665	60,241
Cranswick PLC	521,253	20,958
Dechra Pharmaceuticals PLC	1,260,876	42,955
Diageo PLC	2,244,478	91,869
HomeServe PLC	2,939,500	44,131
John David Group PLC	4,237,700	42,180
JTC PLC (c)	4,692,500	21,943
Keywords Studios PLC	1,144,100	16,450
Lloyds Banking Group PLC	74,267,500	54,632
London Stock Exchange Group PLC	951,636	85,760
M&G PLC (b)	5,637,393	15,613
Network International Holdings PLC (c)	3,308,000	23,182
Ocado Group PLC (b)	2,064,402	35,539
Prudential PLC	3,354,393	58,591
Rotork PLC	7,620,642	29,752
Standard Life PLC	11,287,700	44,376

TOTAL UNITED KINGDOM		1,245,589

United States of America - 0.9%
MasterCard, Inc. Class A	153,500	42,490
Visa, Inc. Class A	241,800	43,248

TOTAL UNITED STATES OF AMERICA		85,738

TOTAL COMMON STOCKS
(Cost $7,096,450)		8,727,048

Nonconvertible Preferred Stocks - 0.5%
Germany - 0.5%
Volkswagen AG
(Cost $45,610)	236,900	45,101

Money Market Funds - 3.5%
Fidelity Cash Central Fund 1.83% (d)	282,463,674	282,520
Fidelity Securities Lending Cash Central Fund 1.84% (d)(e)	33,918,394	33,922
TOTAL MONEY MARKET FUNDS
(Cost $316,442)		316,442
TOTAL INVESTMENT IN SECURITIES - 100.3%
(Cost $7,458,502)		9,088,591
NET OTHER ASSETS (LIABILITIES) - (0.3)%		(31,368)
NET ASSETS - 100%		$9,057,223

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Non-income producing

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $393,950,000 or 4.3% of net assets.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$7,770
Fidelity Securities Lending Cash Central Fund	2,053
Total	$9,823

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Communication Services	$470,094	$288,430	$181,664	$--
Consumer Discretionary	877,988	456,608	421,380	--
Consumer Staples	808,744	324,518	484,226	--
Energy	384,579	136,474	248,105	--
Financials	1,697,468	580,503	1,116,965	--
Health Care	1,310,996	315,156	995,840	--
Industrials	1,299,627	739,478	560,149	--
Information Technology	1,341,626	487,041	854,585	--
Materials	290,408	247,769	42,639	--
Real Estate	249,594	125,857	123,737	--
Utilities	41,025	41,025	--	--
Money Market Funds	316,442	316,442	--	--
Total Investments in Securities:	$9,088,591	$4,059,301	$5,029,290	$--

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		October 31, 2019
Assets
Investment in securities, at value (including securities loaned of $32,224) — See accompanying schedule: Unaffiliated issuers (cost $7,142,060)	$8,772,149
Fidelity Central Funds (cost $316,442)	316,442
Total Investment in Securities (cost $7,458,502)		$9,088,591
Foreign currency held at value (cost $11,248)		11,247
Receivable for investments sold		16,256
Receivable for fund shares sold		5,091
Dividends receivable		28,146
Distributions receivable from Fidelity Central Funds		148
Prepaid expenses		17
Other receivables		3,988
Total assets		9,153,484
Liabilities
Payable for investments purchased	$34,388
Payable for fund shares redeemed	20,756
Accrued management fee	4,860
Distribution and service plan fees payable	58
Other affiliated payables	1,156
Other payables and accrued expenses	1,131
Collateral on securities loaned	33,912
Total liabilities		96,261
Net Assets		$9,057,223
Net Assets consist of:
Paid in capital		$7,236,127
Total accumulated earnings (loss)		1,821,096
Net Assets		$9,057,223
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($184,581 ÷ 4,261.62 shares)(a)		$43.31
Maximum offering price per share (100/94.25 of $43.31)		$45.95
Class M:
Net Asset Value and redemption price per share ($23,997 ÷ 557.88 shares)(a)		$43.01
Maximum offering price per share (100/96.50 of $43.01)		$44.57
Class C:
Net Asset Value and offering price per share ($12,374 ÷ 290.44 shares)(a)		$42.60
International Discovery:
Net Asset Value, offering price and redemption price per share ($6,726,054 ÷ 154,107.77 shares)		$43.65
Class K:
Net Asset Value, offering price and redemption price per share ($1,565,617 ÷ 35,947.57 shares)		$43.55
Class I:
Net Asset Value, offering price and redemption price per share ($462,938 ÷ 10,635.51 shares)		$43.53
Class Z:
Net Asset Value, offering price and redemption price per share ($81,662 ÷ 1,876.43 shares)		$43.52

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended October 31, 2019
Investment Income
Dividends		$203,694
Non-Cash dividends		47,206
Interest		120
Income from Fidelity Central Funds (including $2,053 from security lending)		9,823
Income before foreign taxes withheld		260,843
Less foreign taxes withheld		(18,104)
Total income		242,739
Expenses
Management fee
Basic fee	$59,998
Performance adjustment	(7,149)
Transfer agent fees	12,567
Distribution and service plan fees	746
Accounting and security lending fees	1,744
Custodian fees and expenses	986
Independent trustees' fees and expenses	52
Registration fees	147
Audit	124
Legal	43
Interest	19
Miscellaneous	63
Total expenses before reductions	69,340
Expense reductions	(1,406)
Total expenses after reductions		67,934
Net investment income (loss)		174,805
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	102,572
Redemptions in-kind with affiliated entities	12,062
Fidelity Central Funds	7
Foreign currency transactions	1,438
Futures contracts	(11,901)
Total net realized gain (loss)		104,178
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	761,755
Assets and liabilities in foreign currencies	536
Futures contracts	7,547
Total change in net unrealized appreciation (depreciation)		769,838
Net gain (loss)		874,016
Net increase (decrease) in net assets resulting from operations		$1,048,821

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2019	Year ended October 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$174,805	$126,802
Net realized gain (loss)	104,178	277,712
Change in net unrealized appreciation (depreciation)	769,838	(1,430,353)
Net increase (decrease) in net assets resulting from operations	1,048,821	(1,025,839)
Distributions to shareholders	(328,610)	(535,941)
Share transactions - net increase (decrease)	(1,178,397)	427,927
Total increase (decrease) in net assets	(458,186)	(1,133,853)
Net Assets
Beginning of period	9,515,409	10,649,262
End of period	$9,057,223	$9,515,409

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity International Discovery Fund Class A

Years ended October 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$39.99	$46.66	$37.60	$39.78	$38.70
Income from Investment Operations
Net investment income (loss)A	.63B	.37	.36	.47C	.40D
Net realized and unrealized gain (loss)	3.93	(4.87)	9.22	(2.38)	.79
Total from investment operations	4.56	(4.50)	9.58	(1.91)	1.19
Distributions from net investment income	(.33)	(.34)	(.47)	(.27)	(.11)
Distributions from net realized gain	(.91)	(1.83)	(.05)	(.01)	–
Total distributions	(1.24)	(2.17)	(.52)	(.27)E	(.11)
Redemption fees added to paid in capitalA	–	–	–F	–F	–F
Net asset value, end of period	$43.31	$39.99	$46.66	$37.60	$39.78
Total ReturnG,H	11.90%	(10.11)%	25.87%	(4.83)%	3.09%
Ratios to Average Net AssetsI,J
Expenses before reductions	1.12%	1.22%	1.29%	1.35%	1.33%
Expenses net of fee waivers, if any	1.12%	1.22%	1.29%	1.35%	1.33%
Expenses net of all reductions	1.11%	1.21%	1.27%	1.34%	1.32%
Net investment income (loss)	1.57%B	.83%	.88%	1.26%C	1.00%D
Supplemental Data
Net assets, end of period (in millions)	$185	$191	$248	$236	$283
Portfolio turnover rateK	70%L	45%L	42%	50%L	60%L

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects large non-recurring dividends which amounted to $.21 per share. Excluding these non-recurring dividends, the ratio of net investment income (loss) to average net assets would have been 1.05%.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.14 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .88%.

 D Net investment income per share reflects a large, non-recurring dividend which amounted to $.12 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .69%.

 E Total distributions of $.27 per share is comprised of distributions from net investment income of $.269 and distributions from net realized gain of $.005 per share.

 F Amount represents less than $.005 per share.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Total returns do not include the effect of the sales charges.

 I Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 K Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 L Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity International Discovery Fund Class M

Years ended October 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$39.71	$46.35	$37.34	$39.51	$38.43
Income from Investment Operations
Net investment income (loss)A	.53B	.27	.26	.38C	.30D
Net realized and unrealized gain (loss)	3.91	(4.84)	9.17	(2.37)	.80
Total from investment operations	4.44	(4.57)	9.43	(1.99)	1.10
Distributions from net investment income	(.22)	(.24)	(.37)	(.17)	(.02)
Distributions from net realized gain	(.91)	(1.83)	(.05)	(.01)	–
Total distributions	(1.14)E	(2.07)	(.42)	(.18)	(.02)
Redemption fees added to paid in capitalA	–	–	–F	–F	–F
Net asset value, end of period	$43.01	$39.71	$46.35	$37.34	$39.51
Total ReturnG,H	11.62%	(10.31)%	25.57%	(5.07)%	2.86%
Ratios to Average Net AssetsI,J
Expenses before reductions	1.37%	1.46%	1.53%	1.58%	1.57%
Expenses net of fee waivers, if any	1.37%	1.46%	1.52%	1.58%	1.57%
Expenses net of all reductions	1.35%	1.45%	1.51%	1.57%	1.56%
Net investment income (loss)	1.32%B	.59%	.64%	1.02%C	.76%D
Supplemental Data
Net assets, end of period (in millions)	$24	$28	$35	$35	$43
Portfolio turnover rateK	70%L	45%L	42%	50%L	60%L

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects large non-recurring dividends which amounted to $.21 per share. Excluding these non-recurring dividends, the ratio of net investment income (loss) to average net assets would have been .80%.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.14 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .64%.

 D Net investment income per share reflects a large, non-recurring dividend which amounted to $.12 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .45%.

 E Total distributions of $1.14 per share is comprised of distributions from net investment income of $.222 and distributions from net realized gain of $.913 per share.

 F Amount represents less than $.005 per share.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Total returns do not include the effect of the sales charges.

 I Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 K Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 L Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity International Discovery Fund Class C

Years ended October 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$39.32	$45.94	$36.96	$39.14	$38.25
Income from Investment Operations
Net investment income (loss)A	.31B	.02	.04	.19C	.10D
Net realized and unrealized gain (loss)	3.88	(4.79)	9.12	(2.37)	.79
Total from investment operations	4.19	(4.77)	9.16	(2.18)	.89
Distributions from net investment income	–	(.02)	(.13)	–	–
Distributions from net realized gain	(.91)	(1.83)	(.05)	–	–
Total distributions	(.91)	(1.85)	(.18)	–	–
Redemption fees added to paid in capitalA	–	–	–E	–E	–E
Net asset value, end of period	$42.60	$39.32	$45.94	$36.96	$39.14
Total ReturnF,G	11.02%	(10.80)%	24.93%	(5.57)%	2.33%
Ratios to Average Net AssetsH,I
Expenses before reductions	1.91%	2.00%	2.05%	2.10%	2.09%
Expenses net of fee waivers, if any	1.91%	2.00%	2.05%	2.10%	2.09%
Expenses net of all reductions	1.90%	1.99%	2.04%	2.09%	2.08%
Net investment income (loss)	.78%B	.05%	.11%	.50%C	.24%D
Supplemental Data
Net assets, end of period (in millions)	$12	$22	$28	$26	$32
Portfolio turnover rateJ	70%K	45%K	42%	50%K	60%K

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects large non-recurring dividends which amounted to $.21 per share. Excluding these non-recurring dividends, the ratio of net investment income (loss) to average net assets would have been .26%.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.14 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .13%.

 D Net investment income per share reflects a large, non-recurring dividend which amounted to $.12 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.06) %.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the contingent deferred sales charge.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity International Discovery Fund

Years ended October 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$40.32	$47.04	$37.91	$40.12	$39.03
Income from Investment Operations
Net investment income (loss)A	.78B	.53	.50	.61C	.54D
Net realized and unrealized gain (loss)	3.95	(4.92)	9.29	(2.41)	.81
Total from investment operations	4.73	(4.39)	9.79	(1.80)	1.35
Distributions from net investment income	(.49)	(.50)	(.61)	(.41)	(.26)
Distributions from net realized gain	(.91)	(1.83)	(.05)	(.01)	–
Total distributions	(1.40)	(2.33)	(.66)	(.41)E	(.26)
Redemption fees added to paid in capitalA	–	–	–F	–F	–F
Net asset value, end of period	$43.65	$40.32	$47.04	$37.91	$40.12
Total ReturnG	12.31%	(9.81)%	26.33%	(4.53)%	3.47%
Ratios to Average Net AssetsH,I
Expenses before reductions	.78%	.88%	.94%	1.00%	.99%
Expenses net of fee waivers, if any	.78%	.88%	.94%	1.00%	.99%
Expenses net of all reductions	.76%	.87%	.92%	.99%	.98%
Net investment income (loss)	1.92%B	1.17%	1.22%	1.61%C	1.34%D
Supplemental Data
Net assets, end of period (in millions)	$6,726	$6,515	$7,351	$6,421	$7,209
Portfolio turnover rateJ	70%K	45%K	42%	50%K	60%K

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects large non-recurring dividends which amounted to $.21 per share. Excluding these non-recurring dividends, the ratio of net investment income (loss) to average net assets would have been 1.40%.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.14 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.23%.

 D Net investment income per share reflects a large, non-recurring dividend which amounted to $.12 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.03%.

 E Total distributions of $.41 per share is comprised of distributions from net investment income of $.409 and distributions from net realized gain of $.005 per share.

 F Amount represents less than $.005 per share.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity International Discovery Fund Class K

Years ended October 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$40.25	$46.96	$37.86	$40.06	$38.97
Income from Investment Operations
Net investment income (loss)A	.82B	.58	.55	.66C	.59D
Net realized and unrealized gain (loss)	3.93	(4.90)	9.26	(2.39)	.81
Total from investment operations	4.75	(4.32)	9.81	(1.73)	1.40
Distributions from net investment income	(.54)	(.55)	(.66)	(.46)	(.31)
Distributions from net realized gain	(.91)	(1.83)	(.05)	(.01)	–
Total distributions	(1.45)	(2.39)E	(.71)	(.47)	(.31)
Redemption fees added to paid in capitalA	–	–	–F	–F	–F
Net asset value, end of period	$43.55	$40.25	$46.96	$37.86	$40.06
Total ReturnG	12.41%	(9.70)%	26.47%	(4.38)%	3.61%
Ratios to Average Net AssetsH,I
Expenses before reductions	.66%	.77%	.82%	.86%	.86%
Expenses net of fee waivers, if any	.66%	.77%	.82%	.86%	.86%
Expenses net of all reductions	.65%	.76%	.80%	.85%	.85%
Net investment income (loss)	2.03%B	1.29%	1.35%	1.74%C	1.47%D
Supplemental Data
Net assets, end of period (in millions)	$1,566	$2,064	$2,228	$1,880	$2,308
Portfolio turnover rateJ	70%K	45%K	42%	50%K	60%K

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects large non-recurring dividends which amounted to $.21 per share. Excluding these non-recurring dividends, the ratio of net investment income (loss) to average net assets would have been 1.51%.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.14 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.36%.

 D Net investment income per share reflects a large, non-recurring dividend which amounted to $.12 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.16%.

 E Total distributions of $2.39 per share is comprised of distributions from net investment income of $.554 and distributions from net realized gain of $1.832 per share.

 F Amount represents less than $.005 per share.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity International Discovery Fund Class I

Years ended October 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$40.22	$46.92	$37.82	$40.03	$38.96
Income from Investment Operations
Net investment income (loss)A	.77B	.52	.49	.61C	.53D
Net realized and unrealized gain (loss)	3.93	(4.90)	9.27	(2.40)	.80
Total from investment operations	4.70	(4.38)	9.76	(1.79)	1.33
Distributions from net investment income	(.48)	(.49)	(.61)	(.42)	(.26)
Distributions from net realized gain	(.91)	(1.83)	(.05)	(.01)	–
Total distributions	(1.39)	(2.32)	(.66)	(.42)E	(.26)
Redemption fees added to paid in capitalA	–	–	–F	–F	–F
Net asset value, end of period	$43.53	$40.22	$46.92	$37.82	$40.03
Total ReturnG	12.26%	(9.81)%	26.29%	(4.52)%	3.44%
Ratios to Average Net AssetsH,I
Expenses before reductions	.80%	.91%	.96%	1.00%	1.00%
Expenses net of fee waivers, if any	.80%	.91%	.96%	1.00%	.99%
Expenses net of all reductions	.79%	.90%	.94%	.99%	.98%
Net investment income (loss)	1.89%B	1.15%	1.21%	1.60%C	1.33%D
Supplemental Data
Net assets, end of period (in millions)	$463	$579	$658	$745	$1,061
Portfolio turnover rateJ	70%K	45%K	42%	50%K	60%K

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects large non-recurring dividends which amounted to $.21 per share. Excluding these non-recurring dividends, the ratio of net investment income (loss) to average net assets would have been 1.37%.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.14 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.22%.

 D Net investment income per share reflects a large, non-recurring dividend which amounted to $.12 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.03%.

 E Total distributions of $.42 per share is comprised of distributions from net investment income of $.418 and distributions from net realized gain of $.005 per share.

 F Amount represents less than $.005 per share.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity International Discovery Fund Class Z

Years ended October 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$40.22	$46.92	$37.84	$40.03	$38.96
Income from Investment Operations
Net investment income (loss)A	.82B	.58	.56	.66C	.59D
Net realized and unrealized gain (loss)	3.94	(4.89)	9.24	(2.38)	.80
Total from investment operations	4.76	(4.31)	9.80	(1.72)	1.39
Distributions from net investment income	(.54)	(.56)	(.67)	(.46)	(.32)
Distributions from net realized gain	(.91)	(1.83)	(.05)	(.01)	–
Total distributions	(1.46)E	(2.39)	(.72)	(.47)	(.32)
Redemption fees added to paid in capitalA	–	–	–F	–F	–F
Net asset value, end of period	$43.52	$40.22	$46.92	$37.84	$40.03
Total ReturnG	12.42%	(9.68)%	26.44%	(4.36)%	3.58%
Ratios to Average Net AssetsH,I
Expenses before reductions	.66%	.77%	.82%	.86%	.86%
Expenses net of fee waivers, if any	.66%	.77%	.82%	.86%	.86%
Expenses net of all reductions	.65%	.76%	.80%	.85%	.85%
Net investment income (loss)	2.03%B	1.29%	1.35%	1.74%C	1.47%D
Supplemental Data
Net assets, end of period (in millions)	$82	$118	$101	$38	$30
Portfolio turnover rateJ	70%K	45%K	42%	50%K	60%K

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects large non-recurring dividends which amounted to $.21 per share. Excluding these non-recurring dividends, the ratio of net investment income (loss) to average net assets would have been 1.51%.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.14 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.36%.

 D Net investment income per share reflects a large, non-recurring dividend which amounted to $.12 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.16%.

 E Total distributions of $1.46 per share is comprised of distributions from net investment income of $.542 and distributions from net realized gain of $.913 per share.

 F Amount represents less than $.005 per share.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2019
(Amounts in thousands except percentages)

1. Organization.

Fidelity International Discovery Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, International Discovery, Class K, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Effective March 1, 2019, Class C shares will automatically convert to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2019 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Non-cash dividends" and the impact of these dividends is presented in the Financial Highlights. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for the Fund, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees of $459 are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, respectively.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2019, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), market discount, redemptions in kind, deferred trustees compensation and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,840,453
Gross unrealized depreciation	(232,950)
Net unrealized appreciation (depreciation)	$1,607,503
Tax Cost	$7,481,088

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$158,644
Undistributed long-term capital gain	$57,328
Net unrealized appreciation (depreciation) on securities and other investments	$1,605,583

The tax character of distributions paid was as follows:

	October 31, 2019	October 31, 2018
Ordinary Income	$115,761	$ 123,038
Long-term Capital Gains	212,849	412,903
Total	$328,610	$ 535,941

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $6,017,923 and $6,239,798, respectively.

Unaffiliated Redemptions In-Kind. During the period, 2,812 shares of the Fund were redeemed in-kind for investments and cash with a value of $119,262. The net realized gain of $30,907 on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

Prior Fiscal Year Unaffiliated Redemptions In-Kind. During the prior period, 2,145 shares of the Fund were redeemed in-kind for investments and cash with a value of $96,039. The Fund had a net realized gain of $24,574 on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .424% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of International Discovery as compared to its benchmark index, the MSCI EAFE Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .58% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$462	$3
Class M	.25%	.25%	126	1
Class C	.75%	.25%	158	12
			$746	$16

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$18
Class M	2
Class C(a)	1
$21

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class K and Class Z. FIIOC receives an asset-based fee of Class K's and Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$474.26
Class M	64.25
Class C	45.29
International Discovery	10,183.16
Class K	826.05
Class I	931.18
Class Z	44.05
	$12,567

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Prior to April 1, 2019, FSC had a separate agreement with the Fund for administration of the security lending program, based on the number and duration of lending transactions. For the period, the total fees paid for accounting and administration of securities lending were equivalent to an annual rate of .02%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $7 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$25,694	2.62%	$19

Interfund Trades. The Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Affiliated Redemptions In-Kind. During the period, 1,243 shares of the Fund were redeemed in-kind for investments cash with a value of $50,887. The net realized gain of $12,062 on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $24 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. For equity securities, lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with NFS, as affiliated borrower. Total fees paid by the Fund to NFS, as lending agent, amounted to less than five hundred dollars. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds, and includes less than five hundered dollars from securities loaned to NFS, as affiliated borrower.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $1,335 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $71.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2019	Year ended October 31, 2018
Distributions to shareholders
Class A	$5,794	$11,257
Class M	790	1,557
Class C	484	1,132
International Discovery	224,704	368,791
Class K	72,802	115,669
Class I	19,867	32,390
Class Z	4,169	5,145
Total	$328,610	$535,941

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2019	Year ended October 31, 2018	Year ended October 31, 2019	Year ended October 31, 2018
Class A
Shares sold	522	601	$20,985	$27,288
Reinvestment of distributions	154	252	5,740	11,177
Shares redeemed	(1,183)	(1,390)	(47,771)	(62,507)
Net increase (decrease)	(507)	(537)	$(21,046)	$(24,042)
Class M
Shares sold	64	91	$2,568	$4,077
Reinvestment of distributions	21	35	785	1,549
Shares redeemed	(228)	(177)	(9,095)	(7,916)
Net increase (decrease)	(143)	(51)	$(5,742)	$(2,290)
Class C
Shares sold	28	57	$1,131	$2,552
Reinvestment of distributions	13	25	478	1,083
Shares redeemed	(299)	(152)	(11,875)	(6,753)
Net increase (decrease)	(258)	(70)	$(10,266)	$(3,118)
International Discovery
Shares sold	14,442	18,511	$585,326	$834,070
Reinvestment of distributions	4,741	7,869	177,779	351,491
Shares redeemed	(26,635)	(21,100)	(1,075,827)	(952,137)
Net increase (decrease)	(7,452)	5,280	$(312,722)	$233,424
Class K
Shares sold	7,723	15,085	$309,132	$683,626
Reinvestment of distributions	1,948	2,597	72,802	115,669
Shares redeemed	(24,994)(a),(b)	(13,867)(c)	(1,014,241)(a),(b)	(624,849)(c)
Net increase (decrease)	(15,323)	3,815	$(632,307)	$174,446
Class I
Shares sold	3,057	3,244	$119,482	$143,374
Reinvestment of distributions	164	224	6,118	9,992
Shares redeemed	(6,985)	(3,099)	(278,018)	(138,824)
Net increase (decrease)	(3,764)	369	$(152,418)	$14,542
Class Z
Shares sold	656	1,231	$25,184	$55,218
Reinvestment of distributions	60	67	2,239	2,993
Shares redeemed	(1,776)	(517)	(71,319)	(23,246)
Net increase (decrease)	(1,060)	781	$(43,896)	$34,965

 (a) Amount includes in-kind redemptions (see the Unaffiliated Redemptions In-Kind note for additional details).

 (b) Amount includes in-kind redemptions (see the Affiliated Redemptions In-Kind note for additional details).

 (c) Amount includes in-kind redemptions (see the Prior Fiscal Year Redemptions In-Kind note for additional details).

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers International Fund and Strategic Advisers Fidelity International Fund were the owners of record of approximately 12% and 14%, respectively, of the total outstanding shares of the Fund. Mutual funds managed by the investment adviser or its affiliates were the owners of record, in the aggregate, of approximately 26% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Investment Trust and Shareholders of Fidelity International Discovery Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity International Discovery Fund (one of the funds constituting Fidelity Investment Trust, referred to hereafter as the “Fund”) as of October 31, 2019, the related statement of operations for the year ended October 31, 2019, the statement of changes in net assets for each of the two years in the period ended October 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2019 and the financial highlights for each of the five years in the period ended October 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 11, 2019

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 298 funds. Mr. Chiel oversees 171 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair (2018-present) and Member (2013-present) of the Board of Governors, State University System of Florida and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present) and as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), a Director of Fortune Brands, Inc. (consumer products, 2000-2011), and a member of the Board of Trustees of the University of Florida (2013-2018).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a Director of Andeavor Logistics LP (natural resources logistics, 2015-2018), a Director of Post Oak Bank (privately-held bank, 2004-2018), a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), an Advisory Director of Riverstone Holdings (private investment), a Director of Spinnaker Exploration Company (exploration and production, 2001-2005) and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Executive Vice President of Fidelity SelectCo, LLC (2019-present), Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Executive Vice President of Fidelity SelectCo, LLC (2019-present), Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as Secretary and CLO of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2019-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2019 to October 31, 2019).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Expenses Paid During Period-B May 1, 2019 to October 31, 2019
Class A	1.17%
Actual		$1,000.00	$1,039.60	$6.01
Hypothetical-C		$1,000.00	$1,019.31	$5.96
Class M	1.42%
Actual		$1,000.00	$1,038.10	$7.29
Hypothetical-C		$1,000.00	$1,018.05	$7.22
Class C	1.96%
Actual		$1,000.00	$1,035.50	$10.06
Hypothetical-C		$1,000.00	$1,015.32	$9.96
International Discovery	.82%
Actual		$1,000.00	$1,041.50	$4.22
Hypothetical-C		$1,000.00	$1,021.07	$4.18
Class K	.71%
Actual		$1,000.00	$1,041.90	$3.65
Hypothetical-C		$1,000.00	$1,021.63	$3.62
Class I	.84%
Actual		$1,000.00	$1,041.40	$4.32
Hypothetical-C		$1,000.00	$1,020.97	$4.28
Class Z	.72%
Actual		$1,000.00	$1,041.90	$3.71
Hypothetical-C		$1,000.00	$1,021.58	$3.67

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity International Discovery fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity International Discovery Fund
Class A	12/09/19	12/06/19	$0.6220000	$0.2780000
Class M	12/09/19	12/06/19	$0.5060000	$0.2780000
Class C	12/09/19	12/06/19	$0.1850000	$0.2780000
International Discovery	12/09/19	12/06/19	$0.7790000	$0.2780000
Class K	12/09/19	12/06/19	$0.8240000	$0.2780000
Class I	12/09/19	12/06/19	$0.7610000	$0.2780000
Class Z	12/09/19	12/06/19	$0.8230000	$0.2780000

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2019, $59,213,579, or, if subsequently determined to be different, the net capital gain of such year.

Class A designates 1% and Class M designates 1% of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class A, Class M, International Discovery, Class K, Class I and Class Z designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity International Discovery Fund
Class A	12/10/2018	0.3913	0.0643
Class M	12/10/2018	0.2863	0.0643
Class C	12/10/2018	–	–
International Discovery Fund	12/10/2018	0.5553	0.0643
Class K	12/10/2018	0.6053	0.0643
Class I	12/10/2018	0.5453	0.0643
Class Z	12/10/2018	0.6063	0.0643

The fund will notify shareholders in January 2020 of amounts for use in preparing 2019 income tax returns.

IGI-ANN-1219
1.807258.115

Fidelity® International Discovery K6 Fund

Annual Report

October 31, 2019

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2019
Japan	15.7%
United Kingdom	13.8%
Germany	10.7%
Switzerland	10.6%
United States of America*	7.5%
France	6.3%
Netherlands	4.5%
Sweden	3.3%
Cayman Islands	2.9%
Other	24.7%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2019

% of fund's net assets
Stocks and Investment Companies	96.9
Short-Term Investments and Net Other Assets (Liabilities)	3.1

Top Ten Stocks as of October 31, 2019

% of fund's net assets
iShares MSCI India ETF (United States of America, Investment Companies)	3.5
Nestle SA (Reg. S) (Switzerland, Food Products)	3.0
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	2.7
BP PLC (United Kingdom, Oil, Gas & Consumable Fuels)	2.3
SAP SE (Germany, Software)	2.2
Hoya Corp. (Japan, Health Care Equipment & Supplies)	2.0
AstraZeneca PLC (United Kingdom) (United Kingdom, Pharmaceuticals)	1.9
HDFC Bank Ltd. sponsored ADR (India, Banks)	1.8
Unilever NV (Netherlands, Personal Products)	1.8
AIA Group Ltd. (Hong Kong, Insurance)	1.7
22.9

Top Market Sectors as of October 31, 2019

% of fund's net assets
Financials	17.0
Information Technology	14.6
Health Care	14.3
Industrials	14.0
Consumer Discretionary	9.5
Consumer Staples	8.7
Communication Services	5.1
Energy	3.8
Materials	3.3
Real Estate	2.6

Schedule of Investments October 31, 2019

Showing Percentage of Net Assets

Common Stocks - 92.9%
	Shares	Value
Australia - 1.9%
Bapcor Ltd.	56,479	$278,414
CSL Ltd.	1,826	322,027
Inghams Group Ltd.	70,070	150,014
Magellan Financial Group Ltd.	5,144	170,616
National Storage (REIT) unit	183,609	235,603
Rio Tinto Ltd.	28	1,751

TOTAL AUSTRALIA		1,158,425

Austria - 1.0%
Erste Group Bank AG	9,503	335,661
Wienerberger AG	9,453	255,561

TOTAL AUSTRIA		591,222

Bailiwick of Jersey - 0.6%
Experian PLC	11,494	361,499
Belgium - 1.1%
KBC Groep NV	9,688	679,420
Brazil - 0.4%
BM&F BOVESPA SA	22,416	270,412
Canada - 2.7%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	12,285	368,429
Cenovus Energy, Inc. (Canada)	21,900	186,560
Constellation Software, Inc.	600	592,588
Dollarama, Inc.	4,805	161,650
Suncor Energy, Inc.	11,477	341,234

TOTAL CANADA		1,650,461

Cayman Islands - 2.9%
Alibaba Group Holding Ltd. sponsored ADR (a)	1,742	307,759
Hansoh Pharmaceutical Group Co. Ltd. (b)	72,682	220,812
Meituan Dianping Class B (a)	28,941	345,212
PagSeguro Digital Ltd. (a)	9,259	343,324
Tencent Holdings Ltd.	14,482	587,432

TOTAL CAYMAN ISLANDS		1,804,539

China - 0.8%
AVIC Jonhon OptronicTechnology Co. Ltd.	29,200	167,177
Centre Testing International Group Co. Ltd. (A Shares)	99,896	198,544
Kweichow Moutai Co. Ltd. (A Shares)	700	117,159

TOTAL CHINA		482,880

Denmark - 1.4%
DSV A/S	2,842	275,766
Netcompany Group A/S (a)(b)	7,428	316,246
ORSTED A/S (b)	3,172	278,239

TOTAL DENMARK		870,251

France - 6.3%
BNP Paribas SA	9,431	492,860
Capgemini SA	4,695	528,608
LVMH Moet Hennessy Louis Vuitton SE	1,923	821,229
Peugeot Citroen SA	11,214	283,908
Societe Generale Series A	11,947	339,760
SR Teleperformance SA	2,404	544,816
VINCI SA	7,581	850,582

TOTAL FRANCE		3,861,763

Germany - 10.2%
adidas AG	1,792	553,317
Akasol AG (a)(b)	1,916	74,792
Allianz SE	3,470	847,453
Delivery Hero AG (a)(b)	1,516	71,064
Deutsche Borse AG	1,014	157,028
Deutsche Post AG	8,786	311,119
Instone Real Estate Group BV (a)(b)	6,755	158,211
Linde PLC	2,390	472,472
Morphosys AG (a)	1,359	148,007
MTU Aero Engines Holdings AG	1,617	431,744
Nexus AG	4,029	142,895
Rheinmetall AG	2,012	242,014
SAP SE	10,194	1,350,720
Scout24 AG (b)	5,720	353,744
Siemens AG	4,046	466,909
Vonovia SE	8,623	458,838

TOTAL GERMANY		6,240,327

Hong Kong - 2.1%
AIA Group Ltd.	103,400	1,029,680
Techtronic Industries Co. Ltd.	32,994	257,849

TOTAL HONG KONG		1,287,529

Hungary - 0.4%
OTP Bank PLC	5,681	261,675
India - 1.8%
HDFC Bank Ltd. sponsored ADR	18,546	1,132,975
Indonesia - 0.4%
PT Bank Central Asia Tbk	58,800	131,614
PT Bank Rakyat Indonesia Tbk	409,300	122,641

TOTAL INDONESIA		254,255

Ireland - 2.0%
Cairn Homes PLC	162,002	209,951
CRH PLC	7,951	289,494
Dalata Hotel Group PLC	22,954	135,683
DCC PLC (United Kingdom)	1,527	143,128
Kerry Group PLC Class A	3,941	476,461

TOTAL IRELAND		1,254,717

Italy - 0.9%
Moncler SpA	4,263	164,221
Recordati SpA	9,469	397,824

TOTAL ITALY		562,045

Japan - 15.7%
Astellas Pharma, Inc.	19,161	328,854
Daiichi Sankyo Kabushiki Kaisha	3,968	260,911
Fanuc Corp.	3,252	641,455
GMO Payment Gateway, Inc.	1,486	109,517
Hoya Corp.	13,706	1,211,298
Kao Corp.	3,434	276,089
Keyence Corp.	1,503	950,342
Lasertec Corp.	7,272	522,755
Minebea Mitsumi, Inc.	19,847	376,925
Misumi Group, Inc.	6,978	175,418
Mitsubishi UFJ Financial Group, Inc.	43,260	224,272
MonotaRO Co. Ltd.	9,220	278,542
Nintendo Co. Ltd.	829	304,067
Olympus Corp.	22,628	307,885
Oracle Corp. Japan	3,685	323,897
ORIX Corp.	39,279	617,265
Persol Holdings Co., Ltd.	10,696	205,449
Recruit Holdings Co. Ltd.	8,837	293,689
Relo Group, Inc.	18,856	461,471
Shiseido Co. Ltd.	2,391	197,133
SMC Corp.	559	241,511
SMS Co., Ltd.	6,395	156,785
SoftBank Corp.	8,189	315,001
Sony Corp.	5,470	332,954
Terumo Corp.	8,663	282,732
Zozo, Inc.	9,788	227,991

TOTAL JAPAN		9,624,208

Korea (South) - 0.5%
Samsung Electronics Co. Ltd.	7,364	317,140
Malta - 0.1%
Kambi Group PLC (a)	4,402	72,715
Netherlands - 4.5%
Adyen BV (a)(b)	133	93,362
ASML Holding NV (Netherlands)	3,577	937,584
Basic-Fit NV (a)(b)	5,987	182,958
NXP Semiconductors NV	2,454	278,971
Prosus NV (a)	1,863	128,471
Unilever NV	19,103	1,128,130

TOTAL NETHERLANDS		2,749,476

New Zealand - 1.6%
EBOS Group Ltd.	22,638	357,554
Fisher & Paykel Healthcare Corp.	21,111	258,931
Ryman Healthcare Group Ltd.	43,458	359,178

TOTAL NEW ZEALAND		975,663

Norway - 1.8%
Adevinta ASA:
rights 11/12/19 (a)	15,841	2,422
Class B	22,014	251,352
Equinor ASA	21,624	399,976
Schibsted ASA (A Shares)	15,026	441,165

TOTAL NORWAY		1,094,915

South Africa - 0.6%
Clicks Group Ltd.	5,154	83,832
Naspers Ltd. Class N	1,837	259,951

TOTAL SOUTH AFRICA		343,783

Spain - 1.5%
Cellnex Telecom SA (b)	7,977	343,948
Cellnex Telecom SA (a)	2,250	97,014
Masmovil Ibercom SA (a)	20,477	473,203

TOTAL SPAIN		914,165

Sweden - 3.3%
ASSA ABLOY AB (B Shares)	13,830	328,440
EQT AB (a)	5,772	55,378
Ericsson (B Shares)	69,190	604,637
Indutrade AB	15,831	487,274
Securitas AB (B Shares)	15,163	242,465
Svenska Handelsbanken AB (A Shares)	33,558	336,782

TOTAL SWEDEN		2,054,976

Switzerland - 10.6%
Alcon, Inc. (Switzerland) (a)	5,918	349,501
Kaba Holding AG (B Shares) (Reg.)	281	179,880
Lonza Group AG	1,930	694,526
Medacta Group SA (b)	712	58,173
Nestle SA (Reg. S)	17,062	1,825,316
Partners Group Holding AG	668	520,857
Roche Holding AG (participation certificate)	5,544	1,668,500
Schindler Holding AG (participation certificate)	1,073	262,349
Sika AG	3,474	596,901
Swiss Re Ltd.	3,609	377,912

TOTAL SWITZERLAND		6,533,915

Taiwan - 1.1%
Taiwan Semiconductor Manufacturing Co. Ltd.	68,125	666,353
United Kingdom - 13.8%
Anglo American PLC (United Kingdom)	14,690	377,073
AstraZeneca PLC (United Kingdom)	12,200	1,189,711
Aviva PLC	41,883	225,751
Beazley PLC	43,008	326,742
Big Yellow Group PLC	16,895	249,926
BP PLC	225,134	1,427,657
Compass Group PLC	15,348	408,627
Cranswick PLC	3,359	135,058
Dechra Pharmaceuticals PLC	8,966	305,451
Diageo PLC	14,443	591,166
HomeServe PLC	19,939	299,346
John David Group PLC	28,744	286,103
JTC PLC (b)	29,779	139,253
Keywords Studios PLC	7,302	104,991
Lloyds Banking Group PLC	507,432	373,271
London Stock Exchange Group PLC	6,502	585,953
M&G PLC (a)	36,306	100,548
Network International Holdings PLC (b)	21,867	153,241
Ocado Group PLC (a)	14,680	252,719
Prudential PLC	22,919	400,322
Rotork PLC	54,190	211,568
Standard Life PLC	77,123	303,200

TOTAL UNITED KINGDOM		8,447,677

United States of America - 0.9%
MasterCard, Inc. Class A	1,045	289,266
Visa, Inc. Class A	1,533	274,192

TOTAL UNITED STATES OF AMERICA		563,458

TOTAL COMMON STOCKS
(Cost $54,004,761)		57,082,839

Nonconvertible Preferred Stocks - 0.5%
Germany - 0.5%
Volkswagen AG
(Cost $311,899)	1,619	308,228

Investment Companies - 3.5%
United States of America - 3.5%
iShares MSCI India ETF
(Cost $2,054,309)	61,254	2,122,450

Money Market Funds - 3.4%
Fidelity Cash Central Fund 1.83% (c)
(Cost $2,072,769)	2,072,354	2,072,769
TOTAL INVESTMENT IN SECURITIES - 100.3%
(Cost $58,443,738)		61,586,286
NET OTHER ASSETS (LIABILITIES) - (0.3)%		(165,576)
NET ASSETS - 100%		$61,420,710

Security Type Abbreviations

ETF – Exchange-Traded Fund

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $2,444,043 or 4.0% of net assets.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$3,842
Total	$3,842

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$3,169,348	$1,962,848	$1,206,500	$--
Consumer Discretionary	5,793,125	3,118,747	2,674,378	--
Consumer Staples	5,348,787	2,191,910	3,156,877	--
Energy	2,355,427	927,770	1,427,657	--
Financials	10,420,048	4,364,780	6,055,268	--
Health Care	8,864,770	2,096,377	6,768,393	--
Industrials	8,679,111	5,057,595	3,621,516	--
Information Technology	8,924,911	3,291,929	5,632,982	--
Materials	1,993,252	1,702,007	291,245	--
Real Estate	1,564,049	866,975	697,074	--
Utilities	278,239	278,239	--	--
Investment Companies	2,122,450	2,122,450	--	--
Money Market Funds	2,072,769	2,072,769	--	--
Total Investments in Securities:	$61,586,286	$30,054,396	$31,531,890	$--

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2019
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $56,370,969)	$59,513,517
Fidelity Central Funds (cost $2,072,769)	2,072,769
Total Investment in Securities (cost $58,443,738)		$61,586,286
Foreign currency held at value (cost $50,567)		50,567
Receivable for investments sold		15,997
Receivable for fund shares sold		54
Dividends receivable		56,584
Distributions receivable from Fidelity Central Funds		1,273
Other receivables		23
Total assets		61,710,784
Liabilities
Payable for investments purchased	$261,137
Payable for fund shares redeemed	645
Accrued management fee	28,292
Total liabilities		290,074
Net Assets		$61,420,710
Net Assets consist of:
Paid in capital		$57,922,888
Total accumulated earnings (loss)		3,497,822
Net Assets, for 5,853,194 shares outstanding		$61,420,710
Net Asset Value, offering price and redemption price per share ($61,420,710 ÷ 5,853,194 shares)		$10.49

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		For the period June 13, 2019 (commencement of operations) to October 31, 2019
Investment Income
Dividends		$112,137
Non-Cash dividends		139,153
Income from Fidelity Central Funds		3,842
Total income		255,132
Expenses
Management fee	$67,067
Independent trustees' fees and expenses	30
Total expenses before reductions	67,097
Expense reductions	(7)
Total expenses after reductions		67,090
Net investment income (loss)		188,042
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	165,329
Foreign currency transactions	1,313
Total net realized gain (loss)		166,642
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	3,142,548
Assets and liabilities in foreign currencies	591
Total change in net unrealized appreciation (depreciation)		3,143,139
Net gain (loss)		3,309,781
Net increase (decrease) in net assets resulting from operations		$3,497,823

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

For the period June 13, 2019 (commencement of operations) to October 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$188,042
Net realized gain (loss)	166,642
Change in net unrealized appreciation (depreciation)	3,143,139
Net increase (decrease) in net assets resulting from operations	3,497,823
Share transactions
Proceeds from sales of shares	60,677,270
Cost of shares redeemed	(2,754,383)
Net increase (decrease) in net assets resulting from share transactions	57,922,887
Total increase (decrease) in net assets	61,420,710
Net Assets
Beginning of period	–
End of period	$61,420,710
Other Information
Shares
Sold	6,124,649
Redeemed	(271,455)
Net increase (decrease)	5,853,194

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity International Discovery K6 Fund

Year ended October 31,	2019 A
Selected Per–Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss)B	.06C
Net realized and unrealized gain (loss)	.43
Total from investment operations	.49
Net asset value, end of period	$10.49
Total ReturnD,E	4.90%
Ratios to Average Net AssetsF,G
Expenses before reductions	.60%H
Expenses net of fee waivers, if any	.60%H
Expenses net of all reductions	.60%H
Net investment income (loss)	1.67%C,H
Supplemental Data
Net assets, end of period (000 omitted)	$61,421
Portfolio turnover rateI	59%J,K

 A For the period June 13, 2019 (commencement of operations) to October 31, 2019.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. This dividend is not annualized in the ratio of net investment income (loss) to average net assets. Excluding this non-recurring dividend the ratio of net investment income (loss) to average net assets would have been .43%.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

 K Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2019

1. Organization.

Fidelity International Discovery K6 Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares generally are available only to employer-sponsored retirement plans that are recordkept by Fidelity, or to certain employer-sponsored retirement plans that are not recordkept by Fidelity.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

ETFs are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2019 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Non-cash Dividends" and the impact of these dividends is presented in the Financial Highlights. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2019, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC) and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$3,841,799
Gross unrealized depreciation	(796,784)
Net unrealized appreciation (depreciation)	$3,045,015
Tax Cost	$58,541,271

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$452,799
Net unrealized appreciation (depreciation) on securities and other investments	$3,045,023

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $15,197,295 and $12,934,573, respectively.

Unaffiliated Exchanges In-Kind. During the period, the Fund received investments and cash valued at $4,739,220 in exchange for 471,564 shares of the Fund. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .60% of average net assets. Under the management contract, the investment adviser or an affiliate pays all other expenses of the Fund, excluding fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $12 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Affiliated Exchanges In-Kind. During the period, the Fund received investments and cash valued at $50,887,151 in exchange for 5,160,969 shares of the Fund. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

6. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $7 for the period.

7. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity International Discovery K6 Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity International Discovery K6 Fund, including the schedule of investments, as of October 31, 2019, the related statement of operations, the statement of changes in net assets and the financial highlights for the period from June 13, 2019 (commencement of operations) to October 31, 2019 and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, and the results of its operations, the changes in its net assets and the financial highlights for the period from June 13, 2019 (commencement of operations) to October 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 13, 2019

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 298 funds. Mr. Chiel oversees 171 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair (2018-present) and Member (2013-present) of the Board of Governors, State University System of Florida and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present) and as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), a Director of Fortune Brands, Inc. (consumer products, 2000-2011), and a member of the Board of Trustees of the University of Florida (2013-2018).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a Director of Andeavor Logistics LP (natural resources logistics, 2015-2018), a Director of Post Oak Bank (privately-held bank, 2004-2018), a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), an Advisory Director of Riverstone Holdings (private investment), a Director of Spinnaker Exploration Company (exploration and production, 2001-2005) and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Executive Vice President of Fidelity SelectCo, LLC (2019-present), Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Executive Vice President of Fidelity SelectCo, LLC (2019-present), Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as Secretary and CLO of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2019-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 13, 2019 to October 31, 2019). The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (May 1, 2019 to October 31, 2019).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value	Ending Account Value October 31, 2019	Expenses Paid During Period
Actual	.60%	$1,000.00	$1,049.00	$2.37-B
Hypothetical-C		$1,000.00	$1,022.18	$3.06-D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Actual expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 141/365 (to reflect the period June 13, 2019 to October 31, 2019).

 C 5% return per year before expenses

 D Hypothetical expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Distributions (Unaudited)

The Board of Trustees of Fidelity International Discovery K6 Fund voted to pay on December 16, 2019, to shareholders of record at the opening of business on December 13, 2019, a distribution of $0.046 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.043 per share from net investment income.

The fund will notify shareholders in January 2020 of amounts for use in preparing 2019 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Discovery K6 Fund

On March 6, 2019, the Board of Trustees, including the Independent Trustees (together, the Board), voted to approve the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements with affiliates of FMR (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are collectively referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered the nature, extent, quality, and cost of advisory, administrative, and shareholder services to be performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund. The Board also considered the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment Performance.  The fund is a new fund and therefore had no historical performance for the Board to review at the time it approved the fund's Advisory Contracts. The Board considered the Investment Advisers' strength in fundamental, research-driven security selection, which the Board is familiar with through its supervision of other Fidelity funds.

Based on its review, the Board concluded that the nature, extent, and quality of services to be provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio  ..In reviewing the Advisory Contracts, the Board considered the fund's proposed management fee rate out of which FMR will pay all operating expenses, with certain limited exceptions, and the projected total expense ratio of the fund. The Board noted that the fund's proposed management fee rate is lower than the median fee rate of funds with similar Lipper investment objective categories and comparable investment mandates, regardless of whether their management fee structures are comparable. The Board also considered that the projected total expense ratio of the fund is below the median of those funds and classes used by the Board for management fee comparisons that have a similar sales load structure.

Based on its review, the Board concluded that the fund's management fee and projected total expense ratio were reasonable in light of the services that the fund and its shareholders will receive and the other factors considered.

Costs of the Services and Profitability.  The fund is a new fund and therefore no revenue, cost, or profitability data was available for the Board to review in respect of the fund at the time it approved the Advisory Contracts. In connection with its future renewal of the fund's Advisory Contracts, the Board will consider the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders.

Economies of Scale.  The Board will consider economies of scale when there is operating experience to permit assessment thereof. It noted that, notwithstanding the entrepreneurial risk associated with a new fund, the management fee was at a level normally associated, by comparison with competitors, with very high fund net assets, and Fidelity asserted to the Board that the level of the fee anticipated economies of scale at lower asset levels even before, if ever, economies of scale are achieved. The Board also noted that the fund and its shareholders would have access to the very considerable number and variety of services available through Fidelity and its affiliates.

IGI-K6-ANN-1219
1.9893917.100

Fidelity® International Small Cap Opportunities Fund

Annual Report

October 31, 2019

Includes Fidelity and Fidelity Advisor share classes

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2019	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	6.14%	7.05%	9.76%
Class M (incl. 3.50% sales charge)	8.36%	7.22%	9.71%
Class C (incl. contingent deferred sales charge)	10.74%	7.47%	9.56%
Fidelity® International Small Cap Opportunities Fund	12.97%	8.63%	10.72%
Class I	12.93%	8.63%	10.71%
Class Z	13.10%	8.66%	10.73%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® International Small Cap Opportunities Fund, a class of the fund, on October 31, 2009.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Small Cap Index performed over the same period.

Period Ending Values
$27,683	Fidelity® International Small Cap Opportunities Fund - Fidelity® International Small Cap Opportunities Fund
$22,081	MSCI EAFE Small Cap Index

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index gained 11.47% for the 12 months ending October 31, 2019, as international stocks reflected a confluence of factors, including escalating trade tension, moderating but still positive global economic growth and uncertainty about the U.K.’s planned “Brexit” from the European Union. In late December, the U.S. Federal Reserve shifted from raising interest rates to a more dovish policy in 2019, joining many foreign central banks that had cut policy rates. In June, international stocks rose 6.03%, as policy stimulus in China stabilized that country’s economic growth. The Fed cut its policy rate in July for the first time since 2008. However, the index returned -1.21% for the month, followed by -3.08% in August. In September, the Fed cut its policy rate another quarter point, citing concerns about slowing economic growth and muted inflation, and did the same in October, leading to monthly gains of 2.59% and 3.49%, respectively. For the full 12 months, the growth-oriented information technology sector (+22%) led the way, followed by utilities (+20%) and real estate (+18%), two high-dividend-yielding categories. Consumer discretionary gained 16%. Conversely, energy was roughly flat, while materials (+6%) and communication services (7%) also lagged. By region, Asia Pacific ex Japan (+16%), Europe ex U.K (+13%), Canada (+12%) and emerging markets (+12%) fared best. Meanwhile, the U.K. (+7%) and Japan (+10%) trailed the broader market.

Comments from Portfolio Manager Jed Weiss:  For the fiscal year, the fund’s share classes (excluding sales charges, if applicable) gained roughly 12% to 13%, outpacing the 9.00% advance of the benchmark MSCI EAFE Small Cap Index. Versus the benchmark, security selection within Japan was by far the biggest contributor, followed by picks in the U.K., Germany and Denmark. Investment choices among emerging markets also helped the portfolio’s relative result. From a sector standpoint, positioning in information technology notably aided performance, along with strong picks in the consumer-oriented groups and in health care. Conversely, security selection in Israel, Canada and Spain hampered the fund's performance versus the benchmark, as did an underweighting in Australia and the market-leading real estate sector. A number of Japanese holdings helped the fund top the benchmark this period. This included an overweighting in Lasertec, a dominant supplier of semiconductor mask inspection equipment that gained roughly 157% the past 12 months. The company continued to be a beneficiary of the structural growth in extreme ultraviolet lithography. Further contributing were an overweighting in Japanese building automation firm Azbil (+53%) and a sizable out-of-benchmark stake in technology service management company OBIC (+40%). In addition, it helped to hold a non-index position in Workman (+126%), the leading workwear retailer in Japan. Conversely, the fund's biggest detractor was Spanish multinational private security company Prosegur Compania de Seguridad (-28%), which was hampered by the impact of depreciating Latin American currencies during the period. Other holdings that pressured the fund’s performance versus the benchmark included Israeli stolen vehicle recovery and tracking services firm Ituran Location and Control (-26%), as well as U.K.-headquartered specialty chemical company Elementis (-23%). Lastly, I'll note that the fund's stake in cash – representing about 6% of assets, on average – also weighed on the portfolio’s relative return amid the strong uptrending market this period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2019
Japan	37.8%
United Kingdom	15.3%
United States of America*	13.2%
Germany	5.3%
Sweden	5.2%
Denmark	2.8%
Israel	2.6%
Netherlands	2.0%
Belgium	1.9%
Other	13.9%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2019

% of fund's net assets
Stocks and Investment Companies	93.6
Short-Term Investments and Net Other Assets (Liabilities)	6.4

Top Ten Stocks as of October 31, 2019

% of fund's net assets
iShares MSCI EAFE Small-Cap ETF (United States of America, Investment Companies)	4.6
Azbil Corp. (Japan, Electronic Equipment & Components)	3.1
OBIC Co. Ltd. (Japan, IT Services)	2.8
Lasertec Corp. (Japan, Semiconductors & Semiconductor Equipment)	2.4
Spirax-Sarco Engineering PLC (United Kingdom, Machinery)	2.4
Spectris PLC (United Kingdom, Electronic Equipment & Components)	2.2
USS Co. Ltd. (Japan, Specialty Retail)	2.0
CompuGroup Medical AG (Germany, Health Care Technology)	2.0
SHO-BOND Holdings Co. Ltd. (Japan, Construction & Engineering)	1.8
OSG Corp. (Japan, Machinery)	1.7
25.0

Top Market Sectors as of October 31, 2019

% of fund's net assets
Industrials	22.5
Information Technology	17.8
Health Care	13.2
Consumer Discretionary	9.3
Consumer Staples	7.8
Communication Services	5.7
Materials	4.7
Real Estate	3.4
Financials	3.0
Energy	1.6

Schedule of Investments October 31, 2019

Showing Percentage of Net Assets

Common Stocks - 88.1%
	Shares	Value
Australia - 0.5%
Beacon Lighting Group Ltd. (a)	2,785,250	$2,333,059
Imdex Ltd.	3,357,352	3,676,300

TOTAL AUSTRALIA		6,009,359

Bailiwick of Jersey - 0.5%
Integrated Diagnostics Holdings PLC (b)	1,483,779	7,003,437
Belgium - 1.9%
Barco NV	63,400	13,788,454
KBC Ancora	239,456	11,403,687

TOTAL BELGIUM		25,192,141

Canada - 1.4%
McCoy Global, Inc. (c)	630,715	287,320
New Look Vision Group, Inc.	227,200	5,520,006
Pason Systems, Inc.	328,800	3,529,901
PrairieSky Royalty Ltd. (a)	202,700	1,979,138
Richelieu Hardware Ltd.	249,400	5,120,170
ShawCor Ltd. Class A	164,900	1,660,143

TOTAL CANADA		18,096,678

China - 0.6%
Zhejiang Sanhua Intelligent Controls Co. Ltd. (A Shares)	3,700,332	7,351,501
Denmark - 2.8%
Ambu A/S Series B	320,000	5,025,378
Jyske Bank A/S (Reg.)	131,227	4,362,610
Netcompany Group A/S (b)(c)	217,750	9,270,660
SimCorp A/S	129,400	11,561,160
Spar Nord Bank A/S	700,300	6,836,989

TOTAL DENMARK		37,056,797

Finland - 0.5%
Tikkurila Oyj	379,826	6,057,765
France - 1.8%
Elis SA	584,442	11,165,816
Laurent-Perrier Group SA	51,163	5,078,526
Vetoquinol SA	116,884	7,613,066

TOTAL FRANCE		23,857,408

Germany - 4.4%
CompuGroup Medical AG	407,110	26,062,458
CTS Eventim AG	213,893	12,941,601
DIC Asset AG	325,300	4,535,089
Nexus AG	291,358	10,333,460
WashTec AG	93,694	4,712,811

TOTAL GERMANY		58,585,419

Greece - 0.2%
Motor Oil (HELLAS) Corinth Refineries SA	131,300	3,242,157
India - 0.8%
Embassy Office Parks (REIT)	1,320,000	7,673,340
Jyothy Laboratories Ltd.	1,271,776	3,133,496

TOTAL INDIA		10,806,836

Ireland - 0.2%
FBD Holdings PLC	243,128	2,402,483
Israel - 2.6%
Azrieli Group	54,105	4,167,886
Ituran Location & Control Ltd.	506,477	12,423,881
Strauss Group Ltd.	483,344	14,632,866
Tel Aviv Stock Exchange Ltd.	684,943	2,536,142

TOTAL ISRAEL		33,760,775

Italy - 1.1%
Interpump Group SpA	539,843	14,787,254
Japan - 37.8%
Ai Holdings Corp.	202,400	3,668,221
Aoki Super Co. Ltd.	175,000	4,164,883
Artnature, Inc.	486,800	3,233,632
Aucnet, Inc.	248,800	3,417,118
Azbil Corp.	1,485,700	41,342,865
Broadleaf Co. Ltd.	1,697,298	9,535,946
Central Automotive Products Ltd.	135,400	2,649,890
Century21 Real Estate Japan Ltd.	66,500	744,087
Coca-Cola West Co. Ltd.	209,375	4,753,665
Daiichikosho Co. Ltd.	328,000	15,592,244
Daikokutenbussan Co. Ltd.	184,500	5,756,285
Funai Soken Holdings, Inc.	285,150	6,870,370
GCA Savvian Group Corp.	496,961	3,974,014
Goldcrest Co. Ltd.	661,630	13,667,239
Iwatsuka Confectionary Co. Ltd.	18,900	676,111
Kobayashi Pharmaceutical Co. Ltd.	129,500	10,354,822
Koshidaka Holdings Co. Ltd.	1,420,200	20,622,734
Kusuri No Aoki Holdings Co. Ltd.	134,800	10,053,026
Lasertec Corp.	450,572	32,389,837
Medikit Co. Ltd.	111,100	7,040,267
Miroku Jyoho Service Co., Ltd. (a)	203,500	5,363,834
Misumi Group, Inc.	464,650	11,680,726
Mitsuboshi Belting Ltd.	194,000	3,650,301
Nabtesco Corp.	389,900	12,412,390
Nagaileben Co. Ltd.	662,727	15,798,257
Nihon Parkerizing Co. Ltd.	1,798,400	21,086,201
NS Tool Co. Ltd.	255,800	4,987,317
OBIC Co. Ltd.	297,300	37,223,513
OSG Corp.	1,059,800	22,668,584
Paramount Bed Holdings Co. Ltd.	355,400	13,589,435
ProNexus, Inc.	457,800	5,371,775
San-Ai Oil Co. Ltd.	1,082,400	11,331,916
SHO-BOND Holdings Co. Ltd.	605,600	23,503,614
Shoei Co. Ltd. (a)	420,926	18,322,810
SK Kaken Co. Ltd.	21,500	9,181,111
Software Service, Inc.	100,700	10,856,331
Techno Medica Co. Ltd.	80,791	1,678,722
The Monogatari Corp.	56,600	4,888,229
TKC Corp.	176,100	7,418,386
Tocalo Co. Ltd.	615,636	6,069,355
USS Co. Ltd.	1,361,500	26,369,795
Welcia Holdings Co. Ltd.	141,000	8,101,900
Workman Co. Ltd. (a)	151,700	10,737,227
Yamada Consulting Group Co. Ltd.	260,500	4,696,337
Yamato Kogyo Co. Ltd.	137,700	3,572,169

TOTAL JAPAN		501,067,491

Korea (South) - 0.8%
BGF Retail Co. Ltd.	51,126	7,776,216
Leeno Industrial, Inc.	72,328	3,287,945

TOTAL KOREA (SOUTH)		11,064,161

Mexico - 0.1%
Consorcio ARA S.A.B. de CV	8,394,378	1,579,687
Netherlands - 2.0%
Aalberts Industries NV	506,701	20,378,358
Takeaway.com Holding BV (b)(c)	79,287	6,455,302

TOTAL NETHERLANDS		26,833,660

Norway - 1.3%
Kongsberg Gruppen ASA	892,559	13,180,463
Skandiabanken ASA (b)	646,460	4,590,382

TOTAL NORWAY		17,770,845

Philippines - 0.5%
Jollibee Food Corp.	1,417,440	6,472,303
South Africa - 1.2%
Clicks Group Ltd.	1,015,129	16,511,592
Spain - 1.0%
Prosegur Compania de Seguridad SA (Reg.)	3,299,090	12,804,573
Sweden - 5.2%
Addlife AB	439,314	9,827,545
AddTech AB (B Shares)	686,043	19,077,078
Fagerhult AB (a)	1,016,593	6,022,258
Lagercrantz Group AB (B Shares)	1,050,375	13,489,079
Loomis AB (B Shares)	334,600	12,925,609
Saab AB (B Shares)	233,125	7,187,600

TOTAL SWEDEN		68,529,169

Switzerland - 1.0%
Tecan Group AG	55,920	13,219,001
Taiwan - 0.4%
Addcn Technology Co. Ltd.	638,435	5,212,483
United Kingdom - 15.3%
Alliance Pharma PLC	7,514,341	7,202,939
Ascential PLC (b)	1,387,686	6,277,006
Avon Rubber PLC	534,900	12,305,597
Bodycote PLC	220,365	2,043,821
Cineworld Group PLC	1,446,400	4,172,494
Dechra Pharmaceuticals PLC	566,695	19,305,998
DP Poland PLC (c)	9,954,100	593,126
Elementis PLC	5,452,137	10,501,827
Great Portland Estates PLC	716,042	7,305,187
Hilton Food Group PLC	318,426	4,190,727
Howden Joinery Group PLC	922,400	6,898,953
Informa PLC	879,056	8,824,810
InterContinental Hotel Group PLC ADR	87,585	5,306,775
ITE Group PLC	6,686,293	6,729,667
Network International Holdings PLC (b)	895,200	6,273,421
Rightmove PLC	1,934,170	14,997,487
Shaftesbury PLC	581,473	7,117,844
Spectris PLC	954,778	29,583,578
Spirax-Sarco Engineering PLC	309,691	31,791,790
Topps Tiles PLC	3,398,115	3,314,516
Ultra Electronics Holdings PLC	312,658	7,897,530

TOTAL UNITED KINGDOM		202,635,093

United States of America - 2.2%
Autoliv, Inc.	39,300	3,059,112
Martin Marietta Materials, Inc.	25,320	6,631,561
Morningstar, Inc.	26,100	4,224,024
PriceSmart, Inc. (a)	94,360	6,992,076
ResMed, Inc.	57,495	8,504,660

TOTAL UNITED STATES OF AMERICA		29,411,433

TOTAL COMMON STOCKS
(Cost $865,955,325)		1,167,321,501

Nonconvertible Preferred Stocks - 0.9%
Germany - 0.9%
Sartorius AG (non-vtg.)
(Cost $1,774,352)	64,280	12,488,657

Investment Companies - 4.6%
United States of America - 4.6%
iShares MSCI EAFE Small-Cap ETF (a)
(Cost $62,474,622)	1,020,000	60,771,604

Money Market Funds - 7.6%
Fidelity Cash Central Fund 1.83% (d)	76,847,604	76,862,974
Fidelity Securities Lending Cash Central Fund 1.84% (d)(e)	23,631,338	23,633,701
TOTAL MONEY MARKET FUNDS
(Cost $100,496,646)		100,496,675
TOTAL INVESTMENT IN SECURITIES - 101.2%
(Cost $1,030,700,945)		1,341,078,437
NET OTHER ASSETS (LIABILITIES) - (1.2)%		(15,731,451)
NET ASSETS - 100%		$1,325,346,986

Security Type Abbreviations

ETF – Exchange-Traded Fund

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $39,870,208 or 3.0% of net assets.

 (c) Non-income producing

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$1,819,943
Fidelity Securities Lending Cash Central Fund	245,475
Total	$2,065,418

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$74,747,792	$59,155,548	$15,592,244	$--
Consumer Discretionary	121,641,689	25,828,524	95,813,165	--
Consumer Staples	105,409,823	55,182,003	50,227,820	--
Energy	22,030,575	10,698,659	11,331,916	--
Financials	40,330,331	36,356,317	3,974,014	--
Health Care	175,549,611	126,586,599	48,963,012	--
Industrials	297,561,951	188,299,681	109,262,270	--
Information Technology	236,620,780	99,678,178	136,942,602	--
Materials	60,706,934	23,191,153	37,515,781	--
Real Estate	45,210,672	23,126,006	22,084,666	--
Investment Companies	60,771,604	60,771,604	--	--
Money Market Funds	100,496,675	100,496,675	--	--
Total Investments in Securities:	$1,341,078,437	$809,370,947	$531,707,490	$--

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2019
Assets
Investment in securities, at value (including securities loaned of $22,605,604) — See accompanying schedule: Unaffiliated issuers (cost $930,204,299)	$1,240,581,762
Fidelity Central Funds (cost $100,496,646)	100,496,675
Total Investment in Securities (cost $1,030,700,945)		$1,341,078,437
Foreign currency held at value (cost $10,186)		10,188
Receivable for investments sold		1,974,531
Receivable for fund shares sold		5,812,338
Dividends receivable		5,090,296
Distributions receivable from Fidelity Central Funds		143,348
Prepaid expenses		2,320
Other receivables		16,893
Total assets		1,354,128,351
Liabilities
Payable for investments purchased	$2,398,375
Payable for fund shares redeemed	942,756
Accrued management fee	1,075,279
Distribution and service plan fees payable	21,894
Other affiliated payables	228,201
Other payables and accrued expenses	477,285
Collateral on securities loaned	23,637,575
Total liabilities		28,781,365
Net Assets		$1,325,346,986
Net Assets consist of:
Paid in capital		$1,017,257,568
Total accumulated earnings (loss)		308,089,418
Net Assets		$1,325,346,986
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($41,678,792 ÷ 2,191,151 shares)(a)		$19.02
Maximum offering price per share (100/94.25 of $19.02)		$20.18
Class M:
Net Asset Value and redemption price per share ($13,874,688 ÷ 735,946 shares)(a)		$18.85
Maximum offering price per share (100/96.50 of $18.85)		$19.53
Class C:
Net Asset Value and offering price per share ($9,424,163 ÷ 514,601 shares)(a)		$18.31
International Small Cap Opportunities:
Net Asset Value, offering price and redemption price per share ($1,040,988,523 ÷ 54,094,864 shares)		$19.24
Class I:
Net Asset Value, offering price and redemption price per share ($142,853,703 ÷ 7,431,143 shares)		$19.22
Class Z:
Net Asset Value, offering price and redemption price per share ($76,527,117 ÷ 3,985,436 shares)		$19.20

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2019
Investment Income
Dividends		$24,909,209
Non-Cash dividends		1,883,300
Income from Fidelity Central Funds (including $245,475 from security lending)		2,065,418
Income before foreign taxes withheld		28,857,927
Less foreign taxes withheld		(2,275,428)
Total income		26,582,499
Expenses
Management fee
Basic fee	$10,448,629
Performance adjustment	1,159,989
Transfer agent fees	2,326,363
Distribution and service plan fees	284,955
Accounting and security lending fees	571,227
Custodian fees and expenses	143,909
Independent trustees' fees and expenses	7,007
Registration fees	133,405
Audit	76,156
Legal	2,768
Miscellaneous	8,589
Total expenses before reductions	15,162,997
Expense reductions	(42,063)
Total expenses after reductions		15,120,934
Net investment income (loss)		11,461,565
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	352,774
Fidelity Central Funds	(2,670)
Foreign currency transactions	71,439
Total net realized gain (loss)		421,543
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $135,808)	142,341,973
Fidelity Central Funds	29
Assets and liabilities in foreign currencies	23,420
Total change in net unrealized appreciation (depreciation)		142,365,422
Net gain (loss)		142,786,965
Net increase (decrease) in net assets resulting from operations		$154,248,530

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2019	Year ended October 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$11,461,565	$11,392,924
Net realized gain (loss)	421,543	25,470,687
Change in net unrealized appreciation (depreciation)	142,365,422	(105,507,125)
Net increase (decrease) in net assets resulting from operations	154,248,530	(68,643,514)
Distributions to shareholders	(32,407,290)	(23,288,503)
Share transactions - net increase (decrease)	4,567,294	138,801,633
Redemption fees	–	14,959
Total increase (decrease) in net assets	126,408,534	46,884,575
Net Assets
Beginning of period	1,198,938,452	1,152,053,877
End of period	$1,325,346,986	$1,198,938,452

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity International Small Cap Opportunities Fund Class A

Years ended October 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$17.33	$18.47	$14.82	$14.75	$13.65
Income from Investment Operations
Net investment income (loss)A	.11	.12	.10	.09	.06
Net realized and unrealized gain (loss)	2.01	(.92)	3.71	.10	1.11
Total from investment operations	2.12	(.80)	3.81	.19	1.17
Distributions from net investment income	(.11)	(.09)	(.12)	(.05)	(.05)
Distributions from net realized gain	(.31)	(.24)	(.04)	(.07)	(.02)
Total distributions	(.43)B	(.34)C	(.16)	(.12)	(.07)
Redemption fees added to paid in capitalA	–	–D	–D	–D	–D
Net asset value, end of period	$19.02	$17.33	$18.47	$14.82	$14.75
Total ReturnE,F	12.61%	(4.48)%	26.00%	1.30%	8.62%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.49%	1.38%	1.43%	1.45%	1.52%
Expenses net of fee waivers, if any	1.49%	1.38%	1.43%	1.45%	1.52%
Expenses net of all reductions	1.48%	1.37%	1.43%	1.45%	1.51%
Net investment income (loss)	.64%	.65%	.61%	.62%	.38%
Supplemental Data
Net assets, end of period (000 omitted)	$41,679	$41,164	$41,324	$45,151	$42,289
Portfolio turnover rateI	17%	19%	11%	24%	21%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.43 per share is comprised of distributions from net investment income of $.113 and distributions from net realized gain of $.313 per share.

 C Total distributions of $.34 per share is comprised of distributions from net investment income of $.093 and distributions from net realized gain of $.243 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity International Small Cap Opportunities Fund Class M

Years ended October 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$17.17	$18.32	$14.68	$14.62	$13.53
Income from Investment Operations
Net investment income (loss)A	.06	.07	.05	.04	.01
Net realized and unrealized gain (loss)	1.99	(.92)	3.69	.10	1.11
Total from investment operations	2.05	(.85)	3.74	.14	1.12
Distributions from net investment income	(.06)	(.06)	(.06)	(.01)	(.01)
Distributions from net realized gain	(.31)	(.24)	(.04)	(.07)	(.02)
Total distributions	(.37)	(.30)	(.10)	(.08)	(.03)
Redemption fees added to paid in capitalA	–	–B	–B	–B	–B
Net asset value, end of period	$18.85	$17.17	$18.32	$14.68	$14.62
Total ReturnC,D	12.29%	(4.74)%	25.63%	.95%	8.27%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.77%	1.67%	1.73%	1.77%	1.80%
Expenses net of fee waivers, if any	1.77%	1.67%	1.73%	1.77%	1.80%
Expenses net of all reductions	1.77%	1.66%	1.73%	1.77%	1.80%
Net investment income (loss)	.36%	.36%	.31%	.30%	.10%
Supplemental Data
Net assets, end of period (000 omitted)	$13,875	$13,245	$14,422	$12,308	$13,296
Portfolio turnover rateG	17%	19%	11%	24%	21%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity International Small Cap Opportunities Fund Class C

Years ended October 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$16.69	$17.84	$14.27	$14.26	$13.23
Income from Investment Operations
Net investment income (loss)A	(.02)	(.02)	(.03)	(.03)	(.05)
Net realized and unrealized gain (loss)	1.93	(.89)	3.60	.09	1.08
Total from investment operations	1.91	(.91)	3.57	.06	1.03
Distributions from net investment income	–	–	–	–	–
Distributions from net realized gain	(.29)	(.24)	–	(.05)	–
Total distributions	(.29)	(.24)	–	(.05)	–
Redemption fees added to paid in capitalA	–	–B	–B	–B	–B
Net asset value, end of period	$18.31	$16.69	$17.84	$14.27	$14.26
Total ReturnC,D	11.74%	(5.19)%	25.02%	.44%	7.79%
Ratios to Average Net AssetsE,F
Expenses before reductions	2.27%	2.15%	2.22%	2.26%	2.27%
Expenses net of fee waivers, if any	2.26%	2.15%	2.22%	2.26%	2.27%
Expenses net of all reductions	2.26%	2.14%	2.21%	2.25%	2.26%
Net investment income (loss)	(.13)%	(.12)%	(.17)%	(.19)%	(.36)%
Supplemental Data
Net assets, end of period (000 omitted)	$9,424	$14,461	$14,547	$12,625	$17,370
Portfolio turnover rateG	17%	19%	11%	24%	21%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity International Small Cap Opportunities Fund

Years ended October 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$17.53	$18.69	$15.00	$14.91	$13.80
Income from Investment Operations
Net investment income (loss)A	.17	.18	.15	.13	.10
Net realized and unrealized gain (loss)	2.02	(.95)	3.75	.11	1.12
Total from investment operations	2.19	(.77)	3.90	.24	1.22
Distributions from net investment income	(.17)	(.15)	(.17)	(.08)	(.09)
Distributions from net realized gain	(.31)	(.24)	(.04)	(.07)	(.02)
Total distributions	(.48)	(.39)	(.21)	(.15)	(.11)
Redemption fees added to paid in capitalA	–	–B	–B	–B	–B
Net asset value, end of period	$19.24	$17.53	$18.69	$15.00	$14.91
Total ReturnC	12.97%	(4.25)%	26.39%	1.58%	8.92%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.19%	1.10%	1.13%	1.17%	1.23%
Expenses net of fee waivers, if any	1.19%	1.10%	1.13%	1.17%	1.22%
Expenses net of all reductions	1.19%	1.09%	1.13%	1.16%	1.22%
Net investment income (loss)	.94%	.93%	.91%	.90%	.68%
Supplemental Data
Net assets, end of period (000 omitted)	$1,040,989	$965,482	$916,882	$809,952	$762,563
Portfolio turnover rateF	17%	19%	11%	24%	21%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity International Small Cap Opportunities Fund Class I

Years ended October 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$17.51	$18.66	$14.99	$14.91	$13.81
Income from Investment Operations
Net investment income (loss)A	.17	.18	.15	.13	.10
Net realized and unrealized gain (loss)	2.02	(.94)	3.74	.10	1.13
Total from investment operations	2.19	(.76)	3.89	.23	1.23
Distributions from net investment income	(.16)	(.15)	(.18)	(.08)	(.11)
Distributions from net realized gain	(.31)	(.24)	(.04)	(.07)	(.02)
Total distributions	(.48)B	(.39)	(.22)	(.15)	(.13)
Redemption fees added to paid in capitalA	–	–C	–C	–C	–C
Net asset value, end of period	$19.22	$17.51	$18.66	$14.99	$14.91
Total ReturnD	12.93%	(4.21)%	26.34%	1.56%	8.98%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.20%	1.12%	1.14%	1.16%	1.19%
Expenses net of fee waivers, if any	1.19%	1.12%	1.14%	1.16%	1.19%
Expenses net of all reductions	1.19%	1.11%	1.14%	1.16%	1.18%
Net investment income (loss)	.93%	.91%	.90%	.91%	.71%
Supplemental Data
Net assets, end of period (000 omitted)	$142,854	$159,968	$164,878	$155,551	$120,723
Portfolio turnover rateG	17%	19%	11%	24%	21%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.48 per share is comprised of distributions from net investment income of $.162 and distributions from net realized gain of $.313 per share.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity International Small Cap Opportunities Fund Class Z

Years ended October 31,	2019	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$17.51	$19.11
Income from Investment Operations
Net investment income (loss)B	.19	–C
Net realized and unrealized gain (loss)	2.02	(1.60)
Total from investment operations	2.21	(1.60)
Distributions from net investment income	(.20)	–
Distributions from net realized gain	(.31)	–
Total distributions	(.52)D	–
Net asset value, end of period	$19.20	$17.51
Total ReturnE,F	13.10%	(8.37)%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.05%	1.03%I
Expenses net of fee waivers, if any	1.05%	1.03%I
Expenses net of all reductions	1.05%	1.02%I
Net investment income (loss)	1.08%	.16%I
Supplemental Data
Net assets, end of period (000 omitted)	$76,527	$4,617
Portfolio turnover rateJ	17%	19%

 A For the period October 2, 2018 (commencement of sale of shares) to October 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total distributions of $.52 per share is comprised of distributions from net investment income of $.204 and distributions from net realized gain of $.313 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Annualized

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2019

1. Organization.

Fidelity International Small Cap Opportunities Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, International Small Cap Opportunities, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Effective after the close of business on May 31, 2019, the Fund was closed to new accounts with certain exceptions. Each class has exclusive voting rights with respect to matters that affect that class. Effective March 1, 2019, Class C shares will automatically convert to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

ETFs are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2019 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2019, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investments companies (PFIC), capital loss carryforwards, and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$374,943,045
Gross unrealized depreciation	(77,467,568)
Net unrealized appreciation (depreciation)	$297,475,477
Tax Cost	$1,043,602,960

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$14,575,432
Capital loss carryforward	$(3,597,906)
Net unrealized appreciation (depreciation) on securities and other investments	$297,453,132

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(3,597,906)
Total no expiration	$(3,597,906)

The tax character of distributions paid was as follows:

	October 31, 2019	October 31, 2018
Ordinary Income	$12,482,676	$ 23,288,503
Long-term Capital Gains	19,924,614	–
Total	$32,407,290	$ 23,288,503

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $203,469,765 and $215,243,475, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .60% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/-.20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of International Small Cap Opportunities as compared to its benchmark index, the MSCI EAFE Small Cap Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .93% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$103,524	$2,077
Class M	.25%	.25%	66,462	351
Class C	.75%	.25%	114,969	10,536
			$284,955	$12,964

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$3,452
Class M	1,659
$5,111

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$96,872.23
Class M	35,630.27
Class C	29,258.26
International Small Cap Opportunities	1,830,889.19
Class I	318,169.19
Class Z	15,545.04
	$2,326,363

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Prior to April 1, 2019, FSC had a separate agreement with the Fund for administration of the security lending program, based on the number and duration of lending transactions. For the period, the total fees paid for accounting and administration of securities lending were equivalent to an annual rate of .05%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $559 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $3,293 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. For equity securities, lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with NFS, as affiliated borrower. Total fees paid by the Fund to NFS, as lending agent, amounted to $137. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. During the period, there were no securities loaned to NFS.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $16,953 for the period. Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $83.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $9,027 and a portion of class-level operating expenses as follows:

Amount
Class A	$506
Class M	167
Class C	180
International Small Cap Opportunities	12,450
Class I	2,374
Class Z	323
$16,000

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2019	Year ended October 31, 2018
Distributions to shareholders
Class A	$994,541	$756,833
Class M	282,415	237,606
Class C	249,469	199,761
International Small Cap Opportunities	26,356,595	18,505,353
Class I	4,287,454	3,588,950
Class Z	236,816	–
Total	$32,407,290	$23,288,503

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2019	Year ended October 31, 2018(a)	Year ended October 31, 2019	Year ended October 31, 2018(a)
Class A
Shares sold	423,049	659,827	$7,405,618	$12,815,405
Reinvestment of distributions	59,448	39,412	971,383	734,649
Shares redeemed	(667,182)	(560,866)	(11,683,968)	(10,795,406)
Net increase (decrease)	(184,685)	138,373	$(3,306,967)	$2,754,648
Class M
Shares sold	79,729	195,023	$1,409,014	$3,737,868
Reinvestment of distributions	17,248	12,748	280,108	235,975
Shares redeemed	(132,596)	(223,377)	(2,312,809)	(4,246,469)
Net increase (decrease)	(35,619)	(15,606)	$(623,687)	$(272,626)
Class C
Shares sold	52,441	289,466	$867,877	$5,517,711
Reinvestment of distributions	15,575	10,900	246,701	196,970
Shares redeemed	(420,073)	(248,989)	(7,170,818)	(4,607,733)
Net increase (decrease)	(352,057)	51,377	$(6,056,240)	$1,106,948
International Small Cap Opportunities
Shares sold	9,303,310	18,665,452	$164,068,281	$367,097,669
Reinvestment of distributions	1,247,133	814,355	20,565,227	15,335,912
Shares redeemed	(11,525,534)	(13,474,898)	(203,368,630)	(259,980,891)
Net increase (decrease)	(975,091)	6,004,909	$(18,735,122)	$122,452,690
Class I
Shares sold	4,794,543	5,599,350	$83,925,837	$109,721,452
Reinvestment of distributions	211,847	153,156	3,489,125	2,881,165
Shares redeemed	(6,712,845)	(5,449,347)	(120,051,412)	(104,456,236)
Net increase (decrease)	(1,706,455)	303,159	$(32,636,450)	$8,146,381
Class Z
Shares sold	4,282,903	265,126	$75,981,672	$4,637,404
Reinvestment of distributions	12,712	–	208,865	–
Shares redeemed	(573,920)	(1,385)	(10,264,777)	(23,812)
Net increase (decrease)	3,721,695	263,741	$65,925,760	$4,613,592

 (a) Share transactions for Class Z are for the period October 2, 2018 (commencement of sale of shares) to October 31, 2018

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity International Small Cap Opportunities Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity International Small Cap Opportunities Fund (the "Fund"), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2019, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 11, 2019

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 298 funds. Mr. Chiel oversees 171 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair (2018-present) and Member (2013-present) of the Board of Governors, State University System of Florida and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present) and as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), a Director of Fortune Brands, Inc. (consumer products, 2000-2011), and a member of the Board of Trustees of the University of Florida (2013-2018).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a Director of Andeavor Logistics LP (natural resources logistics, 2015-2018), a Director of Post Oak Bank (privately-held bank, 2004-2018), a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), an Advisory Director of Riverstone Holdings (private investment), a Director of Spinnaker Exploration Company (exploration and production, 2001-2005) and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Executive Vice President of Fidelity SelectCo, LLC (2019-present), Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Executive Vice President of Fidelity SelectCo, LLC (2019-present), Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as Secretary and CLO of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2019-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2019 to October 31, 2019).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Expenses Paid During Period-B May 1, 2019 to October 31, 2019
Class A	1.53%
Actual		$1,000.00	$1,028.10	$7.82
Hypothetical-C		$1,000.00	$1,017.49	$7.78
Class M	1.81%
Actual		$1,000.00	$1,026.70	$9.25
Hypothetical-C		$1,000.00	$1,016.08	$9.20
Class C	2.30%
Actual		$1,000.00	$1,024.00	$11.73
Hypothetical-C		$1,000.00	$1,013.61	$11.67
International Small Cap Opportunities	1.22%
Actual		$1,000.00	$1,030.00	$6.24
Hypothetical-C		$1,000.00	$1,019.06	$6.21
Class I	1.24%
Actual		$1,000.00	$1,029.50	$6.34
Hypothetical-C		$1,000.00	$1,018.95	$6.31
Class Z	1.08%
Actual		$1,000.00	$1,030.60	$5.53
Hypothetical-C		$1,000.00	$1,019.76	$5.50

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity International Small Cap Opportunities Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity International Small Cap Opportunities Fund
Class A	12/09/2019	12/06/2019	$0.110	$0.051
Class M	12/09/2019	12/06/2019	$0.060	$0.051
Class C	12/09/2019	12/06/2019	$0.000	$0.000
International Small Cap Opportunities	12/09/2019	12/06/2019	$0.170	$0.051
Class I	12/09/2019	12/06/2019	$0.160	$0.051
Class Z	12/09/2019	12/06/2019	$0.199	$0.051

Class A designates 13%; Class M designates 19%; International Small Cap Opportunities designates 9%; Class I designates 10%; and Class Z designates 8%; of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class A, Class M, International Small Cap Opportunities, Class I, and Class Z designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity International Small Cap Opportunities Fund
Class A	12/10/2018	$0.1681	$0.0351
Class M	12/10/2018	$0.1121	$0.0351
Class C	12/10/2018	$0.0000	$0.0000
International Small Cap Opportunities	12/10/2018	$0.2251	$0.0351
Class I	12/10/2018	$0.2171	$0.0351
Class Z	12/10/2018	$0.2591	$0.0351

The fund will notify shareholders in January 2020 of amounts for use in preparing 2019 income tax returns.

ILS-ANN-1219
1.815075.115

Fidelity® International Small Cap Fund

Annual Report

October 31, 2019

Includes Fidelity and Fidelity Advisor share classes

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2019	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	1.79%	6.24%	8.25%
Class M (incl. 3.50% sales charge)	3.88%	6.42%	8.20%
Class C (incl. contingent deferred sales charge)	6.17%	6.67%	8.07%
Fidelity® International Small Cap Fund	8.27%	7.80%	9.19%
Class I	8.28%	7.82%	9.25%
Class Z	8.44%	7.86%	9.27%

 Prior to April 1, 2014, the fund compared its performance to a different benchmark. The fund's historical performance may not represent its current investment policies.

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® International Small Cap Fund, a class of the fund, on October 31, 2009.

The chart shows how the value of your investment would have changed, and also shows how the MSCI ACWI (All Country World Index) ex USA Small Cap Index performed over the same period.

Period Ending Values
$24,087	Fidelity® International Small Cap Fund
$19,479	MSCI ACWI (All Country World Index) ex USA Small Cap Index

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index gained 11.47% for the 12 months ending October 31, 2019, as international stocks reflected a confluence of factors, including escalating trade tension, and moderating but still positive global economic growth. Currency fluctuations were largely modest and varied by region, muting the overall impact on international equity returns. In late December, the U.S. Federal Reserve shifted from raising interest rates to a more dovish policy in 2019, joining many foreign central banks. In June, international stocks rose 6.03%, as policy stimulus in China stabilized that country’s economic growth. The Fed cut its policy rate in July for the first time since 2008. However, the index returned -1.21% for the month, followed by -3.08% in August. In September, the Fed cut its policy rate another quarter point, citing concerns about slowing economic growth and muted inflation, and did the same in October, leading to monthly gains of 2.59% and 3.49%, respectively. For the full 12 months, the growth-oriented information technology sector (+22%) led the way, followed by utilities (+20%) and real estate (+18%), two high-dividend-yielding categories. Conversely, energy was roughly flat, while materials (+6%) and communication services (7%) also lagged. By region, Asia Pacific ex Japan (+16%), Europe ex U.K (+13%), Canada (+12%) and emerging markets (+12%) fared best. Meanwhile, the U.K. (+7%) and Japan (+10%) trailed the broader market.

Comments from Portfolio Manager Samuel Chamovitz:  For the year, the fund’s share classes (excluding sales charges, if applicable) gained roughly 7% to 8%, trailing the 8.92% advance of the benchmark MSCI ACWI (All Country World Index) ex USA Small Cap Index. Versus the benchmark, sector and industry positioning weighed on relative performance the most. More specifically, underweighting real estate, utilities and information technology stocks detracted, as did overweighting the consumer staples sector. A cash position of about 5%, on average, also hurt. Geographically, picks in Canada and the U.K., as well as non-benchmark exposure to the United States, notably hampered performance. On a stock-specific basis, the fund's out-of-benchmark position in U.K.-based energy services provider John Wood Group was the largest relative detractor by a wide margin. An overweighting in S Foods, a provider of meat products in Japan, along with a non-benchmark stake in U.K.-based McColl’s Retail Group, further weighed on relative performance the past 12 months. Conversely, investment choices among industrials stocks solidly contributed, as did picks within financials and health care to a lesser extent. Geographically, emerging markets – China and Brazil especially – along with Continental Europe, added the most value. The fund’s top relative contributor was a non-benchmark position in SUL America, a Brazil-based health insurance provider. A sizable overweight stake in SITC International Holdings, a niche shipping and logistics company based in Hong Kong, also helped.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2019
Japan	25.9%
United Kingdom	12.5%
United States of America*	6.0%
Canada	5.8%
Australia	5.5%
Cayman Islands	4.5%
France	3.1%
Netherlands	3.0%
Taiwan	3.0%
Other	30.7%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2019

% of fund's net assets
Stocks	94.0
Investment Companies	1.5
Short-Term Investments and Net Other Assets (Liabilities)	4.5

Top Ten Stocks as of October 31, 2019

% of fund's net assets
iShares MSCI EAFE Small-Cap ETF (United States of America, Investment Companies)	1.5
JSR Corp. (Japan, Chemicals)	1.3
John Wood Group PLC (United Kingdom, Energy Equipment & Services)	1.1
SITC International Holdings Co. Ltd. (Cayman Islands, Marine)	1.0
Arata Corp. (Japan, Distributors)	0.9
GUD Holdings Ltd. (Australia, Auto Components)	0.9
Isuzu Motors Ltd. (Japan, Automobiles)	0.9
Star Petroleum Refining PCL (Thailand, Oil, Gas & Consumable Fuels)	0.9
Cineworld Group PLC (United Kingdom, Entertainment)	0.9
Aeon Delight Co. Ltd. (Japan, Commercial Services & Supplies)	0.9
10.3

Top Market Sectors as of October 31, 2019

% of fund's net assets
Industrials	21.3
Consumer Discretionary	13.0
Financials	12.5
Consumer Staples	9.7
Materials	9.5
Real Estate	8.2
Information Technology	7.5
Health Care	6.3
Energy	3.2
Communication Services	2.4

Schedule of Investments October 31, 2019

Showing Percentage of Net Assets

Common Stocks - 93.7%
	Shares	Value
Australia - 5.5%
Aub Group Ltd.	1,063,538	$9,018,184
Challenger Ltd.	2,091,899	11,473,466
GUD Holdings Ltd.	3,013,475	22,472,787
Hansen Technologies Ltd.	5,053,027	11,824,213
Imdex Ltd.	11,185,320	12,247,923
Inghams Group Ltd. (a)	7,920,719	16,957,594
Nanosonics Ltd. (b)	1,887,880	8,832,803
National Storage (REIT) unit	9,613,688	12,336,070
Pact Group Holdings Ltd.	3,624,827	6,051,589
Reckon Ltd.	5,193,683	2,710,118
Servcorp Ltd. (c)	4,998,615	15,135,173
SomnoMed Ltd. (a)(b)(c)	3,608,165	7,022,858

TOTAL AUSTRALIA		136,082,778

Austria - 2.2%
IMMOFINANZ Immobilien Anlagen AG	624,674	17,939,997
Mayr-Melnhof Karton AG	123,000	15,117,445
Wienerberger AG	771,000	20,843,886

TOTAL AUSTRIA		53,901,328

Bermuda - 0.9%
China Resource Gas Group Ltd.	1,706,000	10,285,999
Hiscox Ltd.	589,552	11,371,138

TOTAL BERMUDA		21,657,137

Brazil - 1.0%
Estacio Participacoes SA	1,648,800	16,136,492
Sul America SA unit	639,300	7,697,743

TOTAL BRAZIL		23,834,235

Canada - 5.8%
Computer Modelling Group Ltd.	1,039,400	5,531,998
ECN Capital Corp.	2,667,281	8,809,257
Genesis Land Development Corp. (b)(c)	2,612,922	4,820,743
Lassonde Industries, Inc. Class A (sub. vtg.)	155,869	20,682,731
McCoy Global, Inc. (b)	1,328,570	605,225
North West Co., Inc.	871,600	18,648,309
Open Text Corp.	429,796	17,366,747
Richelieu Hardware Ltd. (a)	700,800	14,387,390
Spin Master Corp. (b)(d)	458,100	12,959,385
Total Energy Services, Inc.	615,900	2,628,015
TransForce, Inc.	470,600	14,995,886
Western Forest Products, Inc.	13,923,375	13,742,607
Whitecap Resources, Inc. (a)	2,982,553	8,310,659

TOTAL CANADA		143,488,952

Cayman Islands - 4.5%
AMVIG Holdings Ltd.	33,578,000	8,595,354
Best Pacific International Holdings Ltd.	17,964,000	6,066,250
China Metal Recycling (Holdings) Ltd. (b)(e)	436,800	1
Haitian International Holdings Ltd.	6,879,000	16,232,462
Impro Precision Industries Ltd. (d)	13,687,300	5,483,905
Pico Far East Holdings Ltd.	31,469,000	10,733,222
Precision Tsugami China Corp. Ltd.	11,218,000	10,775,120
SITC International Holdings Co. Ltd.	22,265,000	24,515,963
Value Partners Group Ltd.	21,698,000	11,422,299
Xingda International Holdings Ltd.	55,143,591	15,368,040

TOTAL CAYMAN ISLANDS		109,192,616

China - 1.0%
Qingdao Port International Co. Ltd. (H Shares) (d)	23,959,000	13,740,055
Weifu High-Technology Group Co. Ltd. (B Shares)	6,411,002	10,127,131

TOTAL CHINA		23,867,186

Denmark - 1.6%
Jyske Bank A/S (Reg.)	338,403	11,250,127
Scandinavian Tobacco Group A/S (d)	1,052,628	12,437,378
Spar Nord Bank A/S	1,603,626	15,656,109

TOTAL DENMARK		39,343,614

Finland - 2.8%
Ahlstrom-Munksjo OYJ	924,698	13,860,883
Asiakastieto Group Oyj (a)(d)	527,523	17,120,880
Cramo Oyj (B Shares)	739,310	7,833,248
Kojamo OYJ	932,500	15,704,261
Olvi PLC (A Shares)	315,638	13,394,782

TOTAL FINLAND		67,914,054

France - 3.1%
Altarea SCA	78,324	17,208,887
Maisons du Monde SA (d)	582,407	8,048,030
Rexel SA	1,218,900	15,089,775
The Vicat Group	306,456	12,988,034
Thermador Groupe SA	177,066	10,940,487
Wendel SA	84,635	11,987,964

TOTAL FRANCE		76,263,177

Germany - 2.3%
DIC Asset AG	722,382	10,070,908
JOST Werke AG (d)	454,072	12,761,948
Takkt AG	1,132,400	13,463,215
Talanx AG	427,100	19,673,033

TOTAL GERMANY		55,969,104

Greece - 0.8%
Mytilineos SA	1,765,716	19,318,863
Hong Kong - 1.6%
Dah Sing Banking Group Ltd.	10,236,400	13,233,577
Far East Horizon Ltd.	6,335,000	5,997,619
Magnificent Hotel Investment Ltd.	316,412,000	6,861,994
Sino Land Ltd.	8,689,193	12,989,190

TOTAL HONG KONG		39,082,380

India - 0.7%
Cyient Ltd.	383,988	2,200,065
Embassy Office Parks (REIT)	1,368,400	7,954,696
Torrent Pharmaceuticals Ltd.	276,058	6,903,101

TOTAL INDIA		17,057,862

Indonesia - 0.7%
PT ACE Hardware Indonesia Tbk	61,050,100	7,347,564
PT Media Nusantara Citra Tbk	109,704,600	10,272,199

TOTAL INDONESIA		17,619,763

Ireland - 1.4%
Irish Residential Properties REIT PLC	9,986,400	19,558,033
Mincon Group PLC	9,124,844	10,176,939
Origin Enterprises PLC	920,300	4,824,130

TOTAL IRELAND		34,559,102

Italy - 1.4%
Banca Generali SpA	382,900	12,486,894
Banco di Desio e della Brianza SpA	2,376,445	5,380,412
Recordati SpA	397,800	16,712,911

TOTAL ITALY		34,580,217

Japan - 25.9%
A/S One Corp.	139,500	11,664,751
Aeon Delight Co. Ltd.	626,000	21,800,681
Arata Corp.	603,500	22,624,821
Arc Land Sakamoto Co. Ltd.	1,317,400	15,540,332
Aucnet, Inc.	803,600	11,036,962
Broadleaf Co. Ltd.	648,100	3,641,227
Central Automotive Products Ltd.	339,100	6,636,468
DaikyoNishikawa Corp.	2,026,200	15,566,445
Daiwa Industries Ltd.	1,286,200	14,428,853
Dexerials Corp.	1,734,800	15,313,771
GMO Internet, Inc.	1,005,300	16,893,902
Hitachi High-Technologies Corp.	166,400	10,352,705
Iida Group Holdings Co. Ltd.	739,451	12,317,118
Inaba Denki Sangyo Co. Ltd.	285,100	13,097,131
Isuzu Motors Ltd.	1,931,700	22,446,179
Japan Meat Co. Ltd.	708,000	14,481,974
JSR Corp.	1,705,600	32,020,489
Kenedix, Inc.	2,671,500	14,541,384
Kirindo Holdings Co. Ltd. (c)	647,909	12,969,727
Meitec Corp.	228,600	11,916,990
Mitani Shoji Co. Ltd.	302,100	15,177,558
Morinaga & Co. Ltd.	318,700	15,743,620
Nihon Parkerizing Co. Ltd.	1,838,700	21,558,717
Nishimoto Co. Ltd.	477,100	15,382,693
NSD Co. Ltd.	363,900	11,217,079
Otsuka Corp.	298,200	12,022,816
PALTAC Corp.	289,000	13,937,171
Paramount Bed Holdings Co. Ltd.	427,700	16,353,971
Persol Holdings Co., Ltd.	814,900	15,652,617
Renesas Electronics Corp. (b)	3,130,700	21,193,829
Ricoh Leasing Co. Ltd.	337,500	11,373,245
S Foods, Inc.	686,300	18,490,614
San-Ai Oil Co. Ltd.	1,480,700	15,501,818
Santen Pharmaceutical Co. Ltd.	709,700	12,571,157
Shinsei Bank Ltd.	1,369,000	21,342,369
Ship Healthcare Holdings, Inc.	319,400	13,613,388
Taiheiyo Cement Corp.	460,400	13,024,252
THK Co. Ltd.	518,000	14,895,245
TKC Corp.	277,200	11,677,323
Toshiba Plant Systems & Services Corp.	675,700	13,202,359
Tsuruha Holdings, Inc.	187,700	21,114,103
Yamada Consulting Group Co. Ltd.	561,380	10,120,652

TOTAL JAPAN		634,458,506

Korea (South) - 1.1%
Hyundai Fire & Marine Insurance Co. Ltd.	915,726	19,757,566
NS Shopping Co. Ltd.	755,079	6,277,862

TOTAL KOREA (SOUTH)		26,035,428

Luxembourg - 0.7%
Shurgard Self Storage Europe SARL	153,877	5,208,637
Stabilus SA	215,000	12,097,380

TOTAL LUXEMBOURG		17,306,017

Mexico - 1.4%
Credito Real S.A.B. de CV	6,947,800	8,523,800
Genomma Lab Internacional SA de CV (b)	13,846,500	14,619,209
Gruma S.A.B. de CV Series B	1,143,800	12,001,977

TOTAL MEXICO		35,144,986

Netherlands - 3.0%
Amsterdam Commodities NV	666,999	14,372,225
Arcadis NV	631,158	12,459,570
Basic-Fit NV (b)(d)	296,300	9,054,697
Intertrust NV (d)	863,000	16,401,067
RHI Magnesita NV	82,200	3,703,297
RHI Magnesita NV	329,699	14,892,388
Van Lanschot NV (Bearer)	159,542	3,674,403

TOTAL NETHERLANDS		74,557,647

New Zealand - 1.1%
Air New Zealand Ltd.	6,641,871	12,024,140
EBOS Group Ltd.	1,016,731	16,058,677

TOTAL NEW ZEALAND		28,082,817

Norway - 0.4%
ABG Sundal Collier ASA	9,702,926	3,587,365
Skandiabanken ASA (d)	736,574	5,230,263

TOTAL NORWAY		8,817,628

Philippines - 0.9%
Altus San Nicolas Corp. (e)	433,681	44,251
Century Pacific Food, Inc.	31,400,900	9,261,138
Robinsons Land Corp.	27,200,600	13,622,963

TOTAL PHILIPPINES		22,928,352

Romania - 0.6%
Banca Transilvania SA	25,613,036	14,307,112
Singapore - 1.9%
Boustead Singapore Ltd.	12,196,612	6,983,625
Hour Glass Ltd.	11,576,380	6,811,549
Mapletree Industrial (REIT)	9,980,216	18,694,614
Wing Tai Holdings Ltd.	9,901,000	14,766,072

TOTAL SINGAPORE		47,255,860

South Africa - 0.4%
Clicks Group Ltd.	572,218	9,307,418
Spain - 0.5%
Laboratorios Farmaceuticos ROVI SA	480,300	11,838,497
Sweden - 1.7%
AddTech AB (B Shares)	199,019	5,534,203
Dustin Group AB (d)	1,948,279	15,516,499
Granges AB	1,210,021	11,754,712
John Mattson Fastighetsforetag (b)	592,400	7,754,939

TOTAL SWEDEN		40,560,353

Switzerland - 0.1%
VZ Holding AG	5,783	1,612,088
Taiwan - 3.0%
King's Town Bank	10,796,000	11,203,797
Lumax International Corp. Ltd.	4,511,600	11,864,067
Sporton International, Inc.	1,579,740	9,841,649
Test Research, Inc.	7,325,000	12,249,164
Tripod Technology Corp.	3,379,000	13,073,710
United Microelectronics Corp.	21,045,000	9,673,378
Yung Chi Paint & Varnish Manufacturing Co. Ltd.	2,333,000	5,477,172

TOTAL TAIWAN		73,382,937

Thailand - 1.2%
Star Petroleum Refining PCL	74,608,100	21,991,544
TISCO Financial Group PCL	2,683,700	8,665,063

TOTAL THAILAND		30,656,607

United Kingdom - 12.5%
Alliance Pharma PLC	17,111,215	16,402,109
Bond International Software PLC (b)(e)	899,666	12
Cineworld Group PLC	7,601,880	21,929,481
Diploma PLC	445,451	9,226,469
Elementis PLC	6,775,646	13,051,151
ITE Group PLC	18,221,330	18,339,531
John Wood Group PLC	6,123,100	26,832,459
Knights Group Holdings PLC (a)	2,105,701	8,810,212
Luxfer Holdings PLC sponsored	1,078,459	18,182,819
McColl's Retail Group PLC (c)	9,602,129	5,671,782
Mears Group PLC (a)	4,598,940	15,190,954
Melrose Industries PLC	4,381,403	12,094,385
Moneysupermarket.com Group PLC	3,127,393	13,899,216
PayPoint PLC	523,111	6,193,372
Sabre Insurance Group PLC (d)	2,852,122	10,898,764
Spectris PLC	416,525	12,905,932
Ten Entertainment Group PLC (c)	4,393,219	14,596,790
The Weir Group PLC	668,738	11,664,053
Topps Tiles PLC	6,514,537	6,354,270
Tullett Prebon PLC	4,485,843	19,925,016
Ultra Electronics Holdings PLC	566,281	14,303,876
Victrex PLC	498,500	14,180,274
Volution Group PLC	5,952,601	15,382,850

TOTAL UNITED KINGDOM		306,035,777

TOTAL COMMON STOCKS
(Cost $2,196,546,174)		2,296,020,398

Nonconvertible Preferred Stocks - 0.3%
Brazil - 0.3%
Banco ABC Brasil SA
(Cost $5,555,755)	1,564,326	7,036,639

Investment Companies - 1.5%
United States of America - 1.5%
iShares MSCI EAFE Small-Cap ETF
(Cost $34,167,870)	603,900	35,980,356

Money Market Funds - 4.4%
Fidelity Cash Central Fund 1.83% (f)	98,969,464	98,989,258
Fidelity Securities Lending Cash Central Fund 1.84% (f)(g)	10,169,051	10,170,068
TOTAL MONEY MARKET FUNDS
(Cost $109,150,428)		109,159,326
TOTAL INVESTMENT IN SECURITIES - 99.9%
(Cost $2,345,420,227)		2,448,196,719
NET OTHER ASSETS (LIABILITIES) - 0.1%		2,974,460
NET ASSETS - 100%		$2,451,171,179

Security Type Abbreviations

ETF – Exchange-Traded Fund

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Non-income producing

 (c) Affiliated company

 (d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $139,652,871 or 5.7% of net assets.

 (e) Level 3 security

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (g) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$2,242,897
Fidelity Securities Lending Cash Central Fund	251,962
Total	$2,494,859

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Genesis Land Development Corp.	$5,698,551	$708,727	$--	$--	$--	$(1,586,535)	$4,820,743
Kirindo Holdings Co. Ltd.	9,066,764	--	--	190,816	--	3,902,963	12,969,727
Knights Group Holdings PLC	9,077,384	26,190	6,267,393	57,235	2,900,822	3,073,209	--
McColl's Retail Group PLC	11,518,286	2,062,257	--	222,252	--	(7,908,761)	5,671,782
Servcorp Ltd.	8,399,066	3,313,084	--	670,700	--	3,423,023	15,135,173
SHW Group	6,787,336	1,325,267	7,192,981	12,556	(3,774,086)	2,854,464	--
SomnoMed Ltd.	3,006,793	2,391,129	1,265,676	--	(1,485,240)	4,375,852	7,022,858
Ten Entertainment Group PLC	11,133,306	1,655,014	--	576,524	--	1,808,470	14,596,790
Total	$64,687,486	$11,481,668	$14,726,050	$1,730,083	$(2,358,504)	$9,942,685	$60,217,073

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$61,274,433	$40,269,012	$21,005,421	$--
Consumer Discretionary	311,467,267	116,306,456	195,160,811	--
Consumer Staples	235,742,195	111,340,732	124,401,463	--
Energy	81,401,718	43,908,356	37,493,362	--
Financials	302,595,312	210,069,490	92,525,822	--
Health Care	152,593,432	59,572,726	93,020,706	--
Industrials	521,919,698	301,872,342	220,047,356	--
Information Technology	184,315,991	55,595,553	128,720,426	12
Materials	233,110,174	139,611,849	93,498,324	1
Real Estate	208,350,818	98,266,405	110,040,162	44,251
Utilities	10,285,999	--	10,285,999	--
Investment Companies	35,980,356	35,980,356	--	--
Money Market Funds	109,159,326	109,159,326	--	--
Total Investments in Securities:	$2,448,196,719	$1,321,952,603	$1,126,199,852	$44,264

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2019
Assets
Investment in securities, at value (including securities loaned of $9,649,880) — See accompanying schedule: Unaffiliated issuers (cost $2,170,467,476)	$2,278,820,320
Fidelity Central Funds (cost $109,150,428)	109,159,326
Other affiliated issuers (cost $65,802,323)	60,217,073
Total Investment in Securities (cost $2,345,420,227)		$2,448,196,719
Cash		23,638
Foreign currency held at value (cost $600,860)		600,377
Receivable for investments sold		11,361,458
Receivable for fund shares sold		9,106,672
Dividends receivable		7,434,581
Distributions receivable from Fidelity Central Funds		182,456
Prepaid expenses		4,038
Other receivables		68,420
Total assets		2,476,978,359
Liabilities
Payable for investments purchased	$10,983,465
Payable for fund shares redeemed	1,988,297
Accrued management fee	1,717,054
Distribution and service plan fees payable	47,819
Other affiliated payables	413,995
Other payables and accrued expenses	486,073
Collateral on securities loaned	10,170,477
Total liabilities		25,807,180
Net Assets		$2,451,171,179
Net Assets consist of:
Paid in capital		$2,323,701,838
Total accumulated earnings (loss)		127,469,341
Net Assets		$2,451,171,179
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($105,786,097 ÷ 4,019,676 shares)(a)		$26.32
Maximum offering price per share (100/94.25 of $26.32)		$27.93
Class M:
Net Asset Value and redemption price per share ($16,013,028 ÷ 611,620 shares)(a)		$26.18
Maximum offering price per share (100/96.50 of $26.18)		$27.13
Class C:
Net Asset Value and offering price per share ($23,937,050 ÷ 947,429 shares)(a)		$25.27
International Small Cap:
Net Asset Value, offering price and redemption price per share ($1,282,411,741 ÷ 47,738,476 shares)		$26.86
Class I:
Net Asset Value, offering price and redemption price per share ($777,771,442 ÷ 28,772,148 shares)		$27.03
Class Z:
Net Asset Value, offering price and redemption price per share ($245,251,821 ÷ 9,074,375 shares)		$27.03

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2019
Investment Income
Dividends (including $1,730,083 earned from other affiliated issuers)		$76,503,985
Income from Fidelity Central Funds (including $251,962 from security lending)		2,494,859
Income before foreign taxes withheld		78,998,844
Less foreign taxes withheld		(6,105,280)
Total income		72,893,564
Expenses
Management fee
Basic fee	$17,925,594
Performance adjustment	1,929,394
Transfer agent fees	3,854,969
Distribution and service plan fees	641,338
Accounting and security lending fees	941,552
Custodian fees and expenses	409,809
Independent trustees' fees and expenses	11,890
Registration fees	212,694
Audit	102,805
Legal	4,297
Miscellaneous	14,594
Total expenses before reductions	26,048,936
Expense reductions	(144,201)
Total expenses after reductions		25,904,735
Net investment income (loss)		46,988,829
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	15,361,230
Fidelity Central Funds	1,747
Other affiliated issuers	(2,358,504)
Foreign currency transactions	(264,800)
Total net realized gain (loss)		12,739,673
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $136,054)	107,425,491
Fidelity Central Funds	91
Other affiliated issuers	9,942,685
Assets and liabilities in foreign currencies	103,448
Total change in net unrealized appreciation (depreciation)		117,471,715
Net gain (loss)		130,211,388
Net increase (decrease) in net assets resulting from operations		$177,200,217

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2019	Year ended October 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$46,988,829	$33,373,258
Net realized gain (loss)	12,739,673	76,767,034
Change in net unrealized appreciation (depreciation)	117,471,715	(322,624,797)
Net increase (decrease) in net assets resulting from operations	177,200,217	(212,484,505)
Distributions to shareholders	(106,530,925)	(61,553,254)
Share transactions - net increase (decrease)	413,223,659	477,734,571
Redemption fees	–	48,167
Total increase (decrease) in net assets	483,892,951	203,744,979
Net Assets
Beginning of period	1,967,278,228	1,763,533,249
End of period	$2,451,171,179	$1,967,278,228

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity International Small Cap Fund Class A

Years ended October 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$25.78	$29.24	$23.81	$22.69	$24.98
Income from Investment Operations
Net investment income (loss)A	.49	.38	.29	.34	.27
Net realized and unrealized gain (loss)	1.43	(2.87)	5.70	1.64	1.05
Total from investment operations	1.92	(2.49)	5.99	1.98	1.32
Distributions from net investment income	(.38)	(.23)	(.28)	(.25)	(.16)
Distributions from net realized gain	(1.00)	(.74)	(.29)	(.62)	(3.45)
Total distributions	(1.38)	(.97)	(.57)	(.87)	(3.61)
Redemption fees added to paid in capitalA	–	–B	.01	.01	–B
Net asset value, end of period	$26.32	$25.78	$29.24	$23.81	$22.69
Total ReturnC,D	8.00%	(8.83)%	25.83%	9.11%	6.21%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.47%	1.49%	1.55%	1.61%	1.59%
Expenses net of fee waivers, if any	1.47%	1.49%	1.55%	1.61%	1.58%
Expenses net of all reductions	1.46%	1.48%	1.55%	1.61%	1.58%
Net investment income (loss)	1.94%	1.33%	1.11%	1.50%	1.18%
Supplemental Data
Net assets, end of period (000 omitted)	$105,786	$80,395	$63,459	$36,480	$28,238
Portfolio turnover rateG	28%	25%	22%	29%	36%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity International Small Cap Fund Class M

Years ended October 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$25.62	$29.07	$23.65	$22.55	$24.81
Income from Investment Operations
Net investment income (loss)A	.41	.30	.21	.27	.21
Net realized and unrealized gain (loss)	1.43	(2.86)	5.69	1.63	1.04
Total from investment operations	1.84	(2.56)	5.90	1.90	1.25
Distributions from net investment income	(.27)	(.15)	(.19)	(.19)	(.06)
Distributions from net realized gain	(1.00)	(.74)	(.29)	(.62)	(3.45)
Total distributions	(1.28)B	(.89)	(.48)	(.81)	(3.51)
Redemption fees added to paid in capitalA	–	–C	–C	.01	–C
Net asset value, end of period	$26.18	$25.62	$29.07	$23.65	$22.55
Total ReturnD,E	7.65%	(9.10)%	25.47%	8.79%	5.90%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.78%	1.77%	1.84%	1.90%	1.87%
Expenses net of fee waivers, if any	1.78%	1.77%	1.84%	1.90%	1.86%
Expenses net of all reductions	1.77%	1.76%	1.84%	1.90%	1.86%
Net investment income (loss)	1.62%	1.05%	.82%	1.21%	.90%
Supplemental Data
Net assets, end of period (000 omitted)	$16,013	$16,362	$18,148	$13,331	$12,400
Portfolio turnover rateH	28%	25%	22%	29%	36%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $1.28 per share is comprised of distributions from net investment income of $.274 and distributions from net realized gain of $1.002 per share.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity International Small Cap Fund Class C

Years ended October 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$24.77	$28.21	$22.97	$21.96	$24.27
Income from Investment Operations
Net investment income (loss)A	.28	.16	.08	.16	.09
Net realized and unrealized gain (loss)	1.39	(2.76)	5.53	1.59	1.02
Total from investment operations	1.67	(2.60)	5.61	1.75	1.11
Distributions from net investment income	(.17)	(.10)	(.08)	(.13)	–
Distributions from net realized gain	(1.00)	(.74)	(.29)	(.62)	(3.42)
Total distributions	(1.17)	(.84)	(.37)	(.75)	(3.42)
Redemption fees added to paid in capitalA	–	–B	–B	.01	–B
Net asset value, end of period	$25.27	$24.77	$28.21	$22.97	$21.96
Total ReturnC,D	7.17%	(9.51)%	24.85%	8.26%	5.37%
Ratios to Average Net AssetsE,F
Expenses before reductions	2.24%	2.24%	2.33%	2.40%	2.36%
Expenses net of fee waivers, if any	2.24%	2.24%	2.33%	2.40%	2.35%
Expenses net of all reductions	2.23%	2.23%	2.32%	2.39%	2.35%
Net investment income (loss)	1.16%	.58%	.33%	.71%	.41%
Supplemental Data
Net assets, end of period (000 omitted)	$23,937	$41,918	$26,005	$12,187	$11,359
Portfolio turnover rateG	28%	25%	22%	29%	36%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity International Small Cap Fund

Years ended October 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$26.29	$29.77	$24.23	$23.06	$25.34
Income from Investment Operations
Net investment income (loss)A	.57	.48	.37	.40	.34
Net realized and unrealized gain (loss)	1.45	(2.93)	5.79	1.67	1.07
Total from investment operations	2.02	(2.45)	6.16	2.07	1.41
Distributions from net investment income	(.45)	(.29)	(.34)	(.29)	(.24)
Distributions from net realized gain	(1.00)	(.74)	(.29)	(.62)	(3.45)
Total distributions	(1.45)	(1.03)	(.63)	(.91)	(3.69)
Redemption fees added to paid in capitalA	–	–B	.01	.01	–B
Net asset value, end of period	$26.86	$26.29	$29.77	$24.23	$23.06
Total ReturnC	8.27%	(8.54)%	26.18%	9.39%	6.53%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.19%	1.20%	1.25%	1.34%	1.31%
Expenses net of fee waivers, if any	1.19%	1.20%	1.25%	1.34%	1.31%
Expenses net of all reductions	1.18%	1.19%	1.24%	1.33%	1.31%
Net investment income (loss)	2.22%	1.62%	1.41%	1.77%	1.45%
Supplemental Data
Net assets, end of period (000 omitted)	$1,282,412	$1,256,193	$1,418,452	$906,420	$811,534
Portfolio turnover rateF	28%	25%	22%	29%	36%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity International Small Cap Fund Class I

Years ended October 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$26.45	$29.97	$24.42	$23.24	$25.34
Income from Investment Operations
Net investment income (loss)A	.58	.47	.38	.41	.36
Net realized and unrealized gain (loss)	1.46	(2.95)	5.82	1.69	1.07
Total from investment operations	2.04	(2.48)	6.20	2.10	1.43
Distributions from net investment income	(.46)	(.30)	(.37)	(.31)	(.08)
Distributions from net realized gain	(1.00)	(.74)	(.29)	(.62)	(3.45)
Total distributions	(1.46)	(1.04)	(.66)	(.93)	(3.53)
Redemption fees added to paid in capitalA	–	–B	.01	.01	–B
Net asset value, end of period	$27.03	$26.45	$29.97	$24.42	$23.24
Total ReturnC	8.28%	(8.58)%	26.17%	9.43%	6.60%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.19%	1.21%	1.28%	1.31%	1.24%
Expenses net of fee waivers, if any	1.18%	1.21%	1.28%	1.31%	1.23%
Expenses net of all reductions	1.18%	1.20%	1.27%	1.31%	1.23%
Net investment income (loss)	2.22%	1.61%	1.39%	1.80%	1.53%
Supplemental Data
Net assets, end of period (000 omitted)	$777,771	$564,988	$237,469	$22,727	$10,070
Portfolio turnover rateF	28%	25%	22%	29%	36%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity International Small Cap Fund Class Z

Years ended October 31,	2019	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$26.46	$28.78
Income from Investment Operations
Net investment income (loss)B	.61	.03
Net realized and unrealized gain (loss)	1.47	(2.35)
Total from investment operations	2.08	(2.32)
Distributions from net investment income	(.50)	–
Distributions from net realized gain	(1.00)	–
Total distributions	(1.51)C	–
Net asset value, end of period	$27.03	$26.46
Total ReturnD,E	8.44%	(8.06)%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.05%	1.15%H
Expenses net of fee waivers, if any	1.05%	1.15%H
Expenses net of all reductions	1.04%	1.14%H
Net investment income (loss)	2.35%	2.01%H
Supplemental Data
Net assets, end of period (000 omitted)	$245,252	$7,421
Portfolio turnover rateI	28%	25%

 A For the period October 2, 2018 (commencement of sale of shares) to October 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $1.51 per share is comprised of distributions from net investment income of $.504 and distributions from net realized gain of $1.002 per share.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2019

1. Organization.

Fidelity International Small Cap Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, International Small Cap, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Effective March 1, 2019, Class C shares will automatically convert to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2019 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2019, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC) and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$348,758,646
Gross unrealized depreciation	(276,421,271)
Net unrealized appreciation (depreciation)	$72,337,375
Tax Cost	$2,375,859,344

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$51,270,872
Undistributed long-term capital gain	$4,048,751
Net unrealized appreciation (depreciation) on securities and other investments	$72,323,268

The tax character of distributions paid was as follows:

	October 31, 2019	October 31, 2018
Ordinary Income	$32,698,873	$ 36,178,814
Long-term Capital Gains	73,832,052	25,374,442
Total	$106,530,925	$ 61,553,256

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $892,320,154 and $574,327,468, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .60% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of International Small Cap as compared to its benchmark index, the MSCI ACWI (All Country World Index) ex USA Small Cap Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .93% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$251,268	$6,523
Class M	.25%	.25%	79,337	147
Class C	.75%	.25%	310,733	75,615
			$641,338	$82,285

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$26,800
Class M	2,934
Class C(a)	8,015
$37,749

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$214,598.21
Class M	43,686.28
Class C	71,230.23
International Small Cap	2,282,954.18
Class I	1,202,671.18
Class Z	39,830.04
	$3,854,969

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Prior to April 1, 2019, FSC had a separate agreement with the Fund for administration of the security lending program, based on the number and duration of lending transactions. For the period, the total fees paid for accounting and administration of securities lending were equivalent to an annual rate of .04%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $1,854 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $5,592 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. For equity securities, lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. During the period, there were no securities loaned to NFS.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $111,128 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $1,974.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $15,098 and a portion of class-level operating expenses as follows:

Amount
Class A	$778
Class M	122
Class C	297
International Small Cap	9,783
Class I	4,713
Class Z	308
$16,001

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2019	Year ended October 31, 2018(a)
Distributions to shareholders
Class A	$4,227,273	$2,150,704
Class M	800,268	588,707
Class C	1,885,280	853,838
International Small Cap	68,518,204	49,080,231
Class I	29,933,675	8,879,774
Class Z	1,166,225	–
Total	$106,530,925	$61,553,254

 (a) Distributions for Class Z are for the period October 2, 2018 (commencement of sale of shares) to October 31, 2018.

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2019	Year ended October 31, 2018(a)	Year ended October 31, 2019	Year ended October 31, 2018(a)
Class A
Shares sold	2,237,245	1,993,812	$54,946,164	$57,935,672
Reinvestment of distributions	171,183	72,621	4,094,693	2,060,979
Shares redeemed	(1,507,211)	(1,118,217)	(37,924,113)	(32,145,224)
Net increase (decrease)	901,217	948,216	$21,116,744	$27,851,427
Class M
Shares sold	98,480	265,293	$2,472,682	$7,711,211
Reinvestment of distributions	33,142	20,707	790,760	585,586
Shares redeemed	(158,670)	(271,709)	(3,947,659)	(7,811,190)
Net increase (decrease)	(27,048)	14,291	$(684,217)	$485,607
Class C
Shares sold	177,459	1,115,556	$4,292,617	$31,833,791
Reinvestment of distributions	81,103	30,679	1,875,111	842,145
Shares redeemed	(1,003,566)	(375,660)	(24,351,495)	(10,374,137)
Net increase (decrease)	(745,004)	770,575	$(18,183,767)	$22,301,799
International Small Cap
Shares sold	14,687,346	16,219,665	$373,563,417	$484,453,648
Reinvestment of distributions	2,618,248	1,616,727	63,754,337	46,674,910
Shares redeemed	(17,355,424)	(17,690,156)	(442,220,464)	(519,774,089)
Net increase (decrease)	(49,830)	146,236	$(4,902,710)	$11,354,469
Class I
Shares sold	22,250,461	19,548,705	$571,039,816	$583,254,206
Reinvestment of distributions	1,167,331	286,614	28,611,283	8,326,151
Shares redeemed	(16,004,841)	(6,400,003)	(410,930,116)	(183,131,200)
Net increase (decrease)	7,412,951	13,435,316	$188,720,983	$408,449,157
Class Z
Shares sold	9,825,331	280,979	$254,217,793	$7,304,519
Reinvestment of distributions	39,558	–	967,979	–
Shares redeemed	(1,071,017)	(476)	(28,029,146)	(12,407)
Net increase (decrease)	8,793,872	280,503	$227,156,626	$7,292,112

 (a) Share transactions for Class Z are for the period October 2, 2018 (commencement of sale of shares) to October 31, 2018.

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity International Small Cap Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity International Small Cap Fund (the “Fund”), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2019, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 12, 2019

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 298 funds. Mr. Chiel oversees 171 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair (2018-present) and Member (2013-present) of the Board of Governors, State University System of Florida and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present) and as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), a Director of Fortune Brands, Inc. (consumer products, 2000-2011), and a member of the Board of Trustees of the University of Florida (2013-2018).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a Director of Andeavor Logistics LP (natural resources logistics, 2015-2018), a Director of Post Oak Bank (privately-held bank, 2004-2018), a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), an Advisory Director of Riverstone Holdings (private investment), a Director of Spinnaker Exploration Company (exploration and production, 2001-2005) and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Executive Vice President of Fidelity SelectCo, LLC (2019-present), Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Executive Vice President of Fidelity SelectCo, LLC (2019-present), Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as Secretary and CLO of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2019-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2019 to October 31, 2019).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Expenses Paid During Period-B May 1, 2019 to October 31, 2019
Class A	1.44%
Actual		$1,000.00	$1,017.80	$7.32
Hypothetical-C		$1,000.00	$1,017.95	$7.32
Class M	1.75%
Actual		$1,000.00	$1,015.90	$8.89
Hypothetical-C		$1,000.00	$1,016.38	$8.89
Class C	2.18%
Actual		$1,000.00	$1,014.00	$11.07
Hypothetical-C		$1,000.00	$1,014.22	$11.07
International Small Cap	1.15%
Actual		$1,000.00	$1,019.00	$5.85
Hypothetical-C		$1,000.00	$1,019.41	$5.85
Class I	1.16%
Actual		$1,000.00	$1,018.80	$5.90
Hypothetical-C		$1,000.00	$1,019.36	$5.90
Class Z	1.06%
Actual		$1,000.00	$1,020.00	$5.40
Hypothetical-C		$1,000.00	$1,019.86	$5.40

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity International Small Cap fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity International Small Cap Fund
Class A	12/09/2019	12/06/2019	$0.442	$0.140
Class M	12/09/2019	12/06/2019	$0.358	$0.140
Class C	12/09/2019	12/06/2019	$0.179	$0.140
International Small Cap	12/09/2019	12/06/2019	$0.513	$0.140
Class I	12/09/2019	12/06/2019	$0.517	$0.140
Class Z	12/09/2019	12/06/2019	$0.556	$0.140

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2019, $4,054,163, or, if subsequently determined to be different, the net capital gain of such year.

Class A, Class M, Class C, International Small Cap, Class I, and Class Z designate 100% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity International Small Cap Fund
Class A	12/10/18	$0.4520	$0.0710
Class M	12/10/18	$0.3450	$0.0710
Class C	12/10/18	$0.2370	$0.0710
International Small Cap	12/10/18	$0.5230	$0.0710
Class I	12/10/18	$0.5300	$0.0710
Class Z	12/10/18	$0.5750	$0.0710

The fund will notify shareholders in January 2020 of amounts for use in preparing 2019 income tax returns.

ISC-ANN-1219
1.793585.116

Fidelity® SAI International SMA Completion Fund

Offered exclusively to certain clients of the Adviser or its affiliates - not available for sale to the general public. Fidelity SAI is a product name of Fidelity® funds dedicated to certain programs affiliated with Strategic Advisers LLC.

Annual Report

October 31, 2019

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average annual total returns for Fidelity® SAI International SMA Completion Fund will be reported once the fund is a year old.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® SAI International SMA Completion Fund on April 11, 2019, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Index performed over the same period.

Period Ending Values
$10,470	Fidelity® SAI International SMA Completion Fund
$10,437	MSCI EAFE Index

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index gained 11.47% for the 12 months ending October 31, 2019, as international stocks reflected a confluence of factors, including escalating trade tension, and moderating but still positive global economic growth. Currency fluctuations were largely modest and varied by region, muting the overall impact on international equity returns. In late December, the U.S. Federal Reserve shifted from raising interest rates to a more dovish policy in 2019, joining many foreign central banks. In June, international stocks rose 6.03%, as policy stimulus in China stabilized that country’s economic growth. The Fed cut its policy rate in July for the first time since 2008. However, the index returned -1.21% for the month, followed by -3.08% in August. In September, the Fed cut its policy rate another quarter point, citing concerns about slowing economic growth and muted inflation, and did the same in October, leading to monthly gains of 2.59% and 3.49%, respectively. For the full 12 months, the growth-oriented information technology sector (+22%) led the way, followed by utilities (+20%) and real estate (+18%), two high-dividend-yielding categories. Conversely, energy was roughly flat, while materials (+6%) and communication services (7%) also lagged. By region, Asia Pacific ex Japan (+16%), Europe ex U.K (+13%), Canada (+12%) and emerging markets (+12%) fared best. Meanwhile, the U.K. (+7%) and Japan (+10%) trailed the broader market.

Comments from Co-Portfolio Managers Bill Bower and Tim Gannon:  From inception on April 11, 2019, through October 31, 2019, the fund gained 4.70%, ahead of the 4.37% result of the benchmark MSCI EAFE Index. Favorable stock selection drove the fund’s outperformance of the benchmark the past 12 months, led by the consumer staples sector. Our choices in financials and materials contributed to a lesser extent. Regionally, our picks in Japan made a significant contribution to the fund’s relative performance. In terms of individual stocks, large overweightings in Japan-based drug-store retailers Tsuruha Holdings (+44%) and Welcia Holdings (+59%) were the fund’s top individual contributors. A non-index stake in India-based HDFC Bank, the fund’s largest position, advanced 9% and also helped. Conversely, security selection in information technology detracted most, followed by positioning in health care and our picks in industrials. By region, stock selection in the U.K. hurt most, though our sizable underweighting in this poor-performing group helped. Positioning in continental Europe also held back the fund’s relative result. Turning to individual stocks that proved disappointing, an out-of-benchmark stake in Spain-based cash logistics and management company Prosegur Cash was the fund’s biggest detractor, returning -32% until we sold it. A non-benchmark position in India-based technology consulting and outsourcing company Infosys (-11%) also detracted. Lastly, the fund’s stake in cash, at roughly 4% of assets, on average, weighed on relative performance amid a rising stock market.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2019
Japan	31.8%
India	10.5%
France	7.7%
Germany	7.2%
Canada	6.7%
Ireland	6.6%
Indonesia	4.4%
Norway	3.7%
South Africa	3.6%
Other*	17.8%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2019

% of fund's net assets
Stocks	97.1
Short-Term Investments and Net Other Assets (Liabilities)	2.9

Top Ten Stocks as of October 31, 2019

% of fund's net assets
HDFC Bank Ltd. sponsored ADR (India, Banks)	7.5
Tsuruha Holdings, Inc. (Japan, Food & Staples Retailing)	5.5
Minebea Mitsumi, Inc. (Japan, Machinery)	5.3
Keyence Corp. (Japan, Electronic Equipment & Components)	4.9
Alimentation Couche-Tard, Inc. Class B (sub. vtg.) (Canada, Food & Staples Retailing)	4.8
Hannover Reuck SE (Germany, Insurance)	4.5
Recruit Holdings Co. Ltd. (Japan, Professional Services)	4.5
SR Teleperformance SA (France, Professional Services)	4.3
Schibsted ASA (A Shares) (Norway, Media)	3.7
Capitec Bank Holdings Ltd. (South Africa, Banks)	3.6
48.6

Top Market Sectors as of October 31, 2019

% of fund's net assets
Financials	26.7
Industrials	25.3
Consumer Staples	16.0
Information Technology	10.9
Consumer Discretionary	5.8
Communication Services	4.8
Real Estate	2.7
Utilities	2.6
Health Care	1.2
Materials	1.1

Schedule of Investments October 31, 2019

Showing Percentage of Net Assets

Common Stocks - 97.1%
	Shares	Value
Australia - 2.1%
Magellan Financial Group Ltd.	29,535	$979,615
Bermuda - 2.3%
Hiscox Ltd.	55,102	1,062,794
Canada - 6.7%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	74,833	2,244,251
Constellation Software, Inc.	888	877,031

TOTAL CANADA		3,121,282

Denmark - 2.6%
ORSTED A/S (a)	14,175	1,243,391
France - 7.7%
Amundi SA (a)	15,247	1,088,319
Capgemini SA	4,306	484,811
SR Teleperformance SA	8,916	2,020,624

TOTAL FRANCE		3,593,754

Germany - 7.2%
Hannover Reuck SE	12,021	2,129,035
Vonovia SE	23,374	1,243,753

TOTAL GERMANY		3,372,788

India - 10.5%
HDFC Bank Ltd. sponsored ADR	57,583	3,517,745
Infosys Ltd. sponsored ADR	145,013	1,390,675

TOTAL INDIA		4,908,420

Indonesia - 4.4%
PT Bank Central Asia Tbk	519,714	1,163,290
PT Bank Rakyat Indonesia Tbk	3,026,140	906,738

TOTAL INDONESIA		2,070,028

Ireland - 6.6%
Kerry Group PLC Class A	12,511	1,512,561
Kingspan Group PLC (Ireland)	30,335	1,571,864

TOTAL IRELAND		3,084,425

Italy - 1.2%
Recordati SpA	13,950	586,086
Japan - 31.8%
Itochu Corp.	63,848	1,334,927
Keyence Corp.	3,653	2,309,779
Minebea Mitsumi, Inc.	132,006	2,506,999
Misumi Group, Inc.	27,392	688,601
Nabtesco Corp.	20,085	639,402
Nitori Holdings Co. Ltd.	10,350	1,575,385
Recruit Holdings Co. Ltd.	63,459	2,108,999
Tsuruha Holdings, Inc.	23,075	2,595,674
Welcia Holdings Co. Ltd.	20,121	1,156,158

TOTAL JAPAN		14,915,924

Luxembourg - 2.4%
B&M European Value Retail SA	237,560	1,139,500
Norway - 3.7%
Schibsted ASA (A Shares)	58,582	1,719,974
South Africa - 3.6%
Capitec Bank Holdings Ltd.	18,447	1,676,143
Sweden - 2.1%
Indutrade AB	32,575	1,002,650
Switzerland - 1.1%
Sika AG	2,928	503,088
United Kingdom - 1.1%
Ascential PLC (a)	110,380	499,289
TOTAL COMMON STOCKS
(Cost $43,817,124)		45,479,151

Money Market Funds - 3.5%
Fidelity Cash Central Fund 1.83% (b)
(Cost $1,648,312)	1,647,982	1,648,312
TOTAL INVESTMENT IN SECURITIES - 100.6%
(Cost $45,465,436)		47,127,463
NET OTHER ASSETS (LIABILITIES) - (0.6)%		(291,218)
NET ASSETS - 100%		$46,836,245

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $2,830,999 or 6.0% of net assets.

 (b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$12,218
Total	$12,218

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$2,219,263	$2,219,263	$--	$--
Consumer Discretionary	2,714,885	1,139,500	1,575,385	--
Consumer Staples	7,508,644	3,756,812	3,751,832	--
Financials	12,523,679	9,474,036	3,049,643	--
Health Care	586,086	586,086	--	--
Industrials	11,874,066	4,595,138	7,278,928	--
Information Technology	5,062,296	2,752,517	2,309,779	--
Materials	503,088	503,088	--	--
Real Estate	1,243,753	1,243,753	--	--
Utilities	1,243,391	1,243,391	--	--
Money Market Funds	1,648,312	1,648,312	--	--
Total Investments in Securities:	$47,127,463	$29,161,896	$17,965,567	$--

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2019
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $43,817,124)	$45,479,151
Fidelity Central Funds (cost $1,648,312)	1,648,312
Total Investment in Securities (cost $45,465,436)		$47,127,463
Receivable for fund shares sold		432,904
Dividends receivable		54,849
Distributions receivable from Fidelity Central Funds		4,014
Other receivables		631
Total assets		47,619,861
Liabilities
Payable for investments purchased	$783,616
Total liabilities		783,616
Net Assets		$46,836,245
Net Assets consist of:
Paid in capital		$45,318,063
Total accumulated earnings (loss)		1,518,182
Net Assets, for 4,474,617 shares outstanding		$46,836,245
Net Asset Value, offering price and redemption price per share ($46,836,245 ÷ 4,474,617 shares)		$10.47

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		For the period April 11, 2019 (commencement of operations) to October 31, 2019
Investment Income
Dividends		$113,712
Income from Fidelity Central Funds		12,218
Income before foreign taxes withheld		125,930
Less foreign taxes withheld		(10,850)
Total income		115,080
Expenses
Independent trustees' fees and expenses	$24
Total expenses		24
Net investment income (loss)		115,056
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(248,818)
Foreign currency transactions	(10,731)
Total net realized gain (loss)		(259,549)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	1,662,027
Assets and liabilities in foreign currencies	648
Total change in net unrealized appreciation (depreciation)		1,662,675
Net gain (loss)		1,403,126
Net increase (decrease) in net assets resulting from operations		$1,518,182

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

For the period April 11, 2019 (commencement of operations) to October 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$115,056
Net realized gain (loss)	(259,549)
Change in net unrealized appreciation (depreciation)	1,662,675
Net increase (decrease) in net assets resulting from operations	1,518,182
Share transactions
Proceeds from sales of shares	46,327,763
Cost of shares redeemed	(1,009,700)
Net increase (decrease) in net assets resulting from share transactions	45,318,063
Total increase (decrease) in net assets	46,836,245
Net Assets
Beginning of period	–
End of period	$46,836,245
Other Information
Shares
Sold	4,575,369
Redeemed	(100,752)
Net increase (decrease)	4,474,617

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity SAI International SMA Completion Fund

Year ended October 31,	2019 A
Selected Per–Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss)B	.08
Net realized and unrealized gain (loss)	.39
Total from investment operations	.47
Net asset value, end of period	$10.47
Total ReturnC	4.70%
Ratios to Average Net AssetsD,E
Expenses before reductions	- %F,G
Expenses net of fee waivers, if any	- %F,G
Expenses net of all reductions	- %F,G
Net investment income (loss)	1.41%F
Supplemental Data
Net assets, end of period (000 omitted)	$46,836
Portfolio turnover rateH	24%F

 A For the period April 11, 2019 (commencement of operations) to October 31, 2019.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 F Annualized

 G Amount represents less than .005%.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2019

1. Organization.

Fidelity SAI International SMA Completion Fund (the Fund) is a non-diversified fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered exclusively to certain clients of Fidelity Management & Research Company (FMR) or its affiliates. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2019 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2019, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$2,282,572
Gross unrealized depreciation	(621,949)
Net unrealized appreciation (depreciation)	$1,660,623
Tax Cost	$45,466,840

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$103,270
Capital loss carryforward	$(247,414)
Net unrealized appreciation (depreciation) on securities and other investments	$1,662,326

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(247,414)

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $46,209,206 and $2,143,285, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services and the Fund does not pay any fees for these services. Under the management contract, the investment adviser or an affiliate pays all other expenses of the Fund, excluding fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $59 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 11% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity SAI International SMA Completion Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity SAI International SMA Completion Fund, including the schedule of investments, as of October 31, 2019, the related statement of operations, the statement of changes in net assets and the financial highlights for the period from April 11, 2019 (commencement of operations) to October 31, 2019 and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, and the results of its operations, the changes in its net assets and the financial highlights for the period from April 11, 2019 (commencement of operations) to October 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 13, 2019

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 298 funds. Mr. Chiel oversees 171 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair (2018-present) and Member (2013-present) of the Board of Governors, State University System of Florida and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present) and as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), a Director of Fortune Brands, Inc. (consumer products, 2000-2011), and a member of the Board of Trustees of the University of Florida (2013-2018).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a Director of Andeavor Logistics LP (natural resources logistics, 2015-2018), a Director of Post Oak Bank (privately-held bank, 2004-2018), a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), an Advisory Director of Riverstone Holdings (private investment), a Director of Spinnaker Exploration Company (exploration and production, 2001-2005) and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Executive Vice President of Fidelity SelectCo, LLC (2019-present), Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Executive Vice President of Fidelity SelectCo, LLC (2019-present), Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as Secretary and CLO of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2019-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2019 to October 31, 2019).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Expenses Paid During Period-B May 1, 2019 to October 31, 2019
Actual	- %-C	$1,000.00	$1,041.80	$--D
Hypothetical-E		$1,000.00	$1,025.21	$--D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C Amount represents less than .005%.

 D Amount represents less than $.005.

 E 5% return per year before expenses

ISM-ANN-1219
1.9893098.100

Fidelity® International Capital Appreciation K6 Fund

Annual Report

October 31, 2019

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2019	Past 1 year	Life of fundA
Fidelity® International Capital Appreciation K6 Fund	22.90%	9.72%

 A From May 25, 2017

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® International Capital Appreciation K6 Fund on May 25, 2017, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI ACWI (All Country World Index) ex USA Index performed over the same period.

Period Ending Values
$12,535	Fidelity® International Capital Appreciation K6 Fund
$11,087	MSCI ACWI (All Country World Index) ex USA Index

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index gained 11.47% for the 12 months ending October 31, 2019, as international stocks reflected a confluence of factors, including escalating trade tension, and moderating but still positive global economic growth. Currency fluctuations were largely modest and varied by region, muting the overall impact on international equity returns. In late December, the U.S. Federal Reserve shifted from raising interest rates to a more dovish policy in 2019, joining many foreign central banks. In June, international stocks rose 6.03%, as policy stimulus in China stabilized that country’s economic growth. The Fed cut its policy rate in July for the first time since 2008. However, the index returned -1.21% for the month, followed by -3.08% in August. In September, the Fed cut its policy rate another quarter point, citing concerns about slowing economic growth and muted inflation, and did the same in October, leading to monthly gains of 2.59% and 3.49%, respectively. For the full 12 months, the growth-oriented information technology sector (+22%) led the way, followed by utilities (+20%) and real estate (+18%), two high-dividend-yielding categories. Conversely, energy was roughly flat, while materials (+6%) and communication services (7%) also lagged. By region, Asia Pacific ex Japan (+16%), Europe ex U.K (+13%), Canada (+12%) and emerging markets (+12%) fared best. Meanwhile, the U.K. (+7%) and Japan (+10%) trailed the broader market.

Comments from Portfolio Manager Sammy Simnegar:  For the year, the fund gained 22.90%, roughly double the 11.47% advance of the benchmark MSCI ACWI (All Country World Index) ex USA Index. Stock selection in financials, industrials and consumer-oriented sectors all contributed meaningfully to performance versus the benchmark the past 12 months, as did a sizable overweighting in information technology. Geographically, positioning in Continental Europe proved rewarding, particularly in France, Germany and the Netherlands. In emerging markets, exposure to China and India stood out. The fund’s top relative contributor was B3 (Brasil Bolsa Balcao), Brazil’s stock exchange. The fund also benefited from overweighted exposure to two China-based liquor manufacturers, Kweichow Moutai and Wuliangye Yibin – both sold by period end – as well as out-of-benchmark positions in two suppliers of commercial and military aircraft parts, TransDigm Group and Heico. Conversely, picks in the retailing segment of consumer discretionary and the fund's positioning in semiconductors & semiconductor equipment detracted modestly, as did a cash position averaging about 2%. A non-benchmark stake in MercadoLibre, a Latin American operator of e-commerce marketplaces, was the portfolio's largest relative detractor. Overweighting Taiwan Semiconductor Manufacturing and Belgium-based Umicore – a producer of electric-vehicle battery cathodes that I sold from the fund – also hurt.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2019
France	13.0%
United Kingdom	9.2%
Canada	8.8%
Switzerland	6.4%
Germany	6.4%
Japan	6.3%
Cayman Islands	6.0%
Netherlands	5.7%
United States of America*	5.1%
Other	33.1%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2019

% of fund's net assets
Stocks	97.4
Short-Term Investments and Net Other Assets (Liabilities)	2.6

Top Ten Stocks as of October 31, 2019

% of fund's net assets
Nestle SA (Reg. S) (Switzerland, Food Products)	2.5
Alibaba Group Holding Ltd. sponsored ADR (Cayman Islands, Internet & Direct Marketing Retail)	2.1
Tencent Holdings Ltd. (Cayman Islands, Interactive Media & Services)	2.0
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	2.0
Unilever NV (Netherlands, Personal Products)	1.5
SAP SE (Germany, Software)	1.5
LVMH Moet Hennessy Louis Vuitton SE (France, Textiles, Apparel & Luxury Goods)	1.5
AIA Group Ltd. (Hong Kong, Insurance)	1.4
ASML Holding NV (Netherlands) (Netherlands, Semiconductors & Semiconductor Equipment)	1.4
Diageo PLC (United Kingdom, Beverages)	1.3
17.2

Top Market Sectors as of October 31, 2019

% of fund's net assets
Industrials	23.1
Information Technology	19.0
Consumer Discretionary	14.3
Consumer Staples	13.4
Financials	12.6
Materials	4.9
Communication Services	3.2
Health Care	2.8
Utilities	2.2
Real Estate	1.9

Schedule of Investments October 31, 2019

Showing Percentage of Net Assets

Common Stocks - 97.4%
	Shares	Value
Australia - 1.8%
Sydney Airport unit	784,765	$4,752,887
Transurban Group unit	468,400	4,797,328

TOTAL AUSTRALIA		9,550,215

Bailiwick of Jersey - 1.0%
Experian PLC	157,794	4,962,795
Bermuda - 1.6%
Hiscox Ltd.	221,600	4,274,168
IHS Markit Ltd. (a)	61,412	4,300,068

TOTAL BERMUDA		8,574,236

Brazil - 2.8%
BM&F BOVESPA SA	457,500	5,518,975
Lojas Renner SA	362,000	4,580,850
Rumo SA (a)	792,100	4,503,149

TOTAL BRAZIL		14,602,974

Canada - 8.8%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	169,364	5,079,248
Brookfield Asset Management, Inc.	102,155	5,644,064
Canadian National Railway Co.	67,539	6,040,615
Canadian Pacific Railway Ltd.	23,376	5,315,728
CGI Group, Inc. Class A (sub. vtg.) (a)	61,800	4,803,799
Constellation Software, Inc.	4,989	4,927,371
Restaurant Brands International, Inc.	74,900	4,900,260
Thomson Reuters Corp.	70,000	4,704,047
Waste Connection, Inc. (Canada)	50,350	4,650,809

TOTAL CANADA		46,065,941

Cayman Islands - 6.0%
Alibaba Group Holding Ltd. sponsored ADR (a)	63,367	11,195,048
New Oriental Education & Technology Group, Inc. sponsored ADR (a)	41,724	5,092,831
Shenzhou International Group Holdings Ltd.	333,600	4,609,903
Tencent Holdings Ltd.	254,900	10,339,488

TOTAL CAYMAN ISLANDS		31,237,270

China - 1.1%
Ping An Insurance Group Co. of China Ltd. (H Shares)	518,000	5,978,648
Denmark - 1.9%
Coloplast A/S Series B	41,000	4,940,467
DSV A/S	51,900	5,035,977

TOTAL DENMARK		9,976,444

Finland - 0.8%
Kone OYJ (B Shares)	69,200	4,402,276
France - 13.0%
Air Liquide SA	43,670	5,800,784
Dassault Systemes SA	36,326	5,511,982
Edenred SA	97,463	5,130,663
Hermes International SCA	7,385	5,312,536
Kering SA	9,593	5,458,667
L'Oreal SA	22,729	6,636,539
LVMH Moet Hennessy Louis Vuitton SE	18,063	7,713,913
Pernod Ricard SA	31,178	5,754,902
Remy Cointreau SA	34,600	4,626,867
Safran SA	35,064	5,547,311
SR Teleperformance SA	21,841	4,949,803
VINCI SA	51,457	5,773,433

TOTAL FRANCE		68,217,400

Germany - 6.4%
adidas AG	18,062	5,577,018
Deutsche Borse AG	32,900	5,094,884
Nemetschek Se	91,478	4,652,359
SAP SE	60,000	7,950,089
Symrise AG	48,608	4,677,455
Vonovia SE	103,000	5,480,729

TOTAL GERMANY		33,432,534

Hong Kong - 1.4%
AIA Group Ltd.	758,000	7,548,334
India - 2.5%
HDFC Bank Ltd.	210,914	3,651,719
HDFC Bank Ltd. sponsored ADR	20	1,222
Housing Development Finance Corp. Ltd.	168,073	5,040,576
Kotak Mahindra Bank Ltd.	200,245	4,438,166

TOTAL INDIA		13,131,683

Indonesia - 0.9%
PT Bank Central Asia Tbk	2,124,600	4,755,551
Ireland - 2.7%
Kerry Group PLC Class A	39,300	4,751,312
Kingspan Group PLC (Ireland)	93,000	4,818,966
Linde PLC	23,200	4,601,720

TOTAL IRELAND		14,171,998

Israel - 0.9%
NICE Systems Ltd. sponsored ADR (a)	31,155	4,915,947
Italy - 3.7%
Amplifon SpA	190,109	4,774,883
Davide Campari-Milano SpA	468,800	4,295,234
Enel SpA	750,100	5,813,548
Moncler SpA	112,092	4,318,060

TOTAL ITALY		19,201,725

Japan - 6.3%
Hoya Corp.	59,600	5,267,283
Kao Corp.	68,418	5,500,717
Keyence Corp.	9,332	5,900,590
OBIC Co. Ltd.	42,200	5,283,660
Recruit Holdings Co. Ltd.	171,300	5,692,992
Shiseido Co. Ltd.	63,600	5,243,690

TOTAL JAPAN		32,888,932

Netherlands - 5.7%
ASML Holding NV (Netherlands)	27,620	7,239,605
Ferrari NV	32,000	5,119,673
InterXion Holding NV (a)	54,317	4,791,846
Unilever NV	136,700	8,072,837
Wolters Kluwer NV	66,100	4,867,082

TOTAL NETHERLANDS		30,091,043

Philippines - 0.9%
SM Prime Holdings, Inc.	6,389,500	4,902,540
Spain - 4.2%
Amadeus IT Holding SA Class A	72,124	5,336,383
Cellnex Telecom SA (b)	110,800	4,777,419
Cellnex Telecom SA (a)	32,166	1,386,917
Ferrovial SA	155,700	4,594,837
Iberdrola SA	554,113	5,695,726

TOTAL SPAIN		21,791,282

Sweden - 2.9%
ASSA ABLOY AB (B Shares)	212,100	5,037,031
Atlas Copco AB (A Shares)	141,000	4,981,006
Hexagon AB (B Shares)	102,159	5,214,968

TOTAL SWEDEN		15,233,005

Switzerland - 6.4%
Givaudan SA	1,672	4,910,070
Nestle SA (Reg. S)	122,330	13,087,035
Partners Group Holding AG	6,162	4,804,673
Sika AG	32,904	5,653,551
Temenos Group AG	36,433	5,198,119

TOTAL SWITZERLAND		33,653,448

Taiwan - 2.0%
Taiwan Semiconductor Manufacturing Co. Ltd.	1,050,000	10,270,394
United Kingdom - 9.2%
Ashtead Group PLC	166,200	5,054,943
Atlassian Corp. PLC (a)	41,900	5,061,101
Compass Group PLC	212,979	5,670,372
Diageo PLC	167,372	6,850,700
Halma PLC	198,600	4,819,701
London Stock Exchange Group PLC	52,947	4,771,522
Prudential PLC	291,300	5,088,090
RELX PLC (London Stock Exchange)	243,892	5,869,896
Rentokil Initial PLC	824,790	4,855,840

TOTAL UNITED KINGDOM		48,042,165

United States of America - 2.5%
MasterCard, Inc. Class A	15,209	4,210,003
MercadoLibre, Inc. (a)	9,100	4,745,832
Visa, Inc. Class A	23,981	4,289,242

TOTAL UNITED STATES OF AMERICA		13,245,077

TOTAL COMMON STOCKS
(Cost $442,328,546)		510,843,857

Money Market Funds - 2.6%
Fidelity Cash Central Fund 1.83% (c)
(Cost $13,698,701)	13,695,961	13,698,701
TOTAL INVESTMENT IN SECURITIES - 100.0%
(Cost $456,027,247)		524,542,558
NET OTHER ASSETS (LIABILITIES) - 0.0%		(190,015)
NET ASSETS - 100%		$524,352,543

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $4,777,419 or 0.9% of net assets.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$166,342
Fidelity Securities Lending Cash Central Fund	85,670
Total	$252,012

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$16,503,824	$6,164,336	$10,339,488	$--
Consumer Discretionary	74,294,963	56,300,775	17,994,188	--
Consumer Staples	69,899,081	39,216,939	30,682,142	--
Financials	66,610,592	20,243,102	46,367,490	--
Health Care	14,982,633	9,715,350	5,267,283	--
Industrials	120,639,482	100,359,244	20,280,238	--
Information Technology	100,377,159	63,732,821	36,644,338	--
Materials	25,643,580	25,643,580	--	--
Real Estate	10,383,269	5,480,729	4,902,540	--
Utilities	11,509,274	--	11,509,274	--
Money Market Funds	13,698,701	13,698,701	--	--
Total Investments in Securities:	$524,542,558	$340,555,577	$183,986,981	$--

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2019
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $442,328,546)	$510,843,857
Fidelity Central Funds (cost $13,698,701)	13,698,701
Total Investment in Securities (cost $456,027,247)		$524,542,558
Foreign currency held at value (cost $617,101)		617,101
Receivable for investments sold		6,309,480
Receivable for fund shares sold		600,696
Dividends receivable		415,946
Distributions receivable from Fidelity Central Funds		16,982
Other receivables		31,731
Total assets		532,534,494
Liabilities
Payable for investments purchased	$7,644,798
Payable for fund shares redeemed	194,358
Accrued management fee	276,404
Other payables and accrued expenses	66,391
Total liabilities		8,181,951
Net Assets		$524,352,543
Net Assets consist of:
Paid in capital		$466,170,859
Total accumulated earnings (loss)		58,181,684
Net Assets, for 42,302,224 shares outstanding		$524,352,543
Net Asset Value, offering price and redemption price per share ($524,352,543 ÷ 42,302,224 shares)		$12.40

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2019
Investment Income
Dividends		$6,173,374
Non-Cash dividends		1,876,591
Income from Fidelity Central Funds (including $85,670 from security lending)		252,012
Income before foreign taxes withheld		8,301,977
Less foreign taxes withheld		(584,983)
Total income		7,716,994
Expenses
Management fee	$2,789,078
Independent trustees' fees and expenses	2,318
Interest	2,046
Commitment fees	1,096
Total expenses before reductions	2,794,538
Expense reductions	(64,775)
Total expenses after reductions		2,729,763
Net investment income (loss)		4,987,231
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(380,679)
Fidelity Central Funds	7
Foreign currency transactions	(90,051)
Total net realized gain (loss)		(470,723)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $66,389)	81,036,188
Assets and liabilities in foreign currencies	10,776
Total change in net unrealized appreciation (depreciation)		81,046,964
Net gain (loss)		80,576,241
Net increase (decrease) in net assets resulting from operations		$85,563,472

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2019	Year ended October 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$4,987,231	$2,875,932
Net realized gain (loss)	(470,723)	(14,641,962)
Change in net unrealized appreciation (depreciation)	81,046,964	(23,009,341)
Net increase (decrease) in net assets resulting from operations	85,563,472	(34,775,371)
Distributions to shareholders	(2,841,028)	(556,479)
Share transactions
Proceeds from sales of shares	176,361,634	284,114,051
Reinvestment of distributions	2,841,028	556,479
Cost of shares redeemed	(98,535,277)	(63,779,612)
Net increase (decrease) in net assets resulting from share transactions	80,667,385	220,890,918
Total increase (decrease) in net assets	163,389,829	185,559,068
Net Assets
Beginning of period	360,962,714	175,403,646
End of period	$524,352,543	$360,962,714
Other Information
Shares
Sold	15,318,074	25,176,612
Issued in reinvestment of distributions	283,819	50,133
Redeemed	(8,785,472)	(5,674,611)
Net increase (decrease)	6,816,421	19,552,134

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity International Capital Appreciation K6 Fund

Years ended October 31,	2019	2018	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$10.17	$11.01	$10.00
Income from Investment Operations
Net investment income (loss)B	.13C	.11	.02
Net realized and unrealized gain (loss)	2.18	(.92)	.99
Total from investment operations	2.31	(.81)	1.01
Distributions from net investment income	(.08)	(.02)	–
Distributions from net realized gain	–	(.01)	–
Total distributions	(.08)	(.03)	–
Net asset value, end of period	$12.40	$10.17	$11.01
Total ReturnD,E	22.90%	(7.36)%	10.10%
Ratios to Average Net AssetsF,G
Expenses before reductions	.65%	.65%	.65%H
Expenses net of fee waivers, if any	.65%	.65%	.65%H
Expenses net of all reductions	.63%	.58%	.65%H
Net investment income (loss)	1.16%C	.99%	.51%H
Supplemental Data
Net assets, end of period (000 omitted)	$524,353	$360,963	$175,404
Portfolio turnover rateI,J	144%	158%	81%K

 A For the period May 25, 2017 (commencement of operations) to October 31, 2017.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .75%.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 H Annualized

 I Portfolio turnover rate excludes securities received or delivered in-kind.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2019

1. Organization.

Fidelity International Capital Appreciation K6 Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares generally are available only to employer-sponsored retirement plans that are recordkept by Fidelity, or to certain employer-sponsored retirement plans that are not recordkept by Fidelity. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2019 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Non-cash dividends" and the impact of these dividends is presented in the Financial Highlights. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2019, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$71,585,312
Gross unrealized depreciation	(3,982,480)
Net unrealized appreciation (depreciation)	$67,602,832
Tax Cost	$456,939,726

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$4,779,719
Capital loss carryforward	$(14,138,122)
Net unrealized appreciation (depreciation) on securities and other investments	$67,606,476

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(14,138,122)
Total capital loss carryforward	$(14,138,122)

The tax character of distributions paid was as follows:

	October 31, 2019	October 31, 2018
Ordinary Income	$2,841,028	$ 539,089
Long-term Capital Gains	–	17,390
Total	$2,841,028	$ 556,479

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $669,751,942 and $606,543,457, respectively.

Unaffiliated Exchanges In-Kind. During the period, the Fund received investments and cash valued at $9,668,871 in exchange for 873,449 shares of the Fund. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

Prior Fiscal Year Unaffiliated Exchanges In-Kind. During the prior period, the Fund received investments and cash valued at $29,374,572 in exchange for 2,605,896 shares of the Fund. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .65% of average net assets. Under the management contract, the investment adviser or an affiliate pays all other expenses of the Fund, excluding fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $4,280 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$4,012,143	2.62%	$2,046

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,096 and is reflected in Commitment fees on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. For equity securities, lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Total fees paid by the Fund to NFS, as lending agent, amounted to $49. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds and includes $27,501 from securities loaned to NFS, as affiliated borrower.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $64,505 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $270.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity International Capital Appreciation K6 Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity International Capital Appreciation K6 Fund (the “Fund”), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2019, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the two years in the period then ended and for the period from May 25, 2017 (commencement of operations) to October 31 2017, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2019 and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from May 25, 2017 (commencement of operations) to October 31 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 13, 2019

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 298 funds. Mr. Chiel oversees 171 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair (2018-present) and Member (2013-present) of the Board of Governors, State University System of Florida and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present) and as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), a Director of Fortune Brands, Inc. (consumer products, 2000-2011), and a member of the Board of Trustees of the University of Florida (2013-2018).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a Director of Andeavor Logistics LP (natural resources logistics, 2015-2018), a Director of Post Oak Bank (privately-held bank, 2004-2018), a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), an Advisory Director of Riverstone Holdings (private investment), a Director of Spinnaker Exploration Company (exploration and production, 2001-2005) and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Executive Vice President of Fidelity SelectCo, LLC (2019-present), Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Executive Vice President of Fidelity SelectCo, LLC (2019-present), Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as Secretary and CLO of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2019-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2019 to October 31, 2019).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Expenses Paid During Period-B May 1, 2019 to October 31, 2019
Actual	.65%	$1,000.00	$1,055.30	$3.37
Hypothetical-C		$1,000.00	$1,021.93	$3.31

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The fund designates 9% of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are $0.0918 and $0.0118 for the dividend paid December 10, 2018.

The fund will notify shareholders in January 2020 of amounts for use in preparing 2019 income tax returns.

IVFK6-ANN-1219
1.9883991.102

Fidelity® Series Canada Fund

Annual Report

October 31, 2019

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2019	Past 1 year	Life of fundA
Fidelity® Series Canada Fund	11.62%	5.57%

 A From August 15, 2017

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Series Canada Fund on August 15, 2017, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI Canada Index performed over the same period.

Period Ending Values
$11,273	Fidelity® Series Canada Fund
$11,195	MSCI Canada Index

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index gained 11.47% for the 12 months ending October 31, 2019, as international stocks reflected a confluence of factors, including escalating trade tension, and moderating but still positive global economic growth. Currency fluctuations were largely modest and varied by region, muting the overall impact on international equity returns. In late December, the U.S. Federal Reserve shifted from raising interest rates to a more dovish policy in 2019, joining many foreign central banks. In June, international stocks rose 6.03%, as policy stimulus in China stabilized that country’s economic growth. The Fed cut its policy rate in July for the first time since 2008. However, the index returned -1.21% for the month, followed by -3.08% in August. In September, the Fed cut its policy rate another quarter point, citing concerns about slowing economic growth and muted inflation, and did the same in October, leading to monthly gains of 2.59% and 3.49%, respectively. For the full 12 months, the growth-oriented information technology sector (+22%) led the way, followed by utilities (+20%) and real estate (+18%), two high-dividend-yielding categories. Conversely, energy was roughly flat, while materials (+6%) and communication services (7%) also lagged. By region, Asia Pacific ex Japan (+16%), Europe ex U.K (+13%), Canada (+12%) and emerging markets (+12%) fared best. Meanwhile, the U.K. (+7%) and Japan (+10%) trailed the broader market.

Comments from Portfolio Manager Ryan Oldham:  For the fiscal year, the fund gained 11.62%, falling short of the 11.81% result of the benchmark, the S&P/TSX Composite Index of Canada-based equities. The benchmark's positive result for the 12 months belied meaningful performance differences by sector. Information technology (+47%) posted the strongest result, followed by utilities (+29%). Conversely, health care delivered the worst result (-30%). Versus the benchmark, stock selection hurt the fund's relative return; however, positive market positioning helped offset most of this negative impact. Choices in energy detracted the most, mainly due to the fund's stakes in PrairieSky Royalty (-33%), which lagged due to tepid oil prices. Avoiding e-commerce company Shopify (+127%) also hurt the fund's relative result. Conversely, stock picking in industrials added relative value. On an individual basis, the fund's biggest contribution came from avoiding natural gas producer Encana (-61%), a weak-performing index component that also struggled due to low energy prices.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2019
Canada	98.7%
United States of America*	1.3%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2019

% of fund's net assets
Stocks	98.7
Short-Term Investments and Net Other Assets (Liabilities)	1.3

Top Ten Stocks as of October 31, 2019

% of fund's net assets
The Toronto-Dominion Bank (Banks)	10.1
Canadian Pacific Railway Ltd. (Road & Rail)	5.2
Bank of Nova Scotia (Banks)	5.1
Royal Bank of Canada (Banks)	5.0
Bank of Montreal (Banks)	4.9
Alimentation Couche-Tard, Inc. Class B (sub. vtg.) (Food & Staples Retailing)	4.8
Sun Life Financial, Inc. (Insurance)	4.8
Suncor Energy, Inc. (Oil, Gas & Consumable Fuels)	4.7
Enbridge, Inc. (Oil, Gas & Consumable Fuels)	4.4
Canadian Natural Resources Ltd. (Oil, Gas & Consumable Fuels)	4.3
53.3

Top Market Sectors as of October 31, 2019

% of fund's net assets
Financials	36.7
Energy	17.3
Industrials	11.2
Materials	10.2
Consumer Staples	7.8
Information Technology	5.9
Communication Services	5.3
Consumer Discretionary	3.6
Real Estate	0.7

Market Sectors may include more than one industry category.
The Fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Canadian market. As of October 31, 2019, 25.8% of the Fund’s total assets were invested in the Banks industry, which accounts for more than 20% of the Canadian market.

Schedule of Investments October 31, 2019

Showing Percentage of Net Assets

Common Stocks - 98.7%
	Shares	Value
COMMUNICATION SERVICES - 5.3%
Diversified Telecommunication Services - 2.6%
TELUS Corp.	1,421,100	$50,549,339
Media - 0.3%
Cogeco Communications, Inc.	56,200	4,857,923
Wireless Telecommunication Services - 2.4%
Rogers Communications, Inc. Class B (non-vtg.) (a)	966,600	45,508,212

TOTAL COMMUNICATION SERVICES		100,915,474

CONSUMER DISCRETIONARY - 3.6%
Hotels, Restaurants & Leisure - 0.3%
Recipe Unlimited Corp.	300,000	5,389,112
Leisure Products - 0.6%
Spin Master Corp. (b)(c)	447,200	12,651,030
Multiline Retail - 2.4%
Dollarama, Inc.	1,375,500	46,274,698
Textiles, Apparel & Luxury Goods - 0.3%
Canada Goose Holdings, Inc. (b)	121,000	5,061,954

TOTAL CONSUMER DISCRETIONARY		69,376,794

CONSUMER STAPLES - 7.8%
Food & Staples Retailing - 7.7%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	3,081,700	92,420,583
George Weston Ltd.	535,400	42,865,333
North West Co., Inc.	567,900	12,150,499
		147,436,415
Personal Products - 0.1%
Jamieson Wellness, Inc.	143,100	2,581,471

TOTAL CONSUMER STAPLES		150,017,886

ENERGY - 17.3%
Energy Equipment & Services - 0.2%
Computer Modelling Group Ltd.	851,800	4,533,534
Oil, Gas & Consumable Fuels - 17.1%
Canadian Natural Resources Ltd.	3,268,700	82,418,592
Cenovus Energy, Inc. (Canada)	2,257,800	19,233,556
Enbridge, Inc.	2,304,000	83,913,811
Pinnacle Renewable Energy, Inc.	710,553	3,900,462
PrairieSky Royalty Ltd. (a)	4,870,700	47,556,907
Suncor Energy, Inc.	3,056,200	90,866,898
		327,890,226

TOTAL ENERGY		332,423,760

FINANCIALS - 36.7%
Banks - 25.1%
Bank of Montreal	1,273,700	94,287,260
Bank of Nova Scotia	1,697,100	97,334,245
Royal Bank of Canada	1,182,400	95,374,820
The Toronto-Dominion Bank	3,410,000	194,720,295
		481,716,620
Capital Markets - 1.0%
IGM Financial, Inc.	681,700	19,238,318
Insurance - 10.6%
Fairfax Financial Holdings Ltd. (sub. vtg.)	63,500	26,902,285
Intact Financial Corp.	379,000	39,105,687
Intact Financial Corp. rights 7/31/20	58,700	6,012,171
Power Corp. of Canada (sub. vtg.)	1,721,300	39,833,896
Sun Life Financial, Inc.	2,028,800	91,019,506
		202,873,545

TOTAL FINANCIALS		703,828,483

INDUSTRIALS - 11.2%
Aerospace & Defense - 0.7%
CAE, Inc.	552,900	13,865,528
Professional Services - 2.0%
Thomson Reuters Corp.	567,100	38,109,499
Road & Rail - 8.5%
Canadian National Railway Co.	696,600	62,303,151
Canadian Pacific Railway Ltd.	439,000	99,829,087
		162,132,238

TOTAL INDUSTRIALS		214,107,265

INFORMATION TECHNOLOGY - 5.9%
IT Services - 2.0%
CGI Group, Inc. Class A (sub. vtg.) (b)	498,600	38,756,866
Software - 3.9%
Constellation Software, Inc.	35,300	34,863,943
Open Text Corp.	970,700	39,223,031
		74,086,974

TOTAL INFORMATION TECHNOLOGY		112,843,840

MATERIALS - 10.2%
Chemicals - 3.5%
Nutrien Ltd.	1,399,978	66,974,879
Containers & Packaging - 1.2%
CCL Industries, Inc. Class B	569,700	23,448,058
Metals & Mining - 5.2%
Franco-Nevada Corp.	555,742	53,924,400
Lundin Mining Corp.	2,007,400	10,135,305
OceanaGold Corp.	1,365,200	3,275,402
Wheaton Precious Metals Corp.	1,138,000	31,899,598
		99,234,705
Paper & Forest Products - 0.3%
Western Forest Products, Inc.	6,200,100	6,119,604

TOTAL MATERIALS		195,777,246

REAL ESTATE - 0.7%
Equity Real Estate Investment Trusts (REITs) - 0.7%
Allied Properties (REIT)	308,900	12,566,139
TOTAL COMMON STOCKS
(Cost $1,818,505,466)		1,891,856,887

Money Market Funds - 2.5%
Fidelity Cash Central Fund 1.83% (d)	21,041,927	21,046,136
Fidelity Securities Lending Cash Central Fund 1.84% (d)(e)	25,955,251	25,957,846
TOTAL MONEY MARKET FUNDS
(Cost $47,003,122)		47,003,982
TOTAL INVESTMENT IN SECURITIES - 101.2%
(Cost $1,865,508,588)		1,938,860,869
NET OTHER ASSETS (LIABILITIES) - (1.2)%		(22,451,783)
NET ASSETS - 100%		$1,916,409,086

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Non-income producing

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $12,651,030 or 0.7% of net assets.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$458,428
Fidelity Securities Lending Cash Central Fund	309,020
Total	$767,448

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2019
Assets
Investment in securities, at value (including securities loaned of $25,132,624) — See accompanying schedule: Unaffiliated issuers (cost $1,818,505,466)	$1,891,856,887
Fidelity Central Funds (cost $47,003,122)	47,003,982
Total Investment in Securities (cost $1,865,508,588)		$1,938,860,869
Foreign currency held at value (cost $2,622,440)		2,622,440
Receivable for investments sold		8,353,904
Receivable for fund shares sold		48,035,868
Dividends receivable		1,896,739
Distributions receivable from Fidelity Central Funds		39,763
Total assets		1,999,809,583
Liabilities
Payable for investments purchased	$56,635,776
Payable for fund shares redeemed	802,088
Other payables and accrued expenses	4,793
Collateral on securities loaned	25,957,840
Total liabilities		83,400,497
Net Assets		$1,916,409,086
Net Assets consist of:
Paid in capital		$1,822,061,777
Total accumulated earnings (loss)		94,347,309
Net Assets, for 176,002,881 shares outstanding		$1,916,409,086
Net Asset Value, offering price and redemption price per share ($1,916,409,086 ÷ 176,002,881 shares)		$10.89

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2019
Investment Income
Dividends		$48,743,023
Income from Fidelity Central Funds (including $309,020 from security lending)		767,448
Income before foreign taxes withheld		49,510,471
Less foreign taxes withheld		(7,498,812)
Total income		42,011,659
Expenses
Custodian fees and expenses	$10,584
Independent trustees' fees and expenses	8,714
Commitment fees	4,111
Total expenses before reductions	23,409
Expense reductions	(34)
Total expenses after reductions		23,375
Net investment income (loss)		41,988,284
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(6,628,516)
Fidelity Central Funds	12,706
Foreign currency transactions	(74,776)
Total net realized gain (loss)		(6,690,586)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	133,914,303
Fidelity Central Funds	859
Assets and liabilities in foreign currencies	(15,674)
Total change in net unrealized appreciation (depreciation)		133,899,488
Net gain (loss)		127,208,902
Net increase (decrease) in net assets resulting from operations		$169,197,186

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2019	Year ended October 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$41,988,284	$36,082,028
Net realized gain (loss)	(6,690,586)	(5,450,709)
Change in net unrealized appreciation (depreciation)	133,899,488	(102,733,008)
Net increase (decrease) in net assets resulting from operations	169,197,186	(72,101,689)
Distributions to shareholders	(33,015,477)	(16,111,554)
Share transactions
Proceeds from sales of shares	499,980,643	164,696,337
Reinvestment of distributions	33,015,477	16,111,554
Cost of shares redeemed	(138,267,378)	(184,063,223)
Net increase (decrease) in net assets resulting from share transactions	394,728,742	(3,255,332)
Total increase (decrease) in net assets	530,910,451	(91,468,575)
Net Assets
Beginning of period	1,385,498,635	1,476,967,210
End of period	$1,916,409,086	$1,385,498,635
Other Information
Shares
Sold	47,300,568	15,644,674
Issued in reinvestment of distributions	3,482,645	1,522,831
Redeemed	(13,464,835)	(17,094,786)
Net increase (decrease)	37,318,378	72,719

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Series Canada Fund

Years ended October 31,	2019	2018	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$9.99	$10.66	$10.00
Income from Investment Operations
Net investment income (loss)B	.27	.26	.06
Net realized and unrealized gain (loss)	.86	(.81)	.60
Total from investment operations	1.13	(.55)	.66
Distributions from net investment income	(.23)	(.10)	–
Distributions from net realized gain	–	(.02)	–
Total distributions	(.23)	(.12)	–
Net asset value, end of period	$10.89	$9.99	$10.66
Total ReturnC,D	11.62%	(5.26)%	6.60%
Ratios to Average Net AssetsE,F
Expenses before reductionsG	-%	-%	- %H
Expenses net of fee waivers, if anyG	-%	-%	- %H
Expenses net of all reductionsG	-%	-%	- %H
Net investment income (loss)	2.63%	2.42%	2.62%H
Supplemental Data
Net assets, end of period (000 omitted)	$1,916,409	$1,385,499	$1,476,967
Portfolio turnover rateI	12%J	36%	3%K

 A For the period August 15, 2017 (commencement of operations) to October 31, 2017.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 G Amount represents less than .005%.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

 K Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2019

1. Organization.

Fidelity Series Canada Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered only to certain other Fidelity funds and Fidelity managed 529 plans. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2019, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards, and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$169,926,335
Gross unrealized depreciation	(97,745,489)
Net unrealized appreciation (depreciation)	$72,180,846
Tax Cost	$1,866,680,023

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$34,304,953
Capital loss carryforward	$(12,114,756)
Net unrealized appreciation (depreciation) on securities and other investments	$72,157,111

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(525,916)
Long-term	(11,588,840)
Total capital loss carryforward	$(12,114,756)

The tax character of distributions paid was as follows:

	October 31, 2019	October 31, 2018
Ordinary Income	$33,015,477	$ 16,111,554

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $533,499,598 and $191,399,646, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund does not pay a management fee. Under the management contract, the investment adviser or an affiliate pays all ordinary operating expenses of the Fund, except custody fees, fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Affiliated Exchanges In-Kind. During the period, the Fund received investments and cash valued at $69,285,091 in exchange for 6,362,267 shares of the Fund. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $4,111 and is reflected in Commitment fees on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. For equity securities, lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. During the period, there were no securities loaned to NFS.

8. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $34.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds and accounts managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Investment Trust and Shareholders of Fidelity Series Canada Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Series Canada Fund (one of the funds constituting Fidelity Investment Trust, referred to hereafter as the “Fund”) as of October 31, 2019, the related statement of operations for the year ended October 31, 2019, the statement of changes in net assets for each of the two years in the period ended October 31, 2019, including the related notes, and the financial highlights for each of the two years in the period ended October 31, 2019 and for the period August 15, 2017 (commencement of operations) through October 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2019 and the financial highlights for each of the two years in the period ended October 31, 2019 and for the period August 15, 2017 (commencement of operations) through October 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 16, 2019

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 298 funds. Mr. Chiel oversees 171 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair (2018-present) and Member (2013-present) of the Board of Governors, State University System of Florida and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present) and as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), a Director of Fortune Brands, Inc. (consumer products, 2000-2011), and a member of the Board of Trustees of the University of Florida (2013-2018).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a Director of Andeavor Logistics LP (natural resources logistics, 2015-2018), a Director of Post Oak Bank (privately-held bank, 2004-2018), a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), an Advisory Director of Riverstone Holdings (private investment), a Director of Spinnaker Exploration Company (exploration and production, 2001-2005) and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Executive Vice President of Fidelity SelectCo, LLC (2019-present), Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Executive Vice President of Fidelity SelectCo, LLC (2019-present), Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as Secretary and CLO of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2019-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2019 to October 31, 2019).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Expenses Paid During Period-B May 1, 2019 to October 31, 2019
Actual	- %-C	$1,000.00	$1,015.90	$--D
Hypothetical-E		$1,000.00	$1,025.21	$--D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C Amount represents less than .005%.

 D Amount represents less than $.005.

 E 5% return per year before expenses

Distributions (Unaudited)

The fund designates 81% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2020 of amounts for use in preparing 2019 income tax returns.

SAD-ANN-1219
1.9883882.102

Fidelity® Series Overseas Fund

Annual Report

October 31, 2019

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2019
Japan	14.3%
United Kingdom	13.3%
France	10.5%
United States of America*	9.6%
Netherlands	9.0%
Switzerland	8.7%
Germany	8.5%
Sweden	4.3%
Ireland	2.8%
Other	19.0%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2019

% of fund's net assets
Stocks and Investment Companies	97.2
Short-Term Investments and Net Other Assets (Liabilities)	2.8

Top Ten Stocks as of October 31, 2019

% of fund's net assets
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	2.7
Nestle SA (Reg. S) (Switzerland, Food Products)	2.2
Unilever NV (Netherlands, Personal Products)	2.2
LVMH Moet Hennessy Louis Vuitton SE (France, Textiles, Apparel & Luxury Goods)	2.1
AIA Group Ltd. (Hong Kong, Insurance)	2.1
SAP SE (Germany, Software)	2.0
Diageo PLC (United Kingdom, Beverages)	2.0
Hoya Corp. (Japan, Health Care Equipment & Supplies)	1.8
ASML Holding NV (Netherlands) (Netherlands, Semiconductors & Semiconductor Equipment)	1.7
Total SA (France, Oil, Gas & Consumable Fuels)	1.6
20.4

Top Market Sectors as of October 31, 2019

% of fund's net assets
Financials	20.2
Industrials	19.3
Consumer Staples	14.4
Information Technology	13.1
Health Care	12.2
Consumer Discretionary	8.8
Materials	2.8
Energy	2.6
Communication Services	1.9
Real Estate	1.4

Schedule of Investments October 31, 2019

Showing Percentage of Net Assets

Common Stocks - 96.4%
	Shares	Value
Austria - 0.6%
Erste Group Bank AG	1,095,207	$38,684,410
Bailiwick of Jersey - 1.4%
Experian PLC	2,223,211	69,922,427
Sanne Group PLC	2,529,771	17,302,237

TOTAL BAILIWICK OF JERSEY		87,224,664

Belgium - 1.4%
KBC Groep NV	1,255,165	88,024,802
Bermuda - 2.6%
Credicorp Ltd. (United States)	180,075	38,543,253
Hiscox Ltd.	2,576,640	49,697,618
IHS Markit Ltd. (a)	1,030,500	72,155,610

TOTAL BERMUDA		160,396,481

Brazil - 0.7%
IRB Brasil Resseguros SA	4,490,700	42,314,812
Canada - 1.2%
Constellation Software, Inc.	74,570	73,648,845
Denmark - 1.1%
DSV A/S	719,731	69,837,157
France - 10.5%
ALTEN	372,856	40,940,068
Amundi SA (b)	470,791	33,604,685
Capgemini SA	616,262	69,384,652
Danone SA	1,064,639	88,196,083
Edenred SA	885,829	46,631,952
Elior SA (b)	877,043	11,336,945
Essilor International SA	300,439	45,838,892
LVMH Moet Hennessy Louis Vuitton SE	311,339	132,959,197
SR Teleperformance SA	368,528	83,519,118
Total SA	1,930,316	102,052,420

TOTAL FRANCE		654,464,012

Germany - 8.2%
adidas AG	280,232	86,527,461
Bayer AG	609,301	47,267,255
Deutsche Borse AG	427,802	66,249,288
Deutsche Post AG	1,424,539	50,444,030
Hannover Reuck SE	389,416	68,969,328
SAP SE	947,376	125,528,725
Vonovia SE	1,189,435	63,290,982

TOTAL GERMANY		508,277,069

Hong Kong - 2.1%
AIA Group Ltd.	13,017,588	129,632,068
Dah Sing Banking Group Ltd.	14,800	19,133

TOTAL HONG KONG		129,651,201

India - 0.5%
HDFC Bank Ltd. sponsored ADR	475,074	29,022,271
Indonesia - 0.4%
PT Bank Rakyat Indonesia Tbk	91,779,451	27,500,361
Ireland - 2.8%
DCC PLC (United Kingdom)	714,914	67,009,980
Kerry Group PLC Class A	586,063	70,854,150
Kingspan Group PLC (Ireland)	704,916	36,526,518

TOTAL IRELAND		174,390,648

Israel - 0.3%
NICE Systems Ltd. sponsored ADR (a)	131,573	20,760,904
Italy - 1.7%
FinecoBank SpA	3,980,785	44,841,672
Recordati SpA	1,457,139	61,219,293

TOTAL ITALY		106,060,965

Japan - 14.3%
A/S One Corp.	92,300	7,717,968
Hoya Corp.	1,278,507	112,990,907
Kao Corp.	849,768	68,320,232
Keyence Corp.	144,197	91,175,246
Nitori Holdings Co. Ltd.	365,334	55,607,901
Olympus Corp.	4,207,092	57,243,341
Oracle Corp. Japan	290,507	25,534,454
ORIX Corp.	2,401,736	37,743,028
Otsuka Corp.	1,056,106	42,580,040
Persol Holdings Co., Ltd.	1,616,453	31,048,864
Recruit Holdings Co. Ltd.	1,852,846	61,577,565
Relo Group, Inc.	1,000,528	24,486,356
Shiseido Co. Ltd.	760,136	62,671,655
SMC Corp.	164,421	71,036,648
Suzuki Motor Corp.	925,445	43,694,067
Tsuruha Holdings, Inc.	472,632	53,165,693
Welcia Holdings Co. Ltd.	780,896	44,870,507

TOTAL JAPAN		891,464,472

Korea (South) - 0.3%
LG Chemical Ltd.	73,046	19,193,230
Luxembourg - 0.4%
Eurofins Scientific SA (c)	43,565	22,068,690
Mexico - 0.2%
Grupo Financiero Banorte S.A.B. de CV Series O	2,696,972	14,721,080
Netherlands - 9.0%
ASML Holding NV (Netherlands)	397,328	104,145,473
Heineken NV (Bearer)	650,705	66,375,384
IMCD Group BV	867,951	67,665,000
Koninklijke Philips Electronics NV	1,971,215	86,485,320
Prosus NV (a)	147,305	10,158,005
QIAGEN NV (Germany) (a)	845,720	25,382,360
Unilever NV	2,352,290	138,914,804
Wolters Kluwer NV	824,351	60,698,700

TOTAL NETHERLANDS		559,825,046

Norway - 1.9%
Adevinta ASA:
rights 11/12/19 (a)	1,264,731	193,365
Class B	1,981,685	22,626,526
Equinor ASA	3,250,115	60,116,958
Schibsted ASA (A Shares)	1,285,654	37,746,946

TOTAL NORWAY		120,683,795

South Africa - 0.4%
Naspers Ltd. Class N	169,505	23,986,418
Spain - 0.9%
Amadeus IT Holding SA Class A	735,996	54,455,610
Sweden - 4.3%
AddTech AB (B Shares)	912,272	25,367,921
ASSA ABLOY AB (B Shares)	2,448,848	58,156,171
EQT AB (a)	2,495,400	23,941,698
Hexagon AB (B Shares)	924,288	47,182,654
Indutrade AB	1,832,895	56,416,044
Svenska Handelsbanken AB (A Shares)	5,708,989	57,294,341

TOTAL SWEDEN		268,358,829

Switzerland - 8.7%
Alcon, Inc. (a)	974,800	57,776,396
Julius Baer Group Ltd.	1,203,112	53,278,168
Nestle SA (Reg. S)	1,306,811	139,804,397
Roche Holding AG (participation certificate)	551,952	166,113,254
Sika AG	324,207	55,705,105
Swiss Re Ltd.	645,561	67,599,038

TOTAL SWITZERLAND		540,276,358

Taiwan - 0.9%
Taiwan Semiconductor Manufacturing Co. Ltd.	5,614,684	54,919,064
United Kingdom - 13.3%
Beazley PLC	5,952,510	45,222,574
Cineworld Group PLC	10,338,434	29,823,740
Compass Group PLC	3,456,699	92,031,463
Cranswick PLC	624,184	25,096,980
Dechra Pharmaceuticals PLC	733,463	24,987,401
Diageo PLC	3,010,747	123,232,821
Diploma PLC	2,124,323	44,000,351
InterContinental Hotel Group PLC	778,424	47,106,128
Intertek Group PLC	818,308	56,730,946
London Stock Exchange Group PLC	858,754	77,389,907
M&G PLC (a)	191,101	529,246
Mondi PLC	1,867,360	38,641,684
Prudential PLC	4,011,112	70,061,441
RELX PLC (London Stock Exchange)	2,823,955	67,965,827
Rentokil Initial PLC	9,846,322	57,968,899
Victrex PLC	1,056,922	30,065,083

TOTAL UNITED KINGDOM		830,854,491

United States of America - 6.3%
Alphabet, Inc. Class C (a)	26,241	33,066,547
Becton, Dickinson & Co.	167,462	42,870,272
Boston Scientific Corp. (a)	1,082,846	45,154,678
Global Payments, Inc.	320,527	54,226,758
International Flavors & Fragrances, Inc. (c)	250,059	30,509,699
Marsh & McLennan Companies, Inc.	610,228	63,231,825
Moody's Corp.	145,968	32,213,678
Roper Technologies, Inc.	121,636	40,986,467
S&P Global, Inc.	183,858	47,433,525

TOTAL UNITED STATES OF AMERICA		389,693,449

TOTAL COMMON STOCKS
(Cost $5,824,863,784)		6,000,759,134

Nonconvertible Preferred Stocks - 0.3%
Germany - 0.3%
Henkel AG & Co. KGaA
(Cost $20,523,769)	207,589	21,573,408

Investment Companies - 0.5%
United States of America - 0.5%
iShares MSCI Japan ETF
(Cost $27,883,992)	509,095	29,873,695

Money Market Funds - 2.5%
Fidelity Cash Central Fund 1.83% (d)	136,380,388	136,407,664
Fidelity Securities Lending Cash Central Fund 1.84% (d)(e)	19,872,416	19,874,403
TOTAL MONEY MARKET FUNDS
(Cost $156,282,614)		156,282,067
TOTAL INVESTMENT IN SECURITIES - 99.7%
(Cost $6,029,554,159)		6,208,488,304
NET OTHER ASSETS (LIABILITIES) - 0.3%		18,317,862
NET ASSETS - 100%		$6,226,806,166

Security Type Abbreviations

ETF – Exchange-Traded Fund

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $44,941,630 or 0.7% of net assets.

 (c) Security or a portion of the security is on loan at period end.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$924,467
Fidelity Securities Lending Cash Central Fund	5,777
Total	$930,244

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$123,457,124	$123,457,124	$--	$--
Consumer Discretionary	549,246,477	153,861,303	395,385,174	--
Consumer Staples	903,076,114	322,814,726	580,261,388	--
Energy	162,169,378	60,116,958	102,052,420	--
Financials	1,265,065,487	745,897,752	519,167,735	--
Health Care	757,277,135	279,459,090	477,818,045	--
Industrials	1,195,666,195	973,846,947	221,819,248	--
Information Technology	804,482,493	360,599,491	443,883,002	--
Materials	174,114,801	174,114,801	--	--
Real Estate	87,777,338	63,290,982	24,486,356	--
Investment Companies	29,873,695	29,873,695	--	--
Money Market Funds	156,282,067	156,282,067	--	--
Total Investments in Securities:	$6,208,488,304	$3,443,614,936	$2,764,873,368	$--

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2019
Assets
Investment in securities, at value (including securities loaned of $19,044,396) — See accompanying schedule: Unaffiliated issuers (cost $5,873,271,545)	$6,052,206,237
Fidelity Central Funds (cost $156,282,614)	156,282,067
Total Investment in Securities (cost $6,029,554,159)		$6,208,488,304
Foreign currency held at value (cost $2,753,742)		2,753,742
Receivable for investments sold		13,442,296
Receivable for fund shares sold		208,393,698
Dividends receivable		3,973,074
Distributions receivable from Fidelity Central Funds		238,872
Other receivables		115
Total assets		6,437,290,101
Liabilities
Payable for investments purchased	$190,210,758
Payable for fund shares redeemed	227,710
Other affiliated payables	24,669
Other payables and accrued expenses	145,158
Collateral on securities loaned	19,875,640
Total liabilities		210,483,935
Net Assets		$6,226,806,166
Net Assets consist of:
Paid in capital		$6,043,229,996
Total accumulated earnings (loss)		183,576,170
Net Assets, for 610,601,910 shares outstanding		$6,226,806,166
Net Asset Value, offering price and redemption price per share ($6,226,806,166 ÷ 610,601,910 shares)		$10.20

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		For the period June 21, 2019 (commencement of operations) to October 31, 2019
Investment Income
Dividends		$11,321,115
Non-Cash dividends		8,023,279
Income from Fidelity Central Funds (including $5,777 from security lending)		930,244
Income before foreign taxes withheld		20,274,638
Less foreign taxes withheld		(1,097,188)
Total income		19,177,450
Expenses
Custodian fees and expenses	$145,159
Independent trustees' fees and expenses	3,171
Total expenses		148,330
Net investment income (loss)		19,029,120
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(11,641,333)
Fidelity Central Funds	(690)
Foreign currency transactions	(3,025,388)
Total net realized gain (loss)		(14,667,411)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	178,934,692
Fidelity Central Funds	(547)
Assets and liabilities in foreign currencies	280,316
Total change in net unrealized appreciation (depreciation)		179,214,461
Net gain (loss)		164,547,050
Net increase (decrease) in net assets resulting from operations		$183,576,170

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

For the period June 21, 2019 (commencement of operations) to October 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$19,029,120
Net realized gain (loss)	(14,667,411)
Change in net unrealized appreciation (depreciation)	179,214,461
Net increase (decrease) in net assets resulting from operations	183,576,170
Share transactions
Proceeds from sales of shares	6,044,906,528
Cost of shares redeemed	(1,676,532)
Net increase (decrease) in net assets resulting from share transactions	6,043,229,996
Total increase (decrease) in net assets	6,226,806,166
Net Assets
Beginning of period	–
End of period	$6,226,806,166
Other Information
Shares
Sold	610,767,928
Redeemed	(166,018)
Net increase (decrease)	610,601,910

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Series Overseas Fund

Year ended October 31,	2019 A
Selected Per–Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss)B	.06C
Net realized and unrealized gain (loss)	.14
Total from investment operations	.20
Net asset value, end of period	$10.20
Total ReturnD	2.00%
Ratios to Average Net AssetsE,F
Expenses before reductions	.01%G
Expenses net of fee waivers, if any	.01%G
Expenses net of all reductions	.01%G
Net investment income (loss)	1.69%C,G
Supplemental Data
Net assets, end of period (000 omitted)	$6,226,806
Portfolio turnover rateH	12%I,J

 A For the period June 21, 2019 (commencement of operations) to October 31, 2019.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. This dividend is not annualized in the ratio of net investment income (loss) to average net assets. Excluding this non-recurring dividend the ratio of net investment income (loss) to average net assets would have been .98%.

 D Total returns for periods of less than one year are not annualized.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

 J Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2019

1. Organization.

Fidelity Series Overseas Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered only to certain other Fidelity funds and Fidelity managed 529 plans. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

ETFs are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2019 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Non-cash Dividends" and the impact of these dividends is presented in the Financial Highlights. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2019, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$268,507,500
Gross unrealized depreciation	(101,391,232)
Net unrealized appreciation (depreciation)	$167,116,268
Tax Cost	$6,041,372,036

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$18,410,077
Capital loss carryforward	$(2,072,608)
Net unrealized appreciation (depreciation) on securities and other investments	$167,238,701

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(2,072,608)
Total capital loss carryforward	$(2,072,608)

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $5,548,315,875 and $386,136,347, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund does not pay a management fee. Under the management contract, the investment adviser or an affiliate pays all ordinary operating expenses of the Fund, except custody fees, fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $1,847 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Affiliated Exchanges In-Kind. During the period, the Fund received investments and cash valued at $731,768,541 in exchange for 73,470,737 shares of the Fund. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

6. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. For equity securities, lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Total fees paid by the Fund to NFS, as lending agent, amounted to $38. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. During the period, there were no securities loaned to NFS.

7. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds and accounts managed by FMR or its affiliates were the owners of record of all of the outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity Series Overseas Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Series Overseas Fund, including the schedule of investments, as of October 31, 2019, the related statement of operations, the statement of changes in net assets and the financial highlights for the period from June 21, 2019 (commencement of operations) to October 31, 2019 and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, and the results of its operations, the changes in its net assets and the financial highlights for the period from June 21, 2019 (commencement of operations) to October 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 16, 2019

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 298 funds. Mr. Chiel oversees 171 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair (2018-present) and Member (2013-present) of the Board of Governors, State University System of Florida and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present) and as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), a Director of Fortune Brands, Inc. (consumer products, 2000-2011), and a member of the Board of Trustees of the University of Florida (2013-2018).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a Director of Andeavor Logistics LP (natural resources logistics, 2015-2018), a Director of Post Oak Bank (privately-held bank, 2004-2018), a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), an Advisory Director of Riverstone Holdings (private investment), a Director of Spinnaker Exploration Company (exploration and production, 2001-2005) and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Executive Vice President of Fidelity SelectCo, LLC (2019-present), Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Executive Vice President of Fidelity SelectCo, LLC (2019-present), Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as Secretary and CLO of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2019-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 21, 2019 to October 31, 2019). The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (May 1, 2019 to October 31, 2019).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value	Ending Account Value October 31, 2019	Expenses Paid During Period
Actual	.01%	$1,000.00	$1,020.00	$.04-B
Hypothetical-C		$1,000.00	$1,025.16	$.05-D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Actual expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 133/365 (to reflect the period June 21, 2019 to October 31, 2019).

 C 5% return per year before expenses

 D Hypothetical expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Distributions (Unaudited)

The fund will notify shareholders in January 2020 of amounts for use in preparing 2019 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Series Overseas Fund

On March 6, 2019, the Board of Trustees, including the Independent Trustees (together, the Board), voted to approve the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements with affiliates of FMR (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are collectively referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy, and the purpose of Series funds generally. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Administrative Services.  The Board considered the nature, extent, quality, and cost of advisory and administrative services to be performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund. The Board also considered the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors.

Investment Performance.  The fund is a new fund and therefore had no historical performance for the Board to review at the time it approved the fund's Advisory Contracts. The Board considered the Investment Advisers' strength in fundamental, research-driven security selection, which the Board is familiar with through its supervision of other Fidelity funds.

Based on its review, the Board considered that the fund will not pay a management fee and concluded that the nature, extent, and quality of services to be provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio  ..The Board considered that the fund will not pay FMR a management fee for investment advisory services. In reviewing the Advisory Contracts, the Board also considered the projected total expense ratio of the fund. The Board noted that FMR or an affiliate undertakes to pay all operating expenses of the fund, except transfer agent fees, 12b-1 fees, Independent Trustee fees and expenses, custodian fees and expenses, proxy and shareholder meeting expenses, interest, taxes, and extraordinary expenses (such as litigation expenses).

The Board also noted that FMR has contractually agreed to reimburse the fund to the extent that total operating expenses (excluding interest, certain taxes, fees and expenses of the Independent Trustees, proxy and shareholder meeting expenses, extraordinary expenses, and acquired fund fees and expenses, if any, as well as non-operating expenses such as brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable), as a percentage of its average net assets exceed 0.014%, through February 28, 2023.

Based on its review, the Board concluded that the fund's projected total expense ratio was reasonable in light of the services that the fund and its shareholders will receive and the other factors considered.

Costs of the Services and Profitability.  The fund is a new fund and therefore no revenue, cost, or profitability data was available for the Board to review in respect of the fund at the time it approved the Advisory Contracts. In connection with its future renewal of the fund's Advisory Contracts, the Board will consider the level of Fidelity's profits in respect of all the Fidelity funds.

Economies of Scale.  The Board concluded that because the fund will pay no advisory fees and FMR or an affiliate will bear all expenses of the fund, with certain limited exceptions, the realization of economies of scale was not a material factor in the Board's decision to approve the fund's Advisory Contracts.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board received information explaining that the fund is offered exclusively to other Fidelity funds, which use the fund to gain exposure to a specific type of investment. The Board also noted that those Fidelity funds investing in the fund will benefit from investing in one centralized fund as the fund may deliver more uniform asset class performance and offer additional opportunities to generate returns and diversify the investing funds' equity allocations.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory and sub-advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be approved.

SOV-ANN-1219
1.9894003.100

Fidelity® Total International Equity Fund

Annual Report

October 31, 2019

Includes Fidelity and Fidelity Advisor share classes

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2019	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	8.04%	3.65%	5.39%
Class M (incl. 3.50% sales charge)	10.38%	3.87%	5.37%
Class C (incl. contingent deferred sales charge)	12.83%	4.08%	5.21%
Fidelity® Total International Equity Fund	14.97%	5.18%	6.32%
Class I	15.11%	5.19%	6.30%
Class Z	15.13%	5.27%	6.34%

 Class C shares' contingent deferred sales charges included in the past one year and life of fund total return figures are 1% and 0%, respectively.

 Class C shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 1%, 0%, and 0%, respectively.

 The initial offering of Class Z shares took place on February 1, 2017. Returns prior to February 1, 2017, are those of Class I.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Total International Equity Fund, a class of the fund, on October 31, 2009.

The chart shows how the value of your investment would have changed, and also shows how the MSCI ACWI (All Country World Index) ex USA Index performed over the same period.

Period Ending Values
$18,456	Fidelity® Total International Equity Fund - Fidelity® Total International Equity Fund
$16,440	MSCI ACWI (All Country World Index) ex USA Index

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index gained 11.47% for the 12 months ending October 31, 2019, as international stocks reflected a confluence of factors, including escalating trade tension, moderating but still positive global economic growth and uncertainty about the U.K.’s planned “Brexit” from the European Union. In late December, the U.S. Federal Reserve shifted from raising interest rates to a more dovish policy in 2019, joining many foreign central banks that had cut policy rates. In June, international stocks rose 6.03%, as policy stimulus in China stabilized that country’s economic growth. The Fed cut its policy rate in July for the first time since 2008. However, the index returned -1.21% for the month, followed by -3.08% in August. In September, the Fed cut its policy rate another quarter point, citing concerns about slowing economic growth and muted inflation, and did the same in October, leading to monthly gains of 2.59% and 3.49%, respectively. For the full 12 months, the growth-oriented information technology sector (+22%) led the way, followed by utilities (+20%) and real estate (+18%), two high-dividend-yielding categories. Consumer discretionary gained 16%. Conversely, energy was roughly flat, while materials (+6%) and communication services (7%) also lagged. By region, Asia Pacific ex Japan (+16%), Europe ex U.K (+13%), Canada (+12%) and emerging markets (+12%) fared best. Meanwhile, the U.K. (+7%) and Japan (+10%) trailed the broader market.

Comments from Co-Portfolio Manager Jed Weiss:  For the fiscal year, the fund’s share classes (excluding sales charges, if applicable) gained roughly 14% to 15%, outpacing the benchmark MSCI ACWI (All Country World Index) ex USA Index. Versus the benchmark, the fund benefited most from sizable out-of-benchmark exposure to the U.S., as well as strong security selection in China and Japan. By sector, positioning in information technology notably aided the portfolio’s relative result, as did investment choices within financials and consumer staples. Conversely, picks in the U.K. and Spain weighed on the portfolio’s relative return, as was the case among energy stocks. The fund’s underweighting in the strong-performing utilities sector also detracted the past 12 months. The biggest individual relative contributor was an out-of-benchmark stake in U.S.-based credit-card processor Mastercard (+42%) as the firm continued to maintain considerable pricing power and significant market share. Throughout the period, Japanese multinational Hoya (+58%) – a supplier of electronics products to the semiconductor industry – executed well and benefitted from the ongoing structural-growth in extreme ultraviolet lithography (EUV) technology, further propelling relative performance. Netherlands-based chip-equipment firm ASML Holding (+54%), which was a beneficiary of both the build-out of 5G wireless networks as well as growth in its EUV systems business, also contributed. In contrast, the fund’s largest stock-specific detractor was untimely ownership of Thai cement, chemicals and packaging company Siam Cement Public Company (-17%), whose stock declined late in the period due to the firm’s lower growth and profitability outlook. Also hampering the portfolio’s relative result was an overweighting in Spanish airline-reservation software provider Amadeus IT Group (-5%), amid decelerating airline-traffic growth and increasingly aggressive competition. Lastly, I'll note that the fund's stake in cash – representing about 2% of assets, on average – weighed on the portfolio’s relative return amid the strong, uptrending market this period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to Shareholders:  On February 22, 2019, Sam Polyak assumed co-management responsibilities for the fund's emerging-markets subportfolio, joining Co-Manager Sammy Simnegar. On October 1, 2019, Simnegar will come off of the subportfolio, leaving Polyak as sole Portfolio Manager.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2019
Japan	14.8%
United Kingdom	8.3%
United States of America*	8.2%
Germany	7.3%
France	6.7%
Canada	6.4%
China	5.2%
Switzerland	4.8%
Cayman Islands	4.0%
Other	34.3%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2019

% of fund's net assets
Stocks	98.5
Short-Term Investments and Net Other Assets (Liabilities)	1.5

Top Ten Stocks as of October 31, 2019

% of fund's net assets
Samsung Electronics Co. Ltd. (Korea (South), Technology Hardware, Storage & Peripherals)	2.5
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	2.0
Nestle SA (Reg. S) (Switzerland, Food Products)	1.9
Tencent Holdings Ltd. (Cayman Islands, Interactive Media & Services)	1.7
SAP SE (Germany, Software)	1.4
ASML Holding NV (Netherlands) (Netherlands, Semiconductors & Semiconductor Equipment)	1.2
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	1.2
Industrial & Commercial Bank of China Ltd. (H Shares) (China, Banks)	1.1
Linde PLC (Germany, Chemicals)	1.1
BP PLC (United Kingdom, Oil, Gas & Consumable Fuels)	1.1
15.2

Top Market Sectors as of October 31, 2019

% of fund's net assets
Financials	24.2
Information Technology	16.4
Industrials	14.9
Materials	9.5
Consumer Discretionary	8.0
Health Care	6.5
Consumer Staples	6.1
Energy	5.9
Communication Services	4.0
Real Estate	2.0

Schedule of Investments October 31, 2019

Showing Percentage of Net Assets

Common Stocks - 97.3%
	Shares	Value
Australia - 1.8%
Beacon Lighting Group Ltd.	15,420	$12,916
Commonwealth Bank of Australia	7,327	397,271
CSL Ltd.	4,794	845,452
Imdex Ltd.	15,011	16,437
Insurance Australia Group Ltd.	40,838	223,754
Macquarie Group Ltd.	2,976	274,796

TOTAL AUSTRALIA		1,770,626

Austria - 0.2%
Erste Group Bank AG	5,900	208,397
Bailiwick of Jersey - 0.8%
Experian PLC	12,100	380,558
Glencore Xstrata PLC	83,900	253,242
Integrated Diagnostics Holdings PLC (a)	7,500	35,400
WPP PLC	12,200	152,251

TOTAL BAILIWICK OF JERSEY		821,451

Belgium - 0.7%
Barco NV	310	67,420
KBC Ancora	961	45,766
KBC Groep NV	7,512	526,817

TOTAL BELGIUM		640,003

Brazil - 1.7%
BM&F BOVESPA SA	46,500	560,945
IRB Brasil Resseguros SA	47,600	448,524
Natura Cosmeticos SA	27,800	215,995
Suzano Papel e Celulose SA	57,600	468,785

TOTAL BRAZIL		1,694,249

Canada - 6.4%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	27,298	818,671
Brookfield Asset Management, Inc. Class A	7,000	387,070
Canadian National Railway Co.	9,736	870,777
Canadian Pacific Railway Ltd.	3,116	708,582
Constellation Software, Inc.	672	663,699
Franco-Nevada Corp.	5,934	575,784
McCoy Global, Inc. (b)	7,000	3,189
New Look Vision Group, Inc.	1,300	31,585
Nutrien Ltd.	14,086	673,874
Pason Systems, Inc.	15,045	161,519
PrairieSky Royalty Ltd.	13,458	131,402
Richelieu Hardware Ltd.	1,000	20,530
ShawCor Ltd. Class A	800	8,054
Suncor Energy, Inc.	12,294	365,525
The Toronto-Dominion Bank	12,000	685,233
Waste Connection, Inc. (Canada)	2,000	184,739

TOTAL CANADA		6,290,233

Cayman Islands - 4.0%
Airtac International Group	30,000	410,683
Alibaba Group Holding Ltd. sponsored ADR (b)	2,700	477,009
JD.com, Inc. sponsored ADR (b)	8,132	253,312
Li Ning Co. Ltd.	171,500	581,526
Meituan Dianping Class B (b)	24,500	292,239
PagSeguro Digital Ltd. (b)	5,707	211,616
Tencent Holdings Ltd.	41,700	1,691,474

TOTAL CAYMAN ISLANDS		3,917,859

Chile - 0.2%
Banco de Chile	1,790,400	230,560
China - 5.2%
AVIC Jonhon OptronicTechnology Co. Ltd.	53,950	308,876
C&S Paper Co. Ltd. (A Shares)	149,700	264,713
China Life Insurance Co. Ltd. (H Shares)	157,000	403,756
China Merchants Bank Co. Ltd. (H Shares)	165,500	789,308
China Petroleum & Chemical Corp. (H Shares)	612,000	348,090
Haier Smart Home Co. Ltd. (A Shares)	390,300	886,474
Industrial & Commercial Bank of China Ltd. (H Shares)	1,537,000	1,101,097
Ping An Insurance Group Co. of China Ltd. (H Shares)	16,500	190,440
Shenzhen Inovance Technology Co. Ltd. (A Shares)	140,800	498,145
Yantai Jereh Oilfield Services (A Shares)	56,300	244,868
Zhejiang Sanhua Intelligent Controls Co. Ltd. (A Shares)	14,080	27,973

TOTAL CHINA		5,063,740

Denmark - 0.4%
A.P. Moller - Maersk A/S Series B	116	147,970
Ambu A/S Series B	1,400	21,986
Jyske Bank A/S (Reg.)	554	18,418
Netcompany Group A/S (a)(b)	960	40,872
ORSTED A/S (a)	1,100	96,489
SimCorp A/S	550	49,139
Spar Nord Bank A/S	2,731	26,663

TOTAL DENMARK		401,537

Finland - 0.3%
Sampo Oyj (A Shares)	4,553	186,581
Tikkurila Oyj	4,880	77,830

TOTAL FINLAND		264,411

France - 6.7%
ALTEN	600	65,881
Atos Origin SA	2,029	157,464
AXA SA	23,106	611,644
Bouygues SA	4,779	202,541
Capgemini SA	1,802	202,886
Edenred SA	6,300	331,646
Elis SA	6,651	127,068
Laurent-Perrier Group SA	259	25,709
Legrand SA	3,600	280,975
LVMH Moet Hennessy Louis Vuitton SE	1,500	640,584
Natixis SA	30,600	140,301
Safran SA	3,600	569,539
Sanofi SA	6,328	583,360
Societe Generale Series A	8,729	248,243
SR Teleperformance SA	1,100	249,292
Thales SA	1,600	156,392
Total SA	18,415	973,569
Vetoquinol SA	600	39,080
VINCI SA	5,200	583,436
Vivendi SA	9,752	271,475
Worldline SA (a)(b)	1,758	106,760

TOTAL FRANCE		6,567,845

Germany - 6.8%
Bayer AG	6,575	510,064
CompuGroup Medical AG	1,696	108,575
Continental AG	1,500	200,911
CTS Eventim AG	862	52,155
Daimler AG (Germany)	4,200	245,502
Deutsche Borse AG	2,200	340,691
DIC Asset AG	1,300	18,124
Hannover Reuck SE	2,200	389,641
HeidelbergCement Finance AG	4,500	334,356
Linde PLC	5,552	1,097,558
MTU Aero Engines Holdings AG	2,000	534,006
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	1,100	305,481
Nexus AG	1,420	50,362
Rheinmetall AG	1,700	204,485
RWE AG	7,700	234,705
SAP SE	10,433	1,382,388
Vonovia SE	11,915	634,009
WashTec AG	350	17,605

TOTAL GERMANY		6,660,618

Greece - 0.0%
Motor Oil (HELLAS) Corinth Refineries SA	500	12,346
Hong Kong - 2.5%
AIA Group Ltd.	101,000	1,005,781
China Resources Beer Holdings Co. Ltd.	142,000	728,038
CNOOC Ltd. sponsored ADR	2,218	329,462
Hong Kong Exchanges and Clearing Ltd.	12,200	380,079

TOTAL HONG KONG		2,443,360

India - 1.6%
Embassy Office Parks (REIT)	5,600	32,554
Housing Development Finance Corp. Ltd.	22,494	674,604
Infosys Ltd. sponsored ADR	23,371	224,128
Jyothy Laboratories Ltd.	5,588	13,768
Larsen & Toubro Ltd.	11,600	240,504
Shree Cement Ltd.	700	196,090
Solar Industries India Ltd. (b)	15,200	227,003

TOTAL INDIA		1,608,651

Indonesia - 0.4%
PT Bank Mandiri (Persero) Tbk	526,400	263,131
PT Bank Rakyat Indonesia Tbk	449,600	134,716

TOTAL INDONESIA		397,847

Ireland - 0.9%
CRH PLC	9,718	353,830
CRH PLC sponsored ADR	13,029	475,559
FBD Holdings PLC	1,972	19,486

TOTAL IRELAND		848,875

Israel - 0.7%
Azrieli Group	232	17,872
Elbit Systems Ltd. (Israel)	3,463	567,431
Ituran Location & Control Ltd.	2,161	53,009
Strauss Group Ltd.	2,059	62,335
Tel Aviv Stock Exchange Ltd.	7,200	26,659

TOTAL ISRAEL		727,306

Italy - 1.6%
Assicurazioni Generali SpA	13,900	281,761
Enel SpA	84,700	656,456
Interpump Group SpA	8,091	221,627
Intesa Sanpaolo SpA	94,900	237,803
Mediobanca SpA	18,134	215,395

TOTAL ITALY		1,613,042

Japan - 14.8%
Ai Holdings Corp.	1,100	19,936
Aoki Super Co. Ltd.	1,000	23,799
Artnature, Inc.	2,000	13,285
Aucnet, Inc.	1,300	17,855
Azbil Corp.	14,700	409,060
Broadleaf Co. Ltd.	7,000	39,328
Central Automotive Products Ltd.	2,400	46,970
Coca-Cola West Co. Ltd.	900	20,434
Daiichikosho Co. Ltd.	1,300	61,799
Daikokutenbussan Co. Ltd.	700	21,840
DENSO Corp.	9,200	427,155
East Japan Railway Co.	2,500	226,953
Fanuc Corp.	3,200	631,198
Funai Soken Holdings, Inc.	1,250	30,117
GCA Savvian Group Corp.	2,200	17,593
Goldcrest Co. Ltd.	2,760	57,013
Hitachi High-Technologies Corp.	3,300	205,312
Hoya Corp.	10,100	892,610
Ibiden Co. Ltd.	3,800	87,745
Idemitsu Kosan Co. Ltd.	6,900	202,827
Itochu Corp.	19,600	409,795
Kao Corp.	2,900	233,156
Keyence Corp.	1,542	975,001
Kobayashi Pharmaceutical Co. Ltd.	550	43,978
Koshidaka Holdings Co. Ltd.	5,800	84,222
Kusuri No Aoki Holdings Co. Ltd.	600	44,746
Lasertec Corp.	1,800	129,395
Medikit Co. Ltd.	600	38,021
Minebea Mitsumi, Inc.	15,600	296,268
Miroku Jyoho Service Co., Ltd.	800	21,086
Misumi Group, Inc.	17,800	447,470
Mitsubishi Estate Co. Ltd.	8,900	172,797
Mitsubishi UFJ Financial Group, Inc.	92,600	480,065
Mitsuboshi Belting Ltd.	1,500	28,224
Mitsui Fudosan Co. Ltd.	8,800	225,129
Nabtesco Corp.	6,500	206,926
Nagaileben Co. Ltd.	2,900	69,131
Nihon Parkerizing Co. Ltd.	7,500	87,937
Nintendo Co. Ltd.	300	110,036
NS Tool Co. Ltd.	1,200	23,396
OBIC Co. Ltd.	3,300	413,177
Oracle Corp. Japan	2,400	210,951
ORIX Corp.	23,300	366,157
OSG Corp.	11,800	252,396
Paramount Bed Holdings Co. Ltd.	1,500	57,356
ProNexus, Inc.	2,000	23,468
Recruit Holdings Co. Ltd.	13,900	461,953
San-Ai Oil Co. Ltd.	5,000	52,346
Shin-Etsu Chemical Co. Ltd.	3,500	390,254
Shinsei Bank Ltd.	15,600	243,200
SHO-BOND Holdings Co. Ltd.	10,480	406,734
Shoei Co. Ltd.	2,000	87,060
SK Kaken Co. Ltd.	120	51,243
SoftBank Corp.	1,600	61,546
Software Service, Inc.	500	53,904
Sony Corp.	2,400	146,086
Sony Financial Holdings, Inc.	12,800	275,372
Sumitomo Mitsui Financial Group, Inc.	13,600	482,843
Suzuki Motor Corp.	2,700	127,478
Takeda Pharmaceutical Co. Ltd.	9,761	352,695
Techno Medica Co. Ltd.	500	10,389
The Monogatari Corp.	280	24,182
TKC Corp.	700	29,488
Tocalo Co. Ltd.	2,500	24,647
Tokio Marine Holdings, Inc.	8,900	481,184
Tokyo Electron Ltd.	800	162,079
Toyota Motor Corp.	14,100	978,270
USS Co. Ltd.	31,400	608,161
Welcia Holdings Co. Ltd.	500	28,730
Workman Co. Ltd.	600	42,468
Yamada Consulting Group Co. Ltd.	1,100	19,831
Yamato Kogyo Co. Ltd.	600	15,565

TOTAL JAPAN		14,520,821

Kenya - 0.1%
Safaricom Ltd.	482,100	138,843
Korea (South) - 3.3%
BGF Retail Co. Ltd.	735	111,793
Leeno Industrial, Inc.	264	12,001
Samsung Electronics Co. Ltd.	56,327	2,425,789
Shinhan Financial Group Co. Ltd.	20,130	729,151

TOTAL KOREA (SOUTH)		3,278,734

Mexico - 0.9%
CEMEX S.A.B. de CV sponsored ADR	60,700	228,839
Grupo Financiero Banorte S.A.B. de CV Series O	127,200	694,305

TOTAL MEXICO		923,144

Netherlands - 2.2%
Aalberts Industries NV	2,100	84,457
AerCap Holdings NV (b)	3,800	219,944
ASML Holding NV (Netherlands)	4,500	1,179,516
ING Groep NV (Certificaten Van Aandelen)	28,276	320,183
Koninklijke Philips Electronics NV	5,647	247,757
Prosus NV (b)	1,650	113,782
Takeaway.com Holding BV (a)(b)	330	26,868

TOTAL NETHERLANDS		2,192,507

New Zealand - 0.2%
Auckland International Airport Ltd.	27,737	165,308
Norway - 0.4%
Adevinta ASA:
rights 11/12/19 (b)	3,600	550
Class B	13,133	149,950
Kongsberg Gruppen ASA	4,200	62,022
Schibsted ASA (B Shares)	6,033	168,470
Skandiabanken ASA (a)	3,000	21,302

TOTAL NORWAY		402,294

Peru - 0.8%
Compania de Minas Buenaventura SA sponsored ADR	48,863	749,558
Philippines - 0.4%
Ayala Land, Inc.	393,400	375,685
Jollibee Food Corp.	5,950	27,169

TOTAL PHILIPPINES		402,854

Portugal - 0.2%
Galp Energia SGPS SA Class B	10,992	175,815
Russia - 1.5%
Lukoil PJSC sponsored ADR	5,000	459,800
MMC Norilsk Nickel PJSC sponsored ADR	19,300	534,610
Sberbank of Russia sponsored ADR	35,100	515,970

TOTAL RUSSIA		1,510,380

Singapore - 0.7%
CapitaLand Ltd.	142,800	377,452
United Overseas Bank Ltd.	16,000	314,999

TOTAL SINGAPORE		692,451

South Africa - 0.8%
Clicks Group Ltd.	18,099	294,389
Impala Platinum Holdings Ltd. (b)	38,063	261,596
Naspers Ltd. Class N	1,350	191,037

TOTAL SOUTH AFRICA		747,022

Spain - 1.9%
Amadeus IT Holding SA Class A	8,900	658,502
Banco Santander SA (Spain)	160,830	644,669
Cellnex Telecom SA (a)	3,800	163,846
Masmovil Ibercom SA (b)	6,005	138,770
Prosegur Compania de Seguridad SA (Reg.)	43,776	169,905
Unicaja Banco SA (a)	60,300	54,575

TOTAL SPAIN		1,830,267

Sweden - 2.8%
Addlife AB	1,814	40,580
AddTech AB (B Shares)	2,800	77,861
ASSA ABLOY AB (B Shares)	31,100	738,575
Atlas Copco AB (A Shares)	13,600	480,437
Epiroc AB Class A	19,900	223,820
Ericsson (B Shares)	37,600	328,579
Fagerhult AB	10,479	62,077
Investor AB (B Shares)	8,355	427,887
Lagercrantz Group AB (B Shares)	4,400	56,505
Loomis AB (B Shares)	3,600	139,068
Saab AB (B Shares)	1,000	30,832
Swedbank AB (A Shares)	9,700	135,670

TOTAL SWEDEN		2,741,891

Switzerland - 4.8%
Nestle SA (Reg. S)	16,966	1,815,045
Roche Holding AG (participation certificate)	3,824	1,150,856
Schindler Holding AG:
(participation certificate)	1,699	415,407
(Reg.)	180	42,550
Swiss Life Holding AG	550	274,972
Tecan Group AG	240	56,734
UBS Group AG	26,589	312,953
Zurich Insurance Group Ltd.	1,622	633,838

TOTAL SWITZERLAND		4,702,355

Taiwan - 3.4%
Addcn Technology Co. Ltd.	3,772	30,796
Realtek Semiconductor Corp.	32,000	237,655
Sporton International, Inc.	38,000	236,737
Taiwan Semiconductor Manufacturing Co. Ltd.	200,035	1,956,608
Unified-President Enterprises Corp.	260,000	641,091
Yageo Corp.	24,000	247,098

TOTAL TAIWAN		3,349,985

Thailand - 0.2%
Siam Cement PCL (For. Reg.)	15,100	183,655
United Kingdom - 8.3%
Alliance Pharma PLC	31,814	30,496
Ascential PLC (a)	5,762	26,064
AstraZeneca PLC (United Kingdom)	4,089	398,748
Aviva PLC	52,624	283,646
Avon Rubber PLC	2,200	50,612
BAE Systems PLC	16,400	122,503
Beazley PLC	15,800	120,036
BHP Billiton PLC	45,065	955,853
Bodycote PLC	1,900	17,622
BP PLC	163,349	1,035,856
British American Tobacco PLC (United Kingdom)	6,273	219,404
Cineworld Group PLC	6,200	17,885
Dechra Pharmaceuticals PLC	2,300	78,356
DP Poland PLC (b)	52,800	3,146
Elementis PLC	54,935	105,815
Great Portland Estates PLC	2,906	29,648
Hilton Food Group PLC	2,654	34,929
Howden Joinery Group PLC	3,900	29,169
Imperial Tobacco Group PLC	8,047	176,410
Informa PLC	38,783	389,341
InterContinental Hotel Group PLC ADR	8,925	540,766
ITE Group PLC	29,700	29,893
Lloyds Banking Group PLC	689,968	507,546
London Stock Exchange Group PLC	2,800	252,333
M&G PLC (b)	22,240	61,593
Micro Focus International PLC	5,082	69,752
Network International Holdings PLC (a)	3,600	25,228
Prudential PLC	23,240	405,929
Rightmove PLC	28,800	223,314
Royal Dutch Shell PLC Class B sponsored ADR	8,800	512,952
RSA Insurance Group PLC	33,500	226,637
Shaftesbury PLC	2,404	29,428
Spectris PLC	9,670	299,623
Spirax-Sarco Engineering PLC	1,399	143,616
Standard Chartered PLC (United Kingdom)	40,938	371,734
Standard Life PLC	61,159	240,440
The Weir Group PLC	3,404	59,372
Topps Tiles PLC	16,600	16,192
Ultra Electronics Holdings PLC	1,301	32,862

TOTAL UNITED KINGDOM		8,174,749

United States of America - 6.7%
Alphabet, Inc. Class A (b)	178	224,066
Autoliv, Inc.	2,974	231,496
Berkshire Hathaway, Inc. Class B (b)	1,516	322,271
Black Knight, Inc. (b)	3,900	250,380
ConocoPhillips Co.	2,400	132,480
Lam Research Corp.	700	189,728
Marsh & McLennan Companies, Inc.	4,500	466,290
Martin Marietta Materials, Inc.	1,410	369,293
MasterCard, Inc. Class A	3,080	852,575
MercadoLibre, Inc. (b)	434	226,340
Moody's Corp.	1,800	397,242
Morningstar, Inc.	200	32,368
MSCI, Inc.	1,700	398,752
PayPal Holdings, Inc. (b)	1,900	197,790
PriceSmart, Inc.	1,425	105,593
ResMed, Inc.	3,360	497,011
S&P Global, Inc.	1,500	386,985
Sherwin-Williams Co.	840	480,749
Visa, Inc. Class A	4,657	832,951

TOTAL UNITED STATES OF AMERICA		6,594,360

TOTAL COMMON STOCKS
(Cost $81,957,526)		95,659,949

Nonconvertible Preferred Stocks - 1.2%
Brazil - 0.7%
Itau Unibanco Holding SA	26,655	240,796
Petroleo Brasileiro SA - Petrobras sponsored ADR	30,767	499,656

TOTAL BRAZIL		740,452

Germany - 0.5%
Porsche Automobil Holding SE (Germany)	5,476	403,201
Sartorius AG (non-vtg.)	250	48,571

TOTAL GERMANY		451,772

TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $1,084,399)		1,192,224

Money Market Funds - 1.2%
Fidelity Cash Central Fund 1.83% (c)
(Cost $1,173,661)	1,173,440	1,173,674
TOTAL INVESTMENT IN SECURITIES - 99.7%
(Cost $84,215,586)		98,025,847
NET OTHER ASSETS (LIABILITIES) - 0.3%		311,923
NET ASSETS - 100%		$98,337,770

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $597,404 or 0.6% of net assets.

 (b) Non-income producing

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements [[, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm,]] are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$25,750
Fidelity Securities Lending Cash Central Fund	10,765
Total	$36,515

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$4,102,524	$2,025,418	$2,077,106	$--
Consumer Discretionary	7,991,962	2,165,998	5,825,964	--
Consumer Staples	5,957,851	2,486,915	3,470,936	--
Energy	5,649,756	2,616,385	3,033,371	--
Financials	24,122,298	11,271,765	12,850,533	--
Health Care	6,217,494	1,007,151	5,210,343	--
Industrials	14,630,636	9,200,282	5,430,354	--
Information Technology	16,056,976	7,971,235	8,085,741	--
Materials	9,165,315	6,434,206	2,731,109	--
Real Estate	1,969,711	729,081	1,240,630	--
Utilities	987,650	331,194	656,456	--
Money Market Funds	1,173,674	1,173,674	--	--
Total Investments in Securities:	$98,025,847	$47,413,304	$50,612,543	$--

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2019
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $83,041,925)	$96,852,173
Fidelity Central Funds (cost $1,173,661)	1,173,674
Total Investment in Securities (cost $84,215,586)		$98,025,847
Cash		78,097
Foreign currency held at value (cost $11,164)		11,167
Receivable for investments sold		46,820
Receivable for fund shares sold		17,881
Dividends receivable		579,522
Distributions receivable from Fidelity Central Funds		1,302
Prepaid expenses		177
Receivable from investment adviser for expense reductions		7,137
Other receivables		24,583
Total assets		98,792,533
Liabilities
Payable for investments purchased	$231,736
Payable for fund shares redeemed	29,970
Accrued management fee	63,209
Audit fee	51,714
Custody fee	50,111
Distribution and service plan fees payable	8,133
Other affiliated payables	18,344
Other payables and accrued expenses	1,546
Total liabilities		454,763
Net Assets		$98,337,770
Net Assets consist of:
Paid in capital		$83,744,607
Total accumulated earnings (loss)		14,593,163
Net Assets		$98,337,770
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($7,249,169 ÷ 775,910 shares)(a)		$9.34
Maximum offering price per share (100/94.25 of $9.34)		$9.91
Class M:
Net Asset Value and redemption price per share ($11,732,882 ÷ 1,250,262 shares)(a)		$9.38
Maximum offering price per share (100/96.50 of $9.38)		$9.72
Class C:
Net Asset Value and offering price per share ($2,203,465 ÷ 236,814 shares)(a)		$9.30
Total International Equity:
Net Asset Value, offering price and redemption price per share ($70,251,093 ÷ 7,493,991 shares)		$9.37
Class I:
Net Asset Value, offering price and redemption price per share ($3,086,140 ÷ 330,239 shares)		$9.35
Class Z:
Net Asset Value, offering price and redemption price per share ($3,815,021 ÷ 407,510 shares)		$9.36

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2019
Investment Income
Dividends		$2,613,582
Non-Cash dividends		494,522
Income from Fidelity Central Funds (including $10,765 from security lending)		36,515
Income before foreign taxes withheld		3,144,619
Less foreign taxes withheld		(251,574)
Total income		2,893,045
Expenses
Management fee
Basic fee	$664,032
Performance adjustment	(52,842)
Transfer agent fees	180,391
Distribution and service plan fees	101,847
Accounting and security lending fees	50,043
Custodian fees and expenses	120,847
Independent trustees' fees and expenses	554
Registration fees	79,891
Audit	126,099
Legal	2,356
Miscellaneous	1,160
Total expenses before reductions	1,274,378
Expense reductions	(26,561)
Total expenses after reductions		1,247,817
Net investment income (loss)		1,645,228
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,186,592
Fidelity Central Funds	68
Foreign currency transactions	(34,689)
Total net realized gain (loss)		1,151,971
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	10,500,505
Fidelity Central Funds	13
Assets and liabilities in foreign currencies	14,056
Total change in net unrealized appreciation (depreciation)		10,514,574
Net gain (loss)		11,666,545
Net increase (decrease) in net assets resulting from operations		$13,311,773

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2019	Year ended October 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,645,228	$1,241,108
Net realized gain (loss)	1,151,971	1,021,879
Change in net unrealized appreciation (depreciation)	10,514,574	(12,603,126)
Net increase (decrease) in net assets resulting from operations	13,311,773	(10,340,139)
Distributions to shareholders	(764,299)	(4,673,480)
Share transactions - net increase (decrease)	(17,112,594)	419,996
Redemption fees	–	13
Total increase (decrease) in net assets	(4,565,120)	(14,593,610)
Net Assets
Beginning of period	102,902,890	117,496,500
End of period	$98,337,770	$102,902,890

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Total International Equity Fund Class A

Years ended October 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$8.20	$9.39	$7.67	$7.79	$8.00
Income from Investment Operations
Net investment income (loss)A	.14	.08	.09	.08	.07
Net realized and unrealized gain (loss)	1.05	(.89)	1.71	(.14)	(.14)
Total from investment operations	1.19	(.81)	1.80	(.06)	(.07)
Distributions from net investment income	(.05)	(.15)	(.08)	(.06)	(.10)
Distributions from net realized gain	–	(.23)	–	–	(.04)
Total distributions	(.05)	(.38)	(.08)	(.06)	(.14)
Redemption fees added to paid in capitalA	–	–B	–B	–B	–B
Net asset value, end of period	$9.34	$8.20	$9.39	$7.67	$7.79
Total ReturnC,D	14.63%	(9.04)%	23.78%	(.76)%	(.89)%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.51%	1.60%	1.67%	1.52%	1.48%
Expenses net of fee waivers, if any	1.45%	1.45%	1.45%	1.45%	1.45%
Expenses net of all reductions	1.44%	1.44%	1.43%	1.45%	1.44%
Net investment income (loss)	1.55%	.90%	1.02%	1.10%	.86%
Supplemental Data
Net assets, end of period (000 omitted)	$7,249	$7,526	$9,292	$8,576	$9,163
Portfolio turnover rateG	69%	52%	66%H	51%	53%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Total International Equity Fund Class M

Years ended October 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$8.22	$9.42	$7.70	$7.81	$8.04
Income from Investment Operations
Net investment income (loss)A	.11	.06	.06	.06	.05
Net realized and unrealized gain (loss)	1.07	(.90)	1.73	(.13)	(.15)
Total from investment operations	1.18	(.84)	1.79	(.07)	(.10)
Distributions from net investment income	(.02)	(.13)	(.07)	(.04)	(.09)
Distributions from net realized gain	–	(.23)	–	–	(.04)
Total distributions	(.02)	(.36)	(.07)	(.04)	(.13)
Redemption fees added to paid in capitalA	–	–B	–B	–B	–B
Net asset value, end of period	$9.38	$8.22	$9.42	$7.70	$7.81
Total ReturnC,D	14.38%	(9.30)%	23.41%	(.86)%	(1.26)%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.76%	1.85%	1.90%	1.73%	1.70%
Expenses net of fee waivers, if any	1.70%	1.70%	1.70%	1.70%	1.70%
Expenses net of all reductions	1.69%	1.69%	1.68%	1.69%	1.69%
Net investment income (loss)	1.30%	.65%	.77%	.85%	.61%
Supplemental Data
Net assets, end of period (000 omitted)	$11,733	$11,882	$15,894	$13,893	$13,962
Portfolio turnover rateG	69%	52%	66%H	51%	53%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Total International Equity Fund Class C

Years ended October 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$8.17	$9.37	$7.66	$7.77	$8.00
Income from Investment Operations
Net investment income (loss)A	.07	.01	.02	.03	.01
Net realized and unrealized gain (loss)	1.06	(.89)	1.71	(.14)	(.15)
Total from investment operations	1.13	(.88)	1.73	(.11)	(.14)
Distributions from net investment income	–	(.10)	(.02)	–	(.05)
Distributions from net realized gain	–	(.23)	–	–	(.04)
Total distributions	–	(.32)B	(.02)	–	(.09)
Redemption fees added to paid in capitalA	–	–C	–C	–C	–C
Net asset value, end of period	$9.30	$8.17	$9.37	$7.66	$7.77
Total ReturnD,E	13.83%	(9.72)%	22.70%	(1.42)%	(1.73)%
Ratios to Average Net AssetsF,G
Expenses before reductions	2.33%	2.43%	2.48%	2.30%	2.26%
Expenses net of fee waivers, if any	2.20%	2.20%	2.20%	2.20%	2.20%
Expenses net of all reductions	2.19%	2.19%	2.18%	2.20%	2.19%
Net investment income (loss)	.80%	.14%	.27%	.35%	.11%
Supplemental Data
Net assets, end of period (000 omitted)	$2,203	$2,705	$3,211	$2,713	$3,311
Portfolio turnover rateH	69%	52%	66%I	51%	53%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.32 per share is comprised of distributions from net investment income of $.097 and distributions from net realized gain of $.226 per share.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Total International Equity Fund

Years ended October 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$8.23	$9.40	$7.70	$7.82	$8.03
Income from Investment Operations
Net investment income (loss)A	.16	.11	.11	.11	.10
Net realized and unrealized gain (loss)	1.06	(.90)	1.70	(.13)	(.14)
Total from investment operations	1.22	(.79)	1.81	(.02)	(.04)
Distributions from net investment income	(.08)	(.15)	(.11)	(.10)	(.13)
Distributions from net realized gain	–	(.23)	–	–	(.04)
Total distributions	(.08)	(.38)	(.11)	(.10)	(.17)
Redemption fees added to paid in capitalA	–	–B	–B	–B	–B
Net asset value, end of period	$9.37	$8.23	$9.40	$7.70	$7.82
Total ReturnC	14.97%	(8.84)%	23.86%	(.32)%	(.51)%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.20%	1.29%	1.15%	1.11%	1.07%
Expenses net of fee waivers, if any	1.20%	1.20%	1.14%	1.11%	1.07%
Expenses net of all reductions	1.19%	1.19%	1.13%	1.10%	1.06%
Net investment income (loss)	1.81%	1.15%	1.33%	1.44%	1.24%
Supplemental Data
Net assets, end of period (000 omitted)	$70,251	$71,170	$82,077	$280,672	$307,035
Portfolio turnover rateF	69%	52%	66%G	51%	53%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Total International Equity Fund Class I

Years ended October 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$8.19	$9.38	$7.66	$7.78	$7.99
Income from Investment Operations
Net investment income (loss)A	.16	.10	.11	.10	.09
Net realized and unrealized gain (loss)	1.07	(.89)	1.71	(.13)	(.14)
Total from investment operations	1.23	(.79)	1.82	(.03)	(.05)
Distributions from net investment income	(.07)	(.17)	(.10)	(.09)	(.12)
Distributions from net realized gain	–	(.23)	–	–	(.04)
Total distributions	(.07)	(.40)	(.10)	(.09)	(.16)
Redemption fees added to paid in capitalA	–	–B	–B	–B	–B
Net asset value, end of period	$9.35	$8.19	$9.38	$7.66	$7.78
Total ReturnC	15.11%	(8.86)%	24.08%	(.43)%	(.64)%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.18%	1.29%	1.42%	1.22%	1.17%
Expenses net of fee waivers, if any	1.18%	1.20%	1.20%	1.20%	1.17%
Expenses net of all reductions	1.17%	1.19%	1.18%	1.20%	1.16%
Net investment income (loss)	1.82%	1.15%	1.28%	1.35%	1.14%
Supplemental Data
Net assets, end of period (000 omitted)	$3,086	$9,405	$6,776	$2,156	$2,602
Portfolio turnover rateF	69%	52%	66%G	51%	53%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Total International Equity Fund Class Z

Years ended October 31,	2019	2018	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$8.22	$9.39	$7.73
Income from Investment Operations
Net investment income (loss)B	.18	.12	.08
Net realized and unrealized gain (loss)	1.05	(.89)	1.58
Total from investment operations	1.23	(.77)	1.66
Distributions from net investment income	(.09)	(.17)	–
Distributions from net realized gain	–	(.23)	–
Total distributions	(.09)	(.40)	–
Redemption fees added to paid in capitalB	–	–C	–C
Net asset value, end of period	$9.36	$8.22	$9.39
Total ReturnD,E	15.13%	(8.63)%	21.47%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.09%	1.16%	1.32%H
Expenses net of fee waivers, if any	1.04%	1.05%	1.05%H
Expenses net of all reductions	1.03%	1.04%	1.04%H
Net investment income (loss)	1.97%	1.30%	1.27%H
Supplemental Data
Net assets, end of period (000 omitted)	$3,815	$216	$246
Portfolio turnover rateI	69%	52%	66%J

 A For the period February 1, 2017 (commencement of sale of shares) to October 31, 2017.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2019

1. Organization.

Fidelity Total International Equity Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Total International Equity, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Effective March 1, 2019, Class C shares will automatically convert to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2019 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2019, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, expiring capital loss carryforward, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$17,655,525
Gross unrealized depreciation	(4,618,033)
Net unrealized appreciation (depreciation)	$13,037,492
Tax Cost	$84,988,355

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$1,557,379
Net unrealized appreciation (depreciation) on securities and other investments	$13,035,784

The tax character of distributions paid was as follows:

	October 31, 2019	October 31, 2018
Ordinary Income	$764,278	$ 3,308,669
Long-term Capital Gains	21	1,364,811
Total	$764,299	$ 4,673,480

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $66,145,791 and $81,173,046, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Total International Equity as compared to its benchmark index, the MSCI All Country World ex USA Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .63% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$18,792	$334
Class M	.25%	.25%	59,116	329
Class C	.75%	.25%	23,939	3,758
			$101,847	$4,421

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$1,662
Class M	789
Class C(a)	815
$3,266

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$17,369.23
Class M	27,782.23
Class C	7,156.30
Total International Equity	122,366.17
Class I	5,265.16
Class Z	453.04
	$180,391

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Prior to April 1, 2019, FSC had a separate agreement with the Fund for administration of the security lending program, based on the number and duration of lending transactions. For the period, the total fees paid for accounting and administration of securities lending were equivalent to an annual rate of .05%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $377 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $259 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. For equity securities, lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. During the period, there were no securities loaned to NFS.

8. Expense Reductions.

The investment adviser contractually agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of class-level average net assets as noted in the table below. This reimbursement will remain in place through February 28, 2021. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class A	1.45%	$4,277
Class M	1.70%	7,201
Class C	2.20%	2,997
Total International Equity	1.20%	–
Class I	1.20%	–
Class Z	1.05%	511
		$14,986

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $10,844 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $731.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2019	Year ended October 31, 2018
Distributions to shareholders
Class A	$46,299	$376,652
Class M	27,216	591,842
Class C	–	110,403
Total International Equity	657,302	3,248,285
Class I	31,377	335,651
Class Z	2,105	10,647
Total	$764,299	$4,673,480

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2019	Year ended October 31, 2018	Year ended October 31, 2019	Year ended October 31, 2018
Class A
Shares sold	137,444	173,804	$1,178,771	$1,606,034
Reinvestment of distributions	5,828	41,465	46,279	376,502
Shares redeemed	(285,183)	(286,968)	(2,496,834)	(2,649,748)
Net increase (decrease)	(141,911)	(71,699)	$(1,271,784)	$(667,212)
Class M
Shares sold	51,083	87,344	$438,752	$814,151
Reinvestment of distributions	3,402	64,894	27,216	591,835
Shares redeemed	(249,013)	(394,904)	(2,185,232)	(3,617,064)
Net increase (decrease)	(194,528)	(242,666)	$(1,719,264)	$(2,211,078)
Class C
Shares sold	50,549	70,398	$435,371	$654,074
Reinvestment of distributions	–	12,119	–	110,403
Shares redeemed	(144,648)	(94,138)	(1,245,139)	(860,312)
Net increase (decrease)	(94,099)	(11,621)	$(809,768)	$(95,835)
Total International Equity
Shares sold	861,198	1,403,656	$7,437,666	$13,127,907
Reinvestment of distributions	76,720	329,975	609,928	3,002,772
Shares redeemed	(2,087,974)	(1,820,863)	(18,014,198)	(16,667,911)
Net increase (decrease)	(1,150,056)	(87,232)	$(9,966,604)	$(537,232)
Class I
Shares sold	268,632	551,397	$2,311,059	$5,085,051
Reinvestment of distributions	3,542	36,520	28,087	330,507
Shares redeemed	(1,089,632)	(162,650)	(9,019,644)	(1,487,088)
Net increase (decrease)	(817,458)	425,267	$(6,680,498)	$3,928,470
Class Z
Shares sold	439,804	15,939	$3,842,585	$147,844
Reinvestment of distributions	257	1,174	2,035	10,647
Shares redeemed	(58,782)	(17,109)	(509,296)	(155,608)
Net increase (decrease)	381,279	4	$3,335,324	$2,883

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity Total International Equity Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Total International Equity Fund (the “Fund”), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2019, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 11, 2019

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 298 funds. Mr. Chiel oversees 171 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair (2018-present) and Member (2013-present) of the Board of Governors, State University System of Florida and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present) and as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), a Director of Fortune Brands, Inc. (consumer products, 2000-2011), and a member of the Board of Trustees of the University of Florida (2013-2018).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a Director of Andeavor Logistics LP (natural resources logistics, 2015-2018), a Director of Post Oak Bank (privately-held bank, 2004-2018), a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), an Advisory Director of Riverstone Holdings (private investment), a Director of Spinnaker Exploration Company (exploration and production, 2001-2005) and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Executive Vice President of Fidelity SelectCo, LLC (2019-present), Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Executive Vice President of Fidelity SelectCo, LLC (2019-present), Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as Secretary and CLO of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2019-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2019 to October 31, 2019).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Expenses Paid During Period-B May 1, 2019 to October 31, 2019
Class A	1.45%
Actual		$1,000.00	$1,026.40	$7.41
Hypothetical-C		$1,000.00	$1,017.90	$7.38
Class M	1.70%
Actual		$1,000.00	$1,025.10	$8.68
Hypothetical-C		$1,000.00	$1,016.64	$8.64
Class C	2.20%
Actual		$1,000.00	$1,023.10	$11.22
Hypothetical-C		$1,000.00	$1,014.17	$11.17
Total International Equity	1.20%
Actual		$1,000.00	$1,027.40	$6.13
Hypothetical-C		$1,000.00	$1,019.16	$6.11
Class I	1.17%
Actual		$1,000.00	$1,028.60	$5.98
Hypothetical-C		$1,000.00	$1,019.31	$5.96
Class Z	1.05%
Actual		$1,000.00	$1,028.60	$5.37
Hypothetical-C		$1,000.00	$1,019.86	$5.35

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

Class A designates 10%; Class M designates 18%; Total International Equity designates 8%; Class I designates 9%; and Class Z designates 7%; of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class A, Class M, Total International Equity, Class I, and Class Z designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity Total International Equity Fund
Class A	12/10/18	$0.0732	$0.0222
Class M	12/10/18	$0.0412	$0.0222
Class C	12/10/18	$0.0000	$0.0000
Total International Equity	12/10/18	$0.1002	$0.0222
Class I	12/10/18	$0.0882	$0.0222
Class Z	12/10/18	$0.1102	$0.0222

The fund will notify shareholders in January 2020 of amounts for use in preparing 2019 income tax returns.

TIE-ANN-1219
1.912358.109

Fidelity Flex℠ Funds

Fidelity Flex℠ International Fund

Annual Report

October 31, 2019

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 (for managed account clients) or 1-800-835-5092 (for retirement plan participants) to request a free copy of the proxy voting guidelines.

The funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. The prospectus contains a more detailed description of the limited relationship MSCI has with Fidelity and any related funds.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2019	Past 1 year	Life of fundA
Fidelity Flex℠ International Fund	16.45%	9.77%

 A From March 7, 2017

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Flex℠ International Fund on March 7, 2017, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI ACWI (All Country World Index) ex USA Index performed over the same period.

Period Ending Values
$12,804	Fidelity Flex℠ International Fund
$12,027	MSCI ACWI (All Country World Index) ex USA Index

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index gained 11.47% for the 12 months ending October 31, 2019, as international stocks reflected a confluence of factors, including escalating trade tension, moderating but still positive global economic growth and uncertainty about the U.K.’s planned “Brexit” from the European Union. Currency fluctuations were largely modest and varied by region, muting the overall impact on international equity returns. In late December, the U.S. Federal Reserve shifted from raising interest rates to a more dovish policy in 2019, joining many foreign central banks that had cut policy rates. In June, international stocks rose 6.03%, as policy stimulus in China stabilized that country’s economic growth. The Fed cut its policy rate in July for the first time since 2008. However, the index returned -1.21% for the month, followed by -3.08% in August. In September, the Fed cut its policy rate another quarter point, citing concerns about slowing economic growth and muted inflation, and did the same in October, leading to monthly gains of 2.59% and 3.49%, respectively. For the full 12 months, the growth-oriented information technology sector (+22%) led the way, followed by utilities (+20%) and real estate (+18%), two high-dividend-yielding categories. Consumer discretionary gained 16%. Conversely, energy was roughly flat, while materials (+6%) and communication services (7%) also lagged. By region, Asia Pacific ex Japan (+16%), Europe ex U.K (+13%), Canada (+12%) and emerging markets (+12%) fared best. Meanwhile, the U.K. (+7%) and Japan (+10%) trailed the broader market.

Comments from Co-Portfolio Manager Jed Weiss:  For the fiscal year, the fund gained 16.45%, notably outpacing the benchmark MSCI ACWI (All Country World Index) ex USA Index. Versus the benchmark, the fund benefited most from sizable out-of-benchmark exposure to the U.S., as well as strong security selection in China and Japan. By sector, positioning in information technology notably aided the portfolio’s relative result, as did investment choices within financials and consumer staples. Conversely, picks in the U.K. and Spain weighed on the portfolio’s relative return, as was the case among energy stocks. The fund’s underweighting in the strong-performing utilities sector also detracted the past 12 months. The biggest individual relative contributor was an out-of-benchmark stake in U.S.-based credit-card processor Mastercard (+42%) as the firm continued to maintain considerable pricing power and significant market share. Throughout the period, Japanese multinational Hoya (+59%) – a supplier of electronics products to the semiconductor industry – executed well and benefitted from the ongoing structural-growth in extreme ultraviolet lithography (EUV) technology, further propelling relative performance. Netherlands-based chip-equipment firm ASML Holding (+55%), which was a beneficiary of both the build-out of 5G wireless networks as well as growth in its EUV systems business, also contributed. In contrast, the fund’s largest stock-specific detractor was untimely ownership of Thai cement, chemicals and packaging company Siam Cement Public Company (-17%), whose stock declined late in the period due to the firm’s lower growth and profitability outlook. Also hampering the portfolio’s relative result was an overweighting in Spanish airline-reservation software provider Amadeus IT Group (-5%), amid decelerating airline-traffic growth and increasingly aggressive competition. Lastly, I'll note that the fund's stake in cash – representing about 2% of assets, on average – weighed on the portfolio’s relative return amid the strong, uptrending market this period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to Shareholders:  On February 22, 2019, Sam Polyak assumed co-management responsibilities for the fund, joining Jed Weiss, Sammy Simnegar and Alexander Zavratsky. On October 1, 2019, Sammy Simnegar came off the fund, leaving Sam Polyak, Jed Weiss and Alexander Zavratsky as co-managers.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2019
Japan	14.4%
United Kingdom	8.3%
United States of America*	8.3%
Germany	7.4%
France	6.8%
Canada	6.3%
China	5.0%
Switzerland	4.8%
Cayman Islands	3.9%
Other	34.8%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2019

% of fund's net assets
Stocks	98.5
Short-Term Investments and Net Other Assets (Liabilities)	1.5

Top Ten Stocks as of October 31, 2019

% of fund's net assets
Samsung Electronics Co. Ltd. (Korea (South), Technology Hardware, Storage & Peripherals)	2.4
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	2.0
Nestle SA (Reg. S) (Switzerland, Food Products)	1.9
Tencent Holdings Ltd. (Cayman Islands, Interactive Media & Services)	1.6
SAP SE (Germany, Software)	1.4
ASML Holding NV (Netherlands) (Netherlands, Semiconductors & Semiconductor Equipment)	1.3
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	1.2
Linde PLC (Germany, Chemicals)	1.1
Industrial & Commercial Bank of China Ltd. (H Shares) (China, Banks)	1.1
BP PLC (United Kingdom, Oil, Gas & Consumable Fuels)	1.1
15.1

Top Market Sectors as of October 31, 2019

% of fund's net assets
Financials	24.4
Information Technology	16.5
Industrials	14.9
Materials	9.6
Consumer Discretionary	7.9
Health Care	6.5
Consumer Staples	5.7
Energy	5.7
Communication Services	4.1
Real Estate	2.0

Schedule of Investments October 31, 2019

Showing Percentage of Net Assets

Common Stocks - 97.3%
	Shares	Value
Australia - 1.8%
Beacon Lighting Group Ltd.	9,275	$7,769
Commonwealth Bank of Australia	5,225	283,300
CSL Ltd.	3,522	621,127
Imdex Ltd.	11,228	12,295
Insurance Australia Group Ltd.	29,158	159,759
Macquarie Group Ltd.	2,112	195,017

TOTAL AUSTRALIA		1,279,267

Austria - 0.2%
Erste Group Bank AG	4,273	150,929
Bailiwick of Jersey - 0.9%
Experian PLC	9,166	288,281
Glencore Xstrata PLC	59,959	180,979
Integrated Diagnostics Holdings PLC (a)	4,959	23,406
WPP PLC	8,754	109,246

TOTAL BAILIWICK OF JERSEY		601,912

Belgium - 0.7%
Barco NV	212	46,107
KBC Ancora	800	38,099
KBC Groep NV	5,517	386,908

TOTAL BELGIUM		471,114

Brazil - 1.7%
BM&F BOVESPA SA	34,272	413,435
IRB Brasil Resseguros SA	35,014	329,929
Natura Cosmeticos SA	20,459	158,958
Suzano Papel e Celulose SA	40,501	329,623

TOTAL BRAZIL		1,231,945

Canada - 6.3%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	19,305	578,959
Brookfield Asset Management, Inc. Class A	4,904	271,170
Canadian National Railway Co.	6,939	620,617
Canadian Pacific Railway Ltd.	2,282	518,929
Constellation Software, Inc.	471	465,182
Franco-Nevada Corp.	4,155	403,165
McCoy Global, Inc. (b)	50	23
New Look Vision Group, Inc.	759	18,441
Nutrien Ltd.	9,903	473,759
Pason Systems, Inc.	10,396	111,608
PrairieSky Royalty Ltd.	9,244	90,257
Richelieu Hardware Ltd.	833	17,101
ShawCor Ltd. Class A	350	3,524
Suncor Energy, Inc.	8,612	256,052
The Toronto-Dominion Bank	8,406	480,006
Waste Connection, Inc. (Canada)	1,401	129,410

TOTAL CANADA		4,438,203

Cayman Islands - 3.9%
Airtac International Group	21,871	299,401
Alibaba Group Holding Ltd. sponsored ADR (b)	1,998	352,987
JD.com, Inc. sponsored ADR (b)	5,972	186,028
Li Ning Co. Ltd.	123,938	420,252
Meituan Dianping Class B (b)	17,279	206,106
PagSeguro Digital Ltd. (b)	4,171	154,661
Tencent Holdings Ltd.	27,824	1,128,623

TOTAL CAYMAN ISLANDS		2,748,058

Chile - 0.2%
Banco de Chile	1,196,000	154,016
China - 5.0%
AVIC Jonhon OptronicTechnology Co. Ltd.	38,210	218,761
C&S Paper Co. Ltd. (A Shares)	96,300	170,286
China Life Insurance Co. Ltd. (H Shares)	111,000	285,458
China Merchants Bank Co. Ltd. (H Shares)	117,115	558,549
China Petroleum & Chemical Corp. (H Shares)	432,778	246,153
Haier Smart Home Co. Ltd. (A Shares)	246,714	560,353
Industrial & Commercial Bank of China Ltd. (H Shares)	1,087,261	778,907
Ping An Insurance Group Co. of China Ltd. (H Shares)	11,500	132,731
Shenzhen Inovance Technology Co. Ltd. (A Shares)	98,883	349,844
Yantai Jereh Oilfield Services (A Shares)	46,080	200,418
Zhejiang Sanhua Intelligent Controls Co. Ltd. (A Shares)	12,320	24,476

TOTAL CHINA		3,525,936

Denmark - 0.4%
A.P. Moller - Maersk A/S Series B	83	105,875
Ambu A/S Series B	1,075	16,882
Jyske Bank A/S (Reg.)	434	14,428
Netcompany Group A/S (a)(b)	731	31,122
ORSTED A/S (a)	800	70,174
SimCorp A/S	432	38,597
Spar Nord Bank A/S	2,340	22,845

TOTAL DENMARK		299,923

Finland - 0.3%
Sampo Oyj (A Shares)	3,117	127,734
Tikkurila Oyj	3,247	51,786

TOTAL FINLAND		179,520

France - 6.8%
ALTEN	436	47,873
Atos Origin SA	1,475	114,470
AXA SA	16,582	438,946
Bouygues SA	3,335	141,342
Capgemini SA	1,333	150,082
Edenred SA	4,619	243,154
Elis SA	4,890	93,424
Laurent-Perrier Group SA	171	16,974
Legrand SA	2,542	198,400
LVMH Moet Hennessy Louis Vuitton SE	1,152	491,969
Natixis SA	21,966	100,714
Safran SA	2,677	423,516
Sanofi SA	4,543	418,806
Societe Generale Series A	6,231	177,203
SR Teleperformance SA	794	179,943
Thales SA	1,182	115,534
Total SA	13,145	694,953
Vetoquinol SA	391	25,467
VINCI SA	3,738	419,401
Vivendi SA	6,940	193,195
Worldline SA (a)(b)	1,249	75,849

TOTAL FRANCE		4,761,215

Germany - 6.9%
Bayer AG	4,717	365,927
CompuGroup Medical AG	1,339	85,720
Continental AG	1,154	154,568
CTS Eventim AG	715	43,261
Daimler AG (Germany)	2,938	171,735
Deutsche Borse AG	1,628	252,112
DIC Asset AG	1,087	15,154
Hannover Reuck SE	1,672	296,127
HeidelbergCement Finance AG	3,224	239,547
Linde PLC	3,999	790,550
MTU Aero Engines Holdings AG	1,452	387,688
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	814	226,056
Nexus AG	419	14,860
Rheinmetall AG	1,191	143,260
RWE AG	5,460	166,427
SAP SE	7,624	1,010,191
Vonovia SE	8,516	453,145
WashTec AG	359	18,058

TOTAL GERMANY		4,834,386

Greece - 0.0%
Motor Oil (HELLAS) Corinth Refineries SA	400	9,877
Hong Kong - 2.5%
AIA Group Ltd.	71,400	711,017
China Resources Beer Holdings Co. Ltd.	100,477	515,148
CNOOC Ltd. sponsored ADR	1,682	249,844
Hong Kong Exchanges and Clearing Ltd.	8,600	267,925

TOTAL HONG KONG		1,743,934

India - 1.7%
Embassy Office Parks (REIT)	4,400	25,578
Housing Development Finance Corp. Ltd.	16,203	485,934
Infosys Ltd. sponsored ADR	16,438	157,640
Jyothy Laboratories Ltd.	4,252	10,476
Larsen & Toubro Ltd.	8,244	170,923
Shree Cement Ltd.	672	188,247
Solar Industries India Ltd. (b)	10,000	149,344

TOTAL INDIA		1,188,142

Indonesia - 0.4%
PT Bank Mandiri (Persero) Tbk	369,746	184,825
PT Bank Rakyat Indonesia Tbk	322,500	96,632

TOTAL INDONESIA		281,457

Ireland - 0.9%
CRH PLC	6,979	254,104
CRH PLC sponsored ADR	9,451	344,962
FBD Holdings PLC	500	4,941

TOTAL IRELAND		604,007

Israel - 0.7%
Azrieli Group	181	13,943
Elbit Systems Ltd. (Israel)	2,482	406,689
Ituran Location & Control Ltd.	1,772	43,467
Strauss Group Ltd.	1,615	48,893
Tel Aviv Stock Exchange Ltd.	4,200	15,551

TOTAL ISRAEL		528,543

Italy - 1.6%
Assicurazioni Generali SpA	10,033	203,375
Enel SpA	60,603	469,695
Interpump Group SpA	5,852	160,297
Intesa Sanpaolo SpA	68,216	170,937
Mediobanca SpA	12,994	154,342

TOTAL ITALY		1,158,646

Japan - 14.4%
Ai Holdings Corp.	700	12,687
Aoki Super Co. Ltd.	600	14,280
Artnature, Inc.	1,500	9,964
Aucnet, Inc.	500	6,867
Azbil Corp.	10,900	303,316
Broadleaf Co. Ltd.	5,700	32,024
Central Automotive Products Ltd.	100	1,957
Century21 Real Estate Japan Ltd.	200	2,238
Coca-Cola West Co. Ltd.	700	15,893
Daiichikosho Co. Ltd.	1,100	52,291
Daikokutenbussan Co. Ltd.	600	18,720
DENSO Corp.	6,634	308,016
East Japan Railway Co.	1,800	163,406
Fanuc Corp.	2,320	457,618
Funai Soken Holdings, Inc.	1,000	24,094
GCA Savvian Group Corp.	1,700	13,594
Goldcrest Co. Ltd.	2,200	45,445
Hitachi High-Technologies Corp.	2,327	144,776
Hoya Corp.	7,277	643,121
Ibiden Co. Ltd.	2,702	62,391
Idemitsu Kosan Co. Ltd.	4,901	144,066
Itochu Corp.	14,050	293,756
Iwatsuka Confectionary Co. Ltd.	100	3,577
Kao Corp.	2,082	167,390
Keyence Corp.	1,000	632,296
Kobayashi Pharmaceutical Co. Ltd.	400	31,984
Koshidaka Holdings Co. Ltd.	4,700	68,249
Kusuri No Aoki Holdings Co. Ltd.	400	29,831
Lasertec Corp.	1,500	107,829
Medikit Co. Ltd.	400	25,347
Minebea Mitsumi, Inc.	10,953	208,014
Miroku Jyoho Service Co., Ltd.	700	18,451
Misumi Group, Inc.	12,750	320,519
Mitsubishi Estate Co. Ltd.	6,326	122,822
Mitsubishi UFJ Financial Group, Inc.	64,492	334,345
Mitsuboshi Belting Ltd.	600	11,290
Mitsui Fudosan Co. Ltd.	6,104	156,158
Nabtesco Corp.	4,900	155,991
Nagaileben Co. Ltd.	2,200	52,444
Nihon Parkerizing Co. Ltd.	6,000	70,350
Nintendo Co. Ltd.	224	82,160
NS Tool Co. Ltd.	900	17,547
OBIC Co. Ltd.	2,460	308,005
Oracle Corp. Japan	1,674	147,138
ORIX Corp.	17,035	267,703
OSG Corp.	8,100	173,255
Paramount Bed Holdings Co. Ltd.	1,200	45,884
ProNexus, Inc.	1,487	17,448
Recruit Holdings Co. Ltd.	10,090	335,332
San-Ai Oil Co. Ltd.	3,600	37,689
Shin-Etsu Chemical Co. Ltd.	2,488	277,415
Shinsei Bank Ltd.	11,196	174,543
SHO-BOND Holdings Co. Ltd.	4,520	175,423
Shoei Co. Ltd.	1,400	60,942
SK Kaken Co. Ltd.	40	17,081
SoftBank Corp.	1,129	43,429
Software Service, Inc.	300	32,343
Sony Corp.	1,727	105,121
Sony Financial Holdings, Inc.	9,367	201,516
Sumitomo Mitsui Financial Group, Inc.	9,755	346,334
Suzuki Motor Corp.	1,908	90,085
Takeda Pharmaceutical Co. Ltd.	6,965	251,667
The Monogatari Corp.	200	17,273
TKC Corp.	600	25,276
Tokio Marine Holdings, Inc.	6,461	349,318
Tokyo Electron Ltd.	587	118,925
Toyota Motor Corp.	10,053	697,486
USS Co. Ltd.	19,600	379,617
Welcia Holdings Co. Ltd.	500	28,730
Workman Co. Ltd.	500	35,390
Yamada Consulting Group Co. Ltd.	900	16,225
Yamato Kogyo Co. Ltd.	500	12,971

TOTAL JAPAN		10,176,678

Kenya - 0.1%
Safaricom Ltd.	366,800	105,637
Korea (South) - 3.2%
BGF Retail Co. Ltd.	605	92,020
Leeno Industrial, Inc.	239	10,865
Samsung Electronics Co. Ltd.	38,506	1,658,304
Shinhan Financial Group Co. Ltd.	14,149	512,507

TOTAL KOREA (SOUTH)		2,273,696

Mexico - 1.0%
CEMEX S.A.B. de CV sponsored ADR	42,672	160,873
Consorcio ARA S.A.B. de CV	28,014	5,272
Grupo Financiero Banorte S.A.B. de CV Series O	93,443	510,047

TOTAL MEXICO		676,192

Netherlands - 2.3%
Aalberts Industries NV	1,693	68,089
AerCap Holdings NV (b)	2,697	156,102
ASML Holding NV (Netherlands)	3,388	888,044
ING Groep NV (Certificaten Van Aandelen)	20,464	231,724
Koninklijke Philips Electronics NV	3,909	171,504
Prosus NV (b)	1,225	84,475
Takeaway.com Holding BV (a)(b)	265	21,575

TOTAL NETHERLANDS		1,621,513

New Zealand - 0.2%
Auckland International Airport Ltd.	21,468	127,946
Norway - 0.4%
Adevinta ASA:
rights 11/12/19 (b)	2,938	449
Class B	10,037	114,601
Kongsberg Gruppen ASA	2,983	44,050
Schibsted ASA (B Shares)	4,185	116,865
Skandiabanken ASA (a)	2,160	15,338

TOTAL NORWAY		291,303

Peru - 0.8%
Compania de Minas Buenaventura SA sponsored ADR	35,937	551,274
Philippines - 0.4%
Ayala Land, Inc.	278,347	265,813
Jollibee Food Corp.	4,700	21,461

TOTAL PHILIPPINES		287,274

Portugal - 0.2%
Galp Energia SGPS SA Class B	7,777	124,391
Russia - 1.5%
Lukoil PJSC sponsored ADR	3,520	323,699
MMC Norilsk Nickel PJSC sponsored ADR	13,566	375,778
Sberbank of Russia sponsored ADR	24,803	364,604

TOTAL RUSSIA		1,064,081

Singapore - 0.7%
CapitaLand Ltd.	103,336	273,140
United Overseas Bank Ltd.	11,500	226,406

TOTAL SINGAPORE		499,546

South Africa - 0.8%
Clicks Group Ltd.	12,552	204,165
Impala Platinum Holdings Ltd. (b)	27,291	187,563
Naspers Ltd. Class N	1,025	145,046

TOTAL SOUTH AFRICA		536,774

Spain - 1.9%
Amadeus IT Holding SA Class A	6,454	477,525
Banco Santander SA (Spain)	114,731	459,886
Cellnex Telecom SA (a)	2,677	115,426
Masmovil Ibercom SA (b)	4,261	98,468
Prosegur Compania de Seguridad SA (Reg.)	31,345	121,658
Unicaja Banco SA (a)	40,984	37,093

TOTAL SPAIN		1,310,056

Sweden - 2.9%
Addlife AB	1,468	32,839
AddTech AB (B Shares)	2,293	63,762
ASSA ABLOY AB (B Shares)	23,806	565,354
Atlas Copco AB (A Shares)	9,942	351,214
Epiroc AB Class A	14,982	168,506
Ericsson (B Shares)	26,868	234,794
Fagerhult AB	7,911	46,864
Investor AB (B Shares)	6,076	311,172
Lagercrantz Group AB (B Shares)	3,510	45,076
Loomis AB (B Shares)	2,697	104,185
Saab AB (B Shares)	1,000	30,832
Swedbank AB (A Shares)	6,966	97,430

TOTAL SWEDEN		2,052,028

Switzerland - 4.8%
Nestle SA (Reg. S)	12,408	1,327,425
Roche Holding AG (participation certificate)	2,765	832,143
Schindler Holding AG:
(participation certificate)	1,240	303,181
(Reg.)	128	30,258
Swiss Life Holding AG	395	197,480
Tecan Group AG	187	44,205
UBS Group AG	19,139	225,266
Zurich Insurance Group Ltd.	1,154	450,955

TOTAL SWITZERLAND		3,410,913

Taiwan - 3.5%
Addcn Technology Co. Ltd.	2,000	16,329
Realtek Semiconductor Corp.	30,471	226,299
Sporton International, Inc.	24,718	153,991
Taiwan Semiconductor Manufacturing Co. Ltd.	143,000	1,398,730
Unified-President Enterprises Corp.	184,312	454,465
Yageo Corp.	23,354	240,447

TOTAL TAIWAN		2,490,261

Thailand - 0.2%
Siam Cement PCL (For. Reg.)	12,929	157,250
United Kingdom - 8.3%
Alliance Pharma PLC	25,112	24,071
Ascential PLC (a)	4,638	20,979
AstraZeneca PLC (United Kingdom)	2,892	282,020
Aviva PLC	37,682	203,108
Avon Rubber PLC	1,788	41,134
BAE Systems PLC	12,030	89,861
Beazley PLC	11,025	83,759
BHP Billiton PLC	32,137	681,643
Bodycote PLC	1,579	14,645
BP PLC	116,827	740,843
British American Tobacco PLC (United Kingdom)	4,322	151,166
Cineworld Group PLC	4,834	13,945
Dechra Pharmaceuticals PLC	1,894	64,524
DP Poland PLC (b)	29,059	1,732
Elementis PLC	29,418	56,665
Great Portland Estates PLC	2,455	25,046
Hilton Food Group PLC	368	4,843
Howden Joinery Group PLC	3,083	23,059
Imperial Brands PLC	5,772	126,537
Informa PLC	27,556	276,634
InterContinental Hotel Group PLC ADR	6,430	389,594
ITE Group PLC	22,345	22,490
Lloyds Banking Group PLC	494,090	363,456
London Stock Exchange Group PLC	2,026	182,581
M&G PLC (b)	16,347	45,272
Micro Focus International PLC	3,531	48,464
Network International Holdings PLC (a)	3,013	21,115
Prudential PLC	16,347	285,530
Rightmove PLC	21,551	167,106
Royal Dutch Shell PLC Class B sponsored ADR	6,325	368,684
RSA Insurance Group PLC	23,930	161,894
Shaftesbury PLC	2,055	25,155
Spectris PLC	7,274	225,383
Spirax-Sarco Engineering PLC	1,035	106,249
Standard Chartered PLC (United Kingdom)	29,342	266,437
Standard Life PLC	43,805	172,214
The Weir Group PLC	2,404	41,930
Ultra Electronics Holdings PLC	1,045	26,396

TOTAL UNITED KINGDOM		5,846,164

United States of America - 6.8%
Alphabet, Inc. Class A (b)	137	172,456
Autoliv, Inc.	2,023	157,470
Berkshire Hathaway, Inc. Class B (b)	1,172	249,144
Black Knight, Inc. (b)	2,927	187,913
ConocoPhillips Co.	1,738	95,938
Lam Research Corp.	473	128,202
Marsh & McLennan Companies, Inc.	3,295	341,428
Martin Marietta Materials, Inc.	948	248,291
MasterCard, Inc. Class A	2,190	606,214
MercadoLibre, Inc. (b)	303	158,021
Moody's Corp.	1,338	295,283
Morningstar, Inc.	87	14,080
MSCI, Inc.	1,287	301,879
PayPal Holdings, Inc. (b)	1,423	148,134
PriceSmart, Inc.	1,126	83,437
ResMed, Inc.	2,448	362,108
S&P Global, Inc.	1,143	294,883
Sherwin-Williams Co.	637	364,568
Visa, Inc. Class A	3,361	601,148

TOTAL UNITED STATES OF AMERICA		4,810,597

TOTAL COMMON STOCKS
(Cost $63,839,019)		68,604,604

Nonconvertible Preferred Stocks - 1.2%
Brazil - 0.7%
Itau Unibanco Holding SA	19,550	176,611
Petroleo Brasileiro SA - Petrobras sponsored ADR	21,860	355,006

TOTAL BRAZIL		531,617

Germany - 0.5%
Porsche Automobil Holding SE (Germany)	3,917	288,411
Sartorius AG (non-vtg.)	215	41,771

TOTAL GERMANY		330,182

TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $789,818)		861,799

Money Market Funds - 1.4%
Fidelity Cash Central Fund 1.83% (c)
(Cost $940,436)	940,255	940,443
TOTAL INVESTMENT IN SECURITIES - 99.9%
(Cost $65,569,273)		70,406,846
NET OTHER ASSETS (LIABILITIES) - 0.1%		90,506
NET ASSETS - 100%		$70,497,352

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $432,077 or 0.6% of net assets.

 (b) Non-income producing

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$21,556
Fidelity Securities Lending Cash Central Fund	3,658
Total	$25,214

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$2,893,590	$1,477,841	$1,415,749	$--
Consumer Discretionary	5,614,268	1,547,330	4,066,938	--
Consumer Staples	4,264,121	1,769,251	2,494,870	--
Energy	4,053,025	1,864,512	2,188,513	--
Financials	17,334,677	8,173,132	9,161,545	--
Health Care	4,478,186	735,853	3,742,333	--
Industrials	10,504,747	6,700,550	3,804,197	--
Information Technology	11,613,773	5,787,205	5,826,568	--
Materials	6,580,083	4,578,404	2,001,679	--
Real Estate	1,423,637	532,443	891,194	--
Utilities	706,296	236,601	469,695	--
Money Market Funds	940,443	940,443	--	--
Total Investments in Securities:	$70,406,846	$34,343,565	$36,063,281	$--

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2019
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $64,628,837)	$69,466,403
Fidelity Central Funds (cost $940,436)	940,443
Total Investment in Securities (cost $65,569,273)		$70,406,846
Cash		48,358
Foreign currency held at value (cost $7,836)		7,840
Receivable for investments sold		33,374
Receivable for fund shares sold		24,203
Dividends receivable		156,667
Distributions receivable from Fidelity Central Funds		2,238
Other receivables		1,351
Total assets		70,680,877
Liabilities
Payable for investments purchased	$73,295
Payable for fund shares redeemed	110,230
Total liabilities		183,525
Net Assets		$70,497,352
Net Assets consist of:
Paid in capital		$69,303,583
Total accumulated earnings (loss)		1,193,769
Net Assets, for 5,705,208 shares outstanding		$70,497,352
Net Asset Value, offering price and redemption price per share ($70,497,352 ÷ 5,705,208 shares)		$12.36

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2019
Investment Income
Dividends		$1,130,847
Non-Cash dividends		285,647
Income from Fidelity Central Funds (including $3,658 from security lending)		25,214
Income before foreign taxes withheld		1,441,708
Less foreign taxes withheld		(105,432)
Total income		1,336,276
Expenses
Independent trustees' fees and expenses	$240
Commitment fees	112
Total expenses before reductions	352
Expense reductions	(265)
Total expenses after reductions		87
Net investment income (loss)		1,336,189
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $1,345)	(2,441,376)
Fidelity Central Funds	(7)
Foreign currency transactions	(10,125)
Total net realized gain (loss)		(2,451,508)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $1,349)	7,856,306
Fidelity Central Funds	7
Assets and liabilities in foreign currencies	1,671
Total change in net unrealized appreciation (depreciation)		7,857,984
Net gain (loss)		5,406,476
Net increase (decrease) in net assets resulting from operations		$6,742,665

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2019	Year ended October 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,336,189	$1,180,382
Net realized gain (loss)	(2,451,508)	(2,303,267)
Change in net unrealized appreciation (depreciation)	7,857,984	(4,149,405)
Net increase (decrease) in net assets resulting from operations	6,742,665	(5,272,290)
Distributions to shareholders	(958,596)	(243,461)
Share transactions
Proceeds from sales of shares	42,380,730	61,885,506
Reinvestment of distributions	958,596	243,461
Cost of shares redeemed	(25,018,062)	(24,832,406)
Net increase (decrease) in net assets resulting from share transactions	18,321,264	37,296,561
Total increase (decrease) in net assets	24,105,333	31,780,810
Net Assets
Beginning of period	46,392,019	14,611,209
End of period	$70,497,352	$46,392,019
Other Information
Shares
Sold	3,597,071	5,081,975
Issued in reinvestment of distributions	92,439	20,407
Redeemed	(2,240,142)	(2,068,952)
Net increase (decrease)	1,449,368	3,033,430

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Flex International Fund

Years ended October 31,	2019	2018	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$10.90	$11.95	$10.00
Income from Investment Operations
Net investment income (loss)B	.35C	.30	.16
Net realized and unrealized gain (loss)	1.39	(1.24)	1.79
Total from investment operations	1.74	(.94)	1.95
Distributions from net investment income	(.28)	(.07)	–
Distributions from net realized gain	–	(.03)	–
Total distributions	(.28)	(.11)D	–
Net asset value, end of period	$12.36	$10.90	$11.95
Total ReturnE,F	16.45%	(7.98)%	19.50%
Ratios to Average Net AssetsG,H
Expenses before reductionsI	-%	-%	- %J
Expenses net of fee waivers, if anyI	-%	-%	- %J
Expenses net of all reductionsI	-%	-%	- %J
Net investment income (loss)	3.01%C,I	2.53%	2.24%J
Supplemental Data
Net assets, end of period (000 omitted)	$70,497	$46,392	$14,611
Portfolio turnover rateK	89%	69%	35%J

 A For the period March 7, 2017 (commencement of operations) to October 31, 2017.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 2.65%.

 D Total distributions of $.11 per share is comprised of distributions from net investment income of $.073 and distributions from net realized gain of $.032 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 I Amount represents less than .005%.

 J Annualized

 K Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2019

1. Organization.

Fidelity Flex International Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund is available only to certain fee-based accounts offered by Fidelity. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2019 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Non-cash dividends" and the impact of these dividends is presented in the Financial Highlights. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2019, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), certain deemed distributions, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$7,055,079
Gross unrealized depreciation	(2,837,526)
Net unrealized appreciation (depreciation)	$4,217,553
Tax Cost	$66,189,293

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$1,204,389
Capital loss carryforward	$(4,229,281)
Net unrealized appreciation (depreciation) on securities and other investments	$4,217,313

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(4,114,215)
Long-term	(115,066)
Total no expiration	$(4,229,281)

The tax character of distributions paid was as follows:

	October 31, 2019	October 31, 2018
Ordinary Income	$958,596	$ 243,461

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $57,849,043 and $39,351,959, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services and the Fund does not pay any fees for these services. Under the management contract, the investment adviser or an affiliate pays all other expenses of the Fund, excluding fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $198 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $112 and is reflected in Commitment fees on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. For equity securities, lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. During the period, there were no securities loaned to NFS.

8. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $265.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity Flex International Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Flex International Index Fund (the “Fund”), a fund of Fidelity Salem Street Trust including the schedule of investments, as of October 31, 2019, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the two years in the period then ended and for the period from March 7, 2017(commencement of operations) to October 31, 2017, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2019 and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from March 7, 2017 (commencement of operations) to October 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 13, 2019

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 298 funds. Mr. Chiel oversees 171 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455 (for managed account clients) or 1-800-835-5092 (for retirement plan participants).

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair (2018-present) and Member (2013-present) of the Board of Governors, State University System of Florida and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present) and as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), a Director of Fortune Brands, Inc. (consumer products, 2000-2011), and a member of the Board of Trustees of the University of Florida (2013-2018).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a Director of Andeavor Logistics LP (natural resources logistics, 2015-2018), a Director of Post Oak Bank (privately-held bank, 2004-2018), a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), an Advisory Director of Riverstone Holdings (private investment), a Director of Spinnaker Exploration Company (exploration and production, 2001-2005) and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Executive Vice President of Fidelity SelectCo, LLC (2019-present), Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Executive Vice President of Fidelity SelectCo, LLC (2019-present), Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as Secretary and CLO of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2019-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2019 to October 31, 2019).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Expenses Paid During Period-B May 1, 2019 to October 31, 2019
Actual	- %-C	$1,000.00	$1,035.20	$--D
Hypothetical-E		$1,000.00	$1,025.21	$--D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C Amount represents less than .005%.

 D Amount represents less than $.005.

 E 5% return per year before expenses

Distributions (Unaudited)

The fund designates 3% of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 99% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are $0.3126 and $0.0336 for the dividend paid December 10, 2018.

The fund will notify shareholders in January 2020 of amounts for use in preparing 2019 income tax returns.

ZNL-ANN-1219
1.9881587.102

Item 2.

Code of Ethics

As of the end of the period, October 31, 2019, Fidelity Investment Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to Fidelity Diversified International K6 Fund, Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund, Fidelity Flex International Fund, Fidelity Global Equity Income Fund, Fidelity International Capital Appreciation K6 Fund, Fidelity International Discovery K6 Fund, Fidelity International Small Cap Fund, Fidelity International Small Cap Opportunities Fund, Fidelity International Value Fund, Fidelity SAI International SMA Completion Fund, Fidelity Series Emerging Markets Fund, Fidelity Series Emerging Markets Opportunities Fund, Fidelity Series International Small Cap Fund, Fidelity Series International Value Fund, Fidelity Series Overseas Fund and Fidelity Total International Equity Fund (the “Fund(s)”):

Services Billed by Deloitte Entities

October 31, 2019 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

Fidelity Diversified International K6 Fund	$149,000	$100	$7,100	$1,400
Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund	$51,000	$100	$6,200	$1,300
Fidelity Flex International Fund	$54,000	$100	$6,900	$1,400
Fidelity Global Equity Income Fund	$47,000	$100	$6,300	$1,200
Fidelity International Capital Appreciation K6 Fund	$69,000	$100	$7,300	$1,400
Fidelity International Discovery K6 Fund	$43,000	$-	$6,900	$300
Fidelity International Small Cap Fund	$59,000	$100	$7,100	$1,500
Fidelity International Small Cap Opportunities Fund	$52,000	$100	$6,000	$1,400
Fidelity International Value Fund	$51,000	$100	$6,000	$1,300
Fidelity SAI International SMA Completion Fund	$43,000	$-	$7,100	$500
Fidelity Series Emerging Markets Fund	$68,000	$100	$7,100	$1,200
Fidelity Series Emerging Markets Opportunities Fund	$46,000	$100	$7,400	$1,200
Fidelity Series International Small Cap Fund	$45,000	$100	$6,000	$1,200
Fidelity Series International Value Fund	$44,000	$100	$6,000	$1,200
Fidelity Series Overseas Fund	$41,000	$-	$6,000	$300
Fidelity Total International Equity Fund	$56,000	$100	$6,900	$1,500

October 31, 2018 FeesA,B,C

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Diversified International K6 Fund	$55,000	$100	$7,100	$1,500
Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund	$52,000	$100	$6,200	$1,500
Fidelity Flex International Fund	$55,000	$100	$7,100	$1,600
Fidelity Global Equity Income Fund	$48,000	$100	$6,000	$1,400
Fidelity International Capital Appreciation K6 Fund	$54,000	$100	$7,100	$1,500
Fidelity International Discovery K6 Fund	$-	$-	$-	$-
Fidelity International Small Cap Fund	$59,000	$100	$7,100	$1,700
Fidelity International Small Cap Opportunities Fund	$53,000	$100	$6,000	$1,500
Fidelity International Value Fund	$51,000	$100	$6,000	$1,500
Fidelity SAI International SMA Completion Fund	$-	$-	$-	$-
Fidelity Series Emerging Markets Fund	$33,000	$-	$7,100	$200
Fidelity Series Emerging Markets Opportunities Fund	$47,000	$100	$7,400	$1,400
Fidelity Series International Small Cap Fund	$46,000	$100	$6,000	$1,300
Fidelity Series International Value Fund	$45,000	$100	$6,000	$1,300
Fidelity Series Overseas Fund	$-	$-	$-	$-
Fidelity Total International Equity Fund	$67,000	$100	$6,900	$1,700

A Amounts may reflect rounding.

B Fidelity SAI International SMA Completion Fund commenced operations on April 11, 2019, Fidelity International Discovery K6 Fund commenced operations on June 13, 2019 and Fidelity Series Overseas Fund commenced operations on June 21, 2019.

C Fidelity Series Emerging Markets Fund commenced operations on August 29, 2018.

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity Emerging Markets Discovery Fund, Fidelity Global Commodity Stock Fund, Fidelity International Discovery Fund, Fidelity International Growth Fund, Fidelity Series Canada Fund, Fidelity Series International Growth Fund and Fidelity Total Emerging Markets Fund (the “Fund(s)”):

Services Billed by PwC

October 31, 2019 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Emerging Markets Discovery Fund	$60,000	$4,400	$5,300	$2,000
Fidelity Global Commodity Stock Fund	$48,000	$3,300	$2,900	$1,500
Fidelity International Discovery Fund	$79,000	$5,700	$5,500	$2,600
Fidelity International Growth Fund	$55,000	$4,600	$5,300	$2,100
Fidelity Series Canada Fund	$50,000	$4,100	$5,300	$1,800
Fidelity Series International Growth Fund	$45,000	$3,800	$5,300	$1,700
Fidelity Total Emerging Markets Fund	$67,000	$4,900	$4,400	$2,200

October 31, 2018 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Emerging Markets Discovery Fund	$54,000	$4,800	$5,200	$2,400
Fidelity Global Commodity Stock Fund	$41,000	$3,600	$2,600	$1,800
Fidelity International Discovery Fund	$73,000	$6,300	$5,400	$3,100
Fidelity International Growth Fund	$57,000	$5,000	$5,200	$2,500
Fidelity Series Canada Fund	$44,000	$4,000	$5,200	$2,000
Fidelity Series International Growth Fund	$46,000	$4,200	$5,200	$2,100
Fidelity Total Emerging Markets Fund	$61,000	$5,300	$4,400	$2,600

A Amounts may reflect rounding.

The following table(s) present(s) fees billed by Deloitte Entities and PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund(s) and that are rendered on behalf of Fidelity Management & Research Company ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund(s) (“Fund Service Providers”):

Services Billed by Deloitte Entities

	October 31, 2019A,B	October 31, 2018A,B,C
Audit-Related Fees	$290,000	$5,000
Tax Fees	$5,000	$5,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

B May include amounts billed prior to the Fidelity SAI International SMA Completion Fund, Fidelity International Discovery K6 Fund and Fidelity Series Overseas Funds’ commencement of operations.

C May include amounts billed prior to the Fidelity Series Emerging Markets Fund’s commencement of operations.

Services Billed by PwC

	October 31, 2019A	October 31, 2018A
Audit-Related Fees	$7,890,000	$7,745,000
Tax Fees	$10,000	$20,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by Deloitte Entities and PwC for services rendered to the Fund(s), FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund(s) are as follows:

Billed By	October 31, 2019A.B	October 31, 2018A,B,C
Deloitte Entities	$700,000	$585,000
PwC	$12,620,000	$11,025,000

A Amounts may reflect rounding.

B May include amounts billed prior to the Fidelity SAI International SMA Completion Fund, Fidelity International Discovery K6 Fund and Fidelity Series Overseas Funds’ commencement of operations.

C May include amounts billed prior to the Fidelity Series Emerging Markets Fund’s commencement of operations.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by Deloitte Entities and PwC to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities and PwC in its(their) audit of the Fund(s), taking into account representations from Deloitte Entities and PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund(s) and its(their) related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund(s) Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s(s’) last two fiscal years relating to services provided to (i) the Fund(s) or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund(s).

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable.

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 13.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Investment Trust

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	December 26, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	December 26, 2019

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	December 26, 2019